UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

Item 1. Reports to Stockholders.

August 31, 2011

2011 Annual Report

iShares, Inc.

iShares MSCI Austria Investable Market Index Fund  |  EWO  |  NYSE Arca

iShares MSCI Belgium Investable Market Index Fund  |  EWK  |  NYSE Arca

iShares MSCI Emerging Markets Eastern Europe Index Fund  |  ESR  |  NYSE Arca

iShares MSCI EMU Index Fund  |  EZU  |  NYSE Arca

iShares MSCI France Index Fund  |  EWQ  |  NYSE Arca

iShares MSCI Germany Index Fund  |  EWG  |  NYSE Arca

iShares MSCI Italy Index Fund  |  EWI  |  NYSE Arca

iShares MSCI Netherlands Investable Market Index Fund  |  EWN  |  NYSE Arca

iShares MSCI Spain Index Fund  |  EWP  |  NYSE Arca

iShares MSCI Sweden Index Fund  |  EWD  |  NYSE Arca

iShares MSCI Switzerland Index Fund  |  EWL  |  NYSE Arca

iShares MSCI United Kingdom Index Fund  |  EWU  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.92%	11.43%	11.17%	(6.61)%	(6.74)%	(7.48)%	10.88%	10.80%	10.82%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.92%	11.43%	11.17%	(28.95)%	(29.44)%	(32.22)%	180.88%	178.99%	179.26%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	37.53%

Industrial	21.27

Energy	19.23

Basic Materials	10.49

Communications	7.08

Utilities	1.73

Consumer Non-Cyclical	1.32

Consumer Cyclical	0.53

Short-Term and Other Net Assets	0.82

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Erste Group Bank AG	13.93%

OMV AG	12.20

voestalpine AG	8.67

Telekom Austria AG	7.08

IMMOFINANZ AG	6.61

Andritz AG	4.85

Verbund AG	4.78

Raiffeisen International Bank Holding AG	4.68

Vienna Insurance Group AG	4.31

Wienerberger AG	3.80

TOTAL	70.91%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Austria Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Austria Investable Market IndexSM (the “Index”). The Index consists of stocks traded primarily on the Vienna Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 10.92%, net of fees, while the total return for the Index was 11.17%.

The Austrian stock market, as represented by the Index, climbed steadily from the beginning of the reporting period through mid-May 2011. However, heading into the summer, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index declined. Despite a sharp sell-off in August, the Index still posted double-digit returns for the reporting period.

During the reporting period, the Austrian economy was among the healthiest in the euro zone, with unemployment at just 4%. During the second quarter of 2011, gross domestic product (“GDP”) rose 3.7% compared to the second quarter of 2010. GDP in the first quarter of 2011 was up 4.2% over the first quarter of 2010. GDP growth for calendar 2010 was 2.1%. However, inflation increased sharply in the first half of 2011 to 3.5%, exceeding inflation in the euro zone during the same period by one percentage point.

Because Austria relies on its European neighbors for the preponderance of its exports, a downturn in the economic health of these countries causes investor concern. Austria’s exports were showing signs of weakness in the second quarter of 2011, as April’s exports were down more than 10% compared to the prior month. In particular, Austria is affected by the health of Germany’s economy, where GDP rose 2.8% in the second quarter of 2011 versus the same period in the prior year. Germany’s economic data was mixed during the reporting period. Exports, factory orders and industrial production showed strength as the reporting period came to a close. However, some major Germany companies reported disappointing second quarter earnings.

Meanwhile, investors continued to face uncertainty in the region. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece which also strengthened the region’s bailout mechanism to offer protection to other euro-region nations in an effort to stop contagion from the debt crisis. Still, Spain, Portugal and Ireland’s debt were downgraded and investors continued to fear that Europe’s

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

debt crisis would spread to more countries. The International Monetary Fund, in its annual review of Austria’s economy, called for Austria to pay down its government debt, currently at 70% of GDP, through a combination of tax increases and spending cuts.

From a sector perspective, industrials, energy and materials posted the strongest contributions to the Index’s return for the reporting period, while health care and telecommunications services produced negative contributions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

			Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.59%	10.00%	8.09%	(8.06)%	(8.19)%	(9.00)%	3.99%	3.97%	2.52%

			Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.59%	10.00%	8.09%	(34.29)%	(34.77)%	(37.58)%	47.84%	47.53%	28.23%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	42.51%

Financial	15.79

Basic Materials	13.34

Communications	9.08

Diversified	8.11

Industrial	4.81

Utilities	1.77

Consumer Cyclical	1.50

Technology	0.54

Short-Term and Other Net Assets	2.55

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Anheuser-Busch InBev NV	24.13%

Solvay SA	6.34

Groupe Bruxelles Lambert SA	6.10

Delhaize Group SA	6.05

Belgacom SA	4.81

Umicore	4.72

Colruyt SA	4.60

UCB SA	4.23

Ageas	3.69

KBC Groep NV	3.67

TOTAL	68.34%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Belgium Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium Investable Market IndexSM (the “Index”). The Index consists of stocks traded primarily on the Brussels Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 9.59%, net of fees, while the total return for the Index was 8.09%.

The Belgium stock market, as represented by the Index, climbed from the beginning of the reporting period through November 2010, declining for a few weeks before resuming its ascent over the next several months. However, heading into the summer, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index fell along with other European markets. Despite a sharp sell-off in August, the Index still posted high single-digit returns for the reporting period.

The Belgian economy has generally outperformed the euro zone as a whole. According to the National Bank of Belgium, growth in gross domestic product (“GDP”) was 2.4% during the reporting period, slightly higher than the euro zone growth rate of approximately 1.8% over the same period. Unemployment ranged between 7-8%, significantly below the euro zone’s 10% rate. In addition, industrial production experienced steady growth through the reporting period, with monthly percentage gains ranging from 4 to 11% over the prior year period.

Because Belgium relies on its European neighbors for the preponderance of its exports, a downturn in the economic health of these countries can negatively impact the health of the Belgian economy. In particular, Belgium is affected by the health of Germany’s economy, where GDP rose 2.8% in the second quarter of 2011 versus the prior year period. Germany’s economic data was mixed during the reporting period. Exports, factory orders and industrial production showed strength as the reporting period came to a close. However, some major Germany companies reported disappointing second quarter earnings.

Meanwhile, investors continued to face uncertainty in the region. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece which also strengthened the region’s bailout mechanism to offer protection to other euro-region nations in an effort to stop contagion from the debt crisis. Still, Spain, Portugal and Ireland’s debt were downgraded and investors continued to fear that Europe’s

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

debt crisis would spread to more countries. The International Monetary Fund, in its annual review of Belgium’s economy, commended efforts to stabilize the country’s banking system as well as to pay down public debt relative to GDP.

From a sector perspective, consumer staples, materials and health care posted the strongest contributions to the Index’s return for the reporting period, while financials, energy and utilities produced negative contributions.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Return

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.86%	14.95%	17.66%	10.57%	9.96%	11.28%	21.29%	20.00%	22.73%

Total returns for the period since inception are calculated from the inception date of the Fund (9/30/09). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/2/09), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Energy	45.46%

Financial	20.42

Basic Materials	14.38

Communications	8.64

Utilities	7.26

Consumer Non-Cyclical	2.65

Technology	0.30

Industrial	0.20

Short-Term and Other Net Assets	0.69

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets

Gazprom OAO (Russia)	19.33%

LUKOIL OAO (Russia)	9.04

Sberbank of Russia (Russia)	7.48

MMC Norilsk Nickel OJSC (Russia)	4.20

Uralkali OJSC (Russia)	4.03

Rosneft Oil Co. OJSC (Russia)	3.70

NovaTek OAO SP GDR (Russia)	3.66

Mobile TeleSystems OJSC SP ADR (Russia)	2.57

KGHM Polska Miedz SA (Poland)	2.49

Rostelecom OJSC (Russia)	2.49

TOTAL	58.99%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Emerging Markets Eastern Europe Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Eastern Europe IndexSM (the “Index”). The Index is a free-float adjusted market capitalization index designed to measure equity market performance of the following four emerging market countries: the Czech Republic, Hungary, Poland and Russia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 15.86%, net of fees, while the total return for the Index was 17.66%.

As represented by the Index, stock markets in Eastern Europe posted a double-digit gain for the reporting period. Despite some interim volatility, the Index enjoyed an extended rally from the beginning of the period through April 2011 as steadily improving economic data boosted investor confidence in a global economic recovery. Strong demand in Europe for exports from Eastern Europe helped boost equity markets in the region. From the beginning of the reporting period through its peak in mid-April 2011, the Index surged by more than 40%.

The Index gave back some ground during the last four months of the reporting period as an accumulation of global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery. The Index’s decline was especially severe in August 2011 as increasingly risk-averse investors shifted away from many emerging markets, causing the Index to fall by approximately 13% for the month.

The Index benefited from a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. The dollar depreciated by 6% versus the Russian ruble, 9.5% against the Polish zloty, 15% versus the Czech koruna, and 17% against the Hungarian forint for the reporting period. The U.S. dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

Russia, the largest country weighting in the Index (comprising more than 70% of the Index as of August 31, 2011), generated the best returns, advancing by nearly 20% for the reporting period. Russia’s economy benefited from a broad rise in commodity prices; in particular, Russia is a major energy exporter, and the price of oil increased by nearly 25% for the reporting period. Poland’s stock market, which made up approximately 18% of the Index, also posted solid gains thanks to improving economic conditions. The two smaller Index components, the

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

Czech Republic and Hungary, produced mixed results. The Czech stock market rallied as exports to Europe provided a lift to economic growth, but Hungarian stocks declined for the reporting period amid uncertainty regarding the country’s relatively high public debt levels.

Within the Index, the best-performing sector by far was the materials sector, which gained more than 50% for the reporting period thanks to a strong increase in demand for commodities and higher commodity prices. The energy and financials sectors, the two largest sector weightings in the Index (together comprising approximately two-thirds of the Index as of August 31, 2011), were also among the better-performing segments of the Index. The weaker-performing sectors were the smallest Index weightings – industrials, information technology, and health care.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMU INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.78%	6.46%	5.89%	(3.90)%	(3.97)%	(3.81)%	3.52%	3.45%	3.67%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.78%	6.46%	5.89%	(18.04)%	(18.32)%	(17.64)%	41.32%	40.40%	43.38%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector	Percentage of Net Assets
Financial	20.11%

Consumer Non-Cyclical	16.42

Industrial	12.59

Communications	11.55

Basic Materials	10.09

Consumer Cyclical	8.18

Energy	7.78

Utilities	7.57

Technology	3.48

Diversified	2.00

Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Total SA (France)	3.53%

Telefonica SA (Spain)	2.92

Siemens AG Registered (Germany)	2.90

Sanofi-Aventis (France)	2.76

Banco Santander SA (Spain)	2.65

BASF SE (Germany)	2.23

Unilever NV CVA (Netherlands)	1.88

Bayer AG (Germany)	1.82

SAP AG (Germany)	1.71

BNP Paribas (France)	1.68

TOTAL	24.08%

The iShares MSCI EMU Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EMU IndexSM (the “Index”). The Index consists of stocks from Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 5.78%, net of fees, while the total return for the Index was 5.89%.

The stock markets of the European Monetary Union (“EMU”), as represented by the Index, were volatile during the reporting period, declining between May and August, 2011. Heading into the summer, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index fell along with other international markets. Despite the declines near the end of the reporting period and a sell-off in August, the Index still posted a positive return for the reporting period.

EMU member countries are those members of the European Union that have adopted the euro as its currency. Despite Europe’s economic difficulties, its currency strengthened against the dollar during the reporting period. One euro equaled $1.47 on August 31, 2011, up from $1.27 at September 1, 2010.

From a country perspective, France, Germany and the Netherlands posted the strongest contributions to the Index’s return, while Greece and Italy produced negative contributions. After posting modest growth earlier in the reporting period, France, Germany and the Netherlands saw economic growth flatten to virtually zero in the second quarter of 2011. Meanwhile, in mid-July, European Union leaders reached an agreement on a second rescue package for Greece which also strengthened protection to other euro-region nations in an effort to stop contagion from the debt crisis. Still, Spain, Portugal and Ireland’s debt were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries.

In the midst of Europe’s struggle to contain its government debt crisis, European policy makers focused on strengthening the region’s banking system, as European bank shares fell to their lowest levels since March 2009. The European Central Bank (“ECB”) has opened new credit lines for banks that need funds, while the proposed Greek bailout would provide loans to countries that need to recapitalize their banks. In addition, the ECB bought Italian and Spanish government bonds from European banks, allowing them to reduce their portfolios of troubled assets.

American money market funds, a historically reliable source of funding, sharply cut their exposure to European banks. The ten largest U.S. money market funds cut their exposure to European banks by 9% in July 2011 after a reduction of 20% in June.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.24%	11.06%	10.37%	(3.18)%	(3.25)%	(3.02)%	3.63%	3.59%	3.86%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.24%	11.06%	10.37%	(14.90)%	(15.23)%	(14.23)%	42.89%	42.29%	46.01%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	22.36%

Industrial	15.88

Financial	15.31

Energy	11.89

Communications	10.56

Basic Materials	6.23

Utilities	5.78

Consumer Cyclical	5.27

Diversified	4.65

Technology	2.02

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Total SA	10.54%

Sanofi-Aventis	8.25

BNP Paribas	5.03

LVMH Moet Hennessy Louis Vuitton SA	4.37

Danone SA	4.05

GDF Suez	3.97

L’Air Liquide SA	3.75

France Telecom SA	3.61

Schneider Electric SA	3.33

Vivendi SA	3.07

TOTAL	49.97%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI France Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI France IndexSM (the “Index”). The Index consists of stocks traded primarily on the Paris Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 10.24%, net of fees, while the total return for the Index was 10.37%.

Despite the slumping European economy, the stock market in France posted positive returns during the reporting period. The market, as represented by the Index, climbed from the beginning of the reporting period through November 2010. After pausing for a few weeks, the market resumed its mostly uninterrupted ascent over the next several months. However, heading into the summer, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index fell along with other European markets. Despite a sell-off in August, the Index still posted double-digit returns for the reporting period.

After showing a 4% annualized rate of growth in gross domestic product (“GDP”) during the first quarter of 2011, the French economy showed no growth in GDP during the second quarter of 2011, making it more difficult for the government to cut its substantial budget deficit.

Still, France’s economy had some positive fundamentals during the reporting period. France’s housing market was relatively healthy compared to other European countries. After a modest decline, home prices rebounded in mid-2009 and were near their pre-crisis peak at the end of the reporting period. Few houses have been built in recent years because of a scarcity of buildable land in metropolitan areas as well as regulatory barriers to new housing construction.

Meanwhile, investors continued to face uncertainty in the euro zone. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. Still, Spain, Portugal and Ireland’s debt were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries. The International Monetary Fund, in its annual review of France’s economy, said the Greece situation underlines the importance for France to continue to reduce its public debt relative to GDP.

From a sector perspective, consumer discretionary, industrials and health care posted the strongest contributions to the Index’s return for the reporting period, while financials and telecommunication services produced negative contributions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.84%	11.08%	10.83%	0.53%	0.36%	0.60%	5.25%	5.20%	5.39%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.84%	11.08%	10.83%	2.69%	1.79%	3.06%	66.78%	65.97%	69.06%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Basic Materials	22.52%

Consumer Cyclical	17.57

Financial	16.46

Industrial	14.17

Consumer Non-Cyclical	8.30

Technology	7.31

Utilities	6.95

Communications	5.64

Diversified	0.63

Short-Term and Other Net Assets	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Siemens AG Registered	10.44%

BASF SE	8.06

Bayer AG	6.55

SAP AG	6.17

Daimler AG Registered	6.02

Allianz SE Registered	5.75

E.ON AG	4.85

Deutsche Bank AG Registered	4.64

Deutsche Telekom AG Registered	4.37

Bayerische Motoren Werke AG	3.30

TOTAL	60.15%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Germany Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany IndexSM (the “Index”). The Index consists of stocks traded primarily on the Frankfurt Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 10.84%, net of fees, while the total return for the Index was 10.83%.

Despite the slumping European economy, the stock market in Germany posted positive returns during the reporting period. The market, as represented by the Index, climbed from the beginning of the reporting period through May 2011. However, heading into the summer, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index fell along with other European markets. Despite a sharp sell-off in August, the Index still posted double-digit returns for the reporting period.

Germany’s economy slowed in the second quarter of 2011 amidst rising energy prices, with annualized growth in gross domestic product (“GDP”) at only 0.5%, down from 5.5% in the first quarter of 2011. The country’s finance ministry warned that Germany faced an “obvious slowdown” and that its economic recovery in the summer of 2011 was below expectations. The Japanese earthquake and tsunami, a spike in oil prices and the slowing U.S. economy were cited as reasons for the weaker performance.

Another factor that may have slowed growth was higher interest rates. The European Central Bank (“ECB”) raised interest rates twice during the reporting period. The ECB raised rates from 1% to 1.25% in April 2011, and then to 1.5% in July of 2011.

Since Germany makes up 30% of the GDP of the euro-zone countries, a weaker Germany has negative implications for the rest of the region and its ability to outgrow its debt woes. Countries such as Greece, Spain, Portugal and Ireland were still fragile, putting pressure on Germany to extend loans to crisis-hit countries. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. Spain, Portugal and Ireland’s debt were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY INDEX FUND

At the end of the reporting period, Reuters reported that approximately 75% of German voters oppose the expansion of Europe’s bailout fund, as Germany funds more than a quarter of the total amount. In another poll, more than two-thirds of German voters indicated that they thought parliament should not ratify more money for the bailout fund.

From a sector perspective, consumer discretionary, materials and industrials posted the strongest contributions to the Index’s return for the reporting period, while utilities and financials produced negative contributions.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.80)%	(5.75)%	(6.46)%	(11.44)%	(11.46)%	(11.36)%	0.32%	0.30%	0.28%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.80)%	(5.75)%	(6.46)%	(45.52)%	(45.60)%	(45.27)%	3.22%	3.08%	2.81%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	27.67%

Energy	26.98

Utilities	20.41

Consumer Cyclical	6.85

Communications	6.21

Industrial	6.11

Consumer Non-Cyclical	4.65

Diversified	1.02

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Eni SpA	20.16%

Enel SpA	13.61

UniCredit SpA	7.74

Intesa Sanpaolo SpA	6.90

Assicurazioni Generali SpA	4.90

Saipem SpA	4.88

Snam Rete Gas SpA	3.66

Telecom Italia SpA	3.40

Fiat Industrial SpA	3.24

Tenaris SA	3.22

TOTAL	71.71%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Italy Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Italy IndexSM (the “Index”). The Index consists of stocks traded primarily on the Milan Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was (6.80)%, net of fees, while the total return for the Index was (6.46)%.

The Italian stock market, as represented by the Index, rose gradually from the beginning of the reporting period through May 2011. However, it declined sharply over the next several months as the stalled global economic recovery, Europe’s re-emerging debt crisis as well as Italy’s fiscal problems came into focus. Because of a sharp sell-off during the summer, the Index posted a loss for the reporting period.

Italy’s economic growth was sluggish during the reporting period due to slowing exports and weak domestic demand. In the second quarter of 2011, the economy expanded 0.8% as compared to the second quarter of 2010. Meanwhile, gross domestic product (“GDP”) grew only 0.3% in the second quarter of 2011 versus the first quarter of 2011 after growing just 0.1% in the first quarter of 2011 versus the fourth quarter of 2010.

During the summer of 2011, investors feared that Italy could become engulfed in the European debt crisis that started with Greece and spread to Spain, Portugal and Ireland. As a result, bond yields on Italian government debt surged as the reporting period came to a close, as investors demanded more income to compensate for the additional risk. In response, the Italian government considered an austerity package aimed at balancing Italy’s budget. Italy’s national debt is 120% of GDP. In contrast, Germany’s debt is only 15% of GDP.

According to the International Monetary Fund, Italy’s economic growth has been consistently below the euro zone for the past ten years. Italian businesses are subject to high taxes and regulation, including tenured employees who receive generous benefits. In addition, because of the country’s high level of public debt, it was not able to provide fiscal stimulus to offset declining consumer demand. On the plus side, the Italian banking system remained relatively stable, primarily because it avoided some of the products and services, such as complex derivatives, that have plagued banks in other countries.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY INDEX FUND

Meanwhile, investors continued to face uncertainty elsewhere in the euro zone region. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece while Spain, Portugal and Ireland’s debt were downgraded.

From a sector perspective, financials and industrials contributed the most to the Index’s negative return for the reporting period, mitigated by the modest but positive contributions of the energy and consumer discretionary sectors.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.44%	6.17%	5.80%	(2.03)%	(2.10)%	(1.46)%	2.44%	2.44%	2.94%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.44%	6.17%	5.80%	(9.75)%	(10.06)%	(7.11)%	27.30%	27.21%	33.65%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	35.48%

Financial	19.60

Industrial	14.30

Communications	13.04

Basic Materials	7.08

Technology	6.09

Energy	2.80

Diversified	0.88

Consumer Cyclical	0.37

Short-Term and Other Net Assets	0.36

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Unilever NV CVA	19.91%

ING Groep NV CVA	11.96

Koninklijke KPN NV	8.04

Koninklijke Philips Electronics NV	7.54

Koninklijke Ahold NV	4.81

ASML Holding NV	4.79

Heineken NV	4.69

Akzo Nobel NV	4.26

Reed Elsevier NV	2.95

AEGON NV	2.83

TOTAL	71.78%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Netherlands Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Netherlands Investable Market IndexSM (the “Index”). The Index consists of stocks traded primarily on the Amsterdam Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 5.44%, net of fees, while the total return for the Index was 5.80%.

The Netherlands stock market, as represented by the Index, generally climbed from the beginning of the reporting period through mid-May 2011. However, heading into the summer, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index declined. Despite a sharp sell-off in August, the Index still posted single-digit returns for the reporting period.

During the reporting period, the economy in the Netherlands started strong but flattened in the second quarter of 2011, with gross domestic product (“GDP”) advancing just 0.1% over the first quarter of 2011. In contrast, the first quarter of 2011 and fourth quarter of 2010 posted GDP advances of 0.8% and 0.7%, respectively over the prior quarter. During the first half of the reporting period, a surge in residential and commercial building projects took place, aided by mild winter weather and pent-up demand.

However, as the economy throughout the euro zone was slowing, the European Central Bank increased short-term interest rates – from 1.0% to 1.25% in April 2011 and from 1.25% to 1.50% in July 2011 – in the second half of the reporting period.

Because the Netherlands relies on its European neighbors for the preponderance of its exports, a downturn in the economic health of these countries negatively impacts its own economic health. GDP growth in Europe slowed sharply in the second half of the reporting period. During the second quarter of 2011, GDP for the 17-member euro zone rose 0.2% versus the previous quarter while household consumption was down slightly, the first such decline since the third quarter of 2009. Inflation hit 2.8% in April 2011, the highest rate since October 2008.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

Meanwhile, investors continued to face uncertainty from the weaker countries in the euro zone. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. In addition, Spain, Portugal and Ireland’s debts were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries.

From a sector perspective, consumer staples and information technology posted the strongest positive contributions to the Index’s return for the reporting period, while industrials and financials produced negative contributions.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1.78%	2.60%	(1.37)%	(0.20)%	(0.23)%	(0.61)%	8.20%	8.21%	7.96%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1.78%	2.60%	(1.37)%	(1.00)%	(1.15)%	(3.00)%	120.00%	120.14%	115.12%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	40.81%

Communications	20.52

Utilities	12.07

Industrial	8.13

Consumer Cyclical	5.14

Energy	4.82

Consumer Non-Cyclical	4.64

Technology	2.87

Basic Materials	0.84

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Telefonica SA	19.84%

Banco Santander SA	19.81

Banco Bilbao Vizcaya Argentaria SA	8.53

Repsol YPF SA	4.82

Iberdrola SA	4.81

Industria de Diseno Textil SA	4.17

Gas Natural SDG SA	2.80

Actividades de Construcciones y Servicios SA	2.76

Banco Popular Espanol SA	2.67

Abertis Infraestructuras SA	2.60

TOTAL	72.81%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Spain Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Spain IndexSM (the “Index”). The Index consists of stocks traded primarily on the Madrid Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 1.78%, net of fees, while the total return for the Index was (1.37)%.

The Spain stock market, as represented by the Index, rose from the beginning of the reporting period through November 2010 before declining sharply by the end of 2010. It rebounded through May but once again declined sharply over the next several months as the stalled global economic recovery, Europe’s re-emerging debt crisis and Spain’s fiscal problems came into focus. Because of a sharp sell-off during the summer, the Index posted a slight loss for the reporting period.

Spain’s modest economic recovery lost steam as the reporting period came to a close. The euro zone’s fourth largest economy grew at a quarterly rate of 0.2% during the second quarter of 2011 compared to the first quarter of 2011, down slightly from an increase of 0.3% in the first quarter of 2011 versus the fourth quarter of 2010. Consumer demand fell at an annual rate of 1.9% in the second quarter of 2011 compared to the prior quarter, as Spain grappled with a collapsed housing market. Among developed countries, Spain’s 21% unemployment rate is the highest in the world.

During the reporting period, investor attention focused on the ongoing European sovereign debt crisis, in particular a possible default by Greece, but also the potential that the crisis would spread to Italy and Spain. In July of 2011, European leaders reached an agreement on a second rescue package for Greece. Meanwhile, the credit ratings of Portugal, Ireland and Spain were downgraded.

During the summer, Spain saw its borrowing costs rise to a nine-year high, with yields on an 18-month bond reaching 3.9%. In response, the European Central Bank began buying government bonds of Italy and Spain in an effort to boost bond prices and reduce yields. Because Spain’s budget deficit as a percentage of GDP is among the highest in the world, the nation’s political leaders promised to pare public sector salaries and pensions. In addition, Spain’s government overwhelmingly approved a constitutional amendment to set maximum budget deficit levels and establish penalties for failure to comply.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN INDEX FUND

From a sector perspective, financials contributed the most to the Index’s negative return for the reporting period, offset by small positive gains from the energy, consumer discretionary and industrials sectors.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.40%	13.96%	13.38%	4.37%	4.35%	4.35%	10.14%	10.15%	10.02%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.40%	13.96%	13.38%	23.83%	23.75%	23.75%	162.76%	162.83%	159.89%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Industrial	28.68%

Financial	24.18

Communications	22.12

Consumer Cyclical	13.72

Consumer Non-Cyclical	5.96

Basic Materials	4.82

Diversified	0.48

Short-Term and Other Net Assets	0.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Telefonaktiebolaget LM Ericsson Class B	11.18%

Hennes & Mauritz AB Class B	10.48

Nordea Bank AB	7.99

Volvo AB Class B	5.65

TeliaSonera AB	5.09

Atlas Copco AB Class A	4.99

Sandvik AB	4.43

Svenska Handelsbanken AB Class A	4.42

Swedbank AB Class A	3.67

SKF AB Class B	3.03

TOTAL	60.93%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Sweden Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Sweden IndexSM (the “Index”). The Index consists of stocks traded primarily on the Stockholm Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 13.40%, net of fees, while the total return for the Index was 13.38%.

Sweden’s stock market, as represented by the Index, generally increased from the beginning of the reporting period through mid-May 2011. However, at the beginning of the summer of 2011, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index declined over the remainder of the reporting period. Despite a sharp sell-off in August, the Index still posted double-digit returns for the reporting period.

Sweden’s economy was relatively strong during the reporting period, with second quarter 2011 gross domestic product (“GDP”) growth at 5.3% versus the second quarter of 2010. Meanwhile, unemployment ended the period at 7.5%. Inflation was 3.3% in July 2011, driven by higher energy and commodity prices. Consumer spending grew 2.3% during the second quarter of 2011 versus the same period in 2010, due to increased consumption of durable goods such as automobiles.

From Sweden’s perspective, economic risks were primarily outside its own borders. These developments are of concern to Sweden, since its economy is dependent upon exports to these markets. Despite slowing economies in Europe, the European Central Bank increased short-term interest rates from 1.0% to 1.25% in April 2011 and from 1.25% to 1.50% in July 2011. During the second quarter of 2011, GDP for the 17-member euro zone rose just 0.2% versus the previous quarter. In Germany, GDP rose just 0.1% in the second quarter of 2011 versus the prior quarter, while France’s GDP was flat over the same period.

At its most recent meeting, Sweden’s central bank chose to keep short-term interest rates at 2%, postponing any increases and reflecting the global slowdown. The rate had been 1% at the beginning of the reporting period, rising by 0.25 percentage points in December 2010, February 2011, April 2011 and June 2011. The bank indicates that the Swedish economy has outperformed economies in the euro area, while government budget deficits are modest, requiring little in the way of fiscal cutbacks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

Meanwhile, investors continued to face uncertainty from the weaker countries in the euro zone. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. In addition, Spain, Portugal and Ireland’s debts were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries.

From a sector perspective, industrials, financials and information technology posted the strongest positive contributions to the Index’s return for the reporting period, while consumer discretionary was the only sector to produce a negative contribution.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.30%	16.63%	14.59%	3.74%	3.66%	2.54%	7.83%	7.81%	7.73%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.30%	16.63%	14.59%	20.16%	19.67%	13.38%	112.49%	112.15%	110.48%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	33

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	56.39%

Financial	18.05

Industrial	10.07

Consumer Cyclical	5.70

Basic Materials	5.42

Energy	1.90

Communications	1.79

Short-Term and Other Net Assets	0.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Nestle SA Registered	23.03%

Novartis AG Registered	12.79

Roche Holding AG Genusschein	12.76

ABB Ltd. Registered	4.45

UBS AG Registered	4.15

Zurich Financial Services AG Registered	3.96

Credit Suisse Group AG Registered	3.67

Syngenta AG Registered	3.58

Compagnie Financiere Richemont SA Class A Bearer Units	3.45

Swiss Re Ltd.	2.41

TOTAL	74.25%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Switzerland Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Switzerland IndexSM (the “Index”). The Index consists of stocks traded primarily on the Zurich Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 16.30%, net of fees, while the total return for the Index was 14.59%.

The Swiss stock market, as represented by the Index, generally climbed from the beginning of the reporting period through May 2011. However, at the beginning of the summer, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index declined. Despite a sharp sell-off in August, the Index still posted double-digit returns for the reporting period.

Switzerland’s economy was relatively strong during the reporting period, with second quarter 2011 gross domestic product (“GDP”) growth at 2.3% versus the same period in the prior year. The unemployment rate declined from 3.8% to 2.8% during the reporting period, while inflation was under 1%. A strong Swiss franc crimped exports during the second quarter of 2011, resulting in a decline of 1.3%, reversing the first quarter’s gain of 3.4%, of total exports. Still, Switzerland posted a trade surplus (i.e., exports exceeded imports) during the reporting period. The countries in the European Union are its largest trading partners, accounting for about 62% of exports and 79% of imports.

From Switzerland’s perspective, economic risks were primarily outside its own borders. Despite slowing economies in Europe, the European Central Bank increased short-term interest rates from 1.0% to 1.25% in April 2011 and from 1.25% to 1.50% in July 2011. During the second quarter of 2011, GDP for the 17-member euro zone rose just 0.2% versus the previous quarter. In Germany, GDP rose just 0.1% in the second quarter of 2011 versus the prior quarter, while France’s GDP was flat over the same period.

At its most recent meeting, Switzerland’s central bank chose to cut the country’s short-term interest rate target from 0-0.75% to 0-0.25% in an effort to stem the rise in the value of the country’s currency. A lower interest rate makes Swiss francs less desirable as a savings vehicle for investors outside the country.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

Meanwhile, investors continued to face uncertainty from the weaker countries in the euro zone. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. In addition, Spain, Portugal and Ireland’s debt were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries.

From a sector perspective, health care, consumer staples and consumer discretionary posted the strongest positive contributions to the Index’s return for the reporting period, while financials, energy and information technology produced negative contributions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	35

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.50%	12.59%	13.15%	(1.86)%	(2.04)%	(1.29)%	4.06%	3.98%	4.75%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.50%	12.59%	13.15%	(8.95)%	(9.79)%	(6.27)%	48.88%	47.71%	59.00%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	26.86%

Energy	19.60

Financial	18.05

Basic Materials	13.07

Communications	9.41

Utilities	4.47

Consumer Cyclical	3.53

Industrial	3.04

Technology	1.21

Short-Term and Other Net Assets	0.76

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
HSBC Holdings PLC	6.86%

Vodafone Group PLC	5.92

BP PLC	5.45

Royal Dutch Shell PLC Class A	5.33

GlaxoSmithKline PLC	4.85

Royal Dutch Shell PLC Class B	4.03

British American Tobacco PLC	3.92

Rio Tinto PLC	3.89

BG Group PLC	3.24

BHP Billiton PLC	3.23

TOTAL	46.72%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI United Kingdom Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom IndexSM (the “Index”). The Index consists of stocks traded primarily on the London Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 12.50%, net of fees, while the total return for the Index was 13.15%.

The United Kingdom’s stock market, as represented by the Index, generally climbed from the beginning of the reporting period through May 2011. However, heading into the summer of 2011, the stalled global economic recovery as well Europe’s debt crisis re-emerged as investor concerns, and the Index declined. Despite a sell-off towards the end of the reporting period, the Index still posted double-digit returns for the reporting period.

The United Kingdom’s economy was sluggish in the second quarter of 2011, with gross domestic product (“GDP”) advancing just 0.2% compared to the prior quarter. The prior three quarters averaged the same level of GDP growth when compared to their immediately preceding quarters. The Bank of England maintained short-term interest rates at 0.5% during the reporting period, where the level has been since March 2009. Meanwhile, the unemployment rate reached 7.9% in the May-July 2011 period.

The U.K., which is the world’s fifth largest trading nation, continued to report a significant trade deficit (imports exceeding exports). In particular, the U.K. imports most of its copper, lead, zinc, rubber, cotton and much of its food. Therefore, inflation, which rose from 3.2% to 4.5% during the reporting period, was a significant concern.

Because the U.K. relies on its European neighbors for the preponderance of its trade, a downturn in the economic health of these countries can impact economic conditions in the U.K. Although economies were slowing in Europe, the European Central Bank increased short-term interest rates from 1% to 1.25% in April 2011 and from 1.25% to 1.50% in July 2011. During the second quarter of 2011, GDP for the 17-member euro zone rose just 0.2% versus the previous quarter. In Germany, GDP rose just 0.1% in the second quarter of 2011 versus the prior quarter, while France’s GDP was flat over the same period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	37

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

Meanwhile, investors continued to face uncertainty from the weaker countries in the euro zone. In mid-July, European Union leaders reached an agreement on a second rescue package for Greece. In addition, Spain, Portugal and Ireland’s debt were downgraded and investors continued to fear that Europe’s debt crisis would spread to more countries.

From a sector perspective, energy, materials and consumer staples posted the strongest positive contributions to the Index’s return for the reporting period, while financials was the only sector to produce a negative contribution.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES®, INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Austria Investable Market
Actual	$1,000.00	$ 840.20	0.51%	$2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Belgium Investable Market
Actual	1,000.00	930.30	0.51	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Emerging Markets Eastern Europe
Actual	1,000.00	873.20	0.68	3.21
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.68	3.47
EMU
Actual	1,000.00	837.40	0.51	2.36
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60

SHAREHOLDER EXPENSES	39

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
France
Actual	$1,000.00	$ 857.50	0.51%	$2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Germany
Actual	1,000.00	830.40	0.51	2.35
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Italy
Actual	1,000.00	748.80	0.51	2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Netherlands Investable Market
Actual	1,000.00	838.30	0.51	2.36
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Spain
Actual	1,000.00	868.00	0.51	2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Sweden
Actual	1,000.00	864.90	0.51	2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Switzerland
Actual	1,000.00	982.00	0.51	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
United Kingdom
Actual	1,000.00	918.60	0.51	2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.18%

AUTO MANUFACTURERS – 0.53%
Rosenbauer International AG	15,228	$727,700

		727,700

BANKS – 18.61%
Erste Group Bank AG	522,680	19,077,258
Raiffeisen International Bank Holding AGa	153,738	6,410,353

		25,487,611

BIOTECHNOLOGY – 0.32%
Intercell AGa,b	132,933	442,892

		442,892

BUILDING MATERIALS – 3.80%
Wienerberger AG	363,686	5,204,409

		5,204,409

COMMERCIAL SERVICES – 1.00%
Kapsch TrafficCom AG	16,644	1,365,470

		1,365,470

ELECTRIC – 1.73%
EVN AG	140,890	2,366,285

		2,366,285

ELECTRICAL COMPONENTS & EQUIPMENT – 1.52%
Zumtobel AG	95,119	2,075,512

		2,075,512

ELECTRONICS – 0.50%
Austria Technologie & Systemtechnik AG	47,888	685,354

		685,354

ENERGY – ALTERNATE SOURCES – 4.78%
Verbund AG	169,798	6,551,933

		6,551,933

ENGINEERING & CONSTRUCTION – 1.33%
Flughafen Wien AG	37,157	1,821,629

		1,821,629

ENVIRONMENTAL CONTROL – 0.52%
BWT AG	32,120	705,257

		705,257

FOREST PRODUCTS & PAPER – 1.81%
Mayr-Melnhof Karton AGa	24,477	2,484,560

		2,484,560

Security	Shares	Value
INSURANCE – 4.31%
Vienna Insurance Group AG	126,290	$5,898,640

		5,898,640

IRON & STEEL – 8.67%
voestalpine AG	307,330	11,876,530

		11,876,530

MACHINERY – 4.85%
Andritz AG	71,467	6,649,280

		6,649,280

MACHINERY – CONSTRUCTION & MINING – 0.87%
Palfinger AG	46,063	1,194,450

		1,194,450

MANUFACTURING – 5.19%
RHI AG	76,504	1,925,430
Semperit AG Holding	37,157	1,642,408
Strabag SE	101,397	3,547,591

		7,115,429

OIL & GAS – 12.20%
OMV AG	422,013	16,709,392

		16,709,392

OIL & GAS SERVICES – 2.25%
Schoeller-Bleckmann Oilfield Equipment AG	39,201	3,077,196

		3,077,196

REAL ESTATE – 14.62%
Atrium European Real Estate Ltd.	668,023	3,616,441
CA Immobilien Anlagen AGb	234,622	3,275,731
conwert Immobilien Invest SE	224,986	3,168,406
IMMOEAST AG Escrow[b,c]	998,769	144
IMMOFINANZ AGb	2,524,924	9,052,109
IMMOFINANZ AG Escrow[b,c]	897,599	129
Sparkassen Immobilien AGb	161,914	911,514

		20,024,474

TELECOMMUNICATIONS – 7.08%
Telekom Austria AG	870,890	9,692,703

		9,692,703

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
TRANSPORTATION – 2.69%
Oesterreichische Post AG	115,413	$3,689,010

		3,689,010

TOTAL COMMON STOCKS
(Cost: $204,511,122)		135,845,716

SHORT-TERM INVESTMENTS – 2.46%

MONEY MARKET FUNDS – 2.46%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.16%[d,e,f]	3,061,091	3,061,091
BlackRock Cash Funds: Prime,
SL Agency Shares 0.17%[d,e,f]	237,273	237,273
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.00%[d,e]	76,898	76,898

		3,375,262

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,375,262)		3,375,262

TOTAL INVESTMENTS IN SECURITIES – 101.64%
(Cost: $207,886,384)		139,220,978

Other Assets, Less Liabilities – (1.64)%		(2,246,771)

NET ASSETS – 100.00%		$136,974,207

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 97.45%

AGRICULTURE – 0.85%
SIPEF NV	2,976	$265,660

		265,660

BANKS – 4.77%
Dexia SAa	146,940	345,696
KBC Groep NV	40,424	1,146,589

		1,492,285

BEVERAGES – 24.13%
Anheuser-Busch InBev NV	136,214	7,540,848

		7,540,848

BIOTECHNOLOGY – 0.36%
Ablynx NVa	9,548	86,057
Devgen NVa	3,534	26,968

		113,025

BUILDING MATERIALS – 0.11%
Deceuninck NVa	18,848	35,279

		35,279

CHEMICALS – 7.23%
Recticel SA	5,518	43,538
Solvay SA	16,120	1,982,330
Tessenderlo Chemie NV	7,130	233,546

		2,259,414

COMPUTERS – 0.29%
Econocom Group SA	4,278	89,928

		89,928

DISTRIBUTION & WHOLESALE – 1.16%
SA D’Ieteren NV	6,512	361,631

		361,631

DIVERSIFIED FINANCIAL SERVICES – 0.31%
KBC Ancora SCA[a]	7,874	96,818

		96,818

ELECTRIC – 1.77%
Elia System Operator SA	12,586	551,794

		551,794

ELECTRICAL COMPONENTS & EQUIPMENT – 1.79%
Bekaert NV	9,796	558,741

		558,741

ELECTRONICS – 1.13%
Barco NV	2,728	163,396

Security	Shares	Value
EVS Broadcast Equipment SA	2,914	$190,311

		353,707

ENGINEERING & CONSTRUCTION – 0.60%
Compagnie d’Entreprises CFE SA	2,259	136,605
Hamon & Cie (International) SA	1,674	50,061

		186,666

ENTERTAINMENT – 0.35%
Kinepolis Group NV	1,364	107,994

		107,994

FOOD – 10.65%
Colruyt SA	27,404	1,437,589
Delhaize Group SA	28,148	1,891,823

		3,329,412

HEALTH CARE – PRODUCTS – 0.14%
Ion Beam Applications SA	5,642	43,379

		43,379

HOLDING COMPANIES – DIVERSIFIED – 8.11%
Ackermans & van Haaren NV	7,316	628,644
Groupe Bruxelles Lambert SA	23,560	1,905,720

		2,534,364

INSURANCE – 3.69%
Ageas	572,880	1,154,766

		1,154,766

INVESTMENT COMPANIES – 0.52%
RHJ International SAa	22,696	163,388

		163,388

MANUFACTURING – 0.44%
Agfa-Gevaert NVa,b	44,268	138,309

		138,309

MEDIA – 0.09%
Roularta Media Group NV	1,116	29,630

		29,630

MINING – 6.11%
Nyrstar NVa	38,440	433,137
Umicore	30,442	1,476,646

		1,909,783

PHARMACEUTICALS – 6.39%
Arseus NV	9,734	157,529
Galapagos NVa	5,270	46,892
Omega Pharma SA	5,270	261,398

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
ThromboGenics NVa	8,210	$209,227
UCB SA	29,450	1,320,826

		1,995,872

REAL ESTATE – 0.22%
Atenor Group SA	1,426	67,323

		67,323

REAL ESTATE INVESTMENT TRUSTS – 4.91%
Befimmo SCA	5,056	416,686
Cofinimmo SA	4,712	635,624
Intervest Offices NV	2,852	86,848
Leasinvest Real Estate SCA	992	91,996
Warehouses De Pauw SCA	3,534	189,079
Wereldhave Belgium NV	1,181	116,121

		1,536,354

SEMICONDUCTORS – 0.25%
Melexis NV	5,456	78,320

		78,320

TELECOMMUNICATIONS – 8.98%
Belgacom SA	45,694	1,502,648
Mobistar SA	9,858	641,264
Telenet Group Holding NVa	16,321	663,494

		2,807,406

TRANSPORTATION – 0.74%
Compagnie Maritime Belge SA	4,836	127,003
Euronav SAa	5,580	51,418
Exmar NV	7,936	53,475

		231,896

VENTURE CAPITAL – 1.36%
GIMV NV	7,502	425,574

		425,574

TOTAL COMMON STOCKS
(Cost: $50,238,435)		30,459,566

SHORT-TERM INVESTMENTS – 0.09%

MONEY MARKET FUNDS – 0.09%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	19,602	19,602
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	1,520	1,520

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	4,960	$4,960

		26,082

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,082)		26,082

TOTAL INVESTMENTS IN SECURITIES – 97.54%
(Cost: $50,264,517)		30,485,648

Other Assets, Less Liabilities – 2.46%		770,187

NET ASSETS – 100.00%		$31,255,835

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 96.96%

CZECH REPUBLIC – 4.02%
CEZ AS	15,242	$718,700
Komercni Banka AS	1,428	300,872
Telefonica O2 Czech Republic AS	10,700	273,853

		1,293,425

HUNGARY – 3.81%
Magyar Telekom Telecommunications PLC	45,100	121,541
MOL Hungarian Oil and Gas Nyrt[a]	3,938	364,457
OTP Bank Nyrt	22,440	493,060
Richter Gedeon Nyrt	1,342	248,543

		1,227,601

POLAND – 17.63%
Asseco Poland SA	6,446	95,054
Bank Handlowy w Warszawie SA	3,124	70,456
Bank Millennium SA	40,129	69,618
Bank Pekao SA	11,176	573,516
BRE Bank SAa	1,408	134,346
Cyfrowy Polsat SAa	18,920	98,470
ENEA SA	10,802	65,552
Getin Holding SAa	31,172	105,886
Globe Trade Centre SAa	15,840	66,501
Grupa Lotos SAa	6,358	68,034
Jastrzebska Spolka Weglowa SAa	4,180	156,636
Kernel Holding SAa	4,554	103,496
KGHM Polska Miedz SA	13,244	803,252
Polska Grupa Energetyczna SA	61,820	442,721
Polski Koncern Naftowy Orlen SAa	30,382	417,343
Polskie Gornictwo Naftowe i Gazownictwo SA	166,320	234,871
Powszechna Kasa Oszczednosci Bank Polski SA	59,158	744,068
Powszechny Zaklad Ubezpieczen SAa	5,280	650,359
Synthos SA	58,278	104,945
Tauron Polska Energia SA	101,706	188,442
Telekomunikacja Polska SA	69,080	414,657
TVN SA	14,278	72,230

		5,680,453

Security	Shares	Value
RUSSIA – 71.50%
Federal Grid Co. of Unified Energy System OJSC	29,978,000	$303,393
Gazprom OAO	1,008,772	6,226,278
Inter RAO UES OJSC	122,000,000	147,572
LSR Group OJSC SP GDR[b]	17,644	88,220
LUKOIL OAO	48,327	2,913,129
Magnit OJSC SP GDR[b]	21,054	501,085
Mechel OAO SP ADR	13,508	254,761
MMC Norilsk Nickel OJSC	5,413	1,353,051
Mobile TeleSystems OJSC SP ADR	48,862	827,234
NovaTek OAO SP GDR[b]	8,646	1,178,450
Novolipetsk Steel OJSC SP GDR[b]	6,336	193,818
Polymetal OJSC[a]	14,880	323,518
Raspadskaya OAO	15,180	71,827
Rosneft Oil Co. OJSC	150,574	1,189,885
Rostelecom OJSC	123,200	802,766
RusHydro OJSC	10,912,000	471,581
Sberbank of Russia	818,395	2,409,042
Severstal OAO	19,369	300,750
Sistema JSFC SP GDR[b]	9,284	172,404
Surgutneftegas OJSC	677,660	575,438
Tatneft OAO	101,916	556,344
Tatneft OAO SP ADR	4,872	165,794
TMK OAO SP GDR[b]	5,170	65,400
Uralkali OJSC	131,865	1,297,021
VTB Bank OJSC	247,610,999	643,652

		23,032,413

TOTAL COMMON STOCKS
(Cost: $37,276,442)		31,233,892

PREFERRED STOCKS – 2.35%

RUSSIA – 2.35%
Sberbank of Russia	93,100	229,102
Surgutneftegas OJSC	653,400	316,959
Transneft OAO SP ADR	154	211,004

		757,065

TOTAL PREFERRED STOCKS
(Cost: $830,839)		757,065

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

August 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.98%

MONEY MARKET FUNDS – 0.98%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	314,476	$314,476

		314,476

TOTAL SHORT-TERM INVESTMENTS
(Cost: $314,476)		314,476

TOTAL INVESTMENTS IN SECURITIES – 100.29%
(Cost: $38,421,757)		32,305,433

Other Assets, Less Liabilities – (0.29)%		(93,908)

NET ASSETS – 100.00%		$32,211,525

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMU INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 97.76%

AUSTRIA – 1.06%
Erste Group Bank AG	47,268	$1,725,231
IMMOEAST AG Escrow[a,b]	105,078	15
IMMOFINANZ AGa	235,170	843,108
IMMOFINANZ AG Escrow[a,b]	68,575	10
OMV AG	40,950	1,621,395
Raiffeisen International Bank Holding AG	12,168	507,364
Telekom Austria AG	83,070	924,540
Verbund AG	17,082	659,137
Vienna Insurance Group AG	9,594	448,108
voestalpine AG	27,378	1,058,002

		7,786,910

BELGIUM – 3.35%
Ageas	553,410	1,115,519
Anheuser-Busch InBev NV	201,474	11,153,662
Bekaert NV	9,828	560,566
Belgacom SA	38,142	1,254,301
Colruyt SA	19,188	1,006,585
Delhaize Group SA	25,506	1,714,255
Dexia SAa	146,147	343,830
Groupe Bruxelles Lambert SA	20,124	1,627,789
KBC Groep NV	40,248	1,141,597
Mobistar SA	7,488	487,096
Solvay SA	14,976	1,841,648
UCB SA	25,272	1,133,443
Umicore	28,548	1,384,774

		24,765,065

FINLAND – 3.29%
Elisa OYJ	35,100	745,420
Fortum OYJ	111,150	2,995,832
Kesko OYJ Class B	16,614	643,949
Kone OYJ Class B	39,546	2,348,137
Metso OYJ	32,058	1,218,548
Neste Oil OYJ	32,292	359,631
Nokia OYJ	941,616	6,100,823
Nokian Renkaat OYJ	27,378	1,017,794
Orion OYJ Class B	23,166	522,997
Outokumpu OYJ[c]	32,526	328,051
Pohjola Bank PLC	34,632	395,664
Rautaruukki OYJ	21,294	324,680
Sampo OYJ Class A	105,066	3,019,429

Security	Shares	Value
Sanoma OYJ	20,592	$311,308
Stora Enso OYJ Class R	145,548	1,066,660
UPM-Kymmene OYJ	130,104	1,710,266
Wartsila OYJ Class B	41,886	1,168,155

		24,277,344

FRANCE – 33.47%
Accor SA	36,972	1,333,469
Aeroports de Paris	8,658	726,132
Air France-KLM[a]	33,696	332,428
Alcatel-Lucent[a]	584,532	2,161,252
ALSTOM	51,948	2,417,739
ArcelorMittal	215,514	4,770,817
Arkema	13,806	1,074,399
Atos Origin SAa	12,402	622,474
AXA	436,878	7,032,409
BNP Paribas	240,318	12,411,372
Bouygues SA	59,436	2,287,017
Bureau Veritas SA	13,572	1,109,340
Cap Gemini SAa	36,972	1,504,078
Carrefour SA	145,314	3,883,180
Casino Guichard-Perrachon SA	13,806	1,151,525
Christian Dior SA	13,806	2,009,653
CNP Assurances SA	37,206	659,437
Compagnie de Saint-Gobain	99,684	5,028,399
Compagnie Generale de Geophysique-Veritas[a]	36,036	907,722
Compagnie Generale des Etablissements Michelin Class B	44,226	3,246,869
Credit Agricole SA	240,318	2,360,133
Danone SA	146,484	10,031,822
Dassault Systemes SA	14,742	1,199,242
Edenred SA	39,546	1,088,661
Eiffage SA	10,062	491,118
Electricite de France	60,138	1,846,028
Eramet	1,404	301,200
Essilor International SA	50,778	3,902,620
Eurazeo	7,627	435,466
European Aeronautic Defence and Space Co. NV	102,258	3,251,598
Eutelsat Communications	24,804	1,107,097
Fonciere des Regions	6,786	566,688
France Telecom SA	465,894	8,921,561

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2011

Security	Shares	Value
GDF Suez	310,752	$9,823,121
Gecina SA	5,616	630,216
Groupe Eurotunnel SA	132,584	1,236,041
Icade	5,850	593,809
Iliad SA	4,914	591,131
Imerys SA	8,424	552,228
JCDecaux SAa	16,848	418,567
Klepierre	26,208	910,339
L’Air Liquide SA	71,136	9,271,203
L’Oreal SA	60,138	6,562,405
Lafarge SA	50,310	2,103,913
Lagardere SCA	29,484	1,010,547
Legrand SA	49,374	1,965,246
LVMH Moet Hennessy Louis Vuitton SA	63,648	10,808,983
M6-Metropole Television	14,742	314,138
Natixis	218,322	876,694
Neopost SA	7,956	574,700
Pernod Ricard SA	49,842	4,485,156
PPR SA	19,188	3,204,718
PSA Peugeot Citroen SA	38,142	1,171,376
Publicis Groupe SA	31,122	1,466,837
Renault SA	48,672	1,986,009
Safran SA	41,652	1,620,704
Sanofi-Aventis	279,864	20,413,352
Schneider Electric SA	61,542	8,249,420
SCOR SE	42,354	1,000,093
SES SA Class A FDR	74,880	2,051,127
Societe BIC SA	7,254	706,035
Societe Generale	159,354	5,359,668
Societe Television Francaise 1	29,016	461,430
Sodexo	23,634	1,763,343
STMicroelectronics NV	159,354	1,062,297
Suez Environnement SA	67,392	1,132,837
Technip SA	24,804	2,427,042
Thales SA	24,804	921,212
Total SA	532,584	26,067,854
Unibail-Rodamco SE	22,932	4,970,783
Vallourec SA	28,080	2,532,913
Veolia Environnement	87,516	1,459,774
Vinci SA	112,086	5,870,249
Vivendi SA	311,220	7,601,923
Wendel	8,190	699,499

		247,101,877

Security	Shares	Value
GERMANY – 25.86%
Adidas AG	52,416	$3,659,092
Allianz SE Registered	113,958	11,769,222
Axel Springer AG	9,828	423,237
BASF SE	230,256	16,466,725
Bayer AG	207,558	13,415,016
Bayerische Motoren Werke AG	83,070	6,739,695
Beiersdorf AG	25,272	1,489,486
Brenntag AG	8,424	869,519
Celesio AG	20,826	347,529
Commerzbank AGa	895,173	2,666,672
Continental AGa	20,124	1,488,422
Daimler AG Registered	226,980	12,310,773
Deutsche Bank AG Registered	233,532	9,497,080
Deutsche Boerse AGa	49,140	2,855,187
Deutsche Lufthansa AG Registered	57,330	973,603
Deutsche Post AG Registered	211,770	3,248,778
Deutsche Telekom AG Registered	704,340	8,930,240
E.ON AG	451,620	9,919,448
Fraport AG	9,126	641,082
Fresenius Medical Care AG & Co. KGaA	52,416	3,574,945
Fresenius SE & Co. KGaA	28,548	2,961,911
GEA Group AG	43,758	1,283,996
Hannover Rueckversicherung AG Registered	15,210	719,175
HeidelbergCement AG	35,100	1,512,572
Henkel AG & Co. KGaA	32,526	1,578,671
Hochtief AG	10,530	751,308
Infineon Technologies AG	271,908	2,324,294
K+S AG	43,056	3,037,609
Kabel Deutschland Holding AGa	22,464	1,259,786
LANXESS AG	20,826	1,302,260
Linde AG	42,354	6,500,605
MAN SEc	15,912	1,444,940
Merck KGaA	16,146	1,451,543
METRO AG	32,526	1,436,773
Muenchener Rueckversicherungs- Gesellschaft AG Registered	47,268	6,184,290
QIAGEN NVa	58,266	904,349
RWE AG	104,832	3,947,005
Salzgitter AG	9,828	612,427
SAP AG	230,958	12,636,265
Siemens AG Registered	206,622	21,383,891

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2011

Security	Shares	Value
Suedzucker AG	16,614	$582,951
ThyssenKrupp AG	96,876	3,279,223
TUI AGa	37,206	256,061
United Internet AG Registered	28,548	520,575
Volkswagen AG	7,488	1,141,192
Wacker Chemie AG	4,114	600,626

		190,900,049

GREECE – 0.59%
Alpha Bank AEa	129,168	420,306
Bank of Cyprus Public Co. Ltd.	215,982	376,275
Coca-Cola Hellenic Bottling Co. SAa	46,566	958,083
EFG Eurobank Ergasias SAa,c	84,474	194,601
Hellenic Telecommunications Organization SA	63,180	391,156
National Bank of Greece SAa,c	242,190	1,077,499
OPAP SA	56,160	687,303
Public Power Corp. SA	28,080	242,577

		4,347,800

IRELAND – 0.86%
Anglo Irish Bank Corp. Ltd.[a,b]	446,666	64
CRH PLC	178,542	3,195,315
Elan Corp. PLC[a]	124,726	1,327,100
Kerry Group PLC Class A	35,100	1,364,498
Ryanair Holdings PLC	43,520	196,126
Ryanair Holdings PLC SP ADR	10,998	290,567

		6,373,670

ITALY – 8.02%
A2A SpA	270,972	376,100
Assicurazioni Generali SpA	292,968	5,306,436
Atlantia SpA	79,592	1,284,627
Autogrill SpA	28,080	349,716
Banca Carige SpA[c]	164,034	366,545
Banca Monte dei Paschi di Siena SpA	1,087,866	671,947
Banco Popolare SpA	441,090	758,287
Enel Green Power SpA	437,814	1,011,735
Enel SpA	1,654,380	8,098,719
Eni SpA	603,720	12,169,303
Exor SpA	15,912	381,453
Fiat Industrial SpA[a]	191,178	1,863,497
Fiat SpA	191,178	1,192,418
Finmeccanica SpA	101,322	755,676
Intesa Sanpaolo SpA	2,529,306	4,129,681

Security	Shares	Value
Luxottica Group SpA	29,250	$874,711
Mediaset SpA	177,372	689,016
Mediobanca SpA	129,168	1,194,896
Parmalat SpA	87,048	206,171
Pirelli & C. SpA	58,968	494,979
Prysmian SpA	51,012	827,014
Saipem SpA	66,924	3,012,125
Snam Rete Gas SpA	402,012	1,944,825
Telecom Italia SpA	2,347,956	2,854,905
Tenaris SA	119,340	1,988,024
Terna SpA	300,924	1,093,574
UniCredit SpA	3,381,300	4,588,462
Unione di Banche Italiane ScpA	198,675	739,731

		59,224,573

NETHERLANDS – 8.42%
AEGON NVa	429,858	1,938,424
Akzo Nobel NV	58,032	2,961,170
ASML Holding NV	108,108	3,837,646
Corio NV	14,742	859,952
Delta Lloyd NV	24,804	454,267
Fugro NV CVA	17,082	1,037,649
Heineken Holding NV	28,782	1,227,048
Heineken NV	65,520	3,287,127
ING Groep NV CVA[a]	961,740	8,342,896
Koninklijke Ahold NV	291,330	3,401,795
Koninklijke DSM NV	38,610	1,943,450
Koninklijke KPN NV	383,526	5,444,699
Koninklijke Philips Electronics NV	253,188	5,369,675
PostNL NV	84,708	498,217
Randstad Holding NV	29,718	1,024,986
Reed Elsevier NV	171,990	2,034,042
Royal Boskalis Westminster NV CVA	17,550	596,084
Royal Vopak NV	17,550	879,596
SBM Offshore NV	42,120	879,343
TNT Express NVa	89,337	837,364
Unilever NV CVA	409,032	13,877,999
Wolters Kluwer NV	74,646	1,415,987

		62,149,416

PORTUGAL – 0.90%
Banco Comercial Portugues SA Registered[a,c]	808,704	294,586
Banco Espirito Santo SA Registered[c]	131,162	441,147

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2011

Security	Shares	Value
CIMPOR – Cimentos de Portugal SGPS SA	51,246	$395,408
EDP Renovaveis SAa	53,352	321,092
Energias de Portugal SA	477,360	1,573,923
Galp Energia SGPS SA Class B	57,798	1,157,140
Jeronimo Martins SGPS SA	54,990	1,029,270
Portugal Telecom SGPS SA Registered	168,246	1,459,015

		6,671,581

SPAIN – 11.94%
Abertis Infraestructuras SA	92,430	1,473,869
Acciona SA	6,318	593,648
Acerinox SAc	24,843	361,088
Actividades de Construcciones y Servicios SA	35,334	1,453,467
Amadeus IT Holding SA Class A	73,008	1,462,176
Banco Bilbao Vizcaya Argentaria SA	1,084,590	9,897,373
Banco de Sabadell SAc	278,226	1,103,224
Banco Popular Espanol SA	243,752	1,273,963
Banco Santander SA	2,116,764	19,566,339
Bankia SA Unipersonal[a,c]	217,620	1,174,985
Bankinter SAc	52,416	309,723
CaixaBank SA	189,364	970,075
Distribuidora Internacional de Alimentacion SAa	144,378	623,626
Enagas SA	44,694	940,160
Ferrovial SA	91,728	1,151,650
Fomento de Construcciones y Contratas SAc	12,510	326,916
Gas Natural SDG SA	80,730	1,480,834
Grifols SAa	34,168	704,966
Iberdrola SA	993,564	7,344,358
Indra Sistemas SA	24,570	441,668
Industria de Diseno Textil SA	54,522	4,655,095
International Consolidated Airlines Group SAa	232,086	659,961
Mapfre SA	188,426	648,125
Mediaset Espana Comunicacion SA	40,248	292,295
Red Electrica Corporacion SA	27,144	1,339,338
Repsol YPF SA	199,836	5,774,617

Security	Shares	Value
Telefonica SA	1,030,770	$21,534,327
Zardoya Otis SA	36,454	552,682

		88,110,548

TOTAL COMMON STOCKS (Cost: $1,119,468,333)		721,708,833

PREFERRED STOCKS – 2.00%

GERMANY – 1.73%
Bayerische Motoren Werke AG	13,104	710,914
Henkel AG & Co. KGaA	44,694	2,648,341
Porsche Automobil Holding SE	38,376	2,604,386
ProSiebenSat.1 Media AG	19,656	393,380
RWE AG NVS	9,828	333,028
Volkswagen AG	36,270	6,055,087

		12,745,136

ITALY – 0.27%
Intesa Sanpaolo SpA RNC	236,106	323,118
Telecom Italia SpA RNC	1,507,662	1,660,610

		1,983,728

TOTAL PREFERRED STOCKS
(Cost: $18,835,245)		14,728,864

RIGHTS – 0.01%

SPAIN – 0.01%
Abertis Infraestructuras SAa	93,220	73,820

		73,820

TOTAL RIGHTS
(Cost: $105,944)		73,820

SHORT-TERM INVESTMENTS – 0.90%

MONEY MARKET FUNDS – 0.90%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.16%[d,e,f]	6,046,659	6,046,659
BlackRock Cash Funds: Prime,
SL Agency Shares 0.17%[d,e,f]	468,691	468,691

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[d,e]	153,908	$153,908

		6,669,258

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,669,258)		6,669,258

TOTAL INVESTMENTS IN SECURITIES – 100.67%
(Cost: $1,145,078,780)		743,180,775

Other Assets, Less Liabilities – (0.67)%		(4,948,101)

NET ASSETS – 100.00%		$738,232,674

FDR – Fiduciary Depositary Receipts

NVS – Non-Voting Shares

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.95%

ADVERTISING – 0.77%
JCDecaux SAa	24,016	$596,648
Publicis Groupe SA	45,425	2,140,964

		2,737,612

AEROSPACE & DEFENSE – 2.35%
European Aeronautic Defence and Space Co. NV	147,967	4,705,052
Safran SA	60,751	2,363,857
Thales SA	35,945	1,334,984

		8,403,893

AIRLINES – 0.13%
Air France-KLM[a]	48,743	480,875

		480,875

AUTO MANUFACTURERS – 1.27%
PSA Peugeot Citroen SA	55,458	1,703,167
Renault SA	69,757	2,846,359

		4,549,526

AUTO PARTS & EQUIPMENT – 1.32%
Compagnie Generale des Etablissements Michelin Class B	63,990	4,697,851

		4,697,851

BANKS – 8.51%
BNP Paribas	347,916	17,968,337
Credit Agricole SA	348,311	3,420,718
Natixis	314,815	1,264,172
Societe Generale	229,969	7,734,714

		30,387,941

BEVERAGES – 1.81%
Pernod Ricard SA	71,811	6,462,092

		6,462,092

BUILDING MATERIALS – 3.12%
Compagnie de Saint-Gobain	144,570	7,292,600
Imerys SA	12,245	802,710
Lafarge SA	72,759	3,042,708

		11,138,018

CHEMICALS – 4.19%
Arkema	19,987	1,555,412
L’Air Liquide SA	102,779	13,395,257

		14,950,669

Security	Shares	Value
COMMERCIAL SERVICES – 0.89%
Bureau Veritas SA	19,671	$1,607,857
Edenred SA	57,038	1,570,198

		3,178,055

COMPUTERS – 0.86%
Atos Origin SAa	17,696	888,188
Cap Gemini SA	53,799	2,188,626

		3,076,814

COSMETICS & PERSONAL CARE – 3.47%
Christian Dior SA	19,829	2,886,384
L’Oreal SA	86,979	9,491,359

		12,377,743

ELECTRIC – 0.75%
Electricite de France	87,295	2,679,654

		2,679,654

ELECTRICAL COMPONENTS & EQUIPMENT – 0.80%
Legrand SA	71,890	2,861,457

		2,861,457

ENGINEERING & CONSTRUCTION – 3.79%
Aeroports de Paris	12,482	1,046,844
Bouygues SA	86,347	3,322,516
Eiffage SA	14,615	713,347
Vinci SA	161,081	8,436,250

		13,518,957

FOOD – 6.09%
Carrefour SA	209,745	5,604,949
Casino Guichard-Perrachon SA	19,987	1,667,068
Danone SA	211,325	14,472,398

		21,744,415

FOOD SERVICE – 0.71%
Sodexo	34,049	2,540,410

		2,540,410

GAS – 3.97%
GDF Suez	448,562	14,179,406

		14,179,406

HAND & MACHINE TOOLS – 3.33%
Schneider Electric SA	88,717	11,892,102

		11,892,102

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2011

Security	Shares	Value
HEALTH CARE – PRODUCTS – 1.57%
Essilor International SA	72,917	$5,604,146

		5,604,146

HOLDING COMPANIES – DIVERSIFIED – 4.65%
LVMH Moet Hennessy Louis Vuitton SA	91,877	15,602,955
Wendel	11,850	1,012,096

		16,615,051

HOUSEHOLD PRODUCTS & WARES – 0.28%
Societe BIC SA	10,428	1,014,962

		1,014,962

INSURANCE – 3.51%
AXA	630,815	10,154,205
CNP Assurances SA	53,641	950,730
SCOR SE	60,988	1,440,092

		12,545,027

INTERNET – 0.23%
Iliad SA	6,873	826,789

		826,789

INVESTMENT COMPANIES – 0.18%
Eurazeo	11,063	631,645

		631,645

IRON & STEEL – 1.93%
ArcelorMittal	311,576	6,897,334

		6,897,334

LODGING – 0.54%
Accor SA	53,641	1,934,669

		1,934,669

MACHINERY – 0.97%
ALSTOM	74,734	3,478,235

		3,478,235

MEDIA – 3.79%
Lagardere SCA	42,581	1,459,440
M6-Metropole Television	20,777	442,738
Societe Television Francaise 1	42,344	673,379
Vivendi SA	449,115	10,970,174

		13,545,731

METAL FABRICATE & HARDWARE – 1.03%
Vallourec SA	40,685	3,669,928

		3,669,928

Security	Shares	Value
MINING – 0.11%
Eramet	1,896	$406,749

		406,749

OFFICE & BUSINESS EQUIPMENT – 0.23%
Neopost SA	11,613	838,862

		838,862

OIL & GAS – 10.91%
Compagnie Generale de Geophysique-Veritas[a]	51,982	1,309,390
Total SA	769,065	37,642,651

		38,952,041

OIL & GAS SERVICES – 0.98%
Technip SA	35,787	3,501,715

		3,501,715

PHARMACEUTICALS – 8.25%
Sanofi-Aventis	404,085	29,474,064

		29,474,064

REAL ESTATE – 2.63%
Gecina SA	7,900	886,522
Klepierre	37,604	1,306,181
Unibail-Rodamco SE	33,259	7,209,283

		9,401,986

REAL ESTATE INVESTMENT TRUSTS – 0.48%
Fonciere des Regions	10,112	844,437
Icade	8,453	858,029

		1,702,466

RETAIL – 1.29%
PPR SA	27,650	4,618,014

		4,618,014

SEMICONDUCTORS – 0.43%
STMicroelectronics NV	229,969	1,533,036

		1,533,036

SOFTWARE – 0.50%
Dassault Systemes SA	21,883	1,780,153

		1,780,153

TELECOMMUNICATIONS – 5.77%
Alcatel-Lucent[a]	840,560	3,107,891
Eutelsat Communications	36,261	1,618,466
France Telecom SA	672,290	12,873,908

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2011

Security	Shares	Value
SES SA Class A FDR	109,099	$2,988,461

		20,588,726

TRANSPORTATION – 0.50%
Groupe Eurotunnel SA	189,795	1,769,403

		1,769,403

WATER – 1.06%
Suez Environnement SA	98,355	1,653,314
Veolia Environnement	126,874	2,116,269

		3,769,583

TOTAL COMMON STOCKS
(Cost: $493,615,413)		356,957,805

SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b,c]	51,845	51,845

		51,845

TOTAL SHORT-TERM INVESTMENTS
(Cost: $51,845)		51,845

TOTAL INVESTMENTS IN SECURITIES – 99.96%
(Cost: $493,667,258)		357,009,650

Other Assets, Less Liabilities – 0.04%		127,834

NET ASSETS – 100.00%		$357,137,484

FDR – Fiduciary Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 93.32%

AIRLINES – 0.48%
Deutsche Lufthansa AG Registered	775,274	$13,166,043

		13,166,043

APPAREL – 1.79%
Adidas AG	710,302	49,585,255

		49,585,255

AUTO MANUFACTURERS – 9.87%
Bayerische Motoren Werke AG	1,124,279	91,215,813
Daimler AG Registered	3,074,756	166,766,337
Volkswagen AG	100,092	15,254,302

		273,236,452

AUTO PARTS & EQUIPMENT – 0.73%
Continental AGa	271,741	20,098,648

		20,098,648

BANKS – 5.94%
Commerzbank AGa	12,139,228	36,162,102
Deutsche Bank AG Registered	3,156,410	128,362,185

		164,524,287

BIOTECHNOLOGY – 0.45%
QIAGEN NVa,b	795,468	12,346,492

		12,346,492

BUILDING MATERIALS – 0.74%
HeidelbergCement AG	476,754	20,544,859

		20,544,859

CHEMICALS – 20.62%
BASF SE	3,117,778	222,967,446
Bayer AG	2,806,966	181,421,549
Brenntag AG	113,262	11,690,818
K+S AG	584,748	41,254,083
LANXESS AG	281,838	17,623,473
Linde AG	573,773	88,064,206
Wacker Chemie AG	53,119	7,755,146

		570,776,721

COSMETICS & PERSONAL CARE – 0.73%
Beiersdorf AG	341,981	20,155,746

		20,155,746

DIVERSIFIED FINANCIAL SERVICES – 1.39%
Deutsche Boerse AGa	662,451	38,490,471

		38,490,471

Security	Shares	Value
ELECTRIC – 6.78%
E.ON AG	6,113,514	$134,278,115
RWE AG	1,420,604	53,486,827

		187,764,942

ENGINEERING & CONSTRUCTION – 0.68%
Fraport AG	123,798	8,696,541
Hochtief AG	142,675	10,179,759

		18,876,300

FOOD – 0.99%
METRO AG	439,878	19,430,757
Suedzucker AG	225,646	7,917,449

		27,348,206

HEALTH CARE – PRODUCTS – 3.20%
Fresenius Medical Care AG & Co. KGaA	709,424	48,385,070
Fresenius SE & Co. KGaA	385,881	40,035,916

		88,420,986

HOLDING COMPANIES – DIVERSIFIED – 0.63%
GEA Group AG	592,650	17,390,200

		17,390,200

HOUSEHOLD PRODUCTS & WARES – 0.77%
Henkel AG & Co. KGaA	440,756	21,392,380

		21,392,380

INSURANCE – 9.12%
Allianz SE Registered	1,540,890	159,138,251
Hannover Rueckversicherung AG Registered	204,574	9,672,878
Muenchener Rueckversicherungs- Gesellschaft AG Registered	640,062	83,742,261

		252,553,390

INTERNET – 0.25%
United Internet AG Registered	384,125	7,004,544

		7,004,544

IRON & STEEL – 1.90%
Salzgitter AG	133,017	8,288,893
ThyssenKrupp AG	1,310,854	44,372,006

		52,660,899

LEISURE TIME – 0.13%
TUI AGa	504,411	3,471,479

		3,471,479

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2011

Security	Shares	Value
MACHINERY – 0.71%
MAN SEb	215,549	$19,573,611

		19,573,611

MANUFACTURING – 10.44%
Siemens AG Registered	2,792,918	289,046,933

		289,046,933

MEDIA – 0.83%
Axel Springer AG	135,212	5,822,825
Kabel Deutschland Holding AGa	305,983	17,159,589

		22,982,414

PHARMACEUTICALS – 0.88%
Celesio AG	281,838	4,703,109
Merck KGaA	219,061	19,693,825

		24,396,934

SEMICONDUCTORS – 1.14%
Infineon Technologies AG	3,689,356	31,536,953

		31,536,953

SOFTWARE – 6.17%
SAP AG	3,123,046	170,869,319

		170,869,319

TELECOMMUNICATIONS – 4.37%
Deutsche Telekom AG Registered	9,532,446	120,860,712

		120,860,712

TRANSPORTATION – 1.59%
Deutsche Post AG Registered	2,873,694	44,085,532

		44,085,532

TOTAL COMMON STOCKS (Cost: $3,185,636,259)		2,583,160,708

PREFERRED STOCKS – 6.23%

AUTO MANUFACTURERS – 4.58%
Bayerische Motoren Werke AG	176,478	9,574,224
Porsche Automobil Holding SE	520,215	35,304,372
Volkswagen AG	491,241	82,010,124

		126,888,720

ELECTRIC – 0.17%
RWE AG NVS	134,334	4,552,000

		4,552,000

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 1.29%
Henkel AG & Co. KGaA	604,503	$35,819,802

		35,819,802

MEDIA – 0.19%
ProSiebenSat.1 Media AG	262,522	5,253,910

		5,253,910

TOTAL PREFERRED STOCKS (Cost: $169,630,172)		172,514,432

SHORT-TERM INVESTMENTS – 0.30%

MONEY MARKET FUNDS – 0.30%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.16%[c,d,e]	7,414,005	7,414,005
BlackRock Cash Funds: Prime,
SL Agency Shares 0.17%[c,d,e]	574,678	574,678
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.00%[c,d]	255,651	255,651

		8,244,334

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,244,334)		8,244,334

TOTAL INVESTMENTS IN SECURITIES – 99.85%
(Cost: $3,363,510,765)		2,763,919,474

Other Assets, Less Liabilities – 0.15%		4,251,913

NET ASSETS – 100.00%		$2,768,171,387

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ITALY INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 97.75%

AEROSPACE & DEFENSE – 1.38%
Finmeccanica SpA	268,522	$2,002,681

		2,002,681

AUTO MANUFACTURERS – 5.22%
Fiat Industrial SpA[a]	480,031	4,679,076
Fiat SpA	461,145	2,876,259

		7,555,335

AUTO PARTS & EQUIPMENT – 0.86%
Pirelli & C. SpA	147,467	1,237,843

		1,237,843

BANKS – 19.75%
Banca Carige SpA[b]	585,111	1,307,471
Banca Monte dei Paschi di Siena SpA	3,125,065	1,930,272
Banco Popolare SpA	1,223,543	2,103,418
Intesa Sanpaolo SpA	6,113,952	9,982,451
UniCredit SpA	8,245,372	11,189,063
Unione di Banche Italiane ScpA	548,546	2,042,414

		28,555,089

COMMERCIAL SERVICES – 2.47%
Atlantia SpA	221,449	3,574,221

		3,574,221

DIVERSIFIED FINANCIAL SERVICES – 2.32%
Mediobanca SpA	362,810	3,356,252

		3,356,252

ELECTRIC – 16.75%
A2A SpA	939,401	1,303,858
Enel SpA	4,020,943	19,683,800
Terna SpA	889,204	3,231,416

		24,219,074

ELECTRICAL COMPONENTS & EQUIPMENT – 1.51%
Prysmian SpA	134,758	2,184,716

		2,184,716

ENERGY – ALTERNATE SOURCES – 1.93%
Enel Green Power SpA	1,210,266	2,796,778

		2,796,778

FOOD – 0.52%
Parmalat SpA	316,305	749,159

		749,159

Security	Shares	Value
GAS – 3.66%
Snam Rete Gas SpA	1,093,684	$5,290,945

		5,290,945

HEALTH CARE – PRODUCTS – 1.66%
Luxottica Group SpA	80,159	2,397,126

		2,397,126

HOLDING COMPANIES – DIVERSIFIED – 1.02%
Exor SpA	61,628	1,477,388

		1,477,388

INSURANCE – 4.90%
Assicurazioni Generali SpA	390,926	7,080,718

		7,080,718

MEDIA – 1.36%
Mediaset SpA	506,443	1,967,318

		1,967,318

METAL FABRICATE & HARDWARE – 3.22%
Tenaris SA	279,172	4,650,582

		4,650,582

OIL & GAS – 20.16%
Eni SpA	1,446,554	29,158,475

		29,158,475

OIL & GAS SERVICES – 4.88%
Saipem SpA	156,768	7,055,836

		7,055,836

RETAIL – 0.77%
Autogrill SpA	89,957	1,120,349

		1,120,349

TELECOMMUNICATIONS – 3.41%
Telecom Italia SpA	4,049,627	4,923,986

		4,923,986

TOTAL COMMON STOCKS (Cost: $207,276,111)		141,353,871

PREFERRED STOCKS – 2.15%

BANKS – 0.71%
Intesa Sanpaolo SpA RNC	749,405	1,025,583

		1,025,583

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ITALY INDEX FUND

August 31, 2011

Security	Shares	Value
TELECOMMUNICATIONS – 1.44%
Telecom Italia SpA RNC	1,894,848	$2,087,074

		2,087,074

TOTAL PREFERRED STOCKS
(Cost: $3,850,031)		3,112,657

SHORT-TERM INVESTMENTS – 0.71%

MONEY MARKET FUNDS – 0.71%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	915,286	915,286
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	70,946	70,946
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	37,922	37,922

		1,024,154

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,024,154)		1,024,154

TOTAL INVESTMENTS IN SECURITIES – 100.61%
(Cost: $212,150,296)		145,490,682

Other Assets, Less Liabilities – (0.61)%		(878,700)

NET ASSETS – 100.00%		$144,611,982

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.64%

BANKS – 0.21%
SNS REAAL NVa	74,712	$251,607

		251,607

BEVERAGES – 6.46%
Heineken Holding NV	50,688	2,160,955
Heineken NV	113,784	5,708,523

		7,869,478

BUILDING MATERIALS – 0.16%
Wavin NVa	21,252	193,475

		193,475

CHEMICALS – 7.08%
Akzo Nobel NV	101,640	5,186,334
Koninklijke DSM NV	68,112	3,428,445

		8,614,779

COMMERCIAL SERVICES – 1.90%
Brunel International NV	4,356	144,000
Randstad Holding NV	53,988	1,862,068
USG People NV	30,624	311,292

		2,317,360

DIVERSIFIED FINANCIAL SERVICES – 0.30%
BinckBank NV	22,836	272,372
KAS Bank NV CVA	6,864	90,328

		362,700

ELECTRICAL COMPONENTS & EQUIPMENT – 0.30%
TKH Group NV	15,972	361,045

		361,045

ELECTRONICS – 7.54%
Koninklijke Philips Electronics NV	432,960	9,182,324

		9,182,324

ENGINEERING & CONSTRUCTION – 1.88%
Arcadis NV	23,628	448,889
Grontmij NV	7,920	113,918
Heijmans NV	6,732	119,511
Koninklijke BAM Groep NV	100,980	510,613
Royal Boskalis Westminster NV CVA	32,208	1,093,941

		2,286,872

FOOD – 26.77%
Amsterdam Commodities NV	5,940	89,373
CSM NV CVA	29,172	706,891

Security	Shares	Value
Koninklijke Ahold NV	501,336	$5,853,988
Koninklijke Wessanen NV	33,792	147,421
Nutreco NV	15,576	1,063,008
Sligro Food Group NV	14,124	485,922
Unilever NV CVA	714,384	24,238,251

		32,584,854

HOLDING COMPANIES – DIVERSIFIED – 0.88%
Imtech NV	33,792	984,021
Ordina NVa	30,888	90,413

		1,074,434

HOUSEWARES – 0.13%
Hunter Douglas NV	3,300	154,419

		154,419

INSURANCE – 15.46%
AEGON NVa	763,356	3,442,318
Delta Lloyd NV	44,748	819,526
ING Groep NV CVA[a]	1,678,116	14,557,311

		18,819,155

INVESTMENT COMPANIES – 0.35%
Kardan NVa	21,912	67,041
Tetragon Financial Group Ltd.	55,572	361,218

		428,259

LEISURE TIME – 0.09%
Accell Group	4,356	108,941

		108,941

MANUFACTURING – 1.01%
Aalberts Industries NV	43,956	822,742
Koninklijke Ten Cate NV	11,352	403,058

		1,225,800

MEDIA – 5.00%
Reed Elsevier NV	303,468	3,588,969
Wolters Kluwer NV	132,000	2,503,956

		6,092,925

METAL FABRICATE & HARDWARE – 0.16%
Advanced Metallurgical Group NVa	13,992	194,245

		194,245

OIL & GAS SERVICES – 2.80%
Fugro NV CVA	30,228	1,836,204
SBM Offshore NV	75,240	1,570,793

		3,406,997

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
PHARMACEUTICALS – 0.35%
Mediq NV	24,024	$425,281

		425,281

REAL ESTATE INVESTMENT TRUSTS – 3.28%
Corio NV	26,268	1,532,304
Eurocommercial Properties NV	17,820	806,920
Nieuwe Steen Investments NVb	15,576	279,992
VastNed Offices/Industrial NV	8,184	124,903
VastNed Retail NV	8,316	468,758
Wereldhave NV	9,240	787,183

		4,000,060

RETAIL – 0.15%
Beter Bed Holding NV	8,052	188,391

		188,391

SEMICONDUCTORS – 5.48%
ASM International NV	25,080	666,955
ASML Holding NV	164,472	5,838,470
BE Semiconductor Industries NV	26,400	172,569

		6,677,994

SOFTWARE – 0.60%
Exact Holding NV	6,336	174,241
TomTom NVa,b	52,008	246,209
Unit 4 NV	11,880	311,222

		731,672

TELECOMMUNICATIONS – 8.04%
Koninklijke KPN NV	689,304	9,785,653

		9,785,653

TRANSPORTATION – 3.26%
PostNL NV	155,628	915,339
Royal Vopak NV	31,152	1,561,321
TNT Express NVa	158,796	1,488,410

		3,965,070

TOTAL COMMON STOCKS
(Cost: $168,324,884)		121,303,790

SHORT-TERM INVESTMENTS – 0.38%

MONEY MARKET FUNDS – 0.38%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	422,609	422,609

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	32,758	$32,758
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	2,556	2,556

		457,923

TOTAL SHORT-TERM INVESTMENTS
(Cost: $457,923)		457,923

TOTAL INVESTMENTS IN SECURITIES – 100.02%
(Cost: $168,782,807)		121,761,713

Other Assets, Less Liabilities – (0.02)%		(21,307)

NET ASSETS – 100.00%		$121,740,406

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.71%

AIRLINES – 0.97%
International Consolidated Airlines Group SAa	616,668	$1,753,560

		1,753,560

BANKS – 36.10%
Banco Bilbao Vizcaya Argentaria SA	1,685,519	15,381,122
Banco de Sabadell SAb	1,167,609	4,629,813
Banco Popular Espanol SA	921,201	4,814,633
Banco Santander SA	3,865,565	35,731,407
Bankia SA Unipersonal[a,b]	436,103	2,354,629
Bankinter SAb	372,788	2,202,781

		65,114,385

COMMERCIAL SERVICES – 2.60%
Abertis Infraestructuras SA	294,082	4,689,368

		4,689,368

COMPUTERS – 1.06%
Indra Sistemas SA	106,798	1,919,790

		1,919,790

DIVERSIFIED FINANCIAL SERVICES – 2.18%
CaixaBank SA	769,233	3,940,633

		3,940,633

ELECTRIC – 7.24%
Iberdrola SA	1,173,436	8,673,959
Red Electrica Corporacion SA	88,907	4,386,844

		13,060,803

ENGINEERING & CONSTRUCTION – 7.03%
Acciona SA	27,937	2,624,998
Actividades de Construcciones y Servicios SAb	121,284	4,989,027
Ferrovial SA	284,080	3,566,640
Fomento de Construcciones y Contratas SAb	57,017	1,489,989

		12,670,654

FOOD – 0.71%
Distribuidora Internacional de Alimentacion SAa	296,609	1,281,173

		1,281,173

GAS – 4.83%
Enagas SA	173,875	3,657,543

Security	Shares	Value
Gas Natural SDG SA	275,035	$5,044,981

		8,702,524

INSURANCE – 2.52%
Mapfre SA	1,323,116	4,551,098

		4,551,098

IRON & STEEL – 0.84%
Acerinox SAb	103,901	1,510,178

		1,510,178

MACHINERY – 1.10%
Zardoya Otis SA	130,985	1,985,876

		1,985,876

MEDIA – 0.69%
Mediaset Espana Comunicacion SA	170,314	1,236,880

		1,236,880

OIL & GAS – 4.82%
Repsol YPF SA	300,897	8,694,955

		8,694,955

PHARMACEUTICALS – 1.20%
Grifols SAa	105,179	2,170,088

		2,170,088

RETAIL – 4.17%
Industria de Diseno Textil SA	88,105	7,522,416

		7,522,416

SOFTWARE – 1.81%
Amadeus IT Holding SA Class A	162,676	3,258,012

		3,258,012

TELECOMMUNICATIONS – 19.84%
Telefonica SA	1,712,520	35,777,103

		35,777,103

TOTAL COMMON STOCKS
(Cost: $290,709,891)		179,839,496

RIGHTS – 0.13%

COMMERCIAL SERVICES – 0.13%
Abertis Infraestructuras SAa	294,082	232,880

		232,880

TOTAL RIGHTS
(Cost: $349,263)		232,880

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 6.97%

MONEY MARKET FUNDS – 6.97%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	11,601,805	$11,601,805
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%c,d,e	899,284	899,284
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	71,409	71,409

		12,572,498

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,572,498)		12,572,498

TOTAL INVESTMENTS IN SECURITIES – 106.81%
(Cost: $303,631,652)		192,644,874

Other Assets, Less Liabilities – (6.81)%		(12,285,249)

NET ASSETS – 100.00%		$180,359,625

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.96%

AGRICULTURE – 2.54%
Swedish Match AB	230,584	$8,389,778

		8,389,778

AUTO MANUFACTURERS – 1.91%
Scania AB Class B	346,696	6,304,511

		6,304,511

BANKS – 18.83%
Nordea Bank AB	2,848,188	26,346,882
Skandinaviska Enskilda Banken AB Class A	1,525,528	9,070,114
Svenska Handelsbanken AB Class A	529,556	14,595,332
Swedbank AB Class A	876,580	12,093,770

		62,106,098

COMMERCIAL SERVICES – 0.95%
Securitas AB Class B	339,316	3,146,857

		3,146,857

DIVERSIFIED FINANCIAL SERVICES – 1.45%
Kinnevik Investment AB Class B	222,876	4,775,373

		4,775,373

ENGINEERING & CONSTRUCTION – 2.00%
Skanska AB Class B	433,288	6,594,503

		6,594,503

FOREST PRODUCTS & PAPER – 3.06%
Holmen AB Class B	57,236	1,634,526
Svenska Cellulosa AB Class B	625,004	8,454,881

		10,089,407

HAND & MACHINE TOOLS – 4.43%
Sandvik AB	1,092,076	14,626,519

		14,626,519

HEALTH CARE – PRODUCTS – 1.70%
Getinge AB Class B	216,808	5,612,142

		5,612,142

HOLDING COMPANIES – DIVERSIFIED – 0.48%
Industrivarden AB Class C	127,592	1,580,764

		1,580,764

HOME FURNISHINGS – 1.33%
Electrolux AB Class B	259,940	4,377,513

		4,377,513

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 0.76%
Husqvarna AB Class B	479,208	$2,511,958

		2,511,958

INVESTMENT COMPANIES – 3.91%
Investor AB Class B	493,148	9,747,472
Ratos AB Class B	207,624	3,138,630

		12,886,102

IRON & STEEL – 0.52%
SSAB AB Class A	169,576	1,717,466

		1,717,466

MACHINERY – 14.64%
Atlas Copco AB Class A	727,176	16,465,968
Atlas Copco AB Class B	422,792	8,523,965
Hexagon AB Class B	274,536	4,675,410
Volvo AB Class B	1,494,040	18,628,103

		48,293,446

MANUFACTURING – 2.18%
Alfa Laval AB	365,884	7,203,067

		7,203,067

MEDIA – 0.82%
Modern Times Group MTG AB Class B	52,316	2,705,950

		2,705,950

METAL FABRICATE & HARDWARE – 5.43%
Assa Abloy AB Class B	340,136	7,933,217
SKF AB Class B	421,808	9,978,175

		17,911,392

MINING – 1.24%
Boliden AB	296,348	4,097,949

		4,097,949

RETAIL – 10.48%
Hennes & Mauritz AB Class B	1,106,672	34,578,852

		34,578,852

TELECOMMUNICATIONS – 21.30%
Millicom International Cellular SA SDR	82,656	9,312,450
Tele2 AB Class B	343,416	7,265,765
Telefonaktiebolaget LM Ericsson Class B	3,259,828	36,881,539
TeliaSonera AB	2,344,544	16,805,398

		70,265,152

TOTAL COMMON STOCKS
(Cost: $399,403,671)		329,774,799

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.05%

MONEY MARKET FUNDS – 0.05%
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.00%[a,b]	152,431	$152,431

		152,431

TOTAL SHORT-TERM INVESTMENTS
(Cost: $152,431)		152,431

TOTAL INVESTMENTS IN SECURITIES – 100.01%
(Cost: $399,556,102)		329,927,230

Other Assets, Less Liabilities – (0.01)%		(40,046)

NET ASSETS – 100.00%		$329,887,184

SDR – Swedish Depositary Receipts

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.32%

BANKS – 4.88%
Credit Suisse Group AG Registered[a]	673,030	$19,244,928
Julius Baer Group Ltd.[a]	154,870	6,356,497

		25,601,425

BUILDING MATERIALS – 3.12%
Geberit AG Registered[a]	23,630	4,948,983
Holcim Ltd. Registered[a]	162,180	10,246,228
Sika AG Bearer	510	1,150,970

		16,346,181

CHEMICALS – 5.42%
Givaudan SA Registered[a]	6,560	6,336,710
Lonza Group AG Registered[a]	50,320	3,310,157
Syngenta AG Registered[a]	58,990	18,762,397

		28,409,264

COMMERCIAL SERVICES – 2.22%
Adecco SA Registered[a]	87,210	4,069,332
SGS SA Registered	4,080	7,588,815

		11,658,147

DIVERSIFIED FINANCIAL SERVICES – 4.60%
GAM Holding AGa	160,140	2,372,959
UBS AG Registered[a]	1,503,255	21,753,346

		24,126,305

ENGINEERING & CONSTRUCTION – 4.45%
ABB Ltd. Registered[a]	1,089,700	23,349,267

		23,349,267

FOOD – 25.44%
Aryzta AG	71,230	3,369,613
Lindt & Spruengli AG Participation Certificates	945	2,958,801
Lindt & Spruengli AG Registered	170	6,294,500
Nestle SA Registered	1,950,240	120,697,475

		133,320,389

HAND & MACHINE TOOLS – 1.23%
Schindler Holding AG Participation Certificates	35,950	4,268,352
Schindler Holding AG Registered	18,020	2,194,264

		6,462,616

HEALTH CARE – PRODUCTS – 2.49%
Sonova Holding AG Registered[a]	31,620	2,697,571

Security	Shares	Value
Straumann Holding AG Registered	8,853	$1,689,474
Synthes Inc.[b]	48,450	8,639,234

		13,026,279

INSURANCE – 7.81%
Baloise Holding AG Registered	44,880	3,979,069
Swiss Life Holding AG Registered[a]	26,010	3,576,798
Swiss Re Ltd.[a]	240,980	12,630,944
Zurich Financial Services AG Registered[a]	92,037	20,748,126

		40,934,937

INVESTMENT COMPANIES – 0.76%
Pargesa Holding SA Bearer	48,450	3,956,144

		3,956,144

MANUFACTURING – 0.33%
Sulzer AG Registered	12,750	1,715,388

		1,715,388

OIL & GAS – 1.90%
Transocean Ltd.	179,010	9,939,944

		9,939,944

PHARMACEUTICALS – 26.24%
Actelion Ltd. Registered[a]	85,179	3,637,628
Novartis AG Registered	1,150,900	67,060,315
Roche Holding AG Genusschein	382,160	66,864,376

		137,562,319

RETAIL – 5.70%
Compagnie Financiere Richemont SA Class A Bearer Units	311,780	18,085,521
Swatch Group AG (The) Bearer	19,210	8,765,925
Swatch Group AG (The) Registered	37,740	3,023,131

		29,874,577

TELECOMMUNICATIONS – 1.79%
Swisscom AG Registered	20,910	9,378,321

		9,378,321

TRANSPORTATION – 0.94%
Kuehne & Nagel International AG Registered	35,365	4,929,042

		4,929,042

TOTAL COMMON STOCKS
(Cost: $505,216,298)		520,590,545

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.03%

MONEY MARKET FUNDS – 0.03%
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.00%[c,d]	147,358	$147,358

		147,358

TOTAL SHORT-TERM INVESTMENTS
(Cost: $147,358)		147,358

TOTAL INVESTMENTS IN SECURITIES – 99.35%
(Cost: $505,363,656)		520,737,903

Other Assets, Less Liabilities – 0.65%		3,420,932

NET ASSETS – 100.00%		$524,158,835

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.24%

AEROSPACE & DEFENSE – 1.70%
BAE Systems PLC	1,807,845	$8,103,800
Cobham PLC	606,995	1,895,636
Rolls-Royce Group PLC[a]	993,165	10,349,579

		20,349,015

AGRICULTURE – 5.41%
British American Tobacco PLC	1,051,200	46,958,219
Imperial Tobacco Group PLC	538,375	17,900,367

		64,858,586

APPAREL – 0.43%
Burberry Group PLC	231,410	5,188,447

		5,188,447

AUTO PARTS & EQUIPMENT – 0.23%
GKN PLC	820,885	2,699,945

		2,699,945

BANKS – 11.97%
Barclays PLC	6,126,525	17,033,199
HSBC Holdings PLC	9,415,905	82,268,587
Lloyds Banking Group PLC[a]	21,816,415	11,933,816
Royal Bank of Scotland Group PLC[a]	9,357,505	3,697,866
Standard Chartered PLC	1,256,695	28,647,005

		143,580,473

BEVERAGES – 3.76%
Diageo PLC	1,323,855	26,729,043
SABMiller PLC	503,700	18,305,746

		45,034,789

COMMERCIAL SERVICES – 2.22%
Aggreko PLC	141,790	4,476,563
Babcock International Group PLC	190,895	1,953,535
Bunzl PLC	173,375	2,258,384
Capita Group PLC	321,930	3,719,077
Experian PLC	529,980	6,070,785
G4S PLC	741,315	3,150,392
Intertek Group PLC	84,680	2,783,803
Serco Group PLC	259,150	2,164,661

		26,577,200

DISTRIBUTION & WHOLESALE – 0.33%
Wolseley PLC	149,650	3,903,557

		3,903,557

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 0.56%
ICAP PLC	294,920	$2,281,448
Investec PLC	256,595	1,804,901
London Stock Exchange Group PLC	77,380	1,159,775
Schroders PLC	60,225	1,455,231

		6,701,355

ELECTRIC – 2.81%
International Power PLC	813,220	4,502,029
National Grid PLC	1,855,660	18,763,390
Scottish & Southern Energy PLC	494,210	10,461,072

		33,726,491

ENGINEERING & CONSTRUCTION – 0.12%
Balfour Beatty PLC	361,715	1,470,640

		1,470,640

FOOD – 5.09%
Associated British Foods PLC	187,245	3,265,284
J Sainsbury PLC	637,290	3,111,966
Tesco PLC	4,255,535	26,233,491
Unilever PLC	678,535	22,803,591
Wm Morrison Supermarkets PLC	1,190,265	5,600,964

		61,015,296

FOOD SERVICE – 0.75%
Compass Group PLC	1,001,925	8,988,932

		8,988,932

GAS – 1.11%
Centrica PLC	2,728,740	13,293,675

		13,293,675

HEALTH CARE – PRODUCTS – 0.40%
Smith & Nephew PLC	474,500	4,832,644

		4,832,644

HOUSEHOLD PRODUCTS & WARES – 1.45%
Reckitt Benckiser Group PLC	326,675	17,420,014

		17,420,014

INSURANCE – 3.58%
Admiral Group PLC	105,850	2,352,582
Aviva PLC	1,513,290	8,377,653
Legal & General Group PLC	3,114,180	5,324,199
Old Mutual PLC	2,921,095	5,702,774
Prudential PLC	1,347,945	13,618,688
RSA Insurance Group PLC	1,866,245	3,485,406

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2011

Security	Shares	Value
Standard Life PLC	1,230,415	$4,058,938

		42,920,240

INVESTMENT COMPANIES – 0.59%
Man Group PLC	1,001,925	3,654,303
Resolution Ltd.	775,990	3,365,981

		7,020,284

LEISURE TIME – 0.32%
Carnival PLC	95,995	3,140,146
TUI Travel PLC	269,370	672,815

		3,812,961

LODGING – 0.22%
InterContinental Hotels Group PLC	152,570	2,598,496

		2,598,496

MACHINERY – 0.29%
Weir Group PLC (The)	112,420	3,529,165

		3,529,165

MANUFACTURING – 0.44%
Invensys PLC	425,590	1,922,984
Smiths Group PLC	206,225	3,346,108

		5,269,092

MEDIA – 2.38%
British Sky Broadcasting Group PLC	603,710	6,492,658
ITV PLC[a]	1,951,290	1,946,029
Pearson PLC	430,700	7,805,331
Reed Elsevier PLC	645,320	5,285,236
WPP PLC	669,775	7,023,217

		28,552,471

METAL FABRICATE & HARDWARE – 0.26%
Johnson Matthey PLC	112,785	3,131,101

		3,131,101

MINING – 13.07%
Anglo American PLC	698,975	29,220,887
Antofagasta PLC	209,875	4,609,926
BHP Billiton PLC	1,131,500	38,800,223
Eurasian Natural Resources Corp.	136,875	1,519,952
Fresnillo PLC	94,170	3,219,980
Glencore International PLC[a]	436,540	2,995,652
Kazakhmys PLC	113,880	2,022,989
Lonmin PLC	85,775	1,833,778
Randgold Resources Ltd.	48,545	5,125,967
Rio Tinto PLC	754,455	46,705,363

Security	Shares	Value
Vedanta Resources PLC	63,145	$1,445,592
Xstrata PLC	1,097,920	19,289,166

		156,789,475

OIL & GAS – 19.12%
BG Group PLC	1,791,420	38,852,855
BP PLC	9,973,260	65,353,729
Cairn Energy PLC[a]	735,840	4,011,346
Essar Energy PLC[a]	172,645	711,207
Royal Dutch Shell PLC Class A	1,900,920	63,915,354
Royal Dutch Shell PLC Class B	1,426,785	48,310,192
Tullow Oil PLC	469,390	8,216,060

		229,370,743

OIL & GAS SERVICES – 0.47%
AMEC PLC	174,835	2,600,508
Petrofac Ltd.	137,605	3,062,838

		5,663,346

PACKAGING & CONTAINERS – 0.22%
Rexam PLC	466,835	2,690,080

		2,690,080

PHARMACEUTICALS – 8.54%
AstraZeneca PLC	728,540	34,638,379
GlaxoSmithKline PLC	2,726,550	58,179,742
Shire PLC	297,475	9,624,311

		102,442,432

REAL ESTATE – 0.86%
British Land Co. PLC	442,380	3,882,447
Capital Shopping Centres Group PLC	291,270	1,575,968
Land Securities Group PLC	409,895	4,915,488

		10,373,903

REAL ESTATE INVESTMENT TRUSTS – 0.35%
Hammerson PLC	376,315	2,500,572
SEGRO PLC	389,455	1,640,496

		4,141,068

RETAIL – 1.26%
Kingfisher PLC	1,255,965	4,836,487
Marks & Spencer Group PLC	842,420	4,419,524
Next PLC	92,345	3,548,515
Whitbread PLC	94,535	2,318,136

		15,122,662

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2011

Security	Shares	Value
SEMICONDUCTORS – 0.55%
ARM Holdings PLC	713,210	$6,619,323

		6,619,323

SOFTWARE – 0.66%
Autonomy Corp. PLC[a]	122,275	5,017,178
Sage Group PLC (The)	704,085	2,890,142

		7,907,320

TELECOMMUNICATIONS – 7.03%
BT Group PLC	4,107,710	11,470,575
Inmarsat PLC	240,535	1,842,720
Vodafone Group PLC	27,098,330	71,037,833

		84,351,128

VENTURE CAPITAL – 0.15%
3i Group PLC	513,555	1,776,917

		1,776,917

WATER – 0.54%
Severn Trent PLC	124,465	2,977,079
United Utilities Group PLC	362,810	3,544,474

		6,521,553

TOTAL COMMON STOCKS
(Cost: $1,347,898,532)		1,190,244,819

SHORT-TERM INVESTMENTS – 0.04%

MONEY MARKET FUNDS – 0.04%
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.00%[b,c]	436,918	436,918

		436,918

TOTAL SHORT-TERM INVESTMENTS
(Cost: $436,918)		436,918

TOTAL INVESTMENTS IN SECURITIES – 99.28%
(Cost: $1,348,335,450)		1,190,681,737

Other Assets, Less Liabilities – 0.72%		8,651,056

NET ASSETS – 100.00%		$1,199,332,793

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2011

	iShares MSCI Austria Investable Market Index Fund	iShares MSCI Belgium Investable Market Index Fund	iShares MSCI Emerging Markets Eastern Europe Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$204,511,122	$50,238,435	$38,107,281
Affiliated (Note 2)	3,375,262	26,082	314,476

Total cost of investments	$207,886,384	$50,264,517	$38,421,757

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$135,845,716	$30,459,566	$31,990,957
Affiliated (Note 2)	3,375,262	26,082	314,476

Total fair value of investments	139,220,978	30,485,648	32,305,433
Foreign currencies, at value[b]	190,353	47,075	8,763
Cash	–	–	11,561
Receivables:
Investment securities sold	651,697	517,933	900,946
Due from custodian (Note 4)	–	–	250,661
Dividends and interest	827,562	754,324	72,948

Total Assets	140,890,590	31,804,980	33,550,312

LIABILITIES
Payables:
Investment securities purchased	558,618	514,211	1,318,939
Collateral for securities on loan (Note 5)	3,298,364	21,122	–
Investment advisory fees (Note 2)	59,401	13,812	19,848

Total Liabilities	3,916,383	549,145	1,338,787

NET ASSETS	$136,974,207	$31,255,835	$32,211,525

Net assets consist of:
Paid-in capital	$264,142,067	$92,071,518	$38,879,373
Undistributed net investment income	111,146	709,744	129,787
Accumulated net realized loss	(58,664,661)	(41,692,788)	(680,461)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(68,614,345)	(19,832,639)	(6,117,174)

NET ASSETS	$136,974,207	$31,255,835	$32,211,525

Shares outstanding[c]	7,300,000	2,480,000	1,100,000

Net asset value per share	$18.76	$12.60	$29.28

[a]	Securities on loan with values of $3,177,737, $19,699 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $189,552, $46,906 and $8,659, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million and 200 million, respectively.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2011

	iShares MSCI EMU Index Fund	iShares MSCI France Index Fund	iShares MSCI Germany Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$1,138,409,522	$493,615,413	$3,355,266,431
Affiliated (Note 2)	6,669,258	51,845	8,244,334

Total cost of investments	$1,145,078,780	$493,667,258	$3,363,510,765

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$736,511,517	$356,957,805	$2,755,675,140
Affiliated (Note 2)	6,669,258	51,845	8,244,334

Total fair value of investments	743,180,775	357,009,650	2,763,919,474
Foreign currencies, at value[b]	613,847	335,589	1,346,083
Receivables:
Investment securities sold	1,391,126	57,747	12,164,765
Dividends and interest	1,388,355	54,062	11,880,368
Capital shares sold	–	–	28,440

Total Assets	746,574,103	357,457,048	2,789,339,130

LIABILITIES
Payables:
Investment securities purchased	1,428,981	153,185	11,899,831
Collateral for securities on loan (Note 5)	6,515,350	–	7,988,683
Capital shares redeemed	62,075	–	–
Investment advisory fees (Note 2)	335,023	166,379	1,279,229

Total Liabilities	8,341,429	319,564	21,167,743

NET ASSETS	$738,232,674	$357,137,484	$2,768,171,387

Net assets consist of:
Paid-in capital	$1,302,002,970	$518,331,928	$3,567,645,070
Undistributed net investment income	2,355,966	480,487	–
Accumulated net realized loss	(164,218,609)	(25,019,760)	(199,863,233)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(401,907,653)	(136,655,171)	(599,610,450)

NET ASSETS	$738,232,674	$357,137,484	$2,768,171,387

Shares outstanding[c]	23,400,000	15,800,000	131,700,000

Net asset value per share	$31.55	$22.60	$21.02

[a]	Securities on loan with values of $6,205,869, $ – and $7,788,533, respectively. See Note 5.
[b]	Cost of foreign currencies: $606,968, $333,152 and $1,343,221, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 340.2 million and 382.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2011

	iShares MSCI Italy Index Fund	iShares MSCI Netherlands Investable Market Index Fund	iShares MSCI Spain Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$211,126,142	$168,324,884	$291,059,154
Affiliated (Note 2)	1,024,154	457,923	12,572,498

Total cost of investments	$212,150,296	$168,782,807	$303,631,652

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$144,466,528	$121,303,790	$180,072,376
Affiliated (Note 2)	1,024,154	457,923	12,572,498

Total fair value of investments	145,490,682	121,761,713	192,644,874
Foreign currencies, at value[b]	61,507	269,295	181,187
Receivables:
Investment securities sold	5,364,631	673,518	–
Due from custodian (Note 4)	2,080,455	–	–
Dividends and interest	2,868	300,395	114,649

Total Assets	153,000,143	123,004,921	192,940,710

LIABILITIES
Payables:
Investment securities purchased	7,349,591	755,824	–
Collateral for securities on loan (Note 5)	986,232	455,367	12,501,089
Investment advisory fees (Note 2)	52,338	53,324	79,996

Total Liabilities	8,388,161	1,264,515	12,581,085

NET ASSETS	$144,611,982	$121,740,406	$180,359,625

Net assets consist of:
Paid-in capital	$258,826,292	$208,646,858	$325,587,282
Undistributed net investment income	14,337	557,254	4,152,024
Accumulated net realized loss	(47,569,915)	(40,447,533)	(38,395,984)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(66,658,732)	(47,016,173)	(110,983,697)

NET ASSETS	$144,611,982	$121,740,406	$180,359,625

Shares outstanding[c]	10,650,000	6,600,000	5,025,000

Net asset value per share	$13.58	$18.45	$35.89

[a]	Securities on loan with values of $983,841, $444,336 and $12,122,206, respectively. See Note 5.
[b]	Cost of foreign currencies: $60,625, $267,883 and $178,830, respectively.
[c]	$0.001 par value, number of shares authorized: 63.6 million, 255 million and 127.8 million, respectively.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2011

	iShares MSCI Sweden Index Fund	iShares MSCI Switzerland Index Fund	iShares MSCI United Kingdom Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$399,403,671	$505,216,298	$1,347,898,532
Affiliated (Note 2)	152,431	147,358	436,918

Total cost of investments	$399,556,102	$505,363,656	$1,348,335,450

Investments in securities, at fair value (Note 1):
Unaffiliated	$329,774,799	$520,590,545	$1,190,244,819
Affiliated (Note 2)	152,431	147,358	436,918

Total fair value of investments	329,927,230	520,737,903	1,190,681,737
Foreign currencies, at value[a]	140,518	56,754	1,668,676
Receivables:
Investment securities sold	244,762	–	4,280,877
Dividends and interest	564	3,589,673	8,056,176

Total Assets	330,313,074	524,384,330	1,204,687,466

LIABILITIES
Payables:
Investment securities purchased	256,730	–	4,847,914
Investment advisory fees (Note 2)	169,160	225,495	506,759

Total Liabilities	425,890	225,495	5,354,673

NET ASSETS	$329,887,184	$524,158,835	$1,199,332,793

Net assets consist of:
Paid-in capital	$436,124,057	$556,054,851	$1,479,156,736
Undistributed net investment income	–	226,960	8,406,831
Accumulated net realized loss	(36,608,856)	(48,133,088)	(130,541,173)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(69,628,017)	16,010,112	(157,689,601)

NET ASSETS	$329,887,184	$524,158,835	$1,199,332,793

Shares outstanding[b]	12,300,000	21,250,000	73,000,000

Net asset value per share	$26.82	$24.67	$16.43

[a]	Cost of foreign currencies: $139,663, $57,016 and $1,679,810, respectively.
[b]	$0.001 par value, number of shares authorized: 63.6 million, 318.625 million and 934.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Austria Investable Market Index Fund	iShares MSCI Belgium Investable Market Index Fund	iShares MSCI Emerging Markets Eastern Europe Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$4,002,527	$1,659,219	$891,391
Interest – unaffiliated	21,604	–	–
Interest – affiliated (Note 2)	48	21	37
Securities lending income – affiliated (Note 2)	75,542	11,827	705

Total investment income	4,099,721	1,671,067	892,133

EXPENSES
Investment advisory fees (Note 2)	858,928	281,283	221,080

Total expenses	858,928	281,283	221,080
Less investment advisory fees waived (Note 2)	–	–	(462)

Net expenses	858,928	281,283	220,618

Net investment income	3,240,793	1,389,784	671,515

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(9,337,997)	(9,376,066)	(782,380)
In-kind redemptions – unaffiliated	13,257,213	4,706,937	5,295,226
Foreign currency transactions	(28,237)	8,311	(5,805)

Net realized gain (loss)	3,890,979	(4,660,818)	4,507,041

Net change in unrealized appreciation/depreciation on:
Investments	5,346,302	8,442,788	(5,856,318)
Translation of assets and liabilities in foreign currencies	217,022	91,682	(848)

Net change in unrealized appreciation/depreciation	5,563,324	8,534,470	(5,857,166)

Net realized and unrealized gain (loss)	9,454,303	3,873,652	(1,350,125)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,695,096	$5,263,436	$(678,610)

[a]	Net of foreign withholding tax of $742,771, $274,329 and $153,428, respectively.

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI EMU Index Fund	iShares MSCI France Index Fund	iShares MSCI Germany Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$33,352,212	$13,528,698	$104,353,610
Interest – unaffiliated	459	–	–
Interest – affiliated (Note 2)	358	100	430
Securities lending income – affiliated (Note 2)	411,777	212,517	769,370

	33,764,806	13,741,315	105,123,410
Less: Other foreign taxes (Note 1)	(2,613)	(2,704)	–

Total investment income	33,762,193	13,738,611	105,123,410

EXPENSES
Investment advisory fees (Note 2)	4,477,629	1,815,550	13,628,580

Total expenses	4,477,629	1,815,550	13,628,580

Net investment income	29,284,564	11,923,061	91,494,830

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(43,263,198)	(9,789,479)	(122,592,724)
In-kind redemptions – unaffiliated	33,287,765	6,884,632	227,714,896
Foreign currency transactions	74,740	22,417	1,395,419

Net realized gain (loss)	(9,900,693)	(2,882,430)	106,517,591

Net change in unrealized appreciation/depreciation on:
Investments	6,709,382	(10,591,428)	(323,251,545)
Translation of assets and liabilities in foreign currencies	67,734	1,849	(39,130)

Net change in unrealized appreciation/depreciation	6,777,116	(10,589,579)	(323,290,675)

Net realized and unrealized loss	(3,123,577)	(13,472,009)	(216,773,084)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,160,987	$(1,548,948)	$(125,278,254)

[a]	Net of foreign withholding tax of $4,880,175, $2,016,603 and $15,760,667, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Italy Index Fund	iShares MSCI Netherlands Investable Market Index Fund	iShares MSCI Spain Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$4,253,366	$4,673,826	$11,937,574
Interest – affiliated (Note 2)	40	36	155
Securities lending income – affiliated (Note 2)	68,631	20,487	211,412

	4,322,037	4,694,349	12,149,141
Less: Other foreign taxes (Note 1)	(914)	–	–

Total investment income	4,321,123	4,694,349	12,149,141

EXPENSES
Investment advisory fees (Note 2)	606,658	874,624	1,076,007

Total expenses	606,658	874,624	1,076,007

Net investment income	3,714,465	3,819,725	11,073,134

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(16,684,824)	(3,074,450)	(12,554,413)
In-kind redemptions – unaffiliated	8,652,731	11,117,913	12,035,521
Foreign currency transactions	124,213	(5,758)	(65,078)

Net realized gain (loss)	(7,907,880)	8,037,705	(583,970)

Net change in unrealized appreciation/depreciation on:
Investments	(7,317,218)	(620,186)	(10,422,258)
Translation of assets and liabilities in foreign currencies	2,589	14,829	6,080

Net change in unrealized appreciation/depreciation	(7,314,629)	(605,357)	(10,416,178)

Net realized and unrealized gain (loss)	(15,222,509)	7,432,348	(11,000,148)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,508,044)	$11,252,073	$72,986

[a]	Net of foreign withholding tax of $690,657, $713,423 and $1,390,794, respectively.

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Sweden Index Fund	iShares MSCI Switzerland Index Fund	iShares MSCI United Kingdom Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$21,278,452	$14,263,571	$43,238,416
Interest – affiliated (Note 2)	78	111	496
Securities lending income – affiliated (Note 2)	5,508	2,867	5,047

Total investment income	21,284,038	14,266,549	43,243,959

EXPENSES
Investment advisory fees (Note 2)	2,536,271	2,569,744	6,213,817

Total expenses	2,536,271	2,569,744	6,213,817

Net investment income	18,747,767	11,696,805	37,030,142

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(9,266,642)	(6,636,012)	(23,990,702)
In-kind redemptions – unaffiliated	12,960,622	16,119,613	43,420,318
Foreign currency transactions	(47,755)	487,754	65,670

Net realized gain	3,646,225	9,971,355	19,495,286

Net change in unrealized appreciation/depreciation on:
Investments	(18,150,591)	38,919,069	45,620,844
Translation of assets and liabilities in foreign currencies	(3,482)	415,463	124,463

Net change in unrealized appreciation/depreciation	(18,154,073)	39,334,532	45,745,307

Net realized and unrealized gain (loss)	(14,507,848)	49,305,887	65,240,593

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,239,919	$61,002,692	$102,270,735

[a]	Net of foreign withholding tax of $3,461,517, $2,068,639 and $507,666, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Investable Market Index Fund		iShares MSCI Belgium Investable Market Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,240,793	$3,373,743	$1,389,784	$1,126,180
Net realized gain (loss)	3,890,979	(8,201,889)	(4,660,818)	(10,076,096)
Net change in unrealized appreciation/depreciation	5,563,324	(14,419,288)	8,534,470	14,374,647

Net increase (decrease) in net assets resulting from operations	12,695,096	(19,247,434)	5,263,436	5,424,731

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,303,650)	(5,965,890)	(1,401,041)	(1,145,981)

Total distributions to shareholders	(3,303,650)	(5,965,890)	(1,401,041)	(1,145,981)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	153,911,553	154,605,120	70,362,308	122,747,250
Cost of shares redeemed	(136,848,453)	(178,538,062)	(101,865,045)	(121,172,070)

Net increase (decrease) in net assets from capital share transactions	17,063,100	(23,932,942)	(31,502,737)	1,575,180

INCREASE (DECREASE) IN NET ASSETS	26,454,546	(49,146,266)	(27,640,342)	5,853,930

NET ASSETS
Beginning of year	110,519,661	159,665,927	58,896,177	53,042,247

End of year	$136,974,207	$110,519,661	$31,255,835	$58,896,177

Undistributed net investment income included in net assets at end of year	$111,146	$197,221	$709,744	$75,785

SHARES ISSUED AND REDEEMED
Shares sold	7,100,000	7,600,000	4,920,000	10,160,000
Shares redeemed	(6,200,000)	(9,100,000)	(7,440,000)	(9,560,000)

Net increase (decrease) in shares outstanding	900,000	(1,500,000)	(2,520,000)	600,000

See notes to financial statements.

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Eastern Europe Index Fund		iShares MSCI EMU Index Fund
	Year ended August 31, 2011	Period from September 30, 2009[a] to August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$671,515	$103,151	$29,284,564	$19,143,111
Net realized gain (loss)	4,507,041	(203,443)	(9,900,693)	(15,434,929)
Net change in unrealized appreciation/depreciation	(5,857,166)	(260,008)	6,777,116	(93,999,959)

Net increase (decrease) in net assets resulting from operations	(678,610)	(360,300)	26,160,987	(90,291,777)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(575,285)	(64,350)	(27,791,723)	(21,378,328)
From net realized gain	–	(4,842)	–	–

Total distributions to shareholders	(575,285)	(69,192)	(27,791,723)	(21,378,328)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	76,250,166	13,261,092	558,259,495	616,111,927
Cost of shares redeemed	(55,616,346)	–	(642,368,122)	(421,739,675)

Net increase (decrease) in net assets from capital share transactions	20,633,820	13,261,092	(84,108,627)	194,372,252

INCREASE (DECREASE) IN NET ASSETS	19,379,925	12,831,600	(85,739,363)	82,702,147

NET ASSETS
Beginning of period	12,831,600	–	823,972,037	741,269,890

End of period	$32,211,525	$12,831,600	$738,232,674	$823,972,037

Undistributed net investment income included in net assets at end of period	$129,787	$39,362	$2,355,966	$596,192

SHARES ISSUED AND REDEEMED
Shares sold	2,250,000	500,000	14,400,000	18,100,000
Shares redeemed	(1,650,000)	–	(17,800,000)	(12,100,000)

Net increase (decrease) in shares outstanding	600,000	500,000	(3,400,000)	6,000,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI France Index Fund		iShares MSCI Germany Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,923,061	$7,946,760	$91,494,830	$18,436,764
Net realized gain (loss)	(2,882,430)	(8,608,895)	106,517,591	2,496,753
Net change in unrealized appreciation/depreciation	(10,589,579)	(40,527,838)	(323,290,675)	(95,695,088)

Net decrease in net assets resulting from operations	(1,548,948)	(41,189,973)	(125,278,254)	(74,761,571)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,811,674)	(8,068,942)	(93,072,582)	(20,484,235)

Total distributions to shareholders	(11,811,674)	(8,068,942)	(93,072,582)	(20,484,235)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	327,507,874	358,661,968	2,649,782,675	1,389,774,707
Cost of shares redeemed	(196,716,202)	(254,208,011)	(1,151,141,454)	(426,285,646)

Net increase in net assets from capital share transactions	130,791,672	104,453,957	1,498,641,221	963,489,061

INCREASE IN NET ASSETS	117,431,050	55,195,042	1,280,290,385	868,243,255

NET ASSETS
Beginning of year	239,706,434	184,511,392	1,487,881,002	619,637,747

End of year	$357,137,484	$239,706,434	$2,768,171,387	$1,487,881,002

Undistributed net investment income included in net assets at end of year	$480,487	$346,395	$–	$–

SHARES ISSUED AND REDEEMED
Shares sold	12,400,000	15,000,000	102,900,000	67,200,000
Shares redeemed	(8,000,000)	(11,200,000)	(47,700,000)	(20,400,000)

Net increase in shares outstanding	4,400,000	3,800,000	55,200,000	46,800,000

See notes to financial statements.

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Italy Index Fund		iShares MSCI Netherlands Investable Market Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,714,465	$2,526,028	$3,819,725	$2,594,922
Net realized gain (loss)	(7,907,880)	(7,791,468)	8,037,705	(4,073,218)
Net change in unrealized appreciation/depreciation	(7,314,629)	(14,934,273)	(605,357)	(4,949,050)

Net increase (decrease) in net assets resulting from operations	(11,508,044)	(20,199,713)	11,252,073	(6,427,346)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,814,673)	(3,028,440)	(3,654,048)	(2,418,715)
Return of capital	–	(96,798)	–	–

Total distributions to shareholders	(3,814,673)	(3,125,238)	(3,654,048)	(2,418,715)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	233,854,014	87,900,548	63,107,207	94,430,557
Cost of shares redeemed	(150,419,367)	(113,791,470)	(96,575,333)	(21,325,132)

Net increase (decrease) in net assets from capital share transactions	83,434,647	(25,890,922)	(33,468,126)	73,105,425

INCREASE (DECREASE) IN NET ASSETS	68,111,930	(49,215,873)	(25,870,101)	64,259,364

NET ASSETS
Beginning of year	76,500,052	125,715,925	147,610,507	83,351,143

End of year	$144,611,982	$76,500,052	$121,740,406	$147,610,507

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$14,337	$(452)	$557,254	$396,156

SHARES ISSUED AND REDEEMED
Shares sold	14,400,000	5,250,000	2,850,000	4,850,000
Shares redeemed	(8,850,000)	(6,750,000)	(4,500,000)	(1,100,000)

Net increase (decrease) in shares outstanding	5,550,000	(1,500,000)	(1,650,000)	3,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Spain Index Fund		iShares MSCI Sweden Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,073,134	$9,022,079	$18,747,767	$4,069,874
Net realized gain (loss)	(583,970)	(34,736,468)	3,646,225	(2,661,078)
Net change in unrealized appreciation/depreciation	(10,416,178)	(22,172,420)	(18,154,073)	9,087,749

Net increase (decrease) in net assets resulting from operations	72,986	(47,886,809)	4,239,919	10,496,545

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,211,532)	(11,300,415)	(19,236,805)	(4,773,557)

Total distributions to shareholders	(8,211,532)	(11,300,415)	(19,236,805)	(4,773,557)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	418,742,090	185,418,132	366,716,894	136,592,737
Cost of shares redeemed	(424,605,441)	(210,603,819)	(271,324,012)	(83,157,268)

Net increase (decrease) in net assets from capital share transactions	(5,863,351)	(25,185,687)	95,392,882	53,435,469

INCREASE (DECREASE) IN NET ASSETS	(14,001,897)	(84,372,911)	80,395,996	59,158,457

NET ASSETS
Beginning of year	194,361,522	278,734,433	249,491,188	190,332,731

End of year	$180,359,625	$194,361,522	$329,887,184	$249,491,188

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,152,024	$1,264,766	$–	$(2,828)

SHARES ISSUED AND REDEEMED
Shares sold	10,200,000	4,800,000	11,850,000	5,400,000
Shares redeemed	(10,425,000)	(5,400,000)	(9,750,000)	(3,525,000)

Net increase (decrease) in shares outstanding	(225,000)	(600,000)	2,100,000	1,875,000

See notes to financial statements.

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Index Fund		iShares MSCI United Kingdom Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,696,805	$6,014,037	$37,030,142	$27,740,950
Net realized gain (loss)	9,971,355	(3,149,216)	19,495,286	3,681,580
Net change in unrealized appreciation/depreciation	39,334,532	13,666,076	45,745,307	(20,637,671)

Net increase in net assets resulting from operations	61,002,692	16,530,897	102,270,735	10,784,859

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,911,242)	(6,459,032)	(33,922,128)	(27,007,036)

Total distributions to shareholders	(11,911,242)	(6,459,032)	(33,922,128)	(27,007,036)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	136,480,631	150,874,722	406,184,764	352,106,687
Cost of shares redeemed	(67,167,856)	(27,046,917)	(205,612,227)	(144,597,222)

Net increase in net assets from capital share transactions	69,312,775	123,827,805	200,572,537	207,509,465

INCREASE IN NET ASSETS	118,404,225	133,899,670	268,921,144	191,287,288

NET ASSETS
Beginning of year	405,754,610	271,854,940	930,411,649	739,124,361

End of year	$524,158,835	$405,754,610	$1,199,332,793	$930,411,649

Undistributed net investment income included in net assets at end of year	$226,960	$–	$8,406,831	$5,184,563

SHARES ISSUED AND REDEEMED
Shares sold	5,125,000	6,875,000	23,400,000	22,200,000
Shares redeemed	(2,625,000)	(1,250,000)	(12,400,000)	(9,400,000)

Net increase in shares outstanding	2,500,000	5,625,000	11,000,000	12,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	83

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$17.27	$20.21	$29.78	$37.28	$31.08

Income from investment operations:
Net investment income[a]	0.42	0.43	0.51	0.56	0.51
Net realized and unrealized gain (loss)[b]	1.53	(2.62)	(9.36)	(6.98)	6.42

Total from investment operations	1.95	(2.19)	(8.85)	(6.42)	6.93

Less distributions from:
Net investment income	(0.46)	(0.75)	(0.72)	(1.08)	(0.73)

Total distributions	(0.46)	(0.75)	(0.72)	(1.08)	(0.73)

Net asset value, end of year	$18.76	$17.27	$20.21	$29.78	$37.28

Total return	10.92%	(11.07)%	(28.52)%	(17.64)%	22.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$136,974	$110,520	$159,666	$193,602	$473,514
Ratio of expenses to average net assets	0.52%	0.54%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	1.95%	2.20%	3.25%	1.57%	1.36%
Portfolio turnover rate[c]	12%	11%	26%	26%	21%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$11.78	$12.06	$17.64	$25.89	$22.83

Income from investment operations:
Net investment income[a]	0.35	0.19	0.22	0.78	0.76
Net realized and unrealized gain (loss)[b]	0.80	(0.27)	(5.46)	(7.27)	2.74

Total from investment operations	1.15	(0.08)	(5.24)	(6.49)	3.50

Less distributions from:
Net investment income	(0.33)	(0.20)	(0.34)	(1.76)	(0.44)

Total distributions	(0.33)	(0.20)	(0.34)	(1.76)	(0.44)

Net asset value, end of year	$12.60	$11.78	$12.06	$17.64	$25.89

Total return	9.59%	(0.60)%	(29.15)%	(26.21)%	15.36%

Ratios/Supplemental data:
Net assets, end of year (000s)	$31,256	$58,896	$53,042	$119,955	$303,483
Ratio of expenses to average net assets	0.52%	0.54%	0.56%	0.52%	0.51%
Ratio of net investment income to average net assets	2.56%	1.55%	2.23%	3.32%	2.90%
Portfolio turnover rate[c]	12%	17%	33%	31%	12%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Eastern Europe Index Fund

	Year ended Aug. 31, 2011	Period from Sep. 30, 2009[a] to Aug. 31, 2010
Net asset value, beginning of period	$25.66	$24.65

Income from investment operations:
Net investment income[b]	0.67	0.26
Net realized and unrealized gain[c]	3.45	0.89

Total from investment operations	4.12	1.15

Less distributions from:
Net investment income	(0.50)	(0.13)
Net realized gain	–	(0.01)

Total distributions	(0.50)	(0.14)

Net asset value, end of period	$29.28	$25.66

Total return	15.86%	4.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$32,212	$12,832
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.69%
Ratio of expenses to average net assets after waived fees	0.68%	n/a
Ratio of net investment income to average net assets[e]	2.06%	1.05%
Portfolio turnover rate[f]	24%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI EMU Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]
Net asset value, beginning of year	$30.75	$35.64	$45.97	$57.15	$46.14

Income from investment operations:
Net investment income[b]	1.23	0.80	0.93	1.71	1.40
Net realized and unrealized gain (loss)[c]	0.71	(4.76)	(9.97)	(9.59)	10.54

Total from investment operations	1.94	(3.96)	(9.04)	(7.88)	11.94

Less distributions from:
Net investment income	(1.14)	(0.93)	(1.29)	(3.30)	(0.93)

Total distributions	(1.14)	(0.93)	(1.29)	(3.30)	(0.93)

Net asset value, end of year	$31.55	$30.75	$35.64	$45.97	$57.15

Total return	5.78%	(11.19)%	(19.05)%	(14.52)%	26.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$738,233	$823,972	$741,270	$1,291,808	$2,971,565
Ratio of expenses to average net assets[d]	0.52%	0.54%	0.56%	0.52%	0.51%
Ratio of net investment income to average net assets	3.38%	2.29%	3.07%	3.06%	2.60%
Portfolio turnover rate[e]	8%	5%	8%	27%	5%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$21.03	$24.28	$30.70	$36.53	$31.16

Income from investment operations:
Net investment income[a]	0.86	0.65	0.66	0.93	0.77
Net realized and unrealized gain (loss)[b]	1.38	(3.30)	(6.13)	(5.17)	5.06

Total from investment operations	2.24	(2.65)	(5.47)	(4.24)	5.83

Less distributions from:
Net investment income	(0.67)	(0.60)	(0.95)	(1.59)	(0.46)

Total distributions	(0.67)	(0.60)	(0.95)	(1.59)	(0.46)

Net asset value, end of year	$22.60	$21.03	$24.28	$30.70	$36.53

Total return	10.24%	(10.98)%	(17.11)%	(11.96)%	18.83%

Ratios/Supplemental data:
Net assets, end of year (000s)	$357,137	$239,706	$184,511	$227,203	$445,696
Ratio of expenses to average net assets[c]	0.52%	0.53%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	3.38%	2.71%	3.18%	2.60%	2.17%
Portfolio turnover rate[d]	6%	6%	6%	10%	6%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$19.45	$20.86	$27.55	$32.18	$23.68

Income from investment operations:
Net investment income[a]	0.86	0.38	0.58	0.88	0.68
Net realized and unrealized gain (loss)[b]	1.38	(1.49)	(6.65)	(3.84)	8.33

Total from investment operations	2.24	(1.11)	(6.07)	(2.96)	9.01

Less distributions from:
Net investment income	(0.67)	(0.30)	(0.62)	(1.67)	(0.51)

Total distributions	(0.67)	(0.30)	(0.62)	(1.67)	(0.51)

Net asset value, end of year	$21.02	$19.45	$20.86	$27.55	$32.18

Total return	10.84%	(5.35)%	(21.62)%	(9.81)%	38.47%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,768,171	$1,487,881	$619,638	$669,452	$1,641,245
Ratio of expenses to average net assets	0.51%	0.53%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	3.45%	1.80%	3.18%	2.72%	2.32%
Portfolio turnover rate[c]	13%	5%	15%	11%	4%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$15.00	$19.05	$25.04	$33.82	$30.48

Income from investment operations:
Net investment income[a]	0.54	0.39	0.47	1.53	1.35
Net realized and unrealized gain (loss)[b]	(1.47)	(3.99)	(5.82)	(7.71)	2.66

Total from investment operations	(0.93)	(3.60)	(5.35)	(6.18)	4.01

Less distributions from:
Net investment income	(0.49)	(0.44)	(0.64)	(2.60)	(0.67)
Return of capital	–	(0.01)	–	–	–

Total distributions	(0.49)	(0.45)	(0.64)	(2.60)	(0.67)

Net asset value, end of year	$13.58	$15.00	$19.05	$25.04	$33.82

Total return	(6.80)%	(19.11)%	(20.78)%	(19.43)%	13.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$144,612	$76,500	$125,716	$244,154	$172,495
Ratio of expenses to average net assets[c]	0.51%	0.54%	0.55%	0.52%	0.52%
Ratio of net investment income to average net assets	3.15%	2.17%	2.85%	5.06%	4.02%
Portfolio turnover rate[d]	16%	12%	18%	29%	16%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$17.89	$18.52	$24.38	$29.75	$24.17

Income from investment operations:
Net investment income[a]	0.48	0.45	0.35	1.10	0.98
Net realized and unrealized gain (loss)[b]	0.55	(0.70)	(5.55)	(4.68)	5.05

Total from investment operations	1.03	(0.25)	(5.20)	(3.58)	6.03

Less distributions from:
Net investment income	(0.47)	(0.38)	(0.66)	(1.79)	(0.45)

Total distributions	(0.47)	(0.38)	(0.66)	(1.79)	(0.45)

Net asset value, end of year	$18.45	$17.89	$18.52	$24.38	$29.75

Total return	5.44%	(1.44)%	(20.59)%	(12.67)%	25.22%

Ratios/Supplemental data:
Net assets, end of year (000s)	$121,740	$147,611	$83,351	$209,653	$251,354
Ratio of expenses to average net assets	0.52%	0.53%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	2.26%	2.31%	2.24%	3.86%	3.50%
Portfolio turnover rate[c]	6%	9%	15%	26%	8%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31,2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$37.02	$47.65	$50.41	$58.06	$44.81

Income from investment operations:
Net investment income[a]	2.14	1.64	1.75	1.98	1.30
Net realized and unrealized gain (loss)[b]	(1.36)	(10.01)	(2.14)	(7.33)	12.33

Total from investment operations	0.78	(8.37)	(0.39)	(5.35)	13.63

Less distributions from:
Net investment income	(1.91)	(2.26)	(2.37)	(2.30)	(0.38)

Total distributions	(1.91)	(2.26)	(2.37)	(2.30)	(0.38)

Net asset value, end of year	$35.89	$37.02	$47.65	$50.41	$58.06

Total return	1.78%	(17.91)%	0.64%	(9.76)%	30.47%

Ratios/Supplemental data:
Net assets, end of year (000s)	$180,360	$194,362	$278,734	$321,349	$522,556
Ratio of expenses to average net assets	0.52%	0.54%	0.56%	0.52%	0.51%
Ratio of net investment income to average net assets	5.31%	3.72%	4.70%	3.28%	2.36%
Portfolio turnover rate[c]	14%	9%	19%	22%	12%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$24.46	$22.86	$24.48	$34.57	$25.88

Income from investment operations:
Net investment income[a]	1.18	0.48	0.40	0.91	1.15
Net realized and unrealized gain (loss)[b]	2.22	1.73	(1.56)	(8.63)	7.88

Total from investment operations	3.40	2.21	(1.16)	(7.72)	9.03

Less distributions from:
Net investment income	(1.04)	(0.61)	(0.46)	(2.37)	(0.34)

Total distributions	(1.04)	(0.61)	(0.46)	(2.37)	(0.34)

Net asset value, end of year	$26.82	$24.46	$22.86	$24.48	$34.57

Total return	13.40%	9.70%	(4.04)%	(23.16)%	35.01%

Ratios/Supplemental data:
Net assets, end of year (000s)	$329,887	$249,491	$190,333	$227,654	$573,026
Ratio of expenses to average net assets	0.51%	0.53%	0.55%	0.51%	0.51%
Ratio of net investment income to average net assets	3.80%	1.97%	2.34%	2.91%	3.42%
Portfolio turnover rate[c]	9%	10%	9%	17%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$21.64	$20.71	$23.09	$25.78	$22.49

Income from investment operations:
Net investment income[a]	0.59	0.39	0.25	0.49	0.36
Net realized and unrealized gain (loss)[b]	2.97	0.90	(2.30)	(2.51)	3.12

Total from investment operations	3.56	1.29	(2.05)	(2.02)	3.48

Less distributions from:
Net investment income	(0.53)	(0.36)	(0.33)	(0.67)	(0.19)

Total distributions	(0.53)	(0.36)	(0.33)	(0.67)	(0.19)

Net asset value, end of year	$24.67	$21.64	$20.71	$23.09	$25.78

Total return	16.30%	6.35%	(8.63)%	(7.97)%	15.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$524,159	$405,755	$271,855	$366,525	$318,998
Ratio of expenses to average net assets	0.52%	0.53%	0.56%	0.52%	0.51%
Ratio of net investment income to average net assets	2.35%	1.80%	1.42%	1.93%	1.42%
Portfolio turnover rate[c]	7%	7%	16%	11%	5%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$15.01	$15.02	$19.35	$24.73	$21.92

Income from investment operations:
Net investment income[a]	0.54	0.46	0.50	0.83	0.84
Net realized and unrealized gain (loss)[b]	1.35	(0.03)	(4.26)	(4.89)	2.78

Total from investment operations	1.89	0.43	(3.76)	(4.06)	3.62

Less distributions from:
Net investment income	(0.47)	(0.44)	(0.57)	(1.32)	(0.81)

Total distributions	(0.47)	(0.44)	(0.57)	(1.32)	(0.81)

Net asset value, end of year	$16.43	$15.01	$15.02	$19.35	$24.73

Total return	12.50%	2.87%	(18.68)%	(17.16)%	16.77%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,199,333	$930,412	$739,124	$882,502	$1,127,738
Ratio of expenses to average net assets	0.52%	0.53%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	3.07%	2.98%	3.90%	3.64%	3.51%
Portfolio turnover rate[c]	4%	7%	11%	14%	8%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	95

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares MSCI Index Fund	Diversification Classification
Austria Investable Market	Non-diversified
Belgium Investable Market	Non-diversified
Emerging Markets Eastern Europe	Non-diversified
EMU	Non-diversified
France	Non-diversified
Germany	Non-diversified

iShares MSCI Index Fund	Diversification Classification
Italy	Non-diversified
Netherlands Investable Market	Non-diversified
Spain	Non-diversified
Sweden	Non-diversified
Switzerland	Non-diversified
United Kingdom	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES®, INC.

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3	Total

Austria Investable Market
Common Stocks	$135,845,443	$–	$273	$135,845,716
Short-Term Investments	3,375,262	–	–	3,375,262

	$139,220,705	$–	$273	$139,220,978

Belgium Investable Market
Common Stocks	$30,459,566	$–	$–	$30,459,566
Short-Term Investments	26,082	–	–	26,082

	$30,485,648	$–	$–	$30,485,648

Emerging Markets Eastern Europe
Common Stocks	$31,233,892	$–	$–	$31,233,892
Preferred Stocks	757,065	–	–	757,065
Short-Term Investments	314,476	–	–	314,476

	$32,305,433	$–	$–	$32,305,433

EMU
Common Stocks	$721,708,744	$–	$89	$721,708,833
Preferred Stocks	14,728,864	–	–	14,728,864
Rights	73,820	–	–	73,820
Short-Term Investments	6,669,258	–	–	6,669,258

	$743,180,686	$–	$89	$743,180,775

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3	Total

France
Common Stocks	$356,957,805	$–	$–	$356,957,805
Short-Term Investments	51,845	–	–	51,845

	$357,009,650	$–	$–	$357,009,650

Germany
Common Stocks	$2,583,160,708	$–	$–	$2,583,160,708
Preferred Stocks	172,514,432	–	–	172,514,432
Short-Term Investments	8,244,334	–	–	8,244,334

	$2,763,919,474	$–	$–	$2,763,919,474

Italy
Common Stocks	$141,353,871	$–	$–	$141,353,871
Preferred Stocks	3,112,657	–	–	3,112,657
Short-Term Investments	1,024,154	–	–	1,024,154

	$145,490,682	$–	$–	$145,490,682

Netherlands Investable Market
Common Stocks	$121,303,790	$–	$–	$121,303,790
Short-Term Investments	457,923	–	–	457,923

	$121,761,713	$–	$–	$121,761,713

Spain
Common Stocks	$179,839,496	$–	$–	$179,839,496
Rights	232,880	–	–	232,880
Short-Term Investments	12,572,498	–	–	12,572,498

	$192,644,874	$–	$–	$192,644,874

Sweden
Common Stocks	$329,774,799	$–	$–	$329,774,799
Short-Term Investments	152,431	–	–	152,431

	$329,927,230	$–	$–	$329,927,230

Switzerland
Common Stocks	$520,590,545	$–	$–	$520,590,545
Short-Term Investments	147,358	–	–	147,358

	$520,737,903	$–	$–	$520,737,903

United Kingdom
Common Stocks	$1,190,244,819	$–	$–	$1,190,244,819
Short-Term Investments	436,918	–	–	436,918

	$1,190,681,737	$–	$–	$1,190,681,737

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
Austria Investable Market	$111,419	$(73,165,974)	$(54,113,305)	$(127,167,860)
Belgium Investable Market	711,978	(20,409,987)	(41,117,674)	(60,815,683)
Emerging Markets Eastern Europe	129,787	(6,414,719)	(382,916)	(6,667,848)

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
EMU	$2,514,920	$(422,171,311)	$(144,113,905)	$(563,770,296)
France	480,487	(145,068,067)	(16,606,864)	(161,194,444)
Germany	–	(683,227,928)	(116,245,755)	(799,473,683)
Italy	33,995	(79,002,625)	(35,245,680)	(114,214,310)
Netherlands Investable Market	557,254	(49,509,596)	(37,954,110)	(86,906,452)
Spain	4,152,024	(113,480,083)	(35,899,598)	(145,227,657)
Sweden	–	(72,285,988)	(33,950,885)	(106,236,873)
Switzerland	363,315	5,939,893	(38,199,224)	(31,896,016)
United Kingdom	8,442,870	(203,317,422)	(84,949,391)	(279,823,943)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

iShares MSCI Index Fund	2011	2010

Austria Investable Market
Distributions paid from:
Ordinary income	$3,303,650	$5,965,890

Total Distributions	$3,303,650	$5,965,890

Belgium Investable Market
Distributions paid from:
Ordinary income	$1,401,041	$1,145,981

Total Distributions	$1,401,041	$1,145,981

Emerging Markets Eastern Europe[a]
Distributions paid from:
Ordinary income	$575,285	$69,192

Total Distributions	$575,285	$69,192

EMU
Distributions paid from:
Ordinary income	$27,791,723	$21,378,328

Total Distributions	$27,791,723	$21,378,328

France
Distributions paid from:
Ordinary income	$11,811,674	$8,068,942

Total Distributions	$11,811,674	$8,068,942

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	2011	2010

Germany
Distributions paid from:
Ordinary income	$93,072,582	$20,484,235

Total Distributions	$93,072,582	$20,484,235

Italy
Distributions paid from:
Ordinary income	$3,814,673	$3,028,440
Return of capital	–	96,798

Total Distributions	$3,814,673	$3,125,238

Netherlands Investable Market
Distributions paid from:
Ordinary income	$3,654,048	$2,418,715

Total Distributions	$3,654,048	$2,418,715

Spain
Distributions paid from:
Ordinary income	$8,211,532	$11,300,415

Total Distributions	$8,211,532	$11,300,415

Sweden
Distributions paid from:
Ordinary income	$19,236,805	$4,773,557

Total Distributions	$19,236,805	$4,773,557

Switzerland
Distributions paid from:
Ordinary income	$11,911,242	$6,459,032

Total Distributions	$11,911,242	$6,459,032

United Kingdom
Distributions paid from:
Ordinary income	$33,922,128	$27,007,036

Total Distributions	$33,922,128	$27,007,036

[a]	Commencement of operations on September 30, 2009.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As permitted by tax regulations, the Funds have elected to defer net realized capital losses and net foreign currency losses incurred from November 1, 2010 to August 31, 2011 and treat them as arising in the year ending August 31, 2012, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
Austria Investable Market	$3,287,794
Belgium Investable Market	3,406,669
Emerging Markets Eastern Europe	178,002
EMU	16,669,813
France	436,329
Germany	9,227,955

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
Italy	$3,331,166
Netherlands Investable Market	3,080,068
Spain	5,216,425
Sweden	5,178,510
Switzerland	3,332,877
United Kingdom	9,620,070

The Funds had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Austria Investable Market	$855,364	$–	$–	$9,795,917	$2,587,916	$7,102,366	$16,657,011	$13,826,937	$50,825,511
Belgium Investable Market	175,781	33,969	–	–	1,698,444	5,953,120	10,826,174	19,023,517	37,711,005
Emerging Markets Eastern Europe	–	–	–	–	–	–	–	204,914	204,914
EMU	659,648	1,873,963	–	–	–	26,644,200	68,035,542	30,230,739	127,444,092
France	2,400,550	–	–	158,472	335,795	3,408,374	7,008,530	2,858,814	16,170,535
Germany	8,656,712	2,241,687	–	4,227,713	3,394,735	27,790,050	28,490,949	32,215,954	107,017,800
Italy	541,980	527,327	–	–	472,268	2,743,650	18,169,627	9,459,662	31,914,514
Netherlands Investable Market	2,481,175	129,137	403,525	260,715	1,195,162	5,819,153	22,256,170	2,329,005	34,874,042
Spain	995,671	–	–	–	–	5,946,927	15,120,672	8,619,903	30,683,173
Sweden	1,149,514	–	107,613	–	100,015	13,686,746	8,483,510	5,244,977	28,772,375
Switzerland	2,149,171	354,252	–	–	–	2,837,786	22,569,380	6,955,758	34,866,347
United Kingdom	4,272,059	1,517,783	7,063,063	–	261,754	16,140,312	23,559,917	22,514,433	75,329,321

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the tax years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Austria Investable Market	$212,438,013	$1,394,372	$(74,611,407)	$(73,217,035)
Belgium Investable Market	50,841,865	–	(20,356,217)	(20,356,217)
Emerging Markets Eastern Europe	38,719,302	174,259	(6,588,128)	(6,413,869)
EMU	1,165,342,438	6,667,984	(428,829,647)	(422,161,663)
France	502,080,154	2,973,180	(148,043,684)	(145,070,504)
Germany	3,447,128,243	32,966,039	(716,174,808)	(683,208,769)
Italy	224,494,189	18,218	(79,021,725)	(79,003,507)
Netherlands Investable Market	171,276,230	1,903,204	(51,417,721)	(49,514,517)
Spain	306,128,038	317,577	(113,800,741)	(113,483,164)
Sweden	402,214,073	3,087,397	(75,374,240)	(72,286,843)
Switzerland	515,433,875	52,423,313	(47,119,285)	5,304,028
United Kingdom	1,393,963,271	57,331,907	(260,613,441)	(203,281,534)

Management has reviewed the tax positions as of August 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income, passive foreign investment companies, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of August 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares MSCI Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
Austria Investable Market	$10,177,918	$(23,218)	$(10,154,700)
Belgium Investable Market	1,141,666	645,216	(1,786,882)
Emerging Markets Eastern Europe	4,984,461	(5,805)	(4,978,656)
EMU	14,136,773	266,933	(14,403,706)
France	990,770	22,705	(1,013,475)
Germany	181,252,187	1,577,752	(182,829,939)
Italy	1,831,047	114,997	(1,946,044)
Netherlands Investable Market	8,762,447	(4,579)	(8,757,868)
Spain	5,179,710	25,656	(5,205,366)
Sweden	4,683,025	491,866	(5,174,891)
Switzerland	13,826,378	441,397	(14,267,775)
United Kingdom	13,960,299	114,254	(14,074,553)

104	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, except for the iShares MSCI Emerging Markets Eastern Europe Index Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to the iShares MSCI Emerging Markets Eastern Europe Index Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion[a]
0.56	Over $42 billion, up to and including $56 billion[a]
0.50	Over $56 billion, up to and including $70 billion[a]
0.45	Over $70 billion, up to and including $84 billion[a]
0.40	Over $84 billion[a]

[a]	Breakpoint level was modified or added, effective January 1, 2011.

BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI Emerging Markets Eastern Europe Index Fund in the amount of $462.

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES®, INC.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended August 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Austria Investable Market	$40,046
Belgium Investable Market	6,189
Emerging Markets Eastern Europe	380
EMU	221,346
France	114,425
Germany	412,983

iShares MSCI Index Fund	Securities Lending Agent Fees
Italy	$36,934
Netherlands Investable Market	10,976
Spain	112,656
Sweden	2,966
Switzerland	1,543
United Kingdom	2,679

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Austria Investable Market	$19,449,004	$19,066,533
Belgium Investable Market	7,122,825	6,474,376
Emerging Markets Eastern Europe	7,794,304	8,477,927
EMU	70,418,262	68,922,189
France	24,702,790	21,611,055
Germany	330,020,970	338,066,361
Italy	20,262,441	19,402,323
Netherlands Investable Market	9,594,171	9,593,961
Spain	30,011,691	28,172,106
Sweden	44,897,246	43,919,863
Switzerland	38,094,845	34,423,286
United Kingdom	55,175,941	53,462,944

106	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Austria Investable Market	$153,097,946	$136,145,489
Belgium Investable Market	66,068,449	98,164,171
Emerging Markets Eastern Europe	75,626,264	54,321,595
EMU	550,456,378	634,068,345
France	324,238,814	196,107,183
Germany	2,638,735,363	1,140,977,837
Italy	231,485,004	148,909,888
Netherlands Investable Market	62,894,846	96,030,899
Spain	416,573,405	421,513,894
Sweden	365,274,048	271,089,815
Switzerland	133,438,652	66,244,921
United Kingdom	403,357,693	204,076,954

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES®, INC.

may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

108	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Austria Investable Market Index Fund, iShares Belgium Investable Market Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, each a portfolio on the iShares MSCI series (the “Funds”), at August 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	109

Tax Information (Unaudited)

iSHARES®, INC.

For corporate shareholders, 0.76% of the income dividends paid by the iShares MSCI Switzerland Index Fund during the fiscal year ended August 31, 2011 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2011, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Austria Investable Market	$4,745,298	$742,361
Belgium Investable Market	1,933,548	272,809
Emerging Markets Eastern Europe	1,044,819	153,214
EMU	38,232,387	4,820,707
France	15,545,301	2,018,648
Germany	120,114,277	15,752,158
Italy	4,944,023	686,301
Netherlands Investable Market	5,387,249	709,428
Spain	13,328,368	1,379,323
Sweden	24,739,969	3,461,517
Switzerland	16,241,411	2,067,803
United Kingdom	43,746,082	507,301

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011:

iShares MSCI Index Fund	Qualified Dividend Income

Austria Investable Market	$4,046,011

Belgium Investable Market	1,618,029

Emerging Markets Eastern Europe	728,499

EMU	32,612,430

France	13,830,322

Germany	108,824,740

iShares MSCI Index Fund	Qualified Dividend Income

Italy	$4,500,974

Netherlands Investable Market	4,363,476

Spain	9,590,855

Sweden	22,698,322

Switzerland	13,979,045

United Kingdom	34,429,429

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

110	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® , INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Directors (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	111

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds’ already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its

112	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI EMU Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, and iShares MSCI United Kingdom Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	113

Supplemental Information (Unaudited)

iSHARES® , INC.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

114	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Austria Investable Market Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	0.43%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	205	14.83
Between 0.5% and -0.5%	736	53.23
Less than -0.5% and Greater than -1.0%	148	10.70
Less than -1.0% and Greater than -1.5%	80	5.78
Less than -1.5% and Greater than -2.0%	36	2.60
Less than -2.0% and Greater than -2.5%	22	1.59
Less than -2.5% and Greater than -3.0%	5	0.36
Less than -3.0% and Greater than -3.5%	7	0.51
Less than -3.5% and Greater than -4.0%	5	0.36
Less than -4.0% and Greater than -4.5%	2	0.14
Less than -4.5%	5	0.36

	1,383	100.00%

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Belgium Investable Market Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	4	0.29%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	62	4.48
Greater than 0.5% and Less than 1.0%	198	14.33
Between 0.5% and -0.5%	805	58.20
Less than -0.5% and Greater than -1.0%	148	10.70
Less than -1.0% and Greater than -1.5%	65	4.70
Less than -1.5% and Greater than -2.0%	27	1.95
Less than -2.0% and Greater than -2.5%	7	0.51
Less than -2.5% and Greater than -3.0%	6	0.43
Less than -3.0% and Greater than -3.5%	4	0.29
Less than -3.5% and Greater than -4.0%	4	0.29
Less than -4.0%	5	0.36

	1,383	100.00%

iShares MSCI Emerging Market Eastern Europe Index Fund

Period Covered: October 1, 2009 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.46%
Greater than 2.5% and Less than 3.0%	1	0.23
Greater than 2.0% and Less than 2.5%	1	0.23
Greater than 1.5% and Less than 2.0%	16	3.63
Greater than 1.0% and Less than 1.5%	30	6.80
Greater than 0.5% and Less than 1.0%	122	27.66
Between 0.5% and -0.5%	207	46.93
Less than -0.5% and Greater than -1.0%	28	6.35
Less than -1.0% and Greater than -1.5%	17	3.85
Less than -1.5% and Greater than -2.0%	12	2.72
Less than -2.0% and Greater than -2.5%	3	0.68
Less than -2.5% and Greater than -3.0%	1	0.23
Less than -3.0% and Greater than -3.5%	1	0.23

	441	100.00%

116	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI EMU Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	12	0.87%
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	62	4.48
Greater than 0.5% and Less than 1.0%	199	14.39
Between 0.5% and -0.5%	820	59.29
Less than -0.5% and Greater than -1.0%	137	9.91
Less than -1.0% and Greater than -1.5%	63	4.56
Less than -1.5% and Greater than -2.0%	23	1.66
Less than -2.0% and Greater than -2.5%	8	0.58
Less than -2.5% and Greater than -3.0%	6	0.43
Less than -3.0% and Greater than -3.5%	4	0.29
Less than -3.5% and Greater than -4.0%	1	0.07
Less than -4.0% and Greater than -4.5%	3	0.22
Less than -4.5% and Greater than -5.0%	1	0.07
Less than -5.0%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	117

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	67	4.84
Greater than 0.5% and Less than 1.0%	188	13.60
Between 0.5% and -0.5%	838	60.60
Less than -0.5% and Greater than -1.0%	129	9.34
Less than -1.0% and Greater than -1.5%	57	4.12
Less than -1.5% and Greater than -2.0%	26	1.88
Less than -2.0% and Greater than -2.5%	9	0.65
Less than -2.5% and Greater than -3.0%	8	0.58
Less than -3.0% and Greater than -3.5%	1	0.07
Less than -3.5% and Greater than -4.0%	3	0.22
Less than -4.0% and Greater than -4.5%	2	0.14
Less than -4.5% and Greater than -5.0%	2	0.14
Less than -5.0% and Greater than -5.5%	1	0.07

	1,383	100.00%

118	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Germany Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	6	0.43%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	13	0.94
Greater than 1.0% and Less than 1.5%	62	4.48
Greater than 0.5% and Less than 1.0%	181	13.09
Between 0.5% and -0.5%	875	63.29
Less than -0.5% and Greater than -1.0%	129	9.34
Less than -1.0% and Greater than -1.5%	58	4.19
Less than -1.5% and Greater than -2.0%	14	1.01
Less than -2.0% and Greater than -2.5%	10	0.72
Less than -2.5% and Greater than -3.0%	3	0.22
Less than -3.0% and Greater than -3.5%	2	0.14
Less than -3.5% and Greater than -4.0%	2	0.14
Less than -4.0% and Greater than -4.5%	2	0.14
Less than -4.5% and Greater than -5.0%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	119

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Italy Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.22%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	77	5.57
Greater than 0.5% and Less than 1.0%	181	13.09
Between 0.5% and -0.5%	807	58.34
Less than -0.5% and Greater than -1.0%	146	10.56
Less than -1.0% and Greater than -1.5%	63	4.56
Less than -1.5% and Greater than -2.0%	25	1.81
Less than -2.0% and Greater than -2.5%	11	0.80
Less than -2.5% and Greater than -3.0%	5	0.36
Less than -3.0% and Greater than -3.5%	6	0.43
Less than -3.5% and Greater than -4.0%	2	0.14
Less than -4.0% and Greater than -4.5%	4	0.29
Less than -4.5%	1	0.07

	1,383	100.00%

120	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Netherlands Investable Market Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	4	0.29%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	19	1.37
Greater than 1.0% and Less than 1.5%	66	4.77
Greater than 0.5% and Less than 1.0%	197	14.25
Between 0.5% and -0.5%	804	58.15
Less than -0.5% and Greater than -1.0%	153	11.07
Less than -1.0% and Greater than -1.5%	66	4.77
Less than -1.5% and Greater than -2.0%	21	1.52
Less than -2.0% and Greater than -2.5%	9	0.65
Less than -2.5% and Greater than -3.0%	7	0.51
Less than -3.0% and Greater than -3.5%	6	0.43
Less than -3.5% and Greater than -4.0%	2	0.14
Less than -4.0% and Greater than -4.5%	2	0.14
Less than -4.5%	3	0.22

	1,383	100.00%

SUPPLEMENTAL INFORMATION	121

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Spain Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	11	0.80%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	70	5.06
Greater than 0.5% and Less than 1.0%	186	13.45
Between 0.5% and -0.5%	795	57.49
Less than -0.5% and Greater than -1.0%	154	11.14
Less than -1.0% and Greater than -1.5%	64	4.63
Less than -1.5% and Greater than -2.0%	28	2.02
Less than -2.0% and Greater than -2.5%	12	0.87
Less than -2.5% and Greater than -3.0%	7	0.51
Less than -3.0% and Greater than -3.5%	2	0.14
Less than -3.5% and Greater than -4.0%	3	0.22
Less than -4.0% and Greater than -4.5%	1	0.07
Less than -4.5% and Greater than -5.0%	2	0.14
Less than -5.0%	1	0.07

	1,383	100.00%

122	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Sweden Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	35	2.53
Greater than 1.0% and Less than 1.5%	90	6.51
Greater than 0.5% and Less than 1.0%	218	15.77
Between 0.5% and -0.5%	702	50.75
Less than -0.5% and Greater than -1.0%	146	10.56
Less than -1.0% and Greater than -1.5%	69	4.99
Less than -1.5% and Greater than -2.0%	37	2.68
Less than -2.0% and Greater than -2.5%	18	1.30
Less than -2.5% and Greater than -3.0%	9	0.65
Less than -3.0% and Greater than -3.5%	5	0.36
Less than -3.5% and Greater than -4.0%	4	0.29
Less than -4.0% and Greater than -4.5%	3	0.22
Less than -4.5% and Greater than -5.0%	3	0.22
Less than -5.0% and Greater than -5.5%	2	0.14
Less than -5.5% and Greater than -6.0%	1	0.07
Less than -6.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	123

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Switzerland Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	7	0.51%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	51	3.69
Greater than 0.5% and Less than 1.0%	235	16.99
Between 0.5% and -0.5%	856	61.90
Less than -0.5% and Greater than -1.0%	112	8.10
Less than -1.0% and Greater than -1.5%	49	3.54
Less than -1.5% and Greater than -2.0%	14	1.01
Less than -2.0% and Greater than -2.5%	14	1.01
Less than -2.5% and Greater than -3.0%	4	0.29
Less than -3.0%	6	0.43

	1,383	100.00%

124	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI United Kingdom Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	5	0.36%
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	38	2.75
Greater than 1.0% and Less than 1.5%	128	9.26
Greater than 0.5% and Less than 1.0%	383	27.70
Between 0.5% and -0.5%	630	45.56
Less than -0.5% and Greater than -1.0%	93	6.72
Less than -1.0% and Greater than -1.5%	40	2.89
Less than -1.5% and Greater than -2.0%	18	1.30
Less than -2.0% and Greater than -2.5%	5	0.36
Less than -2.5% and Greater than -3.0%	7	0.51
Less than -3.0% and Greater than -3.5%	4	0.29
Less than -3.5% and Greater than -4.0%	2	0.14
Less than -4.0% and Greater than -4.5%	1	0.07
Less than -4.5% and Greater than -5.0%	2	0.14
Less than -5.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	125

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Officer serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

126	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

DIRECTOR AND OFFICER INFORMATION	127

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

128	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

DIRECTOR AND OFFICER INFORMATION	129

Notes:

130	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-82-0811

August 31, 2011

2011 Annual Report

iShares, Inc.

iShares MSCI Brazil Index Fund  |  EWZ  |  NYSE Arca

iShares MSCI Canada Index Fund  |  EWC  |  NYSE Arca

iShares MSCI Chile Investable Market Index Fund  |  ECH  |  NYSE Arca

iShares MSCI Israel Capped Investable Market Index Fund  |  EIS  |  NYSE Arca

iShares MSCI Mexico Investable Market Index Fund  |  EWW  |  NYSE Arca

iShares MSCI South Africa Index Fund  |   EZA  |  NYSE Arca

iShares MSCI Turkey Investable Market Index Fund  |  TUR  |  NYSE Arca

iShares MSCI USA Index Fund  |  EUSA  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.36%	1.53%	0.68%	14.82%	14.78%	15.47%	22.25%	22.42%	23.90%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.36%	1.53%	0.68%	99.54%	99.18%	105.27%	645.69%	655.79%	752.58%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	24.51%

Basic Materials	22.63

Energy	19.88

Consumer Non-Cyclical	14.60

Utilities	5.91

Communications	3.68

Consumer Cyclical	3.33

Diversified	2.59

Industrial	1.77

Technology	0.27

Short-Term and Other Net Assets	0.83

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Petroleo Brasileiro SA Preferred	9.93%

Vale SA Class A Preferred	9.31

Petroleo Brasileiro SA	7.75

Itau Unibanco Holding SA Preferred	7.49

Vale SA SP ADR	6.42

Banco Bradesco SA Preferred	5.89

Companhia de Bebidas das Americas Preferred	4.70

Itausa – Investimentos Itau SA Preferred	2.59

BRF – Brasil Foods SA	2.38

BM&F Bovespa SA	2.08

TOTAL	58.54%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Brazil Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil IndexSM (the “Index”). The Index consists of stocks traded primarily on the BM&FBOVESPA (the Brazilian exchange). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 0.36%, net of fees, while the total return for the Index was 0.68%.

As represented by the Index, the Brazilian stock market was largely unchanged for the reporting period, advancing by less than 1%. The period began on a positive note, with Brazil’s equity market rallying sharply along with many of the world’s stock markets as steadily improving economic data boosted investor confidence in a global economic recovery. Brazil in particular benefited from a marked increase in demand for raw materials, as the country is a major exporter of commodities such as energy and metals. However, the rally in Brazilian stocks was short-lived – the Index peaked in November and generally declined over the remainder of the reporting period as day-to-day volatility increased. One contributing factor was a sharp increase in the inflation rate, which rose from 4.5% to 7.2% during the reporting period. In response, the Brazilian central bank raised its benchmark interest rate from 10.75% to 12.50% before lowering it back to 12% at the end of the reporting period. The higher borrowing costs created headwinds for the Brazilian economy, which grew by 3.1% for the 12 months ended June 30, 2011, down from an 8.8% growth rate for the prior 12 month period. Rapidly rising inflation and a slowing economy put downward pressure on Brazil’s stock market.

Brazilian stocks were also buffeted by a series of global events that unsettled financial markets across the globe – heightened political turmoil in the Middle East and North Africa, an earthquake and tsunami in Japan, a worsening sovereign debt crisis in Europe, and fiscal deficit issues in the U.S. Taken together, these developments cast doubts on the sustainability of the global recovery, which presented another potential roadblock for Brazil’s economy in the form of weaker exports.

The Index posted a fractionally positive return despite benefiting from a decline in the U.S. dollar, which boosted Brazilian equity returns for U.S. investors. The dollar depreciated by 9% against the Brazilian real for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified. In local currency, the Index returned a (8.84)% for the reporting period.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

Within the Index, the best-performing sector was consumer staples, which gained more than 30% for the reporting period. Consumer staples is considered a defensive sector that holds up well as economic growth slows. Other top-performing sectors included utilities (another defensive sector) and telecommunication services. On the downside, the only sector to post a double-digit decline was energy, which tumbled as demand waned over the last half of the reporting period. The financials sector – the largest sector weighting in the Index during the reporting period – and the consumer discretionary sector also posted negative returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.50%	16.43%	16.97%	5.66%	5.54%	5.93%	12.17%	12.06%	12.55%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.50%	16.43%	16.97%	31.71%	30.97%	33.39%	215.44%	212.12%	226.10%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	31.15%

Energy	25.71

Basic Materials	24.12

Industrial	5.40

Communications	4.63

Consumer Cyclical	2.80

Consumer Non-Cyclical	2.73

Technology	1.81

Utilities	1.26

Diversified	0.26

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Royal Bank of Canada	5.68%

Toronto-Dominion Bank (The)	5.45

Bank of Nova Scotia	4.66

Barrick Gold Corp.	3.95

Suncor Energy Inc.	3.91

Potash Corp. of Saskatchewan Inc.	3.83

Goldcorp Inc.	3.23

Canadian Natural Resources Ltd.	3.21

Bank of Montreal	3.10

Canadian National Railway Co.	2.61

TOTAL	39.63%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Canada Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada IndexSM (the “Index”). The Index consists of stocks traded primarily on the Toronto Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 16.50%, net of fees, while the total return for the Index was 16.97%.

As represented by the Index, the Canadian stock market posted a double-digit gain for the reporting period. Canadian stocks enjoyed an extended rally from the beginning of the period through April 2011, joining a broad increase in equity markets worldwide as steadily improving economic data boosted investor confidence in a global economic recovery. The Canadian economy benefited from growing demand for commodities; Canada is a net exporter of energy and other raw materials, and the country’s exports grew sharply in late 2010 and early 2011, reaching their highest levels in nearly three years. However, rising commodity prices led to an increase in Canada’s inflation rate, which increased from 1.8% to 2.7% for the reporting period.

Canadian stocks gave back some ground over the last four months of the reporting period as an accumulation of global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery. The Canadian economy gradually slowed as the reporting period progressed – Canada’s economy grew by 2.2% for the 12 months ended June 30, 2011, down from a 3.5% growth rate for the prior 12 month period. The economic slowdown in Canada reflected a decline in exports, which peaked in February 2011. Economic weakness in the U.S. – by far Canada’s largest trading partner – was a major contributor to the decline in Canadian exports.

Canadian stocks benefited from a decline in the U.S. dollar, which boosted Canadian equity returns for U.S. investors. The dollar depreciated by 8% versus the Canadian dollar for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified. In local currency, the Index returned 7.26% for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA INDEX FUND

The Index is dominated by three sectors – financials, energy, and materials, which together comprised approximately 80% of the Index for the reporting period. All three sectors posted double-digit returns that were in line with the overall performance of the Index. Excluding the health care sector, which made up less than 1% of the Index, the best-performing sectors were utilities and telecommunication services. Both sectors tend to pay out relatively high dividend yields, so they are considered more defensive segments of the market. The consumer discretionary and information technology sectors, both economically sensitive segments of the Index, lagged.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.93%	1.15%	2.61%	10.17%	10.33%	10.93%	44.55%	45.39%	48.31%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Utilities	24.21%

Basic Materials	20.42

Consumer Non-Cyclical	12.96

Financial	12.53

Consumer Cyclical	10.81

Diversified	10.18

Communications	3.75

Industrial	3.72

Technology	1.32

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Empresas Copec SA	10.18%

Sociedad Quimica y Minera de Chile SA Series B	8.43

Cencosud SA	8.21

Empresa Nacional de Electricidad SA	7.98

Enersis SA	7.36

Empresas CMPC SA	6.76

S.A.C.I. Falabella SA	4.87

Banco Santander (Chile) SA	4.79

CAP SA	4.70

LAN Airlines SA	4.66

TOTAL	67.94%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Chile Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Chile Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure broad based equity market performance in Chile. The Index consists of stocks traded primarily on the Santiago Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 0.93%, net of fees, while the total return for the Index was 2.61%.

As represented by the Index, the Chilean stock market posted a modestly positive return for the reporting period. The period began on a positive note, with Chile’s equity market rallying along with many of the world’s stock markets as steadily improving economic data boosted investor confidence in a global economic recovery. Chile’s economy benefited from a marked increase in demand for raw materials, as the country is the world’s largest exporter of copper. Demand for commodities helped boost Chile’s economy, which grew by 6.8% for the 12 months ended June 30, 2011, up slightly from the 6.5% growth rate for the prior 12 month period.

The rally in Chilean stocks was short-lived – the Index peaked in December and then declined during the first quarter of 2011. The catalyst for the decline was a series of interest rate increases by the Chilean central bank that were designed to keep inflation in check. The central bank, which raised rates from 2.00% to 5.25% during the reporting period, was generally successful – the inflation rate rose from 2.6% to 2.9% during the reporting period, just under the central bank’s 3% target. Nonetheless, the higher borrowing costs reduced economic activity, which in turn put downward pressure on the Chilean equity market.

Chile’s stock market rebounded briefly in April 2011 but then fell back over the remainder of the reporting period as an accumulation of global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery. These developments led to concerns about weaker exports in Chile.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

The Index benefited from a decline in the U.S. dollar, which boosted Chilean equity returns for U.S. investors. The dollar depreciated by more than 8% against the Chilean peso for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified.

Within the Index, the top-performing sectors for the reporting period were information technology and telecommunication services, but these two sectors comprised just 3.5% of the Index. The largest sectors in the Index were utilities, industrials, and materials; of these three, materials stocks were the best performers, generating double-digit gains as a group. In contrast, industrials and consumer discretionary were the two sectors in the Index that declined for the reporting period, while utilities stocks were largely unchanged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(4.26)%	(4.40)%	(3.79)%	(0.07)%	(0.11)%	0.76%	(0.24)%	(0.38)%	2.64%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	32.34%

Consumer Non-Cyclical	27.85

Communications	14.37

Basic Materials	13.91

Industrial	3.85

Energy	3.08

Technology	2.48

Consumer Cyclical	1.03

Diversified	0.85

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Teva Pharmaceutical Industries Ltd.	23.51%

Israel Chemicals Ltd.	10.81

Bank Hapoalim Ltd.	7.32

Bank Leumi le-Israel	7.25

Bezeq The Israel Telecommunication Corp. Ltd.	4.72

Israel Corp. Ltd. (The)	3.57

NICE Systems Ltd.	3.33

Israel Discount Bank Ltd. Class A	2.42

Makhteshim-Agan Industries Ltd.	2.34

Cellcom Israel Ltd.	2.31

TOTAL	67.58%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Israel Capped Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market IndexSM (the “Index”). The Index is a custom, free float-adjusted market capitalization index designed to measure broad based equity market performance in Israel. The Index consists of stocks traded primarily on the Tel Aviv Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was (4.26)%, net of fees, while the total return for the Index was (3.79)%.

As represented by the Index, the Israel stock market declined for the reporting period. The period began on a positive note, with Israel’s equity market rallying along with many of the world’s stock markets as steadily improving economic data boosted investor confidence in a global economic recovery. Israel’s economy benefited from better economic conditions worldwide as demand for exports – a meaningful component of the country’s gross domestic product (GDP) – increased markedly. The Israeli economy grew by 5% for the 12 months ended June 30, 2011, up slightly from the 4.2% growth rate for the prior 12 month period. The inflation rate in Israel also rose, increasing from 2.5% to 3.4% during the reporting period as commodity prices increased broadly (Israel is dependent on imports for crude oil, grains, and other raw materials). In response, the Israeli central bank raised its benchmark interest rate from 1.75% to 3.25% during the reporting period.

Higher borrowing costs in Israel led to a slowdown in economic activity in the first half of 2011. As a result, the Israeli stock market peaked in mid-January and then declined steadily over the remainder of the reporting period. In addition to weaker economic growth, Israel was buffeted by heightened political turmoil as several governments in the Middle East and North Africa were toppled in early 2011, leading to uncertainty and destabilization in the region. Other global events – including a worsening sovereign debt crisis in Europe, an earthquake and tsunami in Japan, and government infighting about the federal debt ceiling in the U.S. – cast doubts on the sustainability of the global recovery and further contributed to the decline in Israel’s stock market.

The negative return for the Index during the reporting period would have been worse without a decline in the U.S. dollar, which boosted Israeli equity returns for U.S. investors. The dollar depreciated by approximately 6.5% against the Israeli shekel for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

Within the Index, the two largest sector weightings during the reporting period were financials and health care, which together comprised just over half of the Index as of August 31, 2011. In the financials sector, the country’s banks came under pressure amid weaker profits and struggles to maintain adequate capital ratios. The Index’s health care sector consisted almost entirely of its biggest individual stock, which fell sharply during the reporting period in an increasingly challenging competitive environment. In contrast, the materials sector – the Index’s third-largest sector weighting – benefited from strong demand, especially in the first half of the reporting period.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.67%	23.69%	21.59%	8.95%	9.07%	8.28%	16.18%	16.26%	15.82%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.67%	23.69%	21.59%	53.54%	54.37%	48.87%	347.90%	351.10%	334.41%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Communications	33.21%

Basic Materials	16.73

Consumer Cyclical	16.26

Consumer Non-Cyclical	15.67

Financial	7.95

Industrial	6.45

Diversified	3.69

Short-Term and Other Net Assets	0.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
America Movil SAB de CV Series L	24.03%

Wal-Mart de Mexico SAB de CV Series V	9.90

Fomento Economico Mexicano SAB de CV BD Units	7.91

Grupo Mexico SAB de CV Series B	6.85

Grupo Televisa SA CPO	4.66

Grupo Financiero Banorte SAB de CV Series O	3.74

Grupo Elektra SA de CV	3.68

Telefonos de Mexico SAB de CV Series L	3.56

Industrias Penoles SAB de CV	3.36

Cemex SAB de CV CPO	2.84

TOTAL	70.53%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Mexico Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico Investable Market IndexSM (the “Index”). The Index consists of stocks traded primarily on the Mexican Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 22.67%, net of fees, while the total return for the Index was 21.59%.

As represented by the Index, the Mexican stock market produced a robust return for the reporting period. Mexico’s equity market rallied sharply from the beginning of the period through the end of 2010 as steadily improving economic data boosted investor confidence in a global economic recovery. Better economic conditions worldwide led to a marked increase in demand for commodities and other raw materials, including oil, which remains Mexico’s largest export despite production declines in recent years. Oil prices rose by approximately 25% for the reporting period, helping boost the state-owned oil company. Exports in Mexico also recovered fully from the recession in 2009, and although the U.S. remains by far the country’s largest trading partner, Mexico has continued to diversify its exports. Sales to Asia and elsewhere in Latin America are growing at twice the rate as those to the U.S.
The Mexican equity market declined in the first quarter of 2011, buffeted by a series of global events, including heightened political turmoil in the Middle East and North Africa, as well as an earthquake and tsunami in Japan. Although Mexico’s stock market rebounded in April, it gave back some ground over the last four months of the period as a worsening sovereign debt crisis in Europe and government infighting about the federal debt ceiling in the U.S. cast doubts on the sustainability of the global recovery. In particular, weaker economic growth in the U.S. put downward pressure on Mexico’s exports. The Mexican economy gradually slowed as the reporting period progressed – Mexico’s economy grew by 3.3% for the 12 months ended June 30, 2011, down from a 7.6% growth rate for the prior 12 month period. However, inflation also declined, falling from 3.8% to 3.4% for the reporting period, allowing Mexico’s central bank to hold its benchmark interest rate steady at a historic low of 4.5%.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

Mexican stocks also benefited from a decline in the U.S. dollar, which boosted Mexican equity returns for U.S. investors. The dollar depreciated by 6% versus the Mexican peso for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified.

Every sector within the Index posted double-digit gains for the reporting period, led by the most economically sensitive sectors – industrials, materials, and consumer discretionary. The consumer staples sector – the Index’s largest sector weighting as of August 31, 2011 – also posted strong returns for the reporting period. The weakest-performing sectors included telecommunication services, the Index’s second-largest sector weighting, and financials.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.58%	21.88%	22.29%	10.97%	10.68%	12.00%	19.20%	19.15%	20.46%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.58%	21.88%	22.29%	68.29%	66.07%	76.20%	350.97%	349.38%	393.29%

Total returns for the period since inception are calculated from the inception date of the Fund (2/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/7/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Basic Materials	23.28%

Financial	22.46

Communications	21.53

Energy	10.45

Consumer Non-Cyclical	7.15

Diversified	6.61

Consumer Cyclical	6.54

Industrial	1.80

Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
MTN Group Ltd.	12.28%

Sasol Ltd.	9.26

Naspers Ltd. Class N	7.09

AngloGold Ashanti Ltd.	6.09

Standard Bank Group Ltd.	5.96

Impala Platinum Holdings Ltd.	4.56

Gold Fields Ltd.	4.23

FirstRand Ltd.	2.86

Remgro Ltd.	2.48

Sanlam Ltd.	2.45

TOTAL	57.26%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI South Africa Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Africa IndexSM (the “Index”). The Index consists of stocks traded primarily on the Johannesburg Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 21.58%, net of fees, while the total return for the Index was 22.29%.

As represented by the Index, the South African stock market posted a robust return for the reporting period. South African stocks rallied sharply from the beginning of the period through the end of 2010, joining a broad increase in equity markets worldwide as steadily improving economic data boosted investor confidence in a global economic recovery. The South African economy benefited from a marked increase in demand for commodities, which are a major component of the country’s exports. South Africa is the world’s largest producer and exporter of gold and platinum, and coal and diamonds are also major exports for the country. South African exports continued to recover from the recession in 2009, reaching their highest levels in nearly three years. However, rising commodity prices contributed to an increase in South Africa’s inflation rate, which rose from 4.2% to 5.3% for the reporting period.

South African stocks declined in the first quarter of 2011, buffeted by a series of global events, including heightened political turmoil in the Middle East and North Africa, as well as an earthquake and tsunami in Japan. South Africa’s stock market rebounded to reach new highs in April 2011, but it gave back some ground over the last four months of the reporting period as a worsening sovereign debt crisis in Europe and government infighting about the federal debt ceiling in the U.S. cast doubts on the sustainability of the global recovery. In South Africa, concerns grew that slowing global growth could adversely impact the country’s exports. Nonetheless, the South African economy grew at a steady pace during the reporting period, growing by 3% for the 12 months ended June 30, 2011, matching the 3% growth rate for the prior 12 month period.

South African stocks benefited from a decline in the U.S. dollar, which boosted South African equity returns for U.S. investors. The dollar depreciated by 5% versus the South African rand for the reporting period as U.S. interest rates remained near historically low levels and fiscal deficit concerns intensified. In local currency, the Index returned 16.04% for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

Every sector within the Index advanced for the reporting period. The best-performing sectors in the Index included consumer discretionary, telecommunication services, and energy, each of which returned more than 30% for the reporting period. The Index’s two largest sector weightings were financials and materials, which together comprised approximately half of the Index as of August 31, 2011. These two sectors posted double-digit gains for the reporting period but trailed the overall performance of the Index. The weakest-performing sectors of the Index were also the two smallest sector weightings – industrials and health care.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.74)%	(16.54)%	(19.25)%	0.67%	1.69%	1.03%	2.33%	5.92%	3.57%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	44.33%

Consumer Non-Cyclical	13.19

Communications	11.31

Diversified	8.35

Consumer Cyclical	7.02

Industrial	6.60

Basic Materials	4.53

Energy	4.27

Utilities	0.63

Short-Term and Other Net Assets	(0.23)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Turkiye Garanti Bankasi AS	13.81%

Akbank TAS	8.07

Turkiye Is Bankasi AS	7.30

Turkcell Iletisim Hizmetleri AS	6.17

BIM Birlesik Magazalar AS	4.82

Turk Telekomunikasyon AS	4.32

Turkiye Petrol Rafinerileri AS	4.27

Anadolu Efes Biracilik ve Malt Sanayii AS	4.05

KOC Holding AS	3.87

Turkiye Halk Bankasi AS	3.53

TOTAL	60.21%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Turkey Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Turkey Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure broad-based equity market performance in Turkey. The Index consists of stocks traded primarily on the Istanbul Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was (19.74)%, net of fees, while the total return for the Index was (19.25)%.

As represented by the Index, the Turkish stock market declined sharply for the reporting period. The period began on a positive note, with Turkey’s equity market rallying along with many of the world’s stock markets as steadily improving economic data boosted investor confidence in a global economic recovery. However, the rally in Turkish stocks was short-lived – the Index peaked in November 2010 and generally declined over the remainder of the reporting period. One key factor behind the decline in Turkey’s stock market was the country’s trade imbalance. Although Turkey’s exports have been growing, its dependence on imports has been growing even faster, resulting in a significant current-account deficit. For the 12 months ended June 30, 2011, Turkey’s current-account deficit reached an all-time high of $72.5 billion.

Several global events also contributed to Turkey’s widening trade deficit. Turkey’s largest trading partner is Europe, which receives approximately 60% of Turkey’s exports. Europe faced a worsening sovereign debt crisis resulting in the bailout of Greece and the credit downgrading of several countries in the European Union (including Spain, Ireland, and Portugal during the reporting period), and these debt problems weighed on the Continent’s economic growth, leading to lower demand for exports. In addition, several governments in the Middle East and North Africa – another destination of Turkish exports – were toppled in early 2011, leading to a sharp decline in export demand.

Turkey’s record trade deficit had a negative impact on the country’s domestic economy, its financial system, and its currency during the reporting period. At a time when most of the world’s currencies appreciated versus the U.S. dollar, the Turkish lira slumped by 12.5% against the American currency during the reporting period. The deterioration in the Turkish currency magnified the country’s stock market losses.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

From an economic perspective, the Turkish economy grew by 8.8% for the 12 months ended June 30, 2011. This growth rate, although robust in absolute terms, represents a decline in economic activity; in the prior 12-month period, the Turkish economy grew by 10.3%. In addition, inflation declined from 7.9% to 6.6% during the reporting period. As a result, Turkey’s central bank lowered its benchmark interest rate in January 2011 and again in August 2011, reducing the rate from 7.00% to 5.75%.

Within the Index, the financials sector is by far the largest sector weighting, comprising just under half of the Index as of August 31, 2011. This sector was one of the weaker-performing segments of the Index, declining by more than 25% for the reporting period. The industrials and telecommunication services sectors of the Index also posted double-digit declines. The consumer staples sector, the second-largest sector weighting in the Index, was one of only two sectors to generate a positive return for the reporting period. The other sector posting a positive return was information technology, the smallest sector weighting in the Index.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® MSCI USA INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
18.89%	18.90%	19.12%	5.79%	5.76%	5.98%	7.75%	7.71%	7.97%

Total returns for the period since inception are calculated from the inception date of the Fund (5/5/10). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/10), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	22.24%

Technology	13.67

Financial	13.59

Energy	12.52

Communications	11.39

Industrial	10.43

Consumer Cyclical	8.80

Utilities	3.58

Basic Materials	3.54

Diversified	0.05

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Exxon Mobil Corp.	3.15%

Apple Inc.	3.07

International Business Machines Corp.	1.79

Microsoft Corp.	1.74

Chevron Corp.	1.72

Johnson & Johnson	1.56

Procter & Gamble Co. (The)	1.53

General Electric Co.	1.49

AT&T Inc.	1.45

Pfizer Inc.	1.29

TOTAL	18.79%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI USA Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA IndexSM (the “Index”). The Index is a market capitalization weighted index designed to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 18.89%, net of fees, while the total return for the Index was 19.12%.

As represented by the Index, the U.S. stock market posted a robust return for the reporting period. U.S. stocks enjoyed an extended rally from the beginning of the period through April 2011 as steadily improving economic news boosted investor confidence in an economic recovery, both domestically and on a global basis. Within the U.S., employment data turned positive in late 2010, bringing the unemployment rate down to approximately 9% by the end of the reporting period (after peaking above 10% in late 2009). The U.S. economy also benefited from a second round of quantitative easing measures by the Federal Reserve (the U.S. central bank) and the extension of several expiring federal tax breaks in late 2010. The end result was an annualized economic growth rate of 2.6% in the third quarter of 2010 and 3.1% in the fourth quarter of the year.

U.S. economic growth stalled in the first half of 2011, growing at a 0.7% annual rate for the first two quarters of the year. Meanwhile, rising commodity prices in late 2010 and early 2011 caused the U.S. inflation rate to rise to a three-year high of 3.8% by the end of the reporting period. Furthermore, an accumulation of global events – heightened political turmoil in the Middle East and North Africa, a worsening sovereign debt crisis in Europe, and an earthquake and tsunami in Japan – cast doubts on the sustainability of the global economic recovery.

Consequently, U.S. stocks peaked in early May 2011 and then gave back some ground over the last four months of the reporting period. The decline in the U.S. equity market was especially severe in August 2011, when the U.S. received a credit rating downgrade for the first time in the country’s history, and government infighting about raising the federal debt ceiling led to concerns about a possible default on U.S. Treasury securities. Although lawmakers eventually came to an agreement on the debt ceiling, it did not alleviate investor concerns, and the Index tumbled by nearly 6% in the final month of the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA INDEX FUND

Every sector within the Index advanced for the reporting period. Energy was the top-performing sector, gaining more than 30% for the reporting period as a result of a sharp increase in the price of oil. Information technology – the largest sector weighting in the portfolio during the reporting period – and consumer discretionary were also among the best-performing sectors in the Index. The weakest-performing sector was financials, which posted a fractional gain for the reporting period as financial companies continued to struggle with the fallout from the credit crisis and housing market downturn. The more defensive utilities and telecommunication services sectors also lagged for the reporting period.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES®, INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Brazil
Actual	$1,000.00	$ 893.50	0.58%	$2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
Canada
Actual	1,000.00	896.80	0.51	2.44
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Chile Investable Market
Actual	1,000.00	977.20	0.58	2.89
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
Israel Capped Investable Market
Actual	1,000.00	821.60	0.58	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96

SHAREHOLDER EXPENSES	29

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Mexico Investable Market
Actual	$1,000.00	$ 964.90	0.51%	$2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
South Africa
Actual	1,000.00	1,005.90	0.58	2.93
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
Turkey Investable Market
Actual	1,000.00	829.30	0.58	2.67
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
USA
Actual	1,000.00	929.40	0.15	0.73
Hypothetical (5% return before expenses)	1,000.00	1,024.40	0.15	0.77

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 46.33%

AEROSPACE & DEFENSE – 0.66%
Empresa Brasileira de Aeronautica SA	11,679,032	$74,280,997

		74,280,997

AGRICULTURE – 0.95%
Souza Cruz SA	8,587,500	107,505,982

		107,505,982

BANKS – 2.98%
Banco do Brasil SA	12,022,597	202,294,579
Banco Santander (Brasil) SA	14,083,541	135,780,235

		338,074,814

BUILDING MATERIALS – 0.37%
Duratex SA	6,183,000	41,622,336

		41,622,336

CHEMICALS – 1.01%
Ultrapar Participacoes SA	6,526,500	114,213,750

		114,213,750

COMMERCIAL SERVICES – 3.33%
Anhanguera Educacional Participacoes SA	2,404,500	39,974,055
CCR SA	4,465,500	134,949,210
Cielo SA	5,083,800	130,936,663
EcoRodovias Infraestrutura e Logistica SA	3,435,000	29,850,756
Localiza Rent A Car SA	2,404,500	41,912,191

		377,622,875

COSMETICS & PERSONAL CARE – 0.73%
Natura Cosmeticos SA	3,435,000	82,457,305

		82,457,305

DIVERSIFIED FINANCIAL SERVICES – 3.55%
BM&F Bovespa SA	40,189,500	236,125,967
CETIP Balcao Organizado de Ativos e Derivativos SA	3,814,402	59,810,208
Redecard SA	6,870,000	105,991,813

		401,927,988

ELECTRIC – 1.65%
Centrais Eletricas Brasileiras SA	5,496,099	56,414,618
CPFL Energia SA	4,122,100	53,862,453
EDP Energias do Brasil SA	1,374,000	33,086,751

Security	Shares	Value
Tractebel Energia SA	2,748,000	$43,781,108

		187,144,930

ENGINEERING & CONSTRUCTION – 0.26%
Multiplan Empreendimentos Imobiliarios SA	1,374,000	28,968,212

		28,968,212

FOOD – 3.08%
BRF – Brasil Foods SA	13,740,050	269,436,497
Cosan SA Industria e Comercio	2,404,590	36,189,988
JBS SAa	11,158,422	30,004,069
Marfrig Alimentos SA	2,748,000	13,307,380

		348,937,934

FOREST PRODUCTS & PAPER – 0.30%
Fibria Celulose SA	3,435,026	33,744,588

		33,744,588

HEALTH CARE – SERVICES – 0.64%
Amil Participacoes SA	2,357,900	26,711,978
Diagnosticos da America SA	4,465,500	46,257,856

		72,969,834

HOME BUILDERS – 0.96%
Brookfield Incorporacoes SA	4,465,500	19,684,194
Brookfield Incorporacoes SA New[a]	228,114	1,019,905
Gafisa SA	8,244,000	38,624,282
MRV Engenharia e Participacoes SA	5,839,547	49,275,775

		108,604,156

INSURANCE – 0.80%
Odontoprev SA	1,717,500	29,742,601
Porto Seguro SA	2,748,000	33,951,990
SulAmerica SA	2,404,500	27,209,612

		90,904,203

INTERNET – 0.13%
B2W Companhia Global do Varejo	1,462,742	14,784,011

		14,784,011

IRON & STEEL – 1.99%
Companhia Siderurgica Nacional SA	15,114,054	150,379,127
MMX Mineracao e Metalicos SAa	4,122,000	21,077,229
Usinas Siderurgicas de Minas Gerais SA	3,778,500	54,131,533

		225,587,889

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2011

Security	Shares	Value
MINING – 6.42%
Vale SA SP ADR	25,778,378	$727,981,395

		727,981,395

OIL & GAS – 9.95%
HRT Participacoes em Petroleo SAa	91,800	60,641,184
OGX Petroleo e Gas Participacoes SAa	26,106,000	188,561,599
Petroleo Brasileiro SA	60,799,544	878,683,585

		1,127,886,368

PHARMACEUTICALS – 0.41%
Hypermarcas SA	5,496,000	46,169,169

		46,169,169

REAL ESTATE – 2.42%
BR Malls Participacoes SA	7,223,900	80,745,734
Cyrela Brazil Realty SA	6,183,000	58,754,074
PDG Realty SA Empreendimentos e Participacoes	21,989,200	108,422,819
Rossi Residencial SA	3,435,000	26,389,798

		274,312,425

RETAIL – 0.80%
Lojas Renner SA	2,404,500	90,623,001

		90,623,001

SOFTWARE – 0.27%
Totvs SA	1,717,500	30,932,305

		30,932,305

TELECOMMUNICATIONS – 0.94%
Tele Norte Leste Participacoes SA	1,374,038	19,130,970
Tim Participacoes SA	14,224,190	87,064,941

		106,195,911

TEXTILES – 0.54%
Companhia Hering SA	2,748,000	60,895,541

		60,895,541

TRANSPORTATION – 0.49%
ALL – America Latina Logistica SA	9,618,000	55,903,111

		55,903,111

Security	Shares	Value
WATER – 0.70%
Companhia de Saneamento Basico do Estado de Sao Paulo	2,748,000	$79,602,015

		79,602,015

TOTAL COMMON STOCKS (Cost: $4,044,285,194)		5,249,853,045

PREFERRED STOCKS – 52.84%

AIRLINES – 0.45%
GOL Linhas Aereas Inteligentes SA	2,061,000	15,626,221
TAM SA	1,717,500	35,691,121

		51,317,342

BANKS – 13.82%
Banco Bradesco SA	37,659,615	667,580,707
Banco do Estado do Rio Grande do Sul SA	4,465,510	49,435,558
Itau Unibanco Holding SA	46,716,049	848,714,114

		1,565,730,379

BEVERAGES – 4.70%
Companhia de Bebidas das Americas	15,277,432	532,497,394

		532,497,394

CHEMICALS – 0.64%
Braskem SA Class A	3,091,536	36,794,730
Vale Fertilizantes SA	2,404,580	36,083,842

		72,878,572

ELECTRIC – 3.55%
AES Tiete SA	2,061,000	29,214,805
Centrais Eletricas Brasileiras SA Class B	4,815,551	64,106,264
Companhia de Transmissao de Energia Electrica Paulista	697,276	20,496,753
Companhia de Transmissao de Energia Electrica Paulista New[a,b]	58,004	1,705,055
Companhia Energetica de Minas Gerais	7,900,535	146,766,865
Companhia Energetica de Sao Paulo Class B	3,435,070	64,440,010
Companhia Paranaense de Energia Class B	2,061,000	45,425,063

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2011

Security	Shares	Value
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,717,520	$30,424,331

		402,579,146

FOOD – 0.77%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	2,139,564	86,902,946

		86,902,946

FOREST PRODUCTS & PAPER – 0.46%
Klabin SA	9,274,500	31,070,743
Suzano Papel e Celulose SA	3,778,507	21,533,683

		52,604,426

HOLDING COMPANIES – DIVERSIFIED – 2.59%
Itausa – Investimentos Itau SA	48,563,880	292,973,533

		292,973,533

INVESTMENT COMPANIES – 0.94%
Bradespar SA	4,809,000	107,051,732

		107,051,732

IRON & STEEL – 2.49%
Gerdau SA	17,862,046	152,974,701
Metalurgica Gerdau SA	5,496,090	59,425,608
Usinas Siderurgicas de Minas Gerais SA Class A	9,274,500	70,084,383

		282,484,692

MINING – 9.31%
Vale SA Class A	41,220,000	1,055,159,320

		1,055,159,320

OIL & GAS – 9.93%
Petroleo Brasileiro SA	85,875,078	1,124,812,105

		1,124,812,105

RETAIL – 0.58%
Lojas Americanas SA	6,651,839	65,429,298

		65,429,298

TELECOMMUNICATIONS – 2.61%
Brasil Telecom SA	5,496,015	41,358,551
Tele Norte Leste Participacoes SA	5,152,539	66,775,348
Telecomunicacoes Sao Paulo SA	5,324,374	168,180,478
Telemar Norte Leste SA Class A	687,000	19,723,130

		296,037,507

TOTAL PREFERRED STOCKS (Cost: $4,015,016,881)		5,988,458,392

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.05%

MONEY MARKET FUNDS – 0.05%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	5,434,287	$5,434,287

		5,434,287

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,434,287)		5,434,287

TOTAL INVESTMENTS IN SECURITIES – 99.22% (Cost: $8,064,736,362)		11,243,745,724

Other Assets, Less Liabilities – 0.78%		88,375,737

NET ASSETS – 100.00%		$11,332,121,461

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI CANADA INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.87%

AEROSPACE & DEFENSE – 0.22%
CAE Inc.	1,019,677	$11,199,398

		11,199,398

APPAREL – 0.24%
Gildan Activewear Inc.	456,312	12,342,846

		12,342,846

AUTO PARTS & EQUIPMENT – 0.64%
Magna International Inc. Class A	860,417	32,723,739

		32,723,739

BANKS – 22.23%
Bank of Montreal	2,513,846	157,846,443
Bank of Nova Scotia	4,257,228	237,405,167
Canadian Imperial Bank of Commerce	1,568,631	122,558,070
National Bank of Canada	642,932	47,688,151
Royal Bank of Canada	5,639,542	289,056,445
Toronto-Dominion Bank (The)	3,501,274	277,387,837

		1,131,942,113

CHEMICALS – 4.88%
Agrium Inc.	623,203	53,522,102
Potash Corp. of Saskatchewan Inc.	3,377,616	195,019,890

		248,541,992

COMMERCIAL SERVICES – 0.17%
Ritchie Bros. Auctioneers Inc.[a]	378,843	8,682,182

		8,682,182

COMPUTERS – 1.55%
CGI Group Inc. Class Ab	913,787	18,540,199
Research In Motion Ltd.[b]	1,863,900	60,385,900

		78,926,099

DIVERSIFIED FINANCIAL SERVICES – 0.91%
CI Financial Corp.	624,948	12,903,513
IGM Financial Inc.	459,553	20,828,746
TMX Group Inc.	295,182	12,449,052

		46,181,311

ELECTRIC – 0.85%
Fortis Inc.	729,437	24,363,054
TransAlta Corp.	832,952	18,757,072

		43,120,126

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.63%
SNC-Lavalin Group Inc.	595,894	$31,919,955

		31,919,955

FOOD – 1.58%
Empire Co. Ltd. Class A	113,604	6,644,181
George Weston Ltd.	204,071	14,178,641
Loblaw Companies Ltd.	444,603	16,791,112
Metro Inc. Class A	405,423	19,324,811
Saputo Inc.	563,819	23,282,723

		80,221,468

FOREST PRODUCTS & PAPER – 0.00%
Sino-Forest Corp. Class Aa,b,c	978,594	10,008

		10,008

GAS – 0.41%
Canadian Utilities Ltd. Class A	344,136	21,115,877

		21,115,877

HAND & MACHINE TOOLS – 0.34%
Finning International Inc.	677,917	17,338,758

		17,338,758

HOLDING COMPANIES – DIVERSIFIED – 0.26%
Onex Corp.	373,074	13,257,986

		13,257,986

INSURANCE – 6.13%
Fairfax Financial Holdings Ltd.	78,600	31,742,231
Great-West Lifeco Inc.	1,125,367	25,318,887
Industrial Alliance Insurance and Financial Services Inc.	331,844	12,186,448
Intact Financial Corp.	432,852	24,390,392
Manulife Financial Corp.	7,025,622	96,203,997
Power Corp. of Canada	1,380,433	33,443,225
Power Financial Corp.	979,194	26,856,863
Sun Life Financial Inc.	2,284,838	62,013,193

		312,155,236

MANUFACTURING – 0.54%
Bombardier Inc. Class B	5,679,002	27,702,449

		27,702,449

MEDIA – 1.56%
Shaw Communications Inc. Class B	1,466,601	33,596,014
Thomson Reuters Corp.	1,486,351	46,041,389
Yellow Media Inc.[a]	14,400	11,928

		79,649,331

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2011

Security	Shares	Value
MINING – 19.23%
Agnico-Eagle Mines Ltd.	667,890	$46,233,547
Barrick Gold Corp.	3,948,757	201,304,430
Cameco Corp.	1,559,759	36,256,401
Centerra Gold Inc.	652,668	13,762,861
Eldorado Gold Corp.	2,169,261	43,280,955
First Quantum Minerals Ltd.	1,880,764	46,333,901
Franco-Nevada Corp.	498,978	21,528,743
Goldcorp Inc.	3,157,043	164,656,331
IAMGOLD Corp.	1,480,779	30,634,718
Inmet Mining Corp.	206,699	13,247,253
Ivanhoe Mines Ltd.[a,b]	1,033,473	23,790,435
Kinross Gold Corp.	4,485,261	78,114,225
New Gold Inc.[b]	1,677,208	22,812,156
Osisko Mining Corp.[b]	1,359,501	19,909,040
Pan American Silver Corp.	406,385	13,369,541
Silver Wheaton Corp.	1,395,874	55,401,002
Teck Resources Ltd. Class B	2,297,521	102,206,027
Yamana Gold Inc.	2,943,341	46,655,198

		979,496,764

OIL & GAS – 21.45%
ARC Resources Ltd.	1,129,356	28,064,990
Athabasca Oil Sands Corp.[b]	1,186,086	16,981,341
Baytex Energy Corp.	456,204	23,513,506
Bonavista Energy Corp.	564,672	14,956,287
Canadian Natural Resources Ltd.	4,319,463	163,440,334
Canadian Oil Sands Ltd.	1,914,556	45,835,001
Cenovus Energy Inc.	2,978,932	107,842,913
Crescent Point Energy Corp.	966,957	43,954,838
EnCana Corp.	2,909,512	73,998,633
Enerplus Corp.	706,819	20,723,527
Husky Energy Inc.	1,061,501	26,465,608
Imperial Oil Ltd.	1,172,288	48,145,509
MEG Energy Corp.[b]	490,751	23,627,915
Nexen Inc.	2,081,324	44,527,584
Niko Resources Ltd.	182,858	10,423,383
Pacific Rubiales Energy Corp.	1,006,366	24,792,511
Pengrowth Energy Corp.	1,290,518	14,926,378
Penn West Petroleum Ltd.	1,841,049	34,529,671
PetroBakken Energy Ltd. Class A	329,208	3,992,848
Precision Drilling Corp.[b]	919,953	12,851,212
Progress Energy Resources Corp.	728,807	9,450,604

Security	Shares	Value
Suncor Energy Inc.	6,208,705	$199,242,382
Talisman Energy Inc.	4,053,071	67,851,687
Tourmaline Oil Corp.[b]	477,125	16,589,712
Vermilion Energy Inc.	337,367	15,794,510

		1,092,522,884

PHARMACEUTICALS – 0.99%
Valeant Pharmaceuticals International Inc.	1,119,095	50,241,111

		50,241,111

PIPELINES – 4.26%
Enbridge Inc.	2,907,067	96,619,806
TransCanada Corp.	2,775,573	120,236,511

		216,856,317

REAL ESTATE – 1.63%
Brookfield Asset Management Inc. Class A	2,219,525	66,051,212
Brookfield Office Properties Inc.	993,406	16,752,329

		82,803,541

REAL ESTATE INVESTMENT TRUSTS – 0.26%
RioCan Real Estate Investment Trust	502,990	13,152,789

		13,152,789

RETAIL – 1.92%
Alimentation Couche-Tard Inc. Class B	487,726	14,299,846
Canadian Tire Corp. Ltd. Class A	307,779	17,371,093
Shoppers Drug Mart Corp.	859,408	34,952,862
Tim Hortons Inc.	648,474	30,929,925

		97,553,726

SOFTWARE – 0.26%
Open Text Corp.[b]	225,551	13,380,594

		13,380,594

TELECOMMUNICATIONS – 3.06%
BCE Inc.	1,011,463	40,733,663
Bell Aliant Inc.	298,140	8,308,345
Rogers Communications Inc. Class B	1,629,807	63,352,216
TELUS Corp.	228,155	12,594,781
TELUS Corp. NVS	589,495	30,956,249

		155,945,254

TRANSPORTATION – 3.67%
Canadian National Railway Co.	1,801,077	132,670,222
Canadian Pacific Railway Ltd.	669,332	38,495,916

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2011

Security	Shares	Value
Viterra Inc.	1,468,990	$15,653,603

		186,819,741

TOTAL COMMON STOCKS (Cost: $5,141,729,136)		5,085,803,595

SHORT-TERM INVESTMENTS – 0.48%

MONEY MARKET FUNDS – 0.48%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[d,e,f]	22,725,327	22,725,327
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[d,e,f]	1,761,496	1,761,496
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[d,e]	326,432	326,432

		24,813,255

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,813,255)		24,813,255

TOTAL INVESTMENTS IN SECURITIES – 100.35% (Cost: $5,166,542,391)		5,110,616,850

Other Assets, Less Liabilities – (0.35)%		(18,070,316)

NET ASSETS – 100.00%		$5,092,546,534

NVS – Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.90%

AIRLINES – 4.66%
LAN Airlines SA	1,183,892	$32,992,870

		32,992,870

APPAREL – 0.45%
Forus SA	1,044,661	3,171,818

		3,171,818

BANKS – 10.42%
Banco de Credito e Inversiones	397,768	23,722,880
Banco Santander (Chile) SA	390,421,951	33,911,080
CorpBanca SA	1,077,782,725	16,128,174

		73,762,134

BEVERAGES – 3.77%
Compania Cervecerias Unidas SA	1,298,604	14,923,667
Vina Concha y Toro SA	5,771,061	11,764,904

		26,688,571

BUILDING MATERIALS – 0.93%
SalfaCorp SA	2,062,611	6,598,029

		6,598,029

CHEMICALS – 8.43%
Sociedad Quimica y Minera de Chile SA Series B	931,219	59,677,990

		59,677,990

COMPUTERS – 1.32%
Sonda SA	3,451,538	9,349,319

		9,349,319

ELECTRIC – 23.12%
AES Gener SA	27,003,780	16,397,871
Colbun SA	76,381,086	21,368,814
Empresa Electrica Del Norte Grande SA	5,716,974	15,919,745
Empresa Electrica Pilmaiquen SA	369,812	1,395,517
Empresa Nacional de Electricidad SA	32,775,685	56,490,610
Enersis SA	130,628,136	52,126,604

		163,699,161

ENGINEERING & CONSTRUCTION – 1.20%
Besalco SA	3,495,606	5,458,331
Socovesa SA	6,024,214	3,017,986

		8,476,317

Security	Shares	Value
FOOD – 9.19%
Cencosud SA	9,337,896	$58,141,617
Compania Pesquera Camanchaca SAa	16,092,921	2,024,267
Empresas Iansa SA	29,410,685	2,647,025
Multiexport Foods SA	6,190,509	2,241,928

		65,054,837

FOREST PRODUCTS & PAPER – 7.29%
Empresas CMPC SA	1,106,868	47,901,867
Masisa SA	30,314,159	3,747,359

		51,649,226

HOLDING COMPANIES – DIVERSIFIED – 10.18%
Empresas Copec SA	4,648,405	72,091,106

		72,091,106

INVESTMENT COMPANIES – 0.62%
Norte Grande SA	291,687,682	4,428,137

		4,428,137

IRON & STEEL – 4.70%
CAP SA	776,058	33,248,809

		33,248,809

LODGING – 0.27%
Enjoy SAa	8,378,486	1,944,259

		1,944,259

METAL FABRICATE & HARDWARE – 0.32%
Madeco SAa	46,375,690	2,261,959

		2,261,959

REAL ESTATE – 1.49%
Parque Arauco SA	4,873,045	9,923,637
PAZ Corp. SA	968,476	604,904

		10,528,541

RETAIL – 5.43%
Empresas Hites SA	1,564,464	1,543,767
La Polar SA	2,736,618	2,403,666
S.A.C.I. Falabella SA	3,679,304	34,471,033

		38,418,466

TELECOMMUNICATIONS – 3.75%
Empresa Nacional de Telecomunicaciones SA	1,200,168	26,548,934

		26,548,934

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
TRANSPORTATION – 1.27%
Compania SudAmericana de Vapores SA	18,575,567	$9,003,772

		9,003,772

WATER – 1.09%
Inversiones Aguas Metropolitanas SA	4,856,166	7,730,266

		7,730,266

TOTAL COMMON STOCKS (Cost: $531,132,101)		707,324,521

RIGHTS – 0.00%

REAL ESTATE – 0.00%
Parque Arauco SAa,b	773,874	–

		–

TOTAL RIGHTS (Cost: $0)
		–

SHORT-TERM INVESTMENTS – 0.08%

MONEY MARKET FUNDS – 0.08%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	578,354	578,354

		578,354

TOTAL SHORT-TERM INVESTMENTS
(Cost: $578,354)		578,354

TOTAL INVESTMENTS IN SECURITIES – 99.98% (Cost: $531,710,455)		707,902,875

Other Assets, Less Liabilities – 0.02%		115,090

NET ASSETS – 100.00%		$708,017,965

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.73%

AEROSPACE & DEFENSE – 1.69%
Elbit Systems Ltd.	32,164	$1,315,307

		1,315,307

BANKS – 19.80%
Bank Hapoalim Ltd.	1,373,464	5,713,116
Bank Leumi le-Israel	1,531,360	5,655,444
First International Bank of Israel Ltd.[a]	32,368	387,543
Israel Discount Bank Ltd. Class Aa	1,092,659	1,886,817
Mizrahi Tefahot Bank Ltd.	174,012	1,668,716
Union Bank of Israel	34,374	135,159

		15,446,795

BIOTECHNOLOGY – 0.26%
Clal Biotechnology Industries Ltd.[a]	49,164	203,814

		203,814

CHEMICALS – 13.74%
Frutarom	49,878	460,510
Israel Chemicals Ltd.	583,678	8,435,279
Makhteshim-Agan Industries Ltd.[a]	327,420	1,821,147

		10,716,936

COMMERCIAL SERVICES – 0.58%
AL-ROV (Israel) Ltd.[a]	5,542	130,715
Nitsba Holdings (1995) Ltd.[a]	37,604	325,415

		456,130

COMPUTERS – 0.34%
MATRIX IT Ltd.[b]	49,368	262,796

		262,796

DIVERSIFIED FINANCIAL SERVICES – 0.79%
FIBI Holdings Ltd.[a]	9,656	176,701
Mivtach Shamir Holdings Ltd.[c]	14,910	439,589

		616,290

ELECTRICAL COMPONENTS & EQUIPMENT – 0.24%
Electra (Israel) Ltd.	2,108	189,471

		189,471

ELECTRONICS – 0.45%
Elron Electronic Industries Ltd.[a]	18,700	75,630
Ituran Location and Control Ltd.	21,828	278,525

		354,155

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.67%
Shikun & Binui Ltd.	275,604	$518,985

		518,985

FOOD – 3.02%
Alon Holdings Blue Square – Israel Ltd.[b]	25,568	171,603
Osem Investment Ltd.	49,708	785,157
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	7,684	247,927
Shufersal Ltd.	118,116	513,894
Strauss Group Ltd.	48,110	639,168

		2,357,749

FOREST PRODUCTS & PAPER – 0.17%
Hadera Paper Ltd.[a]	2,788	134,620

		134,620

HEALTH CARE – PRODUCTS – 0.47%
Given Imaging Ltd.[a]	23,018	366,360

		366,360

HOLDING COMPANIES – DIVERSIFIED – 0.85%
Clal Industries and Investments Ltd.	84,898	397,527
Elco Holdings Ltd.	10,132	75,150
Granite Hacarmel Investments Ltd.[b]	41,276	59,362
Israel Land Development Co. Ltd. (The)	10,540	73,051
Scailex Corp. Ltd.	7,242	58,538

		663,628

HOME BUILDERS – 0.36%
Bayside Land Corp. Ltd.[b]	918	184,709
Property & Building Corp. Ltd.	2,006	94,493

		279,202

INSURANCE – 2.75%
Clal Insurance Enterprises Holdings Ltd.	26,996	496,520
Harel Insurance Investments & Financial Services Ltd.	15,164	664,864
Menorah Mivtachim Holdings Ltd.[a]	34,408	272,614
Migdal Insurance & Financial Holdings Ltd.	389,062	543,462
Phoenix Holdings Ltd.	70,823	166,069

		2,143,529

INTERNET – 0.47%
Internet Gold-Golden Lines Ltd.[a]	7,820	109,981
NetVision Ltd.	18,360	254,553

		364,534

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
INVESTMENT COMPANIES – 5.73%
Delek Group Ltd. (The)	6,086	$1,094,556
Discount Investment Corp. Ltd.	35,428	325,802
Elbit Imaging Ltd.[a]	21,420	58,890
Israel Corp. Ltd. (The)	3,128	2,782,496
Koor Industries Ltd.[a]	16,388	152,826
Otzar Hityashvuth Hayehudim Ltd.[a]	34	59,056

		4,473,626

MACHINERY – 0.56%
Ormat Industries Ltd.	78,132	438,971

		438,971

MANUFACTURING – 0.24%
FMS Enterprises Migun Ltd.	4,726	87,175
Plasson Industries Ltd.	4,148	99,398

		186,573

MEDIA – 0.53%
Hot Telecommunication Systems Ltd.[a]	29,478	413,670

		413,670

OIL & GAS – 3.08%
Delek Energy Systems Ltd.[a]	1,666	593,261
Jerusalem Oil Exploration Ltd.[a]	10,642	158,553
Naphtha Israel Petroleum Corp. Ltd.[a,b]	33,967	95,848
Oil Refineries Ltd.[a]	1,185,546	692,734
Paz Oil Co. Ltd.[b]	6,392	859,453

		2,399,849

PHARMACEUTICALS – 23.51%
Teva Pharmaceutical Industries Ltd.	447,032	18,343,640

		18,343,640

REAL ESTATE – 3.24%
Africa Israel Investments Ltd.[a]	84,592	341,173
Africa Israel Properties Ltd.[a]	12,853	98,760
Airport City Ltd.[a]	47,702	203,518
Alony Hetz Properties & Investments Ltd.	91,086	445,190
Alrov Properties and Lodgings Ltd.	5,950	94,300
Amot Investments Ltd.	93,534	240,276
British Israel Investments Ltd.	73,576	249,596
Electra Real Estate Ltd.[a]	11,594	42,656
Industrial Buildings Corp. Ltd.	136,680	228,069
Jerusalem Economy Ltd.	32,232	278,474
Melisron Ltd.[b]	9,622	164,531

Security	Shares	Value
Norstar Holdings Inc.[b]	7,106	$140,103

		2,526,646

RETAIL – 0.67%
Delek Automotive Systems Ltd.	51,646	428,932
Golf & Co. Ltd.	22,542	94,907

		523,839

SEMICONDUCTORS – 1.76%
Mellanox Technologies Ltd.[a]	38,862	1,125,010
Tower Semiconductor Ltd.[a]	313,412	245,762

		1,370,772

SOFTWARE – 0.39%
Retalix Ltd.[a]	22,576	302,917

		302,917

TELECOMMUNICATIONS – 13.37%
012 Smile.Communications Ltd.[a]	11,832	238,569
AudioCodes Ltd.[a]	44,030	191,316
Bezeq The Israel Telecommunication Corp. Ltd.	1,670,454	3,680,821
Cellcom Israel Ltd.[b]	80,070	1,802,588
Ceragon Networks Ltd.[a]	35,598	362,783
Gilat Satellite Networks Ltd.[a]	37,570	143,607
NICE Systems Ltd.[a]	82,348	2,599,123
Partner Communications Co. Ltd.	123,658	1,369,344
Suny Electronic Inc. Ltd.[a]	7,684	45,352

		10,433,503

TOTAL COMMON STOCKS
(Cost: $104,926,470)		77,804,307

RIGHTS – 0.03%

REAL ESTATE – 0.03%
Melisron Ltd.[a,b,c]	7,252	22,094

		22,094

TOTAL RIGHTS (Cost: $0)		22,094

SHORT-TERM INVESTMENTS – 1.83%

MONEY MARKET FUNDS – 1.83%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[d,e,f]	1,267,579	1,267,579

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[d,e,f]	98,253	$98,253
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[d,e]	62,914	62,914

		1,428,746

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,428,746)		1,428,746

TOTAL INVESTMENTS IN SECURITIES – 101.59% (Cost: $106,355,216)		79,255,147

Other Assets, Less Liabilities – (1.59)%		(1,237,634)

NET ASSETS – 100.00%		$78,017,513

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.96%

BANKS – 1.32%
Compartamos SAB de CV	10,053,600	$16,466,367

		16,466,367

BEVERAGES – 12.14%
Arca Continental SAB de CV	2,409,978	12,118,668
Coca-Cola FEMSA SAB de CV Class La	937,200	9,263,875
Fomento Economico Mexicano SAB de CV BD Units	14,356,208	98,354,234
Grupo Modelo SAB de CV Series C	5,432,156	31,317,964

		151,054,741

BUILDING MATERIALS – 2.84%
Cemex SAB de CV CPO[b]	65,437,795	35,284,436

		35,284,436

CHEMICALS – 2.12%
Mexichem SAB de CVa	6,556,631	26,409,132

		26,409,132

DIVERSIFIED FINANCIAL SERVICES – 6.62%
Bolsa Mexicana de Valores SAB de CV	3,195,000	5,310,557
Financiera Independencia SAB de CVa	959,568	630,830
Grupo Financiero Banorte SAB de CV Series O	11,461,000	46,562,197
Grupo Financiero Inbursa SAB de CV Series Oa	14,782,200	29,871,976

		82,375,560

ENGINEERING & CONSTRUCTION – 3.16%
Empresas ICA SAB de CVa,b	4,302,674	6,500,255
Grupo Aeroportuario del Centro
Norte SAB de CVa	1,704,000	3,116,493
Grupo Aeroportuario del Pacifico SAB de CV Series B	4,749,900	18,412,760
Grupo Aeroportuario del Sureste SAB de CV Series B SP ADR	195,960	11,267,700

		39,297,208

FOOD – 2.78%
Alsea SAB de CVa	3,450,645	3,268,635

Security	Shares	Value
Gruma SAB de CV Series Ba,b	1,299,369	$2,542,667
Grupo Bimbo SAB de CV Series Aa	14,675,700	28,718,104

		34,529,406

FOREST PRODUCTS & PAPER – 2.37%
Bio Pappel SAB de CVa,b	362,100	219,579
Kimberly-Clark de Mexico SAB de CV Series A	4,877,700	29,223,155

		29,442,734

HOLDING COMPANIES – DIVERSIFIED – 3.68%
Alfa SAB de CV Series A	2,492,100	30,422,122
Grupo Carso SAB de CV Series A1	6,082,430	15,413,517

		45,835,639

HOME BUILDERS – 1.83%
Consorcio ARA SAB de CVa	7,625,400	3,117,700
Corporacion Geo SAB de CV Series Ba,b	3,514,960	6,787,175
Desarrolladora Homex SAB de CVa,b	1,448,430	5,007,324
Urbi Desarrollos Urbanos SAB de CVb	4,153,500	7,825,118

		22,737,317

IRON & STEEL – 0.17%
Compania Minera Autlan SAB de CV Series Ba,b	340,800	457,748
Grupo Simec SAB de CV Series Ba,b	702,900	1,616,758

		2,074,506

MACHINERY – 0.46%
Industrias CH SAB de CV Series Ba,b	1,767,900	5,685,219

		5,685,219

MEDIA – 5.22%
Grupo Televisa SA CPO	13,120,899	57,916,157
TV Azteca SAB de CV CPO[a]	12,247,500	7,040,218

		64,956,375

MINING – 12.08%
Grupo Mexico SAB de CV Series B	25,261,810	85,225,246
Industrias Penoles SAB de CV	876,495	41,832,474
Minera Frisco SAB de CVb	5,814,930	23,139,198

		150,196,918

PHARMACEUTICALS – 0.75%
Genomma Lab Internacional SAB de CV Series Bb	4,451,700	9,309,591

		9,309,591

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
RETAIL – 14.43%
Controladora Comercial Mexicana SA de CV BC Units[a,b]	5,538,600	$8,788,938
Grupo Elektra SA de CVa	549,560	45,716,060
Grupo Famsa SAB de CV Series Aa,b	1,661,415	1,854,909
Wal-Mart de Mexico SAB de CV Series V	46,391,400	123,081,907

		179,441,814

TELECOMMUNICATIONS – 27.99%
America Movil SAB de CV Series L	233,639,770	298,871,260
Axtel SAB de CV CPO[a,b]	9,904,500	4,907,545
Telefonos de Mexico SAB de CV Series L	51,740,500	44,319,677

		348,098,482

TOTAL COMMON STOCKS
(Cost: $1,341,415,537)		1,243,195,445

SHORT-TERM INVESTMENTS – 3.27%

MONEY MARKET FUNDS – 3.27%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	37,706,779	37,706,779
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	2,922,745	2,922,745
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	82,176	82,176

		40,711,700

TOTAL SHORT-TERM INVESTMENTS
(Cost: $40,711,700)		40,711,700

TOTAL INVESTMENTS IN SECURITIES – 103.23% (Cost: $1,382,127,237)		1,283,907,145

Other Assets, Less Liabilities – (3.23)%		(40,176,324)

NET ASSETS – 100.00%		$1,243,730,821

CPO – Certificates of Participation (Ordinary)

SP ADR – Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.82%

BANKS – 12.27%
Absa Group Ltd.	509,029	$10,145,305
FirstRand Ltd.	4,993,784	14,427,478
Nedbank Group Ltd.	357,554	7,267,306
Standard Bank Group Ltd.	2,105,831	30,028,496

		61,868,585

BUILDING MATERIALS – 0.63%
Pretoria Portland Cement Co. Ltd.	933,597	3,148,118

		3,148,118

COAL – 1.18%
Exxaro Resources Ltd.	221,774	5,961,399

		5,961,399

DIVERSIFIED FINANCIAL SERVICES – 2.78%
African Bank Investments Ltd.	1,283,121	6,519,419
Investec Ltd.	411,939	2,934,707
RMB Holdings Ltd.	1,249,395	4,543,254

		13,997,380

ELECTRONICS – 0.53%
Reunert Ltd.	317,258	2,674,509

		2,674,509

ENGINEERING & CONSTRUCTION – 0.64%
Aveng Ltd.	662,767	3,219,729

		3,219,729

FOOD – 4.73%
Shoprite Holdings Ltd.	721,751	11,360,327
SPAR Group Ltd. (The)	304,556	4,144,007
Tiger Brands Ltd.	286,525	8,359,427

		23,863,761

FOREST PRODUCTS & PAPER – 0.73%
Sappi Ltd.[a]	953,307	3,664,077

		3,664,077

HEALTH CARE – PRODUCTS – 1.19%
Aspen Pharmacare Holdings Ltd.[a]	498,590	6,019,769

		6,019,769

HEALTH CARE – SERVICES – 1.23%
Life Healthcare Group Holdings Ltd.	1,291,151	3,235,834
Netcare Ltd.	1,530,226	2,951,677

		6,187,511

Security	Shares	Value
HOLDING COMPANIES – DIVERSIFIED – 6.61%
Barloworld Ltd.	367,044	$3,251,542
Bidvest Group Ltd.	551,004	12,352,567
Imperial Holdings Ltd.	316,382	5,232,537
Remgro Ltd.	767,230	12,487,254

		33,323,900

HOME FURNISHINGS – 1.24%
Steinhoff International Holdings Ltd.[a]	1,891,941	6,244,520

		6,244,520

INSURANCE – 4.35%
Discovery Holdings Ltd.	523,556	2,861,370
Liberty Holdings Ltd.	203,232	2,225,788
MMI Holdings Ltd.	1,864,566	4,459,773
Sanlam Ltd.	3,162,652	12,359,140

		21,906,071

INVESTMENT COMPANIES – 0.47%
RMI Holdings	1,313,489	2,385,347

		2,385,347

IRON & STEEL – 2.51%
ArcelorMittal South Africa Ltd.	315,506	2,794,981
Kumba Iron Ore Ltd.	142,569	9,869,370

		12,664,351

MEDIA – 7.09%
Naspers Ltd. Class N	683,426	35,740,775

		35,740,775

MINING – 20.04%
African Rainbow Minerals Ltd.	188,778	5,123,541
Anglo American Platinum Ltd.	116,654	9,759,017
AngloGold Ashanti Ltd.	675,323	30,684,438
Gold Fields Ltd.	1,276,551	21,340,449
Harmony Gold Mining Co. Ltd.	685,397	9,302,498
Impala Platinum Holdings Ltd.	894,980	22,987,191
Northam Platinum Ltd.	351,349	1,821,317

		101,018,451

OIL & GAS – 9.27%
Sasol Ltd.	965,644	46,704,125

		46,704,125

REAL ESTATE – 2.59%
Growthpoint Properties Ltd.	2,818,019	7,710,672
Redefine Properties Ltd.	4,524,102	5,365,250

		13,075,922

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2011

Security	Shares	Value
RETAIL – 5.30%
Foschini Group Ltd. (The)	361,861	$4,917,018
Massmart Holdings Ltd.	180,487	4,095,208
Pick’n Pay Stores Ltd.	382,447	2,068,315
Truworths International Ltd.	774,019	8,576,556
Woolworths Holdings Ltd.	1,356,413	7,064,298

		26,721,395

TELECOMMUNICATIONS – 14.44%
MTN Group Ltd.	3,004,023	61,911,095
Telkom South Africa Ltd.	460,776	2,356,961
Vodacom Group Ltd.	658,752	8,508,831

		72,776,887

TOTAL COMMON STOCKS
(Cost: $494,302,581)		503,166,582

SHORT-TERM INVESTMENTS – 0.00%

MONEY MARKET FUNDS – 0.00%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b,c]	17,026	17,026

		17,026

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,026)		17,026

TOTAL INVESTMENTS IN SECURITIES – 99.82% (Cost: $494,319,607)		503,183,608

Other Assets, Less Liabilities – 0.18%		918,641

NET ASSETS – 100.00%		$504,102,249

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 100.23%

AEROSPACE & DEFENSE – 0.36%
Aselsan Elektronik Sanayi ve TAS	383,541	$1,595,248

		1,595,248

AIRLINES – 1.21%
Turk Hava Yollari Anonim Ortakligi[a]	3,882,578	5,405,506

		5,405,506

AUTO MANUFACTURERS – 0.31%
Otokar Otomotiv Ve Savunma Sanayi AS	67,617	1,410,124

		1,410,124

AUTO PARTS & EQUIPMENT – 0.18%
Goodyear Lastikleri Turk AS	29,483	822,670

		822,670

BANKS – 39.90%
Akbank TAS[b]	9,709,341	36,198,283
Albaraka Turk Katilim Bankasi AS	1,520,319	1,514,430
Asya Katilim Bankasi ASa	4,005,290	4,479,747
Sekerbank TAS[b]	2,820,853	1,413,179
Turkiye Garanti Bankasi AS	16,991,733	61,962,688
Turkiye Halk Bankasi AS	2,528,092	15,831,409
Turkiye Is Bankasi AS	12,743,181	32,736,684
Turkiye Vakiflar Bankasi TAO Class D	6,067,333	10,956,649
Yapi ve Kredi Bankasi ASa	7,033,855	13,931,265

		179,024,334

BEVERAGES – 5.47%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,638,308	18,180,623
Coca-Cola Icecek AS	514,097	6,378,858

		24,559,481

BUILDING MATERIALS – 2.26%
Adana Cimento Sanayii TAS Class Ab	461,916	1,046,721
Afyon Cimento Sanayi TAS	6,101	401,604
Akcansa Cimento Sanayi ve TAS[b]	385,820	1,451,896
Baticim Bati Anodolu Cimento Sanayii AS	285,384	1,163,713
Bolu Cimento Sanayii AS	577,160	450,525
Bursa Cimento Fabrikasi AS	426,433	1,125,297
Cimsa Cimento Sanayi ve TAS	326,698	1,343,598
Goltas Goller Bolgesi Cimento Sanayi ve TAS	23,124	670,827
Konya Cimento Sanayii AS	8,015	1,048,186

Security	Shares	Value
Mardin Cimento Sanayii ve TAS	402,316	$1,429,603

		10,131,970

CHEMICALS – 1.05%
Advansa Sasa Polyester Sanayi ASa,b	871,568	761,572
Aksa Akrilik Kimya Sanayii ASb	670,923	1,602,414
Bagfas Bandirma Gubre Fabrikalari AS	14,575	1,231,104
Gubre Fabrikalari TAS[a]	168,324	1,117,815

		4,712,905

COMMERCIAL SERVICES – 1.10%
Ihlas Holding ASa,b	5,447,380	2,951,134
Koza Anadolu Metal Madencilik Isletmeleri ASa,b	789,036	1,971,843

		4,922,977

DISTRIBUTION & WHOLESALE – 0.42%
Aygaz AS	1	4
Bizim Toptan Satis Magazalari AS	146,570	1,865,584

		1,865,588

DIVERSIFIED FINANCIAL SERVICES – 0.96%
Is Finansal Fabrikasi ASa	1,092,803	636,590
Is Yatirim Menkul Degerler AS	628,606	556,596
Turkiye Sinai Kalkinma Bankasi ASb	2,918,786	3,094,510

		4,287,696

ELECTRIC – 0.63%
Akenerji Elektrik Uretim ASa,b	918,127	1,914,715
Zorlu Enerji Elektrik Uretim ASa,b	908,040	909,812

		2,824,527

ENGINEERING & CONSTRUCTION – 2.88%
Enka Insaat ve Sanayi AS	2,628,711	5,956,768
TAV Havalimanlari Holding ASa	1,322,392	5,438,550
Torunlar Gayrimenkul Yatirim Ortakligi ASb	541,595	1,545,927

		12,941,245

ENTERTAINMENT – 0.56%
Besiktas Futbol Yatirimlar Sanayi ve Ticaret ASa	96,632	477,348
Fenerbahce Sportif Hizmetler Sanayi ve TAS[b]	30,270	752,937
Galatasaray Sportif Sinai ve Ticari Yatirimlar AS	4,593	664,876

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
Trabzonspor Sportif Yatirim ve Ticaret AS	50,384	$613,419

		2,508,580

FOOD – 5.93%
Banvit Bandirma Vitaminli Yem Sanayii ASb	161,116	319,107
BIM Birlesik Magazalar AS	675,334	21,637,125
Kiler Alisveris Hizmetleri Gida Sanayi ve Ticaret ASa	164,876	354,407
Pinar Sut Mamulleri Sanayii AS	144,948	1,194,777
Tat Konserve Sanayii ASa,b	493,199	735,496
Ulker Biskuvi Sanayi ASb	763,449	2,374,868

		26,615,780

FOREST PRODUCTS & PAPER – 0.41%
Ipek Matbaacilik Sanayi ve TAS[a]	418,676	853,619
Kartonsan Karton Sanayi ve TAS	6,986	622,642
Tire Kutu Ve Kagit Sanayii ASa,b	644,719	375,568

		1,851,829

HOLDING COMPANIES – DIVERSIFIED – 8.36%
Akfen Holding ASa	351,748	1,704,799
Alarko Holding AS	540,391	912,902
Eczacibasi Yatirim Holding Ortakligi ASb	253,800	672,700
Haci Omer Sabanci Holding AS	4,126,591	14,615,486
KOC Holding AS	4,884,542	17,356,892
Yazicilar Holding AS	389,893	2,225,819

		37,488,598

HOME FURNISHINGS – 1.60%
Arcelik AS	1,639,600	5,730,696
Vestel Beyaz Esya Sanayi ve TAS	535,988	643,192
Vestel Elektronik Sanayi ve TAS[a]	675,908	818,973

		7,192,861

HOUSEWARES – 1.57%
Anadolu Cam Sanayii AS	708,269	1,192,379
Turkiye Sise ve Cam Fabrikalari AS	3,154,672	5,862,234

		7,054,613

INSURANCE – 0.98%
Aksigorta ASa,b	986,436	672,316
Anadolu Anonim Turk Sigorta Sirketi	1,813,412	855,657
Anadolu Hayat Emeklilik AS	483,617	887,422
Gunes Sigorta ASa	302,266	318,703

Security	Shares	Value
Yapi Kredi Sigorta ASb	225,645	$1,675,923

		4,410,021

IRON & STEEL – 2.88%
Eregli Demir ve Celik Fabrikalari TAS	4,347,800	8,383,316
Izmir Demir Celik Sanayi ASa,b	483,536	971,776
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Aa	1,492,908	826,180
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Ba	742,224	462,634
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da,b	4,641,532	2,271,218

		12,915,124

LODGING – 0.36%
Net Holding ASa,b	1,937,004	1,602,275

		1,602,275

MACHINERY – 0.49%
Turk Traktor ve Ziraat Makineleri ASb	108,415	2,204,109

		2,204,109

MANUFACTURING – 0.26%
Trakya Cam Sanayii AS	769,146	1,147,010

		1,147,010

MEDIA – 0.54%
Dogan Gazetecilik ASa	253,800	313,434
Dogan Yayin Holding ASa,b	4,029,762	1,525,847
Hurriyet Gazetecilik ve Matbaacilik ASa,b	1,112,208	602,542

		2,441,823

METAL FABRICATE & HARDWARE – 0.21%
Borusan Mannesmann Boru Sanayi ve TAS[a,b]	68,593	962,975

		962,975

MINING – 0.19%
Park Elektrik Uretim Madencilik Sanayi ve TAS[a,b]	479,960	833,181

		833,181

OIL & GAS – 4.27%
Turkiye Petrol Rafinerileri AS	1,013,063	19,179,534

		19,179,534

PHARMACEUTICALS – 0.68%
Deva Holding ASa	322,326	317,322
EIS Eczacibasi Ilac Sanayi ve TAS	1,325,400	1,575,054

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,270,973	$1,169,800

		3,062,176

REAL ESTATE – 1.47%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,057,200	6,598,974

		6,598,974

REAL ESTATE INVESTMENT TRUSTS – 1.02%
Akmerkez Gayrimenkul Yatirim Ortakligi ASa	167,058	1,566,792
Is Gayrimenkul Yatirim Ortakligi ASb	2,688,400	1,707,020
Sinpas Gayrimenkul Yatirim Ortakligi ASb	1,430,305	1,299,785

		4,573,597

RETAIL – 0.62%
Boyner Buyuk Magazacilik ASa,b	259,649	449,222
Dogus Otomotiv Servis ve TAS[a]	628,488	1,442,486
Turcas Petrolculuk ASb	543,974	893,605

		2,785,313

TELECOMMUNICATIONS – 10.77%
Nortel Networks Netas Telekomunikasyon ASb	18,614	1,257,813
Turk Telekomunikasyon AS	4,247,387	19,397,963
Turkcell Iletisim Hizmetleri ASa	6,230,102	27,654,663

		48,310,439

TEXTILES – 0.19%
Altinyildiz Mensucat ve Konfeksiyon Fabrikalari AS	80,652	845,680

		845,680

TRANSPORTATION – 0.14%
Celebi Hava Servisi AS	49,044	624,246

		624,246

TOTAL COMMON STOCKS
(Cost: $612,471,623)		449,713,009

SHORT-TERM INVESTMENTS – 7.39%

MONEY MARKET FUNDS – 7.39%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	30,709,644	30,709,644

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	2,380,380	$2,380,380
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	45,400	45,400

		33,135,424

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,135,424)		33,135,424

TOTAL INVESTMENTS IN SECURITIES – 107.62% (Cost: $645,607,047)		482,848,433

Other Assets, Less Liabilities – (7.62)%		(34,171,471)

NET ASSETS – 100.00%		$448,676,962

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.81%

ADVERTISING – 0.13%
Interpublic Group of Companies Inc. (The)	216	$1,864
Omnicom Group Inc.	127	5,150

		7,014

AEROSPACE & DEFENSE – 1.82%
Boeing Co. (The)	317	21,195
General Dynamics Corp.	143	9,164
Goodrich Corp.	56	4,994
L-3 Communications Holdings Inc.	48	3,255
Lockheed Martin Corp.	134	9,942
Northrop Grumman Corp.	126	6,882
Raytheon Co.	161	6,960
Rockwell Collins Inc.	68	3,431
United Technologies Corp.	393	29,180

		95,003

AGRICULTURE – 2.37%
Altria Group Inc.	950	25,830
Archer-Daniels-Midland Co.	283	8,060
Bunge Ltd.	67	4,336
Lorillard Inc.	65	7,242
Monsanto Co.	242	16,681
Philip Morris International Inc.	803	55,664
Reynolds American Inc.	158	5,936

		123,749

AIRLINES – 0.04%
Delta Air Lines Inc.[a]	88	663
Southwest Airlines Co.	80	689
United Continental Holdings Inc.[a]	36	669

		2,021

APPAREL – 0.58%
Coach Inc.	132	7,421
Nike Inc. Class B	165	14,297
Ralph Lauren Corp.	29	3,976
VF Corp.	40	4,683

		30,377

AUTO MANUFACTURERS – 0.61%
Ford Motor Co.[a]	1,599	17,781
General Motors Co.[a]	355	8,531
PACCAR Inc.	145	5,456

		31,768

Security	Shares	Value
AUTO PARTS & EQUIPMENT – 0.36%
Autoliv Inc.	40	$2,233
BorgWarner Inc.[a]	48	3,427
Goodyear Tire & Rubber Co. (The)[a]	120	1,495
Johnson Controls Inc.	304	9,691
TRW Automotive Holdings Corp.[a]	48	2,001

		18,847

BANKS – 5.99%
Bank of America Corp.	4,574	37,370
Bank of New York Mellon Corp. (The)	561	11,596
BB&T Corp.	308	6,865
Citigroup Inc.	1,311	40,706
Comerica Inc.	91	2,329
Fifth Third Bancorp	415	4,407
Goldman Sachs Group Inc. (The)	222	25,801
JPMorgan Chase & Co.	1,794	67,383
KeyCorp	430	2,855
M&T Bank Corp.	51	3,880
Northern Trust Corp.	96	3,689
PNC Financial Services Group Inc. (The)[b]	236	11,833
Regions Financial Corp.	581	2,638
State Street Corp.	224	7,956
SunTrust Banks Inc.	243	4,836
U.S. Bancorp	868	20,146
Wells Fargo & Co.	2,268	59,195

		313,485

BEVERAGES – 2.61%
Brown-Forman Corp. Class B NVS	40	2,870
Coca-Cola Co. (The)	930	65,518
Coca-Cola Enterprises Inc.	147	4,060
Constellation Brands Inc. Class Aa	88	1,740
Dr Pepper Snapple Group Inc.	100	3,848
Green Mountain Coffee Roasters Inc.[a]	59	6,180
Hansen Natural Corp.[a]	35	2,986
Molson Coors Brewing Co. Class B NVS	74	3,237
PepsiCo Inc.	713	45,939

		136,378

BIOTECHNOLOGY – 1.18%
Alexion Pharmaceuticals Inc.[a]	85	4,925
Amgen Inc.	421	23,325
Biogen Idec Inc.[a]	104	9,797
Celgene Corp.[a]	207	12,310

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
Human Genome Sciences Inc.[a]	88	$1,133
Illumina Inc.[a,c]	56	2,918
Life Technologies Corp.[a]	80	3,360
Vertex Pharmaceuticals Inc.[a]	90	4,074

		61,842

BUILDING MATERIALS – 0.05%
Martin Marietta Materials Inc.	20	1,417
Masco Corp.	160	1,419

		2,836

CHEMICALS – 2.10%
Air Products and Chemicals Inc.	96	7,860
Airgas Inc.	32	2,076
Celanese Corp. Series A	71	3,338
CF Industries Holdings Inc.	32	5,850
Dow Chemical Co. (The)	531	15,107
E.I. du Pont de Nemours and Co.	419	20,225
Eastman Chemical Co.	32	2,647
Ecolab Inc.	104	5,574
FMC Corp.	32	2,430
International Flavors & Fragrances Inc.	36	2,089
Lubrizol Corp.	29	3,908
LyondellBasell Industries NV Class A	128	4,435
Mosaic Co. (The)	124	8,820
PPG Industries Inc.	71	5,438
Praxair Inc.	137	13,493
Sherwin-Williams Co. (The)	40	3,030
Sigma-Aldrich Corp.	55	3,541

		109,861

COAL – 0.35%
Alpha Natural Resources Inc.[a]	104	3,439
Arch Coal Inc.	96	1,950
CONSOL Energy Inc.	102	4,657
Peabody Energy Corp.	120	5,856
Walter Energy Inc.	28	2,289

		18,191

COMMERCIAL SERVICES – 1.51%
Alliance Data Systems Corp.[a,c]	24	2,242
Apollo Group Inc. Class Aa	57	2,669
DeVry Inc.	28	1,237
Equifax Inc.	56	1,810
H&R Block Inc.	131	1,981

Security	Shares	Value
Hertz Global Holdings Inc.[a]	128	$1,434
Iron Mountain Inc.	80	2,603
Manpower Inc.	36	1,450
MasterCard Inc. Class A	48	15,826
McKesson Corp.	114	9,112
Moody’s Corp.	97	2,990
Pharmaceutical Product Development Inc.	48	1,511
Quanta Services Inc.[a]	92	1,765
R.R. Donnelley & Sons Co.	92	1,403
Robert Half International Inc.	64	1,531
SAIC Inc.[a,c]	133	1,995
Verisk Analytics Inc. Class Aa	59	2,056
Visa Inc. Class A	236	20,740
Western Union Co.	285	4,708

		79,063

COMPUTERS – 6.90%
Accenture PLC Class A	293	15,702
Apple Inc.[a]	417	160,474
Cognizant Technology Solutions Corp. Class Aa	137	8,693
Computer Sciences Corp.	68	2,085
Dell Inc.[a]	766	11,387
EMC Corp.[a]	924	20,873
Hewlett-Packard Co.	976	25,405
IHS Inc. Class Aa	20	1,552
International Business Machines Corp.	546	93,863
NetApp Inc.[a]	166	6,245
SanDisk Corp.[a]	108	3,958
Seagate Technology PLC	194	2,247
Synopsys Inc.[a]	64	1,656
Teradata Corp.[a]	76	3,979
Western Digital Corp.[a]	109	3,214

		361,333

COSMETICS & PERSONAL CARE – 2.10%
Avon Products Inc.	192	4,331
Colgate-Palmolive Co.	221	19,883
Estee Lauder Companies Inc. (The) Class A	54	5,274
Procter & Gamble Co. (The)	1,260	80,237

		109,725

DISTRIBUTION & WHOLESALE – 0.23%
Fastenal Co.	128	4,286
Genuine Parts Co.	72	3,961

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
W.W. Grainger Inc.	26	$4,007

		12,254

DIVERSIFIED FINANCIAL SERVICES – 2.19%
American Express Co.	490	24,358
Ameriprise Financial Inc.	106	4,844
BlackRock Inc.[b]	42	6,920
Capital One Financial Corp.	206	9,486
Charles Schwab Corp. (The)	460	5,672
CIT Group Inc.[a]	88	3,042
CME Group Inc.	28	7,479
Discover Financial Services	250	6,290
Eaton Vance Corp.	59	1,440
Franklin Resources Inc.	69	8,275
IntercontinentalExchange Inc.[a]	33	3,892
Invesco Ltd.	209	3,825
Jefferies Group Inc.	63	1,034
Legg Mason Inc.	63	1,794
Morgan Stanley	628	10,990
NASDAQ OMX Group Inc. (The)[a]	53	1,256
NYSE Euronext Inc.	116	3,164
SLM Corp.	239	3,281
T. Rowe Price Group Inc.	115	6,150
TD Ameritrade Holding Corp.	99	1,523

		114,715

ELECTRIC – 3.35%
AES Corp. (The)[a]	296	3,215
Alliant Energy Corp.	48	1,947
Ameren Corp.	113	3,419
American Electric Power Co. Inc.	219	8,460
Calpine Corp.[a]	138	2,033
CenterPoint Energy Inc.	183	3,662
Consolidated Edison Inc.	132	7,420
Constellation Energy Group Inc.	87	3,349
Dominion Resources Inc.	260	12,672
DTE Energy Co.	77	3,893
Duke Energy Corp.	600	11,346
Edison International	143	5,318
Entergy Corp.	80	5,217
Exelon Corp.	298	12,850
FirstEnergy Corp.	190	8,407
Integrys Energy Group Inc.	38	1,903
MDU Resources Group Inc.	80	1,707

Security	Shares	Value
NextEra Energy Inc.	180	$10,210
Northeast Utilities	84	2,915
NRG Energy Inc.[a]	112	2,625
NSTAR	48	2,195
Pepco Holdings Inc.	96	1,870
PG&E Corp.	180	7,623
Pinnacle West Capital Corp.	48	2,123
PPL Corp.	261	7,538
Progress Energy Inc.	133	6,490
Public Service Enterprise Group Inc.	232	7,918
SCANA Corp.	59	2,373
Southern Co.	383	15,841
Wisconsin Energy Corp.	104	3,290
Xcel Energy Inc.	219	5,403

		175,232

ELECTRICAL COMPONENTS & EQUIPMENT – 0.40%
AMETEK Inc.	72	2,814
Emerson Electric Co.	338	15,734
Energizer Holdings Inc.[a]	32	2,415

		20,963

ELECTRONICS – 0.73%
Agilent Technologies Inc.[a]	159	5,862
Amphenol Corp. Class A	82	3,852
Arrow Electronics Inc.[a]	52	1,623
Avnet Inc.[a]	68	1,784
Dolby Laboratories Inc. Class Aa	24	806
Flextronics International Ltd.[a,c]	360	2,070
FLIR Systems Inc.	68	1,759
Garmin Ltd.[c]	52	1,744
TE Connectivity Ltd.	195	5,971
Thermo Fisher Scientific Inc.[a]	173	9,503
Waters Corp.[a]	41	3,275

		38,249

ENERGY – ALTERNATE SOURCES – 0.05%
First Solar Inc.[a,c]	27	2,699

		2,699

ENGINEERING & CONSTRUCTION – 0.22%
Fluor Corp.	80	4,858
Foster Wheeler AGa	56	1,375
Jacobs Engineering Group Inc.[a]	56	2,085
KBR Inc.	72	2,164

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
URS Corp.[a]	36	$1,262

		11,744
ENTERTAINMENT – 0.04%
International Game Technology	132	2,014

		2,014
ENVIRONMENTAL CONTROL – 0.27%
Republic Services Inc.	137	4,160
Stericycle Inc.[a,c]	37	3,245
Waste Management Inc.	203	6,707

		14,112
FOOD – 1.93%
Campbell Soup Co.	87	2,773
ConAgra Foods Inc.	184	4,493
General Mills Inc.	288	10,918
H.J. Heinz Co.	145	7,633
Hershey Co. (The)	77	4,516
Hormel Foods Corp.	64	1,767
J.M. Smucker Co. (The)	52	3,749
Kellogg Co.	115	6,247
Kraft Foods Inc. Class A	754	26,405
Kroger Co. (The)	260	6,126
McCormick & Co. Inc. NVS	52	2,485
Ralcorp Holdings Inc.[a]	24	2,078
Safeway Inc.	159	2,914
Sara Lee Corp.	251	4,528
Sysco Corp.	263	7,345
Tyson Foods Inc. Class A	143	2,498
Whole Foods Market Inc.	68	4,490

		100,965
FOREST PRODUCTS & PAPER – 0.35%
International Paper Co.	190	5,158
MeadWestvaco Corp.	76	2,092
Plum Creek Timber Co. Inc.[c]	72	2,734
Rayonier Inc.	53	2,223
Rock-Tenn Co. Class A	33	1,771
Weyerhaeuser Co.	240	4,327

		18,305
GAS – 0.19%
Energen Corp.	32	1,571
NiSource Inc.	132	2,820

Security	Shares	Value
Sempra Energy	104	$5,462

		9,853

HAND & MACHINE TOOLS – 0.09%
Stanley Black & Decker Inc.	73	4,525

		4,525

HEALTH CARE – PRODUCTS – 3.50%
Baxter International Inc.	257	14,387
Becton, Dickinson and Co.	99	8,057
Boston Scientific Corp.[a]	706	4,787
C.R. Bard Inc.	39	3,715
CareFusion Corp.[a]	101	2,587
Covidien PLC	224	11,688
DENTSPLY International Inc.	64	2,253
Edwards Lifesciences Corp.[a,c]	52	3,923
Henry Schein Inc.[a]	42	2,768
Hologic Inc.[a]	112	1,864
Intuitive Surgical Inc.[a]	17	6,483
Johnson & Johnson	1,237	81,394
Medtronic Inc.	483	16,939
Patterson Companies Inc.	49	1,432
St. Jude Medical Inc.	148	6,740
Stryker Corp.	132	6,447
Varian Medical Systems Inc.[a,c]	51	2,905
Zimmer Holdings Inc.[a]	87	4,949

		183,318

HEALTH CARE – SERVICES – 1.19%
Aetna Inc.	171	6,845
Covance Inc.[a]	28	1,388
Coventry Health Care Inc.[a]	64	2,104
DaVita Inc.[a]	44	3,238
HCA Holdings Inc.[a]	70	1,402
Humana Inc.	76	5,901
Laboratory Corp. of America Holdings[a,c]	44	3,675
Quest Diagnostics Inc.	74	3,705
UnitedHealth Group Inc.	489	23,237
WellPoint Inc.	166	10,508

		62,003

HOLDING COMPANIES – DIVERSIFIED – 0.05%
Leucadia National Corp.	94	2,785

		2,785

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
HOME BUILDERS – 0.06%
D.R. Horton Inc.	128	$1,347
Pulte Group Inc.[a]	154	739
Toll Brothers Inc.[a]	75	1,289

		3,375

HOME FURNISHINGS – 0.04%
Whirlpool Corp.	36	2,257

		2,257

HOUSEHOLD PRODUCTS & WARES – 0.51%
Avery Dennison Corp.	44	1,281
Church & Dwight Co. Inc.	64	2,787
Clorox Co. (The)	60	4,182
Fortune Brands Inc.	63	3,598
Fossil Inc.[a]	24	2,319
Kimberly-Clark Corp.	177	12,241

		26,408

HOUSEWARES – 0.03%
Newell Rubbermaid Inc.	124	1,716

		1,716

INSURANCE – 3.31%
ACE Ltd.	152	9,816
Aflac Inc.	212	7,997
Allstate Corp. (The)	238	6,243
American International Group Inc.[a]	216	5,471
Aon Corp.	134	6,262
Arch Capital Group Ltd.[a]	61	2,054
Assurant Inc.	43	1,512
Axis Capital Holdings Ltd.	51	1,462
Berkshire Hathaway Inc. Class Ba	407	29,711
Chubb Corp. (The)	132	8,169
CIGNA Corp.	120	5,609
Cincinnati Financial Corp.	68	1,898
Everest Re Group Ltd.	24	1,937
Fidelity National Financial Inc. Class A	96	1,631
Genworth Financial Inc. Class Aa	216	1,492
Hartford Financial Services Group Inc. (The)	197	3,771
Lincoln National Corp.	144	2,988
Loews Corp.	145	5,455
Marsh & McLennan Companies Inc.	247	7,341
MetLife Inc.	476	15,994
Old Republic International Corp.	108	1,073
PartnerRe Ltd.	28	1,596

Security	Shares	Value
Principal Financial Group Inc.	150	$3,804
Progressive Corp. (The)	284	5,447
Prudential Financial Inc.	219	10,996
RenaissanceRe Holdings Ltd.	23	1,508
Torchmark Corp.	48	1,834
Travelers Companies Inc. (The)	189	9,537
Unum Group	137	3,225
W.R. Berkley Corp.	54	1,668
Willis Group Holdings PLC[c]	76	2,974
XL Group PLC	139	2,893

		173,368

INTERNET – 3.01%
Akamai Technologies Inc.[a]	88	1,931
Amazon.com Inc.[a]	163	35,092
eBay Inc.[a]	527	16,269
Expedia Inc.	88	2,667
F5 Networks Inc.[a]	36	2,938
Google Inc. Class Aa	114	61,669
Liberty Media Corp. – Liberty Interactive Group Series Aa	252	3,987
Netflix Inc.[a]	23	5,405
Priceline.com Inc.[a]	22	11,820
Symantec Corp.[a]	341	5,848
VeriSign Inc.	72	2,243
Yahoo! Inc.[a]	557	7,578

		157,447

IRON & STEEL – 0.28%
Allegheny Technologies Inc.	46	2,306
Cliffs Natural Resources Inc.	65	5,385
Nucor Corp.	140	5,051
United States Steel Corp.	64	1,928

		14,670

LEISURE TIME – 0.24%
Carnival Corp.	206	6,804
Harley-Davidson Inc.	104	4,021
Royal Caribbean Cruises Ltd.	60	1,557

		12,382

LODGING – 0.44%
Las Vegas Sands Corp.[a]	164	7,637
Marriott International Inc. Class A	132	3,865
MGM Resorts International[a]	154	1,705
Starwood Hotels & Resorts Worldwide Inc.	90	4,010

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
Wynn Resorts Ltd.	37	$5,725

		22,942

MACHINERY – 1.18%
AGCO Corp.[a]	46	1,971
Caterpillar Inc.	291	26,481
Cummins Inc.	84	7,805
Deere & Co.	188	15,194
Flowserve Corp.	24	2,264
Joy Global Inc.	48	4,006
Rockwell Automation Inc.	64	4,104

		61,825

MANUFACTURING – 3.65%
3M Co.	304	25,226
Cooper Industries PLC	76	3,601
Danaher Corp.	256	11,727
Dover Corp.	84	4,832
Eaton Corp.	146	6,271
General Electric Co.	4,786	78,060
Honeywell International Inc.	338	16,160
Illinois Tool Works Inc.	206	9,587
Ingersoll-Rand PLC	152	5,094
ITT Corp.	82	3,882
Leggett & Platt Inc.	64	1,420
Pall Corp.	52	2,659
Parker Hannifin Corp.	72	5,287
Pentair Inc.	48	1,647
Roper Industries Inc.	44	3,386
SPX Corp.	25	1,422
Textron Inc.	120	2,024
Tyco International Ltd.	211	8,773

		191,058

MEDIA – 3.00%
Cablevision NY Group Class A	94	1,698
CBS Corp. Class B NVS	284	7,114
Comcast Corp. Class A	941	20,241
Comcast Corp. Class A Special	303	6,411
DIRECTV Class Aa	346	15,214
Discovery Communications Inc. Series Aa	60	2,537
Discovery Communications Inc. Series Ca	64	2,529
DISH Network Corp. Class Aa	93	2,312

Security	Shares	Value
Liberty Global Inc. Series Aa	56	$2,262
Liberty Global Inc. Series Ca	52	2,007
McGraw-Hill Companies Inc. (The)	140	5,895
News Corp. Class A NVS	817	14,110
News Corp. Class B	196	3,406
Nielsen Holdings NVa	41	1,216
Scripps Networks Interactive Inc. Class A	40	1,714
Sirius XM Radio Inc.[a]	1,688	3,038
Time Warner Cable Inc.	152	9,956
Time Warner Inc.	483	15,292
Viacom Inc. Class B NVS	242	11,674
Walt Disney Co. (The)	810	27,589
Washington Post Co. (The) Class B	2	711

		156,926

METAL FABRICATE & HARDWARE – 0.21%
Precision Castparts Corp.	66	10,814

		10,814

MINING – 0.81%
Alcoa Inc.	489	6,264
Freeport-McMoRan Copper & Gold Inc.	428	20,176
Newmont Mining Corp.	225	14,089
Vulcan Materials Co.[c]	56	1,962

		42,491

OFFICE & BUSINESS EQUIPMENT – 0.14%
Pitney Bowes Inc.	92	1,868
Xerox Corp.	633	5,254

		7,122

OIL & GAS – 9.53%
Anadarko Petroleum Corp.	224	16,520
Apache Corp.	173	17,831
Cabot Oil & Gas Corp.	48	3,641
Chesapeake Energy Corp.	296	9,587
Chevron Corp.	907	89,711
Cimarex Energy Co.	40	2,844
Concho Resources Inc.[a]	44	3,826
ConocoPhillips	606	41,250
Continental Resources Inc.[a]	21	1,174
Denbury Resources Inc.[a]	185	2,951
Devon Energy Corp.	181	12,277
Diamond Offshore Drilling Inc.	31	1,976
EOG Resources Inc.	121	11,203
EQT Corp.	65	3,888

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
Exxon Mobil Corp.	2,223	$164,591
Helmerich & Payne Inc.	48	2,737
Hess Corp.	138	8,189
HollyFrontier Corp.	47	3,373
Marathon Oil Corp.	318	8,561
Marathon Petroleum Corp.	157	5,818
Murphy Oil Corp.	85	4,554
Nabors Industries Ltd.[a]	124	2,287
Newfield Exploration Co.[a]	60	3,063
Noble Corp.[a]	116	3,916
Noble Energy Inc.	80	7,069
Occidental Petroleum Corp.	368	31,920
Pioneer Natural Resources Co.	47	3,674
Plains Exploration & Production Co.[a]	60	1,765
QEP Resources Inc.	84	2,958
Range Resources Corp.	72	4,663
Rowan Companies Inc.[a]	60	2,164
Southwestern Energy Co.[a]	159	6,034
Sunoco Inc.	52	1,983
Ultra Petroleum Corp.[a]	68	2,278
Valero Energy Corp.	260	5,907
Whiting Petroleum Corp.[a]	53	2,497

		498,680

OIL & GAS SERVICES – 2.04%
Baker Hughes Inc.	195	11,916
Cameron International Corp.[a]	113	5,872
FMC Technologies Inc.[a]	110	4,891
Halliburton Co.	410	18,192
National Oilwell Varco Inc.	191	12,629
Schlumberger Ltd.	612	47,809
Weatherford International Ltd.[a]	332	5,687

		106,996

PACKAGING & CONTAINERS – 0.15%
Ball Corp.	72	2,586
Crown Holdings Inc.[a]	72	2,554
Owens-Illinois Inc.[a]	76	1,440
Sealed Air Corp.	72	1,326

		7,906

PHARMACEUTICALS – 5.36%
Abbott Laboratories	700	36,757
Allergan Inc.	140	11,453
AmerisourceBergen Corp.	121	4,789

Security	Shares	Value
Bristol-Myers Squibb Co.	767	$22,818
Cardinal Health Inc.	160	6,800
Cephalon Inc.[a,c]	36	2,903
Eli Lilly and Co.	468	17,555
Express Scripts Inc.[a]	227	10,655
Forest Laboratories Inc.[a]	132	4,520
Gilead Sciences Inc.[a]	355	14,159
Hospira Inc.[a]	78	3,604
Mead Johnson Nutrition Co. Class A	92	6,555
Medco Health Solutions Inc.[a]	180	9,745
Merck & Co. Inc.	1,393	46,136
Mylan Inc.[a]	199	4,131
Omnicare Inc.	52	1,545
Perrigo Co.	39	3,695
Pfizer Inc.	3,566	67,683
Warner Chilcott PLC Class A	63	1,075
Watson Pharmaceuticals Inc.[a]	57	3,826

		280,404

PIPELINES – 0.55%
El Paso Corp.	347	6,642
Kinder Morgan Inc.	50	1,293
Kinder Morgan Management LLC[a]	41	2,480
ONEOK Inc.	48	3,403
Spectra Energy Corp.	292	7,583
Williams Companies Inc. (The)	265	7,152

		28,553

REAL ESTATE – 0.04%
CB Richard Ellis Group Inc. Class Aa	132	2,001

		2,001

REAL ESTATE INVESTMENT TRUSTS – 1.94%
Annaly Capital Management Inc.	430	7,796
AvalonBay Communities Inc.	42	5,728
Boston Properties Inc.	65	6,779
Duke Realty Corp.	122	1,448
Equity Residential	133	8,137
Federal Realty Investment Trust	28	2,535
General Growth Properties Inc.	196	2,674
HCP Inc.[c]	183	6,822
Health Care REIT Inc.	80	4,077
Host Hotels & Resorts Inc.	310	3,667
Kimco Realty Corp.	191	3,381
Liberty Property Trust	56	1,901

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
Macerich Co. (The)	60	$2,942
ProLogis Inc.	205	5,582
Public Storage	65	8,043
Regency Centers Corp.	40	1,650
Simon Property Group Inc.	132	15,510
Ventas Inc.	124	6,632
Vornado Realty Trust	75	6,443

		101,747

RETAIL – 5.95%
Abercrombie & Fitch Co. Class A	40	2,544
Advance Auto Parts Inc.	34	2,065
AutoZone Inc.[a,c]	11	3,377
Bed Bath & Beyond Inc.[a]	111	6,311
Best Buy Co. Inc.	149	3,813
CarMax Inc.[a]	100	2,811
Chipotle Mexican Grill Inc.[a,c]	14	4,387
Costco Wholesale Corp.	197	15,472
CVS Caremark Corp.	612	21,977
Darden Restaurants Inc.	60	2,886
Dollar General Corp.[a]	48	1,757
Dollar Tree Inc.[a]	55	3,928
Family Dollar Stores Inc.	54	2,883
GameStop Corp. Class Aa,c	68	1,627
Gap Inc. (The)	184	3,040
Home Depot Inc. (The)	721	24,067
J.C. Penney Co. Inc.	72	1,917
Kohl’s Corp.	124	5,746
Limited Brands Inc.	120	4,529
Lowe’s Companies Inc.	592	11,799
Lululemon Athletica Inc.[a,c]	43	2,353
Macy’s Inc.	188	4,879
McDonald’s Corp.	468	42,335
Nordstrom Inc.	79	3,591
O’Reilly Automotive Inc.[a]	64	4,152
PetSmart Inc.	50	2,109
Ross Stores Inc.	52	3,979
Sears Holdings Corp.[a,c]	20	1,198
Staples Inc.	328	4,835
Starbucks Corp.	337	13,015
Target Corp.	295	15,243
Tiffany & Co.	56	4,030
TJX Companies Inc. (The)	174	9,504

Security	Shares	Value
Urban Outfitters Inc.[a]	56	$1,466
Wal-Mart Stores Inc.	860	45,761
Walgreen Co.	413	14,542
Yum! Brands Inc.	208	11,309

		311,237

SAVINGS & LOANS – 0.11%
Hudson City Bancorp Inc.	213	1,323
New York Community Bancorp Inc.	199	2,549
People’s United Financial Inc.	164	1,927

		5,799

SEMICONDUCTORS – 2.37%
Advanced Micro Devices Inc.[a,c]	252	1,721
Altera Corp.	146	5,313
Analog Devices Inc.	136	4,491
Applied Materials Inc.	604	6,837
Avago Technologies Ltd.	95	3,145
Broadcom Corp. Class Aa	218	7,772
Cree Inc.[a,c]	49	1,589
Intel Corp.	2,393	48,171
KLA-Tencor Corp.	76	2,788
Lam Research Corp.[a]	56	2,081
Linear Technology Corp.	100	2,863
LSI Corp.[a]	288	1,961
Marvell Technology Group Ltd.[a]	232	3,051
Maxim Integrated Products Inc.	136	3,135
Microchip Technology Inc.	88	2,888
Micron Technology Inc.[a]	417	2,465
National Semiconductor Corp.	115	2,864
NVIDIA Corp.[a]	272	3,620
Texas Instruments Inc.	524	13,734
Xilinx Inc.	115	3,581

		124,070

SOFTWARE – 4.26%
Activision Blizzard Inc.	230	2,723
Adobe Systems Inc.[a]	232	5,856
Autodesk Inc.[a]	100	2,820
Automatic Data Processing Inc.	226	11,307
BMC Software Inc.[a]	80	3,249
CA Inc.	184	3,862
Cerner Corp.[a,c]	64	4,221
Citrix Systems Inc.[a]	85	5,137
Dun & Bradstreet Corp. (The)	24	1,605

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

Security	Shares	Value
Electronic Arts Inc.[a]	156	$3,522
Fidelity National Information Services Inc.	110	3,100
Fiserv Inc.[a]	63	3,517
Intuit Inc.[a]	132	6,512
Microsoft Corp.	3,426	91,132
Nuance Communications Inc.[a]	110	2,042
Oracle Corp.	1,827	51,284
Paychex Inc.	147	3,966
Red Hat Inc.[a]	84	3,321
Salesforce.com Inc.[a]	58	7,467
SEI Investments Co.	75	1,283
Total System Services Inc.	76	1,379
VMware Inc. Class Aa	38	3,586

		222,891

TELECOMMUNICATIONS – 5.25%
American Tower Corp. Class Aa	179	9,641
AT&T Inc.	2,672	76,099
CenturyLink Inc.	278	10,050
Cisco Systems Inc.	2,483	38,933
Corning Inc.	704	10,581
Crown Castle International Corp.[a]	134	5,820
Frontier Communications Corp.	440	3,296
Harris Corp.	60	2,421
Juniper Networks Inc.[a]	244	5,107
MetroPCS Communications Inc.[a]	108	1,205
Motorola Mobility Holdings Inc.[a]	128	4,828
Motorola Solutions Inc.[a]	138	5,808
NII Holdings Inc.[a]	79	3,044
QUALCOMM Inc.	754	38,801
SBA Communications Corp. Class Aa	48	1,814
Sprint Nextel Corp.[a]	1,332	5,008
Verizon Communications Inc.	1,277	46,189
Virgin Media Inc.	134	3,398
Windstream Corp.	223	2,832

		274,875

TEXTILES – 0.06%
Cintas Corp.	60	1,919
Mohawk Industries Inc.[a]	24	1,189

		3,108

TOYS, GAMES & HOBBIES – 0.12%
Hasbro Inc.	56	2,170

Security	Shares	Value
Mattel Inc.	160	$4,299

		6,469

TRANSPORTATION – 1.65%
C.H. Robinson Worldwide Inc.	72	5,076
CSX Corp.	497	10,904
Expeditors International of Washington Inc.	96	4,368
FedEx Corp.	136	10,706
J.B. Hunt Transport Services Inc.	47	1,889
Norfolk Southern Corp.	159	10,761
Union Pacific Corp.	221	20,370
United Parcel Service Inc. Class B	333	22,441

		86,515

WATER – 0.04%
American Water Works Co. Inc.	76	2,263

		2,263

TOTAL COMMON STOCKS (Cost: $5,076,378)		5,223,544

SHORT-TERM INVESTMENTS – 0.62%

MONEY MARKET FUNDS – 0.62%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.16%[b,d,e]	19,224	19,224
BlackRock Cash Funds: Prime, SL Agency Shares 0.17%[b,d,e]	1,490	1,490
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[b,d]	11,571	11,571

		32,285

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,285)		32,285

TOTAL INVESTMENTS IN SECURITIES – 100.43% (Cost: $5,108,663)		5,255,829

Other Assets, Less Liabilities – (0.43)%		(22,348)

NET ASSETS – 100.00%		$5,233,481

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2011

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2011

	iShares MSCI Brazil Index Fund	iShares MSCI Canada Index Fund	iShares MSCI Chile Investable Market Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$8,059,302,075	$5,141,729,136	$531,132,101
Affiliated (Note 2)	5,434,287	24,813,255	578,354

Total cost of investments	$8,064,736,362	$5,166,542,391	$531,710,455

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$11,238,311,437	$5,085,803,595	$707,324,521
Affiliated (Note 2)	5,434,287	24,813,255	578,354

Total fair value of investments	11,243,745,724	5,110,616,850	707,902,875
Foreign currencies, at value[b]	68,190,315	8,305,087	69,561
Cash	–	2,397	–
Receivables:
Investment securities sold	–	35,866,766	28,897,321
Dividends and interest	58,583,032	5,989,061	86,700
Capital shares sold	–	291,726	–

Total Assets	11,370,519,071	5,161,071,887	736,956,457

LIABILITIES
Payables:
Investment securities purchased	32,947,680	41,877,967	28,582,911
Collateral for securities on loan (Note 5)	–	24,486,823	–
Investment advisory fees (Note 2)	5,449,930	2,160,563	355,581

Total Liabilities	38,397,610	68,525,353	28,938,492

NET ASSETS	$11,332,121,461	$5,092,546,534	$708,017,965

Net assets consist of:
Paid-in capital	$9,078,372,839	$5,374,302,708	$571,097,266
Undistributed (distributions in excess of) net investment income	(237,401,416)	15,657,081	(2,119)
Accumulated net realized loss	(690,697,655)	(241,569,337)	(39,266,796)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,181,847,693	(55,843,918)	176,189,614

NET ASSETS	$11,332,121,461	$5,092,546,534	$708,017,965

Shares outstanding[c]	174,350,000	170,400,000	10,550,000

Net asset value per share	$65.00	$29.89	$67.11

[a]	Securities on loan with values of $ –, $18,792,388 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $67,694,550, $8,250,563 and $68,978, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 340.2 million and 200 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2011

	iShares MSCI Israel Capped Investable Market Index Fund	iShares MSCI Mexico Investable Market Index Fund	iShares MSCI South Africa Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$104,926,470	$1,341,415,537	$494,302,581
Affiliated (Note 2)	1,428,746	40,711,700	17,026

Total cost of investments	$106,355,216	$1,382,127,237	$494,319,607

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$77,826,401	$1,243,195,445	$503,166,582
Affiliated (Note 2)	1,428,746	40,711,700	17,026

Total fair value of investments	79,255,147	1,283,907,145	503,183,608
Foreign currencies, at value[b]	112,721	1,449,167	921,003
Receivables:
Investment securities sold	937,449	12,205,528	–
Due from custodian (Note 4)	37,605	–	–
Dividends and interest	55,364	25,436	346,885

Total Assets	80,398,286	1,297,587,276	504,451,496

LIABILITIES
Payables:
Investment securities purchased	858,769	12,678,883	96,241
Collateral for securities on loan (Note 5)	1,365,832	40,629,524	–
Capital shares redeemed	107,990	–	–
Investment advisory fees (Note 2)	48,182	548,048	253,006

Total Liabilities	2,380,773	53,856,455	349,247

NET ASSETS	$78,017,513	$1,243,730,821	$504,102,249

Net assets consist of:
Paid-in capital	$126,863,218	$1,394,666,107	$549,802,434
Undistributed (distributions in excess of) net investment income	(151,592)	3,926,939	(2,758,650)
Undistributed net realized gain (accumulated net realized loss)	(21,594,751)	(56,617,041)	(51,821,485)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(27,099,362)	(98,245,184)	8,879,950

NET ASSETS	$78,017,513	$1,243,730,821	$504,102,249

Shares outstanding[c]	1,700,000	21,300,000	7,300,000

Net asset value per share	$45.89	$58.39	$69.06

[a]	Securities on loan with values of $1,345,883, $39,427,340 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $112,387, $1,474,259 and $906,366, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 255 million and 400 million, respectively.

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2011

	iShares MSCI Turkey Investable Market Index Fund	iShares MSCI USA Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$612,471,623	$5,056,692
Affiliated (Note 2)	33,135,424	51,971

Total cost of investments	$645,607,047	$5,108,663

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$449,713,009	$5,204,791
Affiliated (Note 2)	33,135,424	51,038

Total fair value of investments	482,848,433	5,255,829
Foreign currencies, at value[b]	139,969	–
Receivables:
Investment securities sold	1,092,173	105,887
Dividends and interest	45,369	8,029

Total Assets	484,125,944	5,369,745

LIABILITIES
Payables:
Investment securities purchased	2,131,308	115,174
Collateral for securities on loan (Note 5)	33,090,024	20,714
Investment advisory fees (Note 2)	227,650	376

Total Liabilities	35,448,982	136,264

NET ASSETS	$448,676,962	$5,233,481

Net assets consist of:
Paid-in capital	$634,158,901	$5,086,597
Undistributed (distributions in excess of) net investment income	(695,924)	10,966
Undistributed net realized gain	(22,014,620)	(11,248)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(162,771,395)	147,166

NET ASSETS	$448,676,962	$5,233,481

Shares outstanding[c]	9,400,000	200,000

Net asset value per share	$47.73	$26.17

[a]	Securities on loan with values of $31,787,325 and $20,323, respectively. See Note 5.
[b]	Cost of foreign currencies: $143,270 and $ –, respectively.
[c]	$0.001 par value, number of shares authorized: 200 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Brazil Index Fund	iShares MSCI Canada Index Fund	iShares MSCI Chile Investable Market Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$437,936,890	$112,147,088	$16,534,431
Interest – affiliated (Note 2)	11,824	2,295	951
Securities lending income – affiliated (Note 2)	1,392	240,228	–

Total investment income	437,950,106	112,389,611	16,535,382

EXPENSES
Investment advisory fees (Note 2)	70,082,394	26,198,533	5,158,425

Total expenses	70,082,394	26,198,533	5,158,425

Net investment income	367,867,712	86,191,078	11,376,957

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	7,033,814	(91,023,222)	(12,834,946)
In-kind redemptions – unaffiliated	–	273,518,007	–
Foreign currency transactions	6,679,221	539,819	(13,185)

Net realized gain (loss)	13,713,035	183,034,604	(12,848,131)

Net change in unrealized appreciation/depreciation on:
Investments	(649,466,410)	228,754,738	(7,546,542)
Translation of assets and liabilities in foreign currencies	1,584,147	277,185	(2,329)

Net change in unrealized appreciation/depreciation	(647,882,263)	229,031,923	(7,548,871)

Net realized and unrealized gain (loss)	(634,169,228)	412,066,527	(20,397,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(266,301,516)	$498,257,605	$(9,020,045)

[a]	Net of foreign withholding tax of $37,314,025, $18,536,922 and $5,562,793, respectively.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Israel Capped Investable Market Index Fund	iShares MSCI Mexico Investable Market Index Fund	iShares MSCI South Africa Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$3,841,790	$29,020,621	$18,375,546
Interest – affiliated (Note 2)	62	380	212
Securities lending income – affiliated (Note 2)	54,464	506,551	65,315

Total investment income	3,896,316	29,527,552	18,441,073

EXPENSES
Investment advisory fees (Note 2)	743,548	8,188,227	3,648,638

Total expenses	743,548	8,188,227	3,648,638

Net investment income	3,152,768	21,339,325	14,792,435

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(3,395,215)	(16,642,582)	(7,560,055)
In-kind redemptions – unaffiliated	2,659,067	196,250,437	50,669,633
Foreign currency transactions	22,369	(22,104)	107,130

Net realized gain (loss)	(713,779)	179,585,751	43,216,708

Net change in unrealized appreciation/depreciation on:
Investments	(3,186,260)	111,496,211	45,020,073
Translation of assets and liabilities in foreign currencies	863	41,393	15,280

Net change in unrealized appreciation/depreciation	(3,185,397)	111,537,604	45,035,353

Net realized and unrealized gain (loss)	(3,899,176)	291,123,355	88,252,061

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(746,408)	$312,462,680	$103,044,496

[a]	Net of foreign withholding tax of $779,750, $ – and $ –, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Turkey Investable Market Index Fund	iShares MSCI USA Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$12,373,264	$38,788
Dividends – affiliated (Note 2)	–	173
Interest – affiliated (Note 2)	368	2
Securities lending income – affiliated (Note 2)	553,611	93

Total investment income	12,927,243	39,056

EXPENSES
Investment advisory fees (Note 2)	4,021,933	2,853

Total expenses	4,021,933	2,853

Net investment income	8,905,310	36,203

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(11,831,411)	(10,478)
In-kind redemptions – unaffiliated	82,935,549	22,019
In-kind redemptions – affiliated (Note 2)	–	(662)
Foreign currency transactions	137,136	–

Net realized gain	71,241,274	10,879

Net change in unrealized appreciation/depreciation on:
Investments	(215,324,265)	393,770
Translation of assets and liabilities in foreign currencies	(19,438)	–

Net change in unrealized appreciation/depreciation	(215,343,703)	393,770

Net realized and unrealized gain (loss)	(144,102,429)	404,649

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(135,197,119)	$440,852

[a]	Net of foreign withholding tax of $1,996,476 and $2, respectively.

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Brazil Index Fund		iShares MSCI Canada Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$367,867,712	$228,419,252	$86,191,078	$51,900,908
Net realized gain	13,713,035	372,816,382	183,034,604	109,004,495
Net change in unrealized appreciation/depreciation	(647,882,263)	1,246,032,535	229,031,923	93,342,915

Net increase (decrease) in net assets resulting from operations	(266,301,516)	1,847,268,169	498,257,605	254,248,318

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(577,419,673)	(384,786,885)	(84,459,614)	(50,623,009)

Total distributions to shareholders	(577,419,673)	(384,786,885)	(84,459,614)	(50,623,009)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,935,390,134	6,659,059	2,412,404,012	1,858,101,617
Cost of shares redeemed	–	(1,006,054,310)	(1,180,897,966)	(1,008,121,985)

Net increase (decrease) in net assets from capital share transactions	2,935,390,134	(999,395,251)	1,231,506,046	849,979,632

INCREASE IN NET ASSETS	2,091,668,945	463,086,033	1,645,304,037	1,053,604,941

NET ASSETS
Beginning of year	9,240,452,516	8,777,366,483	3,447,242,497	2,393,637,556

End of year	$11,332,121,461	$9,240,452,516	$5,092,546,534	$3,447,242,497

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(237,401,416)	$(43,826,642)	$15,657,081	$11,237,296

SHARES ISSUED AND REDEEMED
Shares sold	38,600,000	100,000	76,300,000	69,800,000
Shares redeemed	–	(15,000,000)	(38,000,000)	(38,700,000)

Net increase (decrease) in shares outstanding	38,600,000	(14,900,000)	38,300,000	31,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Chile Investable Market Index Fund		iShares MSCI Israel Capped Investable Market Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,376,957	$3,713,462	$3,152,768	$4,797,060
Net realized gain (loss)	(12,848,131)	(2,840,935)	(713,779)	70,349
Net change in unrealized appreciation/depreciation	(7,548,871)	149,610,800	(3,185,397)	(1,531,719)

Net increase (decrease) in net assets resulting from operations	(9,020,045)	150,483,327	(746,408)	3,335,690

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,314,677)	(4,266,725)	(3,733,516)	(5,130,542)
Return of capital	(9,331)	(214,415)	–	–

Total distributions to shareholders	(11,324,008)	(4,481,140)	(3,733,516)	(5,130,542)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	288,309,806	378,631,231	46,097,654	136,885,872
Cost of shares redeemed	(230,298,194)	(117,487,891)	(92,072,921)	(114,410,341)

Net increase (decrease) in net assets from capital share transactions	58,011,612	261,143,340	(45,975,267)	22,475,531

INCREASE (DECREASE) IN NET ASSETS	37,667,559	407,145,527	(50,455,191)	20,680,679

NET ASSETS
Beginning of year	670,350,406	263,204,879	128,472,704	107,792,025

End of year	$708,017,965	$670,350,406	$78,017,513	$128,472,704

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(2,119)	$–	$(151,592)	$236,701

SHARES ISSUED AND REDEEMED
Shares sold	3,950,000	6,350,000	850,000	2,550,000
Shares redeemed	(3,350,000)	(2,300,000)	(1,750,000)	(2,250,000)

Net increase (decrease) in shares outstanding	600,000	4,050,000	(900,000)	300,000

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Mexico Investable Market Index Fund		iShares MSCI South Africa Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$21,339,325	$17,453,662	$14,792,435	$10,783,825
Net realized gain	179,585,751	29,433,811	43,216,708	30,902,311
Net change in unrealized appreciation/depreciation	111,537,604	(1,696,792)	45,035,353	23,527,386

Net increase in net assets resulting from operations	312,462,680	45,190,681	103,044,496	65,213,522

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,365,342)	(18,506,573)	(21,537,358)	(12,009,132)

Total distributions to shareholders	(19,365,342)	(18,506,573)	(21,537,358)	(12,009,132)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	737,959,537	1,412,598,195	174,104,575	215,358,696
Cost of shares redeemed	(1,237,364,625)	(683,521,351)	(256,700,202)	(252,100,617)

Net increase (decrease) in net assets from capital share transactions	(499,405,088)	729,076,844	(82,595,627)	(36,741,921)

INCREASE (DECREASE) IN NET ASSETS	(206,307,750)	755,760,952	(1,088,489)	16,462,469

NET ASSETS
Beginning of year	1,450,038,571	694,277,619	505,190,738	488,728,269

End of year	$1,243,730,821	$1,450,038,571	$504,102,249	$505,190,738

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3,926,939	$1,975,060	$(2,758,650)	$1,244,736

SHARES ISSUED AND REDEEMED
Shares sold	12,300,000	28,100,000	2,500,000	3,800,000
Shares redeemed	(21,100,000)	(14,300,000)	(3,800,000)	(4,600,000)

Net increase (decrease) in shares outstanding	(8,800,000)	13,800,000	(1,300,000)	(800,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Turkey Investable Market Index Fund		iShares MSCI USA Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Period from May 5, 2010[a] to August 31, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,905,310	$7,418,467	$36,203	$16,601
Net realized gain (loss)	71,241,274	25,274,469	10,879	(2,434)
Net change in unrealized appreciation/depreciation	(215,343,703)	46,433,957	393,770	(246,604)

Net increase (decrease) in net assets resulting from operations	(135,197,119)	79,126,893	440,852	(232,437)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,656,029)	(8,702,771)	(35,212)	(6,626)

Total distributions to shareholders	(13,656,029)	(8,702,771)	(35,212)	(6,626)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	431,490,354	471,556,198	3,846,426	2,482,623
Cost of shares redeemed	(435,948,383)	(182,426,990)	(1,262,145)	–

Net increase (decrease) in net assets from capital share transactions	(4,458,029)	289,129,208	2,584,281	2,482,623

INCREASE (DECREASE) IN NET ASSETS	(153,311,177)	359,553,330	2,989,921	2,243,560

NET ASSETS
Beginning of period	601,988,139	242,434,809	2,243,560	–

End of period	$448,676,962	$601,988,139	$5,233,481	$2,243,560

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(695,924)	$(557,958)	$10,966	$9,975

SHARES ISSUED AND REDEEMED
Shares sold	6,400,000	8,350,000	150,000	100,000
Shares redeemed	(6,900,000)	(3,500,000)	(50,000)	–

Net increase (decrease) in shares outstanding	(500,000)	4,850,000	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007

Net asset value, beginning of year	$68.07	$58.26	$73.27	$61.59	$39.09

Income from investment operations:
Net investment income[a]	2.24	1.56	1.56	1.93	1.09
Net realized and unrealized gain (loss)[b]	(1.69)	10.83	(14.63)	11.59	22.35

Total from investment operations	0.55	12.39	(13.07)	13.52	23.44

Less distributions from:
Net investment income	(3.62)	(2.58)	(1.94)	(1.41)	(0.94)
Net realized gain	–	–	–	(0.43)	–

Total distributions	(3.62)	(2.58)	(1.94)	(1.84)	(0.94)

Net asset value, end of year	$65.00	$68.07	$58.26	$73.27	$61.59

Total return	0.36%	21.12%	(16.05)%	21.58%	60.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$11,332,121	$9,240,453	$8,777,366	$7,242,260	$4,434,334
Ratio of expenses to average net assets[c]	0.59%	0.61%	0.65%	0.63%	0.69%
Ratio of net investment income to average net assets	3.08%	2.24%	3.38%	2.37%	2.17%
Portfolio turnover rate[d]	11%	13%	30%	30%	22%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008 and August 31, 2007 would have been 11%, 13%, 14%, 19% and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007

Net asset value, beginning of year	$26.10	$23.70	$30.55	$29.87	$24.69

Income from investment operations:
Net investment income[a]	0.53	0.43	0.41	0.47	0.35
Net realized and unrealized gain (loss)[b]	3.78	2.39	(6.84)	0.72	5.11

Total from investment operations	4.31	2.82	(6.43)	1.19	5.46

Less distributions from:
Net investment income	(0.52)	(0.42)	(0.42)	(0.51)	(0.28)

Total distributions	(0.52)	(0.42)	(0.42)	(0.51)	(0.28)

Net asset value, end of year	$29.89	$26.10	$23.70	$30.55	$29.87

Total return	16.50%	11.91%	(20.51)%	3.88%	22.33%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,092,547	$3,447,242	$2,393,638	$2,071,061	$1,323,122
Ratio of expenses to average net assets[c]	0.52%	0.53%	0.55%	0.52%	0.52%
Ratio of net investment income to average net assets	1.70%	1.63%	2.00%	1.46%	1.32%
Portfolio turnover rate[d]	8%	6%	6%	11%	8%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Nov. 12, 2007[a] to Aug. 31, 2008

Net asset value, beginning of period	$67.37	$44.61	$44.80	$48.84

Income from investment operations:
Net investment income[b]	0.95	0.59	0.76	0.92
Net realized and unrealized gain (loss)[c]	(0.23)	22.86	(0.42)	(4.38)

Total from investment operations	0.72	23.45	0.34	(3.46)

Less distributions from:
Net investment income	(0.98)	(0.66)	(0.53)	(0.58)
Return of capital	(0.00)[d]	(0.03)	–	–

Total distributions	(0.98)	(0.69)	(0.53)	(0.58)

Net asset value, end of period	$67.11	$67.37	$44.61	$44.80

Total return	0.93%	52.88%	0.89%	(7.15)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$708,018	$670,350	$263,205	$76,158
Ratio of expenses to average net assets[f]	0.59%	0.61%	0.65%	0.63%
Ratio of net investment income to average net assets[f]	1.30%	1.05%	1.98%	2.38%
Portfolio turnover rate[g]	38%	42%	53%	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Not annualized.
f	Annualized for periods of less than one year.
[g]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2011, August 31, 2010, August 31, 2009 and the period ended August 31, 2008 would have been 12%, 9%, 14% and 16%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008

Net asset value, beginning of period	$49.41	$46.87	$48.62	$50.33

Income from investment operations:
Net investment income[b]	1.39	1.40	0.98	0.21
Net realized and unrealized gain (loss)[c]	(3.18)	2.63	(1.75)	(1.92)

Total from investment operations	(1.79)	4.03	(0.77)	(1.71)

Less distributions from:
Net investment income	(1.73)	(1.49)	(0.98)	–

Total distributions	(1.73)	(1.49)	(0.98)	–

Net asset value, end of period	$45.89	$49.41	$46.87	$48.62

Total return	(4.26)%	8.57%	(0.63)%	(3.40)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$78,018	$128,473	$107,792	$204,201
Ratio of expenses to average net assets[e]	0.59%	0.61%	0.66%	0.63%
Ratio of net investment income to average net assets[e]	2.49%	2.64%	2.66%	0.93%
Portfolio turnover rate[f]	17%	21%	27%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007

Net asset value, beginning of year	$48.17	$42.59	$51.94	$58.35	$41.30

Income from investment operations:
Net investment income[a]	0.80	0.72	0.43	1.40	0.64
Net realized and unrealized gain (loss)[b]	10.15	5.61	(9.17)	(6.21)	16.87

Total from investment operations	10.95	6.33	(8.74)	(4.81)	17.51

Less distributions from:
Net investment income	(0.73)	(0.75)	(0.61)	(1.60)	(0.46)

Total distributions	(0.73)	(0.75)	(0.61)	(1.60)	(0.46)

Net asset value, end of year	$58.39	$48.17	$42.59	$51.94	$58.35

Total return	22.67%	14.83%	(16.50)%	(8.44)%	42.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,243,731	$1,450,039	$694,278	$955,684	$1,382,810
Ratio of expenses to average net assets	0.52%	0.53%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	1.35%	1.46%	1.25%	2.42%	1.19%
Portfolio turnover rate[c]	5%	11%	13%	13%	14%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]

Net asset value, beginning of year	$58.74	$51.99	$55.80	$62.26	$48.84

Income from investment operations:
Net investment income[b]	1.65	1.18	1.94	2.28	1.50
Net realized and unrealized gain (loss)[c]	11.08	6.92	(3.84)	(6.02)	13.18

Total from investment operations	12.73	8.10	(1.90)	(3.74)	14.68

Less distributions from:
Net investment income	(2.41)	(1.35)	(1.91)	(2.72)	(1.26)

Total distributions	(2.41)	(1.35)	(1.91)	(2.72)	(1.26)

Net asset value, end of year	$69.06	$58.74	$51.99	$55.80	$62.26

Total return	21.58%	15.80%	(2.23)%	(6.18)%	30.34%

Ratios/Supplemental data:
Net assets, end of year (000s)	$504,102	$505,191	$488,728	$429,655	$466,940
Ratio of expenses to average net assets	0.59%	0.61%	0.66%	0.63%	0.68%
Ratio of net investment income to average net assets	2.38%	2.09%	4.81%	3.61%	2.58%
Portfolio turnover rate[d]	4%	5%	16%	21%	8%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008

Net asset value, beginning of period	$60.81	$48.01	$52.42	$50.30

Income from investment operations:
Net investment income[b]	0.84	1.00	0.78	0.83
Net realized and unrealized gain (loss)[c]	(12.59)	13.02	(4.22)	1.29

Total from investment operations	(11.75)	14.02	(3.44)	2.12

Less distributions from:
Net investment income	(1.33)	(1.22)	(0.97)	–

Total distributions	(1.33)	(1.22)	(0.97)	–

Net asset value, end of period	$47.73	$60.81	$48.01	$52.42

Total return	(19.74)%	29.55%	(5.56)%	4.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$448,677	$601,988	$242,435	$152,021
Ratio of expenses to average net assets[e]	0.59%	0.61%	0.65%	0.63%
Ratio of net investment income to average net assets[e]	1.30%	1.81%	2.39%	3.78%
Portfolio turnover rate[f]	12%	13%	16%	27%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI USA Index Fund
	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010

Net asset value, beginning of period	$22.44	$24.83

Income from investment operations:
Net investment income[b]	0.51	0.17
Net realized and unrealized gain (loss)[c]	3.73	(2.49)

Total from investment operations	4.24	(2.32)

Less distributions from:
Net investment income	(0.51)	(0.07)

Total distributions	(0.51)	(0.07)

Net asset value, end of period	$26.17	$22.44

Total return	18.89%	(9.37)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,233	$2,244
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.90%	2.21%
Portfolio turnover rate[f]	8%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares MSCI Index Fund	Diversification Classification
Brazil	Non-diversified
Canada	Non-diversified
Chile Investable Market	Non-diversified
Israel Capped Investable Market	Non-diversified

iShares MSCI Index Fund	Diversification Classification
Mexico Investable Market	Non-diversified
South Africa	Non-diversified
Turkey Investable Market	Non-diversified
USA	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Certain Funds may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® , INC.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3		Total

Brazil
Common Stocks	$5,249,853,045	$–	$–		$5,249,853,045
Preferred Stocks	5,986,753,337	–	1,705,055		5,988,458,392
Short-Term Investments	5,434,287	–	–		5,434,287

	$11,242,040,669	$–	$1,705,055		$11,243,745,724

Canada
Common Stocks	$5,085,793,587	$–	$10,008		$5,085,803,595
Short-Term Investments	24,813,255	–	–		24,813,255

	$5,110,606,842	$–	$10,008		$5,110,616,850

Chile Investable Market
Common Stocks	$707,324,521	$–	$–		$707,324,521
Rights	–	–	0	[a]	0	[a]
Short-Term Investments	578,354	–	–		578,354

	$707,902,875	$–	$0	[a]	$707,902,875

Israel Capped Investable Market
Common Stocks	$77,364,718	$–	$439,589		$77,804,307
Rights	–	–	22,094		22,094
Short-Term Investments	1,428,746	–	–		1,428,746

	$78,793,464	$–	$461,683		$79,255,147

Mexico Investable Market
Common Stocks	$1,243,195,445	$–	$–		$1,243,195,445
Short-Term Investments	40,711,700	–	–		40,711,700

	$1,283,907,145	$–	$–		$1,283,907,145

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® , INC.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3	Total

South Africa
Common Stocks	$503,166,582	$–	$–	$503,166,582
Short-Term Investments	17,026	–	–	17,026

	$503,183,608	$–	$–	$503,183,608

Turkey Investable Market
Common Stocks	$449,713,009	$–	$–	$449,713,009
Short-Term Investments	33,135,424	–	–	33,135,424

	$482,848,433	$–	$–	$482,848,433

USA
Common Stocks	$5,223,544	$–	$–	$5,223,544
Short-Term Investments	32,285	–	–	32,285

	$5,255,829	$–	$–	$5,255,829

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds (except for the iShares MSCI USA Index Fund) may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
Brazil	$–	$–	$2,543,613,764	$(289,865,142)	$2,253,748,622
Canada	23,952,351	–	(149,319,299)	(156,389,226)	(281,756,174)
Chile Investable Market	–	–	158,842,526	(21,921,827)	136,920,699
Israel Capped Investable Market	–	–	(28,004,290)	(20,841,415)	(48,845,705)
Mexico Investable Market	3,926,939	–	(109,003,899)	(45,858,326)	(150,935,286)
South Africa	–	–	(985,797)	(44,714,388)	(45,700,185)
Turkey Investable Market	–	–	(169,478,278)	(16,003,661)	(185,481,939)
USA	10,966	51	135,867	–	146,884

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

iShares MSCI Index Fund	2011	2010

Brazil
Distributions paid from:
Ordinary income	$577,419,673	$384,786,885

Total Distributions	$577,419,673	$384,786,885

Canada
Distributions paid from:
Ordinary income	$84,459,614	$50,623,009

Total Distributions	$84,459,614	$50,623,009

Chile Investable Market
Distributions paid from:
Ordinary income	$11,314,677	$4,266,725
Return of capital	9,331	214,415

Total Distributions	$11,324,008	$4,481,140

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	2011	2010

Israel Capped Investable Market
Distributions paid from:
Ordinary income	$3,733,516	$5,130,542

Total Distributions	$3,733,516	$5,130,542

Mexico Investable Market
Distributions paid from:
Ordinary income	$19,365,342	$18,506,573

Total Distributions	$19,365,342	$18,506,573

South Africa
Distributions paid from:
Ordinary income	$21,537,358	$12,009,132

Total Distributions	$21,537,358	$12,009,132

Turkey Investable Market
Distributions paid from:
Ordinary income	$13,656,029	$8,702,771

Total Distributions	$13,656,029	$8,702,771

USA
Distributions paid from:
Ordinary income	$35,212	$6,626

Total Distributions	$35,212	$6,626

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, certain Funds have elected to defer net realized capital losses incurred from November 1, 2010 to August 31, 2011 and treat them as arising in the year ending August 31, 2012, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Brazil	$91,638,832
Canada	31,267,337
Chile Investable Market	7,345,865
Israel Capped Investable Market	2,125,496

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Mexico Investable Market	$6,596,203
South Africa	5,013,197
Turkey Investable Market	5,441,104

Certain Funds had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Brazil	$–	$–	$–	$–	$–	$–	$198,226,310	$–	$198,226,310
Canada	–	2,931,648	–	5,363,291	5,107,471	27,886,883	68,928,677	14,903,919	125,121,889
Chile Investable Market	–	–	–	–	–	1,886,881	11,712,090	976,991	14,575,962
Israel Capped Investable Market	–	–	–	–	–	784,479	10,801,191	7,130,249	18,715,919
Mexico Investable Market	3,136,171	12,912	632,766	–	853,150	8,973,988	2,789,471	22,863,665	39,262,123
South Africa	527,613	–	260,738	1,607,845	972,024	15,339,464	14,856,365	6,137,142	39,701,191
Turkey Investable Market	–	–	–	–	–	720,636	5,982,737	3,859,184	10,562,557

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the tax years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Brazil	$8,702,970,291	$3,440,904,244	$(900,128,811)	$2,540,775,433
Canada	5,260,017,772	402,866,219	(552,267,141)	(149,400,922)
Chile Investable Market	549,057,543	196,281,617	(37,436,285)	158,845,332
Israel Capped Investable Market	107,260,144	472,467	(28,477,464)	(28,004,997)
Mexico Investable Market	1,392,885,952	70,878,446	(179,857,253)	(108,978,807)
South Africa	504,185,354	54,095,431	(55,097,177)	(1,001,746)
Turkey Investable Market	652,313,930	4,937,114	(174,402,611)	(169,465,497)
USA	5,119,962	238,346	(102,479)	135,867

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

Management has reviewed the tax positions as of August 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of August 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares MSCI Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
Brazil	$–	$15,977,187	$(15,977,187)
Canada	228,501,668	2,688,321	(231,189,989)
Chile Investable Market	–	(64,399)	64,399
Israel Capped Investable Market	907,010	192,455	(1,099,465)
Mexico Investable Market	175,805,779	(22,104)	(175,783,675)
South Africa	42,923,847	2,741,537	(45,665,384)
Turkey Investable Market	73,954,856	4,612,753	(78,567,609)
USA	19,693	–	(19,693)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each of the iShares MSCI Canada and iShares MSCI Mexico Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to each of the iShares MSCI Brazil, iShares MSCI Chile Investable Market, iShares MSCI Israel Capped Investable Market, iShares MSCI South Africa and iShares MSCI Turkey Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion[a]
0.45	Over $32 billion[a]

[a]	Breakpoint level was modified or added, effective January 1, 2011.

For its investment advisory services to the iShares MSCI USA Index Fund, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended August 31, 2011, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Brazil	$749
Canada	128,923
Israel Capped Investable Market	28,621
Mexico Investable Market	269,393
South Africa	35,075
Turkey Investable Market	295,274
USA	50

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended August 31, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)

MSCI USA
BlackRock Inc.	8	44	(10)	42	$6,920	$93	$45
PNC Financial Services Group Inc. (The)	118	177	(59)	236	11,833	80	(707)

					$18,753	$173	$(662)

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Brazil	$4,028,817,274	$1,292,686,110
Canada	386,817,422	382,219,030
Chile Investable Market	384,433,723	327,246,921
Israel Capped Investable Market	20,992,283	21,909,434
Mexico Investable Market	127,022,706	76,827,909
South Africa	41,028,825	46,094,224
Turkey Investable Market	90,499,630	78,236,406
USA	168,307	163,140

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Canada	$2,396,546,774	$1,171,825,760
Israel Capped Investable Market	45,789,856	91,447,146
Mexico Investable Market	687,038,407	1,233,797,096
South Africa	172,453,674	256,425,209
Turkey Investable Market	413,366,967	433,236,598
USA	3,831,389	1,252,897

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES®, INC.

from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Turkey Investable Market Index Fund and iShares MSCI USA Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89

Tax Information (Unaudited)

iSHARES® , INC.

For corporate shareholders, 100% of the income dividends paid by the iShares MSCI USA Index Fund during the fiscal year ended August 31, 2011 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2011, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Brazil	$475,250,914	$37,265,836
Canada	130,684,010	18,494,350
Chile Investable Market	22,097,224	5,547,786
Israel Capped Investable Market	4,621,540	771,122
Mexico Investable Market	29,020,621	–
South Africa	18,375,546	–
Turkey Investable Market	14,369,740	1,990,626

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011:

iShares MSCI Index Fund	Qualified Dividend Income

Brazil	$37,299,523

Canada	102,953,964

Chile Investable Market	2,925

Israel Capped Investable Market	4,504,638

iShares MSCI Index Fund	Qualified Dividend Income

Mexico Investable Market	$19,365,342

South Africa	16,550,123

Turkey Investable Market	13,738,767

USA	35,212

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® , INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Directors (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	91

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® , INC.

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds, with the exception of the iShares MSCI USA Index Fund, already provided for breakpoints in such Funds’ investment advisory fee rates as the assets of such Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board noted that the Advisory Contract for the iShares MSCI USA Index Fund did not provide for any breakpoints in the Fund’s investment advisory rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® , INC.

economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI South Africa Index Fund, and iShares MSCI USA Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iShares MSCI USA Index Fund	$0.50778	$–	$0.00351	$0.51129	99%	–%	1%	100%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	3	0.22%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	12	0.87
Greater than 2.0% and Less than 2.5%	33	2.39
Greater than 1.5% and Less than 2.0%	67	4.84
Greater than 1.0% and Less than 1.5%	95	6.87
Greater than 0.5% and Less than 1.0%	142	10.27
Between 0.5% and -0.5%	905	65.44
Less than -0.5% and Greater than -1.0%	77	5.57
Less than -1.0% and Greater than -1.5%	15	1.08
Less than -1.5% and Greater than -2.0%	11	0.80
Less than -2.0% and Greater than -2.5%	7	0.51
Less than -2.5% and Greater than -3.0%	2	0.14
Less than -3.0% and Greater than -3.5%	1	0.07
Less than -3.5% and Greater than -4.0%	4	0.29
Less than -4.0% and Greater than -4.5%	1	0.07
Less than -4.5% and Greater than -5.0%	2	0.14
Less than -5.0%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Canada Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	23	1.66
Greater than 0.5% and Less than 1.0%	106	7.67
Between 0.5% and -0.5%	1,122	81.14
Less than -0.5% and Greater than -1.0%	93	6.72
Less than -1.0% and Greater than -1.5%	22	1.59
Less than -1.5% and Greater than -2.0%	3	0.22
Less than -2.0% and Greater than -2.5%	1	0.07
Less than -2.5%	2	0.14

	1,383	100.00%

iShares MSCI Chile Investable Market Index Fund

Period Covered: January 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.45%
Greater than 3.5% and Less than 4.0%	2	0.23
Greater than 3.0% and Less than 3.5%	1	0.11
Greater than 2.5% and Less than 3.0%	4	0.45
Greater than 2.0% and Less than 2.5%	7	0.79
Greater than 1.5% and Less than 2.0%	13	1.48
Greater than 1.0% and Less than 1.5%	45	5.11
Greater than 0.5% and Less than 1.0%	198	22.48
Between 0.5% and -0.5%	445	50.52
Less than -0.5% and Greater than -1.0%	114	12.94
Less than -1.0% and Greater than -1.5%	23	2.61
Less than -1.5% and Greater than -2.0%	12	1.36
Less than -2.0% and Greater than -2.5%	3	0.34
Less than -2.5% and Greater than -3.0%	4	0.45
Less than -3.0%	6	0.68

	881	100.00%

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Israel Capped Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.37%
Greater than 4.5% and Less than 5.0%	1	0.12
Greater than 4.0% and Less than 4.5%	3	0.37
Greater than 3.5% and Less than 4.0%	1	0.12
Greater than 3.0% and Less than 3.5%	5	0.61
Greater than 2.5% and Less than 3.0%	5	0.61
Greater than 2.0% and Less than 2.5%	10	1.22
Greater than 1.5% and Less than 2.0%	24	2.93
Greater than 1.0% and Less than 1.5%	54	6.59
Greater than 0.5% and Less than 1.0%	137	16.71
Between 0.5% and -0.5%	385	46.95
Less than -0.5% and Greater than -1.0%	80	9.76
Less than -1.0% and Greater than -1.5%	52	6.34
Less than -1.5% and Greater than -2.0%	32	3.90
Less than -2.0% and Greater than -2.5%	7	0.85
Less than -2.5% and Greater than -3.0%	7	0.85
Less than -3.0% and Greater than -3.5%	3	0.37
Less than -3.5% and Greater than -4.0%	1	0.12
Less than -4.0% and Greater than -4.5%	1	0.12
Less than -4.5% and Greater than -5.0%	3	0.37
Less than -5.0% and Greater than -5.5%	2	0.24
Less than -5.5% and Greater than -6.0%	2	0.24
Less than -6.0%	2	0.24

	820	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Mexico Investable Market Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	95	6.87
Between 0.5% and -0.5%	1,009	72.97
Less than -0.5% and Greater than -1.0%	168	12.15
Less than -1.0% and Greater than -1.5%	41	2.96
Less than -1.5% and Greater than -2.0%	14	1.01
Less than -2.0% and Greater than -2.5%	5	0.36
Less than -2.5% and Greater than -3.0%	6	0.43
Less than -3.0% and Greater than -3.5%	2	0.14
Less than -3.5%	1	0.07

	1,383	100.00%

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Africa Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	10	0.72%
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	45	3.25
Greater than 1.5% and Less than 2.0%	70	5.06
Greater than 1.0% and Less than 1.5%	127	9.18
Greater than 0.5% and Less than 1.0%	232	16.78
Between 0.5% and -0.5%	497	35.94
Less than -0.5% and Greater than -1.0%	139	10.05
Less than -1.0% and Greater than -1.5%	81	5.86
Less than -1.5% and Greater than -2.0%	63	4.56
Less than -2.0% and Greater than -2.5%	32	2.31
Less than -2.5% and Greater than -3.0%	14	1.01
Less than -3.0% and Greater than -3.5%	19	1.37
Less than -3.5% and Greater than -4.0%	4	0.29
Less than -4.0% and Greater than -4.5%	4	0.29
Less than -4.5% and Greater than -5.0%	1	0.07
Less than -5.0% and Greater than -5.5%	2	0.14
Less than -5.5% and Greater than -6.0%	3	0.22
Less than -6.0%	8	0.58

	1,383	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Turkey Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	0.85%
Greater than 5.5% and Less than 6.0%	3	0.37
Greater than 5.0% and Less than 5.5%	1	0.12
Greater than 4.5% and Less than 5.0%	2	0.24
Greater than 4.0% and Less than 4.5%	3	0.37
Greater than 3.5% and Less than 4.0%	1	0.12
Greater than 3.0% and Less than 3.5%	8	0.98
Greater than 2.5% and Less than 3.0%	15	1.83
Greater than 2.0% and Less than 2.5%	19	2.32
Greater than 1.5% and Less than 2.0%	29	3.54
Greater than 1.0% and Less than 1.5%	97	11.83
Greater than 0.5% and Less than 1.0%	137	16.71
Between 0.5% and -0.5%	277	33.78
Less than -0.5% and Greater than -1.0%	77	9.39
Less than -1.0% and Greater than -1.5%	58	7.07
Less than -1.5% and Greater than -2.0%	30	3.66
Less than -2.0% and Greater than -2.5%	16	1.95
Less than -2.5% and Greater than -3.0%	11	1.34
Less than -3.0% and Greater than -3.5%	7	0.85
Less than -3.5% and Greater than -4.0%	5	0.61
Less than -4.0% and Greater than -4.5%	3	0.37
Less than -4.5% and Greater than -5.0%	2	0.24
Less than -5.0% and Greater than -5.5%	1	0.12
Less than -5.5% and Greater than -6.0%	4	0.49
Less than -6.0%	7	0.85

	820	100.00%

iShares MSCI USA Index Fund

Period Covered: July 1, 2010 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.40%
Greater than 1.0% and Less than 1.5%	2	0.79
Greater than 0.5% and Less than 1.0%	6	2.37
Between 0.5% and -0.5%	239	94.46
Less than -0.5% and Greater than -1.0%	5	1.98

	253	100.00%

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Officer serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

104	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-84-0811

August 31, 2011

2011 Annual Report

iShares, Inc.

iShares MSCI Australia Index Fund  |  EWA  |  NYSE Arca

iShares MSCI Hong Kong Index Fund  |  EWH  |  NYSE Arca

iShares MSCI Japan Small Cap Index Fund  |  SCJ  |  NYSE Arca

iShares MSCI Malaysia Index Fund  |  EWM  |  NYSE Arca

iShares MSCI Pacific ex-Japan Index Fund  |  EPP  |  NYSE Arca

iShares MSCI Singapore Index Fund  |  EWS  |  NYSE Arca

iShares MSCI South Korea Index Fund  |  EWY  |  NYSE Arca

iShares MSCI Taiwan Index Fund  |  EWT  |  NYSE Arca

iShares MSCI Thailand Investable Market Index Fund  |  THD  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
20.54%	20.48%	21.15%	7.36%	7.57%	7.29%	14.34%	14.29%	14.09%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
20.54%	20.48%	21.15%	42.65%	44.05%	42.14%	281.92%	280.22%	273.64%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	41.79%

Basic Materials	27.11

Consumer Non-Cyclical	10.67

Energy	5.97

Consumer Cyclical	5.76

Industrial	4.50

Communications	1.74

Utilities	0.97

Technology	0.40

Short-Term and Other Net Assets	1.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
BHP Billiton Ltd.	14.72%

Commonwealth Bank of Australia	8.67

Westpac Banking Corp.	7.15

Australia and New Zealand Banking Group Ltd.	6.08

National Australia Bank Ltd.	5.93

Rio Tinto Ltd.	3.64

Wesfarmers Ltd.	3.56

Newcrest Mining Ltd.	3.55

Woolworths Ltd.	3.54

Woodside Petroleum Ltd.	2.57

TOTAL	59.41%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Australia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia IndexSM (the “Index”). The Index consists of stocks traded primarily on the Australian Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 20.54%, net of fees, while the total return for the Index was 21.15%.

Although the Australian market delivered solid returns for the reporting period, performance weakened over the course of the period. The mining industry-led economy, which had benefited from high commodity prices, slowed and Australian equities reversed course for the final months of the period. Declining consumer confidence, weak retail sales, deepening concerns about the global debt crisis, and slowing growth in China – Australia’s largest trading partner – led to concerns that Australia’s economic recovery might be more prolonged than had been anticipated early in the period. In July, Australian consumer confidence dropped 8.3%, its largest month-over-month decline since 2008. Also in July, Australia’s central bank left its benchmark rate unchanged at 4.75% for the seventh consecutive month, and stated that the nation’s growth rate might be weaker than previously thought.

Some bright spots in the economy did appear, including a better-than-expected employment report for June. Second quarter 2011 consumer price index levels rose 0.9% over the first quarter of 2011, reducing expectations of a cut in the benchmark interest rate and placing pressure on the country’s central bank to tighten monetary policy. It also helped the Australian dollar to appreciate against the U.S. dollar.

Every major industry sector delivered positive results during the reporting period. The financial sector, which comprises approximately 42% of the Index, posted solid results and contributed meaningfully to performance. The materials sector, which benefited from high commodity prices during the reporting period, also logged strong gains. Other notable contributors to Index returns included the consumer staples and industrials sectors. The utilities sector, which represents less than 1% of the Index, contributed only slightly to performance, although utilities generated strong gains in absolute terms.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.27%	12.79%	12.90%	7.62%	7.74%	8.24%	9.66%	9.62%	10.40%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
12.27%	12.79%	12.90%	44.38%	45.20%	48.56%	151.37%	150.48%	168.88%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	53.97%

Consumer Cyclical	13.95

Diversified	13.90

Utilities	13.24

Industrial	2.95

Communications	0.89

Technology	0.70

Short-Term and Other Net Assets	0.40

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
AIA Group Ltd.	9.80%

Hutchison Whampoa Ltd.	6.99

Sun Hung Kai Properties Ltd.	6.89

Hong Kong Exchanges and Clearing Ltd.	6.39

Cheung Kong (Holdings) Ltd.	6.38

CLP Holdings Ltd.	5.97

Hong Kong and China Gas Co. Ltd. (The)	3.74

Hang Seng Bank Ltd.	3.68

Power Assets Holdings Ltd.	3.53

Li & Fung Ltd.	3.42

TOTAL	56.79%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Hong Kong Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong IndexSM (the “Index”). The Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 12.27%, net of fees, while the total return for the Index was 12.90%.

The Hong Kong equity market delivered positive results for the reporting period, but lagged the performance of the broader international market. Gross domestic product increased 0.5% in the second quarter of 2011 as compared to the second quarter of the previous year. Grappling with the effects of a weak global economy and the aftermath of the earthquake and tsunami in Japan, the Hong Kong economy suffered a slowdown in export trade, but received a boost from retail consumer demand. Demand from mainland China comprised a key part of consumer demand. As the yuan gained ground against the Hong Kong dollar, which is pegged to the U.S. dollar, the spending power of shoppers from China improved. Domestic retail demand was also healthy, as the unemployment rate fell to a 2  1/2 year low of 3.5% in May 2011.

During the reporting period, inflation emerged as a new threat for the Hong Kong economy. On the rise throughout the period, the consumer price index climbed to 7.9% in July 2011, the highest since November 1995. Key contributors to inflation, food and housing, were expected to continue experiencing supply constraints.

Every major sector within the Index except the energy sector delivered positive results during the reporting period. The largest sector at approximately 62% of the Index, the financials sector registered gains and was the largest single sector contributor to Index gains. The utilities sector registered solid gains and also contributed meaningfully to Index returns, as did the industrials sector. Although the telecommunications services sector delivered strong results, it only represented less than 1% of the Index. The energy sector suffered a substantial decline, but, at less than 1% of the Index, its impact on Index performance was negligible.

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
16.38%	17.47%	16.92%	0.37%	0.57%	0.70%	1.39%	2.13%	2.60%

Total returns for the period since inception are calculated from the inception date of the Fund (12/20/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/21/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Cyclical	25.32%

Industrial	24.55

Financial	18.55

Consumer Non-Cyclical	12.55

Basic Materials	11.27

Communications	4.14

Technology	2.90

Utilities	0.27

Energy	0.14

Diversified	0.07

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
United Urban Investment Corp.	0.62%

K’s Holdings Corp.	0.57

Nippon Paint Co. Ltd.	0.51

Misumi Group Inc.	0.51

Advance Residence Investment Corp.	0.49

Don Quijote Co. Ltd.	0.48

Ebara Corp.	0.48

Sanrio Co. Ltd.	0.46

MORI TRUST Sogo REIT Inc.	0.45

Nippon Kayaku Co. Ltd.	0.45

TOTAL	5.02%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Japan Small Cap Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Small Cap IndexSM (the “Index”). The Index targets 40% of the eligible small-cap universe within each industry group in the MSCI Japan Index, which consists of stocks traded primarily on the Tokyo Stock Exchange. MSCI defines the small-cap universe as all listed securities that have a market capitalization in the range of $186 – $1,787 million. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 16.38%, net of fees, while the total return for the Index was 16.92%.

Japanese equity markets delivered modest results, as the country struggled to recover from the effects of the earthquake and tsunami that struck during the reporting period. Already grappling with weak global economic conditions, Japanese equities declined amid concerns surrounding production outages in the aftermath of the earthquake, tsunami and nuclear accident which struck the country in the spring. Japan’s industrial output weakened immediately following the March incident, and recovered at a slower pace than had been anticipated, suggesting the country’s manufacturers continued to deal with supply chain disruptions. In April, exports declined 5.5%, largely due to supply constraints. Energy import levels rose, reflecting the country’s increased reliance on foreign energy due to its nuclear generation situation. Investors remained focused on the toll that production outages would take on corporate earnings, particularly for automakers.

In July, Japan showed signs of recovering from the earthquake-induced economic contraction: the industrial production index for June rose 3.9%, with particular strength in the electronics sector. Of the Japanese industrial firms surveyed in June, 60% had restored production to full capacity, triple the level recorded for April.

Every major sector within the Index except for the utilities sector delivered positive results during the reporting period. The consumer discretionary sector added the most meaningfully to Index returns. The industrials sector, the largest sector at approximately 22% of the Index, posted solid results and contributed significantly to performance, as did the materials sector, which benefited from high commodity prices during the reporting period. Other notable contributors to Index returns included the financials and information technology sectors. The utilities sector suffered losses in the wake of the Fukushima nuclear accident. However, because it represents less than 1% of the Index, its impact on Index performance was negligible.

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.19%	13.34%	10.92%	16.07%	16.68%	16.65%	13.49%	14.09%	14.28%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.19%	13.34%	10.92%	110.65%	116.28%	116.02%	254.58%	273.78%	279.81%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market value is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	32.35%

Consumer Non-Cyclical	13.23

Consumer Cyclical	12.42

Diversified	11.27

Communications	10.88

Utilities	7.95

Industrial	5.28

Basic Materials	4.27

Energy	2.18

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
CIMB Group Holdings Bhd	9.86%

Malayan Banking Bhd	8.41

Sime Darby Bhd	6.86

Genting Bhd	5.55

Petronas Chemicals Group Bhd	4.27

IOI Corp. Bhd	4.17

Tenaga Nasional Bhd	4.11

Public Bank Bhd Foreign	3.98

Maxis Communications Bhd	3.44

Axiata Group Bhd	3.44

TOTAL	54.09%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Malaysia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Malaysia IndexSM (the “Index”). The Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 10.19%, net of fees, while the total return for the Index was 10.92%.

The Malaysian equity market delivered positive results for the reporting period, but lagged the performance of the broader international market. Economic growth was solid, as measured by gross domestic product growth for the second quarter of 2011 of 4.4%. As a key exporter of natural rubber, palm oil, logs and timber, and cocoa, Malaysia is somewhat reliant on its trading partners for its economic growth. The country’s export levels grew during the reporting period due largely to demand from its Asian neighbors.

As with many Asian countries, Malaysia has developed a growing middle class as it has developed into a wealthier nation. A strong infrastructure, healthy banking system, and domestic economy have reduced Malaysia’s dependence on international trade. During the reporting period, the Malaysian government continued efforts that it initiated in 2010 to improve domestic demand in an ongoing attempt to wean the country from its dependence on exports. The plan calls for a focus on private-sector jobs in the areas of financial services, agriculture, tourism, and green technology. With a low unemployment rate of 3.2%, domestic demand remained healthy for the reporting period, lessening the country’s vulnerability to the economic well-being of its trading partners.

Every major sector within the Index except the utilities sector delivered positive results during the reporting period. The largest sector at approximately 32% of the Index, the financials sector registered gains and was the largest single sector contributor to Index gains. The materials sector, which benefited from high commodity prices during the reporting period, also contributed meaningfully to Index returns, as did the consumer discretionary and industrials sectors. The energy sector registered robust gains, but, at less than 1% of the Index, made only a small contribution to Index returns. The utilities sector declined, detracting modestly from performance for the Index.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.61%	18.00%	18.16%	7.90%	8.03%	7.98%	14.11%	14.15%	14.12%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
17.61%	18.00%	18.16%	46.24%	47.17%	46.79%	267.11%	268.47%	267.36%

Total returns for the period since inception are calculated from the inception date of the Fund (10/25/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/26/01), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	44.73%

Basic Materials	17.61

Consumer Cyclical	8.37

Consumer Non-Cyclical	7.97

Industrial	5.06

Diversified	4.07

Energy	3.88

Utilities	3.53

Communications	3.49

Technology	0.40

Short-Term and Other Net Assets	0.89

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
BHP Billiton Ltd. (Australia)	9.56%

Commonwealth Bank of Australia (Australia)	5.63

Westpac Banking Corp. (Australia)	4.64

Australia and New Zealand Banking Group Ltd. (Australia)	3.95

National Australia Bank Ltd. (Australia)	3.86

Rio Tinto Ltd. (Australia)	2.37

Wesfarmers Ltd. (Australia)	2.31

Newcrest Mining Ltd. (Australia)	2.31

Woolworths Ltd. (Australia)	2.29

AIA Group Ltd. (Hong Kong)	2.07

TOTAL	38.99%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Pacific ex-Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Pacific ex-Japan IndexSM (the “Index”). The Index consists of stocks from Australia, Hong Kong, New Zealand and Singapore. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 17.61%, net of fees, while the total return for the Index was 18.16%.

At the end of the reporting period, the majority of the Fund was invested in three countries: Australia, Hong Kong, and Singapore. All markets delivered positive performance for the period, but lagged the broader international markets.

Although the Australian market delivered solid returns for the reporting period, performance weakened over the course of the period. The mining industry-led economy, which had benefited from high commodity prices, slowed and Australian equities reversed course for the final months of the reporting period. Declining consumer confidence, weak retail sales, deepening concerns about the global debt crisis, and slowing growth in China – Australia’s largest trading partner – led to concerns that Australia’s economic recovery might be more prolonged than had been anticipated early in the reporting period. In July, Australian consumer confidence dropped 8.3%, its largest month-over-month decline since 2008.

Economic growth in Hong Kong was positive, as measured by gross domestic product (“GDP”) growth for the second quarter of 2011 of 0.5% versus the second quarter of the previous year. Grappling with the effects of a weak global economy and the aftermath of the earthquake and tsunami in Japan, the Hong Kong economy suffered a slowdown in export trade, but received a boost from retail consumer demand. During the reporting period, inflation emerged as a new threat for the Hong Kong economy. On the rise throughout the period, the consumer price index climbed to 7.9% in July 2011, its highest level since November 1995.

As an exporter of manufactured goods, Singapore is heavily reliant on the economic strength of its trading partners for its economic health. One of the hardest hit economies by the global financial crisis, Singapore’s economy had rebounded sharply in the previous reporting period. During

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

the most recent reporting period, growth was more moderate, but cooled late in the period to a modest 0.90% GDP growth rate in the second quarter of 2011 as manufacturing levels slowed.

Every major sector within the Index delivered positive results during the reporting period. The largest sector at approximately 46% of the Index, the financials sector registered modest gains and was the largest single sector contributor to Index gains. Benefiting from high commodity prices during the reporting period, the materials sector also logged solid absolute gains and contributed substantially to Index returns. The consumer staples and industrials sectors both added meaningfully to Index performance. The health care sector, the smallest at 2% of the Index, made the most modest contribution to returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.27%	11.10%	11.05%	11.74%	11.76%	11.91%	12.87%	12.94%	12.79%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.27%	11.10%	11.05%	74.23%	74.39%	75.56%	235.51%	237.55%	233.26%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	47.44%

Communications	14.55

Consumer Cyclical	12.16

Diversified	8.72

Industrial	8.58

Consumer Non-Cyclical	7.86

Short-Term and Other Net Assets	0.69

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Singapore Telecommunications Ltd.	11.10%

United Overseas Bank Ltd.	10.64

DBS Group Holdings Ltd.	10.14

Oversea-Chinese Banking Corp. Ltd.	9.48

Keppel Corp. Ltd.	5.93

Genting Singapore PLC	4.56

Wilmar International Ltd.	4.39

CapitaLand Ltd.	3.01

Jardine Cycle & Carriage Ltd.	2.86

Singapore Airlines Ltd.	2.82

TOTAL	64.93%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Singapore Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore IndexSM (the “Index”). The Index consists of stocks traded primarily on the Singapore Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 11.27%, net of fees, while the total return for the Index was 11.05%.

The Singapore equity market delivered positive results for the reporting period, but lagged the performance of the broader international market. As an exporter of manufactured goods, Singapore is heavily reliant on the economic strength of its trading partners for its economic health. One of the hardest hit economies by the global financial crisis, Singapore’s economy had rebounded sharply in the previous reporting period. During the most recent reporting period, growth was more moderate, but cooled late in the period to a modest 0.90% gross domestic product growth rate in the second quarter of 2011 as manufacturing levels slowed. The sovereign debt crisis in Europe and economic sluggishness in the United States translated into reduced demand for exports from Asia, and the Singapore export market was one of the most severely affected by the shrinking demand. In an effort to reduce the economy’s dependence on export trade, the Singaporean government enacted measures to boost tourism and financial services.

The Singapore dollar, one of the strongest currencies in Asia, climbed to unprecedented highs after the central bank, which uses the exchange rate to manage inflation, indicated in April that it would allow additional appreciation of the currency to rein in price gains.

As inflation levels rose during the reporting period, the central bank tightened monetary policy, raising interest rates in April for the third time in 12 months. By July 2011, the consumer price index steadied at 5.4%, following a peak of 5.7% in January.

Every major sector within the Index delivered positive results during the reporting period. The largest sector at approximately 46% of the Index, the financials sector registered gains and was the largest single sector contributor to Index returns. The telecommunications services sector logged solid absolute gains and contributed meaningfully to Index returns, as did the industrials sector. The consumer staples sector was the most modest contributor to positive performance for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.76%	19.57%	20.41%	5.39%	5.46%	5.71%	16.49%	16.45%	17.71%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
19.76%	19.57%	20.41%	30.03%	30.43%	31.98%	360.14%	358.51%	410.64%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market value is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Cyclical	21.66%

Technology	19.31

Industrial	16.25

Financial	15.25

Basic Materials	12.80

Consumer Non-Cyclical	4.44

Communications	3.69

Energy	3.59

Diversified	1.74

Utilities	1.19

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd.	14.80%

Hyundai Motor Co. Ltd.	5.64

POSCO	4.77

Hyundai Mobis Co. Ltd.	4.14

Shinhan Financial Group Co. Ltd.	3.46

LG Chem Ltd.	3.16

Kia Motors Corp.	3.05

KB Financial Group Inc.	2.91

Hyundai Heavy Industries Co. Ltd.	2.61

Samsung Electronics Co. Ltd. Preferred	2.01

TOTAL	46.55%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI South Korea Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Korea IndexSM (the “Index”). The Index consists of stocks traded primarily on the Stock Market Division of the Korean Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 19.76%, net of fees, while the total return for the Index was 20.41%.

The South Korean equity market delivered solid returns for the reporting period. Given the country’s reliance on manufacturing exports for its economic growth, South Korean equities are typically considered an indicator of global economic conditions. During the reporting period, South Korean exporters continued to win market share in foreign markets, with export levels rising 27% on an annualized basis in July 2011. Supported by strong export earnings and a reduction in imported energy expenses, South Korea’s trade surplus reached a record high in July. Domestic demand also remained healthy, driven in part by a low unemployment rate of 3.3% in June 2011.

Potential signs of an overheating economy could be seen in rising household debt levels, a trend noted by policy makers as a concern. Inflation remained a threat for the South Korean economy, with the June 2011 consumer price index of 4.4% registering significantly above the central bank’s target rate. Perhaps more concerning, is South Korea’s core inflation for June, which climbed to 3.7%, the highest level in more than two years.

Every major sector within the Index except for the utilities sector delivered positive results during the reporting period. Benefiting from strong domestic demand, the consumer discretionary sector delivered robust absolute gains and was the largest contributing sector to Index returns. The industrials sector made significant contributions to Index gains, as did the information technology sector, the largest sector at approximately 26% of the Index. The energy sector enjoyed the largest absolute gain among all sectors as energy prices climbed, and added modestly to Index performance. The utilities sector was the sole sector to suffer a decline for the reporting period. Because it represents less than 2% of the Index, though, its impact on Index performance was minimal.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.24%	15.35%	15.39%	5.25%	5.25%	5.76%	6.28%	6.32%	7.12%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.24%	15.35%	15.39%	29.19%	29.18%	32.29%	83.83%	84.58%	98.94%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market value is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Technology	34.61%

Industrial	20.61

Financial	16.63

Basic Materials	13.28

Consumer Cyclical	6.23

Communications	5.17

Consumer Non-Cyclical	1.48

Energy	1.02

Short-Term and Other Net Assets	0.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	14.76%

Hon Hai Precision Industry Co. Ltd.	5.69

HTC Corp.	4.74

Chunghwa Telecom Co. Ltd.	3.25

China Steel Corp.	3.07

Formosa Plastics Corp.	3.04

Nan Ya Plastics Corp.	2.77

MediaTek Inc.	2.31

Cathay Financial Holding Co. Ltd.	2.13

Formosa Chemicals & Fibre Corp.	2.09

TOTAL	43.85%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Taiwan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan IndexSM (the “Index”). The Index consists of stocks traded primarily on the Taiwan Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 15.24%, net of fees, while the total return for the Index was 15.39%.

The Taiwan market delivered positive results for the reporting period, although it struggled with a number of challenges. The devastating earthquake and tsunami that struck Japan in March 2011 resulted in a supply chain disruption for Taiwan’s manufacturers, reducing its export levels. Key Taiwanese export markets, including the United States and China, remained weak. China, in particular, enacted economic cooling measures that translated into reduced demand for Taiwanese goods. Although Taiwan’s second quarter 2011 gross domestic product growth of 4.9% exceeded expectations, the level represented the slowest pace of economic growth for the country since 2009, as economic growth slowed across Asia.

Countering those challenges, domestic demand increased, with private consumption growing 3.2% in the second quarter of 2011. Inflation levels continued to be muted in Taiwan compared with its Asian neighbors, and the government reduced its consumer price index forecast late in the period from 2.1% to 1.9%. As expected, though, the Taiwan central bank raised its borrowing costs for the fifth straight quarter in June, and the bank is expected to maintain a gradual tightening cycle. As an industrial economy that is heavily reliant on imported fuel, decreasing energy prices late in the reporting period had a positive impact on performance. Corporate earnings growth also helped Taiwanese equities late in the period.

Every major sector within the Index delivered positive results during the reporting period. The largest sector at approximately 56% of the Index, the information technology sector registered only moderate gains but was the largest single sector contributor to Index gains. The materials sector, which benefited from high commodity prices during the reporting period, also contributed meaningfully to Index returns, as did the financials and telecommunications services sectors. The industrials sector added only modestly to returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.33%	22.95%	24.27%	11.68%	11.72%	12.25%	46.16%	46.36%	48.63%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	33.00%

Energy	26.89

Consumer Cyclical	8.57

Basic Materials	8.14

Industrial	7.90

Communications	6.14

Consumer Non-Cyclical	6.00

Utilities	2.49

Technology	0.23

Short-Term and Other Net Assets	0.64

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
PTT PCL NVDR	10.97%

PTT Exploration & Production PCL NVDR	7.93

Siam Commercial Bank PCL NVDR	7.22

Kasikornbank PCL Foreign	5.19

Bangkok Bank PCL Foreign	4.89

CP All PCL NVDR	4.41

Advanced Information Service PCL NVDR	3.96

Kasikornbank PCL NVDR	3.78

Banpu PCL NVDR	3.72

Charoen Pokphand Foods PCL NVDR	3.70

TOTAL	55.77%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Thailand Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Thailand Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure broad based equity market performance in Thailand. The Index consists of stocks traded primarily on the Stock Exchange of Thailand. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 23.33%, net of fees, while the total return for the Index was 24.27%.

The Thailand equity market delivered solid results for the reporting period, surpassing the performance of the broader international market. Thailand’s exports represent more than 2/3 of gross domestic product (“GDP”), making the country heavily reliant on the economic strength of its trading partners for its own economic health. As the reporting period began, Thailand was rebounding sharply from the global financial crisis. During the course of the reporting period, the sovereign debt crisis in Europe and slow economic recovery in the United States translated into reduced demand for exports from Thailand. The earthquake and tsunami in Japan in March 2011 led to concerns of supply chain disruptions, which would also impede exports. Consequently, economic growth slowed somewhat, and annual GDP growth as of the second quarter of 2011 was a moderate, but healthy, 2.6% versus the second quarter of the previous year.

As with other Asian countries, Thailand experienced a rise in food and energy prices during the reporting period, which led to inflation. As inflation levels rose during the reporting period, the central bank tightened monetary policy, raising interest rates six times in the reporting period. By July 2011, the consumer price index appeared to level off at 4.3%.

The Thai baht appreciated against the U.S. dollar during the reporting period, as investors sought economies with strong prospects for growth. The tightening monetary policy also contributed to the strengthening currency.

In this environment, eight of the ten major sectors within the Index delivered positive results during the reporting period. One of the largest sectors at approximately 31% of the Index, the energy sector registered solid gains and was the largest single sector contributor to Index returns. The largest sector at approximately 33% of the Index, the financials sector also added substantially to Index performance. The consumer staples and telecommunications services sectors were meaningful contributors to the Index’s gains for the period. Both the industrials and information technology sectors suffered declines for the reporting period. Because their representation in the Index is small, the impact on returns was minimal.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Shareholder Expenses (Unaudited)

iSHARES® , INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Australia
Actual	$1,000.00	$ 947.90	0.51%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Hong Kong
Actual	1,000.00	957.80	0.51	2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Japan Small Cap
Actual	1,000.00	955.40	0.51	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
Malaysia
Actual	1,000.00	1,001.60	0.51	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Pacific ex-Japan
Actual	$1,000.00	$ 960.20	0.50%	$2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.70	0.50	2.55
Singapore
Actual	1,000.00	1,015.80	0.51	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60
South Korea
Actual	1,000.00	989.80	0.58	2.91
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
Taiwan
Actual	1,000.00	943.20	0.58	2.84
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96
Thailand Investable Market
Actual	1,000.00	1,097.20	0.58	3.07
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.58	2.96

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	25

Schedule of Investments

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 98.91%

AIRLINES – 0.20%
Qantas Airways Ltd.[a]	3,691,529	$6,206,908

		6,206,908

BANKS – 29.41%
Australia and New Zealand Banking Group Ltd.	8,639,967	187,742,897
Bendigo and Adelaide Bank Ltd.	1,222,385	11,454,746
Commonwealth Bank of Australia	5,185,415	267,781,217
National Australia Bank Ltd.	7,218,829	183,379,517
Suncorp Group Ltd.	4,280,633	37,499,950
Westpac Banking Corp.	10,013,184	220,906,656

		908,764,983

BEVERAGES – 1.88%
Coca-Cola Amatil Ltd.	1,891,434	23,861,946
Foster’s Group Ltd.	6,438,608	34,339,243

		58,201,189

BIOTECHNOLOGY – 1.71%
CSL Ltd.	1,751,030	52,732,491

		52,732,491

BUILDING MATERIALS – 0.61%
Boral Ltd.	2,428,795	9,598,130
James Hardie Industries SEa	1,455,003	9,271,505

		18,869,635

CHEMICALS – 0.71%
Incitec Pivot Ltd.	5,418,756	21,936,169

		21,936,169

COAL – 0.30%
Macarthur Coal Ltd.	552,721	9,405,876

		9,405,876

COMMERCIAL SERVICES – 1.92%
Brambles Ltd.	4,921,947	35,474,917
Transurban Group	4,322,224	23,931,350

		59,406,267

COMPUTERS – 0.40%
Computershare Ltd.	1,479,293	12,262,091

		12,262,091

DIVERSIFIED FINANCIAL SERVICES – 1.62%
ASX Ltd.	582,772	18,111,961

Security	Shares	Value
Macquarie Group Ltd.	1,154,042	$31,936,220

		50,048,181

ELECTRIC – 0.97%
AGL Energy Ltd.	1,534,854	25,445,290
SP AusNet	4,649,224	4,605,657

		30,050,947

ENGINEERING & CONSTRUCTION – 1.10%
Leighton Holdings Ltd.	503,532	10,936,149
MAp Group	1,236,479	4,171,254
WorleyParsons Ltd.	643,465	18,744,041

		33,851,444

ENTERTAINMENT – 0.57%
Tabcorp Holdings Ltd.	2,279,327	6,859,340
Tatts Group Ltd.	4,387,216	10,900,499

		17,759,839

FOOD – 3.90%
Metcash Ltd.	2,557,933	11,122,043
Woolworths Ltd.	4,046,775	109,300,847

		120,422,890

HEALTH CARE – PRODUCTS – 0.49%
Cochlear Ltd.	188,507	15,286,479

		15,286,479

HEALTH CARE – SERVICES – 0.77%
Ramsay Health Care Ltd.	436,441	8,319,839
Sonic Healthcare Ltd.	1,227,527	15,446,792

		23,766,631

INSURANCE – 3.98%
AMP Ltd.	9,355,070	45,385,239
Insurance Australia Group Ltd.	6,917,219	22,520,317
QBE Insurance Group Ltd.	3,635,502	54,975,409

		122,880,965

IRON & STEEL – 1.27%
BlueScope Steel Ltd.	6,126,778	5,380,410
Fortescue Metals Group Ltd.	4,143,937	26,849,605
OneSteel Ltd.	4,449,996	7,148,588

		39,378,603

LODGING – 0.75%
Crown Ltd.	1,513,773	13,504,395
Echo Entertainment Group Ltd.[a]	2,278,688	9,639,430

		23,143,825

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2011

Security	Shares	Value
MEDIA – 0.22%
Fairfax Media Ltd.[b]	7,433,535	$6,727,001

		6,727,001

METAL FABRICATE & HARDWARE – 0.29%
Sims Metal Management Ltd.	546,345	8,952,159

		8,952,159

MINING – 25.13%
Alumina Ltd.	8,119,182	15,303,626
BHP Billiton Ltd.	10,684,787	454,739,958
Iluka Resources Ltd.	1,393,030	24,436,767
Lynas Corp. Ltd.[a]	5,664,639	10,980,451
Newcrest Mining Ltd.	2,546,429	109,765,748
Orica Ltd.	1,208,357	30,372,304
OZ Minerals Ltd.	1,077,362	13,614,856
Paladin Energy Ltd.[a]	2,198,178	4,943,693
Rio Tinto Ltd.	1,449,901	112,607,037

		776,764,440

OIL & GAS – 5.67%
Caltex Australia Ltd.	448,582	5,198,027
Origin Energy Ltd.	3,541,338	53,741,108
Santos Ltd.	2,908,760	36,602,870
Woodside Petroleum Ltd.	2,111,158	79,540,068

		175,082,073

PACKAGING & CONTAINERS – 0.95%
Amcor Ltd.	4,083,855	29,303,163

		29,303,163

REAL ESTATE – 0.53%
BGP Holdings PLC[c]	18,888,372	2,720
Lend Lease Group	1,804,492	16,233,181

		16,235,901

REAL ESTATE INVESTMENT TRUSTS – 6.25%
CFS Retail Property Trust	6,140,191	11,803,634
Dexus Property Group	16,099,072	14,827,525
Goodman Group	23,371,471	16,269,297
GPT Group	5,864,780	19,596,373
Mirvac Group	11,369,148	14,671,832
Stockland Corp. Ltd.	7,928,762	25,389,021
Westfield Group	7,298,067	63,621,168
Westfield Retail Trust	9,652,798	27,084,692

		193,263,542

Security	Shares	Value
RETAIL – 4.24%
Harvey Norman Holdings Ltd.	1,764,299	$3,911,217
Wesfarmers Ltd.	3,344,548	110,141,741
Wesfarmers Ltd. Partially Protected	505,451	16,964,749

		131,017,707

TELECOMMUNICATIONS – 1.52%
Telstra Corp. Ltd.	14,488,782	47,015,807

		47,015,807

TRANSPORTATION – 1.55%
Asciano Group	9,735,864	16,317,673
QR National Ltd.[a]	5,682,026	20,020,204
Toll Holdings Ltd.	2,244,783	11,659,649

		47,997,526

TOTAL COMMON STOCKS
(Cost: $3,001,306,848)		3,056,734,732

SHORT-TERM INVESTMENTS – 0.27%

MONEY MARKET FUNDS – 0.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	6,077,018	6,077,018
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	471,045	471,045
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,735,433	1,735,433

		8,283,496

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,283,496)		8,283,496

TOTAL INVESTMENTS IN SECURITIES – 99.18%
(Cost: $3,009,590,344)		3,065,018,228

Other Assets, Less Liabilities – 0.82%		25,406,400

NET ASSETS – 100.00%		$3,090,424,628

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2011

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.60%

AIRLINES – 0.76%
Cathay Pacific Airways Ltd.[a]	6,095,000	$12,268,793

		12,268,793

APPAREL – 0.73%
Yue Yuen Industrial (Holdings) Ltd.[a]	4,266,500	11,748,464

		11,748,464

BANKS – 9.45%
Bank of East Asia Ltd. (The)[a]	8,045,510	31,708,377
BOC Hong Kong (Holdings) Ltd.	19,504,000	53,456,882
Hang Seng Bank Ltd.[a]	4,022,700	59,232,917
Wing Hang Bank Ltd.[a]	786,500	7,537,209

		151,935,385

DISTRIBUTION & WHOLESALE – 4.55%
Esprit Holdings Ltd.[a]	6,460,732	18,122,380
Li & Fung Ltd.[a]	30,534,000	55,034,226

		73,156,606

DIVERSIFIED FINANCIAL SERVICES – 6.39%
Hong Kong Exchanges and Clearing Ltd.[a]	5,485,500	102,672,893

		102,672,893

ELECTRIC – 9.50%
CLP Holdings Ltd.	10,361,700	95,973,074
Power Assets Holdings Ltd.[a]	7,314,000	56,711,868

		152,684,942

ENGINEERING & CONSTRUCTION – 0.92%
Cheung Kong Infrastructure Holdings Ltd.[a]	2,438,000	14,772,628

		14,772,628

GAS – 3.74%
Hong Kong and China Gas Co. Ltd. (The)	25,599,871	60,206,766

		60,206,766

HOLDING COMPANIES – DIVERSIFIED – 13.90%
Hutchison Whampoa Ltd.	11,729,800	112,409,360
NWS Holdings Ltd.	7,314,000	10,347,099
Swire Pacific Ltd. Class A	3,657,000	48,777,840
Wharf (Holdings) Ltd. (The)[a]	8,170,150	52,022,804

		223,557,103

Security	Shares	Value
INSURANCE – 9.79%
AIA Group Ltd.	44,859,200	$157,503,754

		157,503,754

LODGING – 7.33%
Galaxy Entertainment Group Ltd.[a,b]	6,095,000	15,242,097
Sands China Ltd.[b]	12,677,600	39,385,328
Shangri-La Asia Ltd.[a]	7,314,000	16,825,773
SJM Holdings Ltd.	8,533,000	19,564,342
Wynn Macau Ltd.[a]	8,289,200	26,816,075

		117,833,615

REAL ESTATE – 25.83%
Cheung Kong (Holdings) Ltd.	7,314,000	102,625,946
Hang Lung Group Ltd.[a]	4,876,000	28,481,126
Hang Lung Properties Ltd.	13,409,000	49,662,007
Henderson Land Development Co. Ltd.[a]	4,876,332	28,451,765
Hopewell Holdings Ltd.	3,047,742	9,605,318
Hysan Development Co. Ltd.	3,657,000	14,882,171
Kerry Properties Ltd.	3,657,000	15,797,635
New World Development Co. Ltd.	12,190,800	15,540,447
Sino Land Co. Ltd.	14,628,000	22,346,729
Sun Hung Kai Properties Ltd.	7,868,000	110,803,386
Wheelock and Co. Ltd.	4,876,357	17,089,926

		415,286,456

REAL ESTATE INVESTMENT TRUSTS – 2.51%
Link REIT (The)[a]	11,580,500	40,362,606

		40,362,606

RETAIL – 0.58%
Lifestyle International Holdings Ltd.[a]	3,047,500	9,389,382

		9,389,382

SEMICONDUCTORS – 0.70%
ASM Pacific Technology Ltd.[a]	1,097,100	11,323,595

		11,323,595

TELECOMMUNICATIONS – 0.89%
Foxconn International Holdings Ltd.[a,b]	10,971,000	5,450,537
PCCW Ltd.	20,723,000	8,885,485

		14,336,022

TRANSPORTATION – 2.03%
MTR Corp. Ltd.[a]	7,923,583	26,548,756

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2011

Security	Shares	Value
Orient Overseas International Ltd.	1,219,200	$6,018,016

		32,566,772

TOTAL COMMON STOCKS
(Cost: $1,757,314,913)		1,601,605,782

SHORT-TERM INVESTMENTS – 8.77%

MONEY MARKET FUNDS – 8.77%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,d,e]	130,690,848	130,690,848
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	10,130,167	10,130,167
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	205,174	205,174

		141,026,189

TOTAL SHORT-TERM INVESTMENTS
(Cost: $141,026,189)		141,026,189

TOTAL INVESTMENTS IN SECURITIES – 108.37%
(Cost: $1,898,341,102)		1,742,631,971

Other Assets, Less Liabilities – (8.37)%		(134,649,519)

NET ASSETS – 100.00%		$1,607,982,452

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.76%

ADVERTISING – 0.36%
Asatsu-DK Inc.	6,400	$173,914
Moshi Moshi Hotline Inc.	4,800	90,828

		264,742

AEROSPACE & DEFENSE – 0.17%
Japan Aviation Electronics Industry Ltd.	16,000	123,447

		123,447

AGRICULTURE – 0.30%
Hokuto Corp.	4,800	108,278
Sakata Seed Corp.	8,000	118,216

		226,494

AIRLINES – 0.12%
Skymark Airlines Inc.	4,800	86,560

		86,560

APPAREL – 1.17%
Descente Ltd.	16,000	86,413
Gunze Ltd.	32,000	105,872
Japan Wool Textile Co. Ltd. (The)	16,000	137,047
Katakura Industries Co. Ltd.	6,400	67,038
Onward Holdings Co. Ltd.	16,000	129,096
Sanyo Shokai Ltd.	16,000	44,567
TSI Holdings Co. Ltd.[a]	16,000	101,687
Wacoal Holdings Corp.	16,000	199,398

		871,118

AUTO MANUFACTURERS – 0.44%
Kanto Auto Works Ltd.	8,000	70,930
Nissan Shatai Co. Ltd.	16,000	123,656
ShinMaywa Industries Ltd.	16,000	58,794
Toyota Auto Body Co. Ltd.	4,800	76,956

		330,336

AUTO PARTS & EQUIPMENT – 4.13%
Aisan Industry Co. Ltd.	4,800	46,073
Akebono Brake Industry Co. Ltd.	12,800	65,448
Calsonic Kansei Corp.	32,000	189,983
Exedy Corp.	6,400	219,778
FCC Co. Ltd.	6,400	141,943
Futaba Industrial Co. Ltd.	11,200	76,600
Kayaba Industry Co. Ltd.	32,000	212,162
Keihin Corp.	8,000	148,869
Musashi Seimitsu Industry Co. Ltd.	4,800	116,124

Security	Shares	Value
Nifco Inc.	8,000	$202,851
Nippon Seiki Co. Ltd.	1,000	11,613
Nissin Kogyo Co. Ltd.	8,000	124,912
Press Kogyo Co. Ltd.	16,000	77,625
Riken Corp.	16,000	69,465
Sanden Corp.	16,000	64,234
Sanoh Industrial Co. Ltd.	1,600	14,625
Showa Corp.[a]	11,200	74,110
T.RAD Co. Ltd.	16,000	67,791
Tachi-S Co. Ltd.	3,200	54,735
Takata Corp.	6,400	155,585
Teikoku Piston Ring Co. Ltd.	3,200	38,415
Tokai Rika Co. Ltd.	9,600	165,085
Topre Corp.	9,600	96,289
Toyo Tire & Rubber Co. Ltd.	32,000	84,948
TS Tech Co. Ltd.	8,000	121,146
Unipres Corp.	6,400	163,201
Yokohama Rubber Co. Ltd. (The)	48,000	266,771

		3,070,381

BANKS – 8.78%
77 Bank Ltd. (The)	48,000	194,586
Aichi Bank Ltd. (The)	1,600	86,622
Akita Bank Ltd. (The)	32,000	99,176
Aomori Bank Ltd. (The)	32,000	108,801
Awa Bank Ltd. (The)	32,000	215,091
Bank of Iwate Ltd. (The)	3,200	142,069
Bank of Nagoya Ltd. (The)	32,000	100,432
Bank of Okinawa Ltd. (The)	3,200	147,300
Bank of Saga Ltd. (The)	32,000	79,090
Bank of the Ryukyus Ltd.	8,000	108,801
Chiba Kogyo Bank Ltd. (The)[a]	6,400	37,745
Daishi Bank Ltd. (The)	64,000	205,885
Ehime Bank Ltd. (The)	32,000	96,665
Eighteenth Bank Ltd. (The)	32,000	90,388
FIDEA Holdings Co. Ltd.	22,400	64,151
Fukui Bank Ltd. (The)	48,000	146,881
Higashi-Nippon Bank Ltd. (The)	32,000	70,302
Higo Bank Ltd. (The)	32,000	179,521
Hokkoku Bank Ltd. (The)	48,000	175,755
Hokuetsu Bank Ltd. (The)	48,000	104,198
Hyakugo Bank Ltd. (The)	48,000	194,586
Hyakujushi Bank Ltd. (The)	48,000	197,097

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Juroku Bank Ltd. (The)	64,000	$197,515
Kagoshima Bank Ltd. (The)	32,000	218,020
Kansai Urban Banking Corp.	48,000	87,878
Keiyo Bank Ltd. (The)	48,000	251,079
Kiyo Holdings Inc.	112,000	159,644
Mie Bank Ltd. (The)	16,000	40,173
Minato Bank Ltd. (The)	32,000	63,188
Miyazaki Bank Ltd. (The)	32,000	71,139
Musashino Bank Ltd. (The)	6,400	222,456
Nanto Bank Ltd. (The)	48,000	265,516
Ogaki Kyoritsu Bank Ltd. (The)	48,000	156,924
Oita Bank Ltd. (The)	32,000	100,850
San-in Godo Bank Ltd. (The)	32,000	234,340
Sapporo Hokuyo Holdings Inc.	38,400	145,626
Senshu Ikeda Holdings Inc.	150,400	222,247
Shiga Bank Ltd. (The)	48,000	284,974
Shikoku Bank Ltd. (The)	32,000	114,241
Shimizu Bank Ltd. (The)	1,600	64,862
Tochigi Bank Ltd. (The)	16,000	63,816
Toho Bank Ltd. (The)	48,000	118,007
Tokyo Tomin Bank Ltd. (The)	6,400	79,843
TOMONY Holdings Inc.	16,000	66,536
Towa Bank Ltd. (The)	32,000	39,754
Tsukuba Bank Ltd.	11,200	38,520
Yachiyo Bank Ltd. (The)	3,200	95,619
Yamagata Bank Ltd. (The)	32,000	153,577
Yamanashi Chuo Bank Ltd. (The)	32,000	132,653

		6,534,139

BEVERAGES – 1.08%
ITO EN Ltd.	6,400	117,003
Kagome Co. Ltd.	14,400	274,931
KEY Coffee Inc.	1,600	31,803
Mikuni Coca-Cola Bottling Co. Ltd.	1,600	14,144
Sapporo Holdings Ltd.	48,000	188,937
Takara Holdings Inc.	32,000	178,266

		805,084

BIOTECHNOLOGY – 0.09%
OncoTherapy Science Inc.[a]	16	27,619
Takara Bio Inc.[a]	6,400	38,080

		65,699

BUILDING MATERIALS – 1.57%
Central Glass Co. Ltd.	32,000	145,626

Security	Shares	Value
Chofu Seisakusho Co. Ltd.	4,800	$129,933
Nichias Corp.	16,000	94,782
Nichiha Corp.	1,600	17,136
Sanwa Holdings Corp.	48,000	156,924
Sumitomo Osaka Cement Co. Ltd.	80,000	244,802
Taiheiyo Cement Corp.[b]	144,000	254,218
Takara Standard Co. Ltd.	16,000	124,912

		1,168,333

CHEMICALS – 6.93%
Adeka Corp.	17,600	175,839
Aica Kogyo Co. Ltd.	11,200	154,664
Arisawa Manufacturing Co. Ltd.	4,800	24,292
C. Uyemura & Co. Ltd.	1,600	66,013
Chugoku Marine Paints Ltd.	16,000	134,327
Dai Nippon Toryo Co. Ltd.	16,000	18,622
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	16,000	81,601
Daiso Co. Ltd.	16,000	57,539
DIC Corp.	128,000	279,534
Earth Chemical Co. Ltd.	3,200	115,664
Fujimi Inc.	4,800	56,367
Ishihara Sangyo Kaisha Ltd.[a]	64,000	76,161
Lintec Corp.	9,600	227,728
Nihon Nohyaku Co. Ltd.	16,000	75,114
Nihon Parkerizing Co. Ltd.	16,000	214,254
Nippon Carbon Co. Ltd.	32,000	99,176
Nippon Kayaku Co. Ltd.	32,000	332,679
Nippon Paint Co. Ltd.	48,000	380,384
Nippon Shokubai Co. Ltd.	16,000	200,026
Nippon Soda Co. Ltd.	32,000	140,186
Nippon Synthetic Chemical Industry Co. Ltd. (The)	16,000	96,038
Nissan Chemical Industries Ltd.	20,800	215,426
NOF Corp.	32,000	156,924
S.T. Corp.	1,600	20,526
Sakai Chemical Industry Co. Ltd.	16,000	70,930
Stella Chemifa Corp.	1,600	51,053
Sumitomo Bakelite Co. Ltd.	32,000	182,032
T. Hasegawa Co. Ltd.	1,600	27,221
Taiyo Ink Manufacturing Co. Ltd.	3,200	93,401
Takasago International Corp.	16,000	79,927
Tanaka Chemical Corp.	1,600	14,563

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Toagosei Co. Ltd.	48,000	$239,780
Tokai Carbon Co. Ltd.	32,000	166,549
Tokuyama Corp.	48,000	205,885
Tokyo Ohka Kogyo Co. Ltd.	8,000	165,712
Toyo Ink Manufacturing Co. Ltd.	32,000	137,675
Zeon Corp.	32,000	320,544

		5,154,356

COAL – 0.04%
Mitsui Matsushima Co. Ltd.	16,000	31,594

		31,594

COMMERCIAL SERVICES – 1.90%
Aeon Delight Co. Ltd.	3,200	67,791
CMIC Co. Ltd.	1,600	28,497
Daiseki Co. Ltd.	6,460	127,308
Future Architect Inc.	32	14,437
Kyodo Printing Co. Ltd.	16,000	41,010
Kyoritsu Maintenance Co. Ltd.	1,600	25,840
Meitec Corp.	6,400	123,782
Nichii Gakkan Co.	9,600	93,025
Nishio Rent All Co. Ltd.	4,800	31,510
PARK24 Co. Ltd.	20,800	240,450
Pasona Group Inc.	64	61,012
Pronexus Inc.	3,200	16,529
So-net M3 Inc.	16	144,789
Sohgo Security Services Co. Ltd.	12,800	142,278
Temp Holdings Co. Ltd.	1,600	15,232
TKC Corp.	4,800	105,202
Toppan Forms Co. Ltd.	11,200	89,049
Zenrin Co. Ltd.	4,800	48,647

		1,416,388

COMPUTERS – 1.09%
CSK Holdings Corp.[a]	14,400	56,681
DTS Corp.	6,400	73,231
Ferrotec Corp.	4,800	95,410
Ines Corp.	4,800	33,142
Japan Digital Laboratory Co. Ltd.	1,600	18,517
Melco Holdings Inc.	1,600	43,813
Net One Systems Co. Ltd.	80	216,033
NS Solutions Corp.	3,200	72,520
OBIC Co. Ltd.	960	180,400
Roland DG Corp.	1,600	19,480

		809,227

Security	Shares	Value
COSMETICS & PERSONAL CARE – 1.26%
Aderans Holdings Co. Ltd.[a]	4,800	$45,006
Dr. Ci:Labo Co. Ltd.	16	93,213
Fancl Corp.	8,000	108,069
Kose Corp.	6,400	163,453
Lion Corp.	32,000	180,358
Mandom Corp.	3,200	95,619
Milbon Co. Ltd.	1,600	51,994
Pigeon Corp.	3,200	116,040
Pola Orbis Holdings Inc.	3,200	86,329

		940,081

DISTRIBUTION & WHOLESALE – 2.20%
Canon Marketing Japan Inc.	6,400	74,654
Doshisha Co. Ltd.	3,200	89,258
Hakuto Co. Ltd.	1,600	15,462
Hanwa Co. Ltd.	32,000	138,093
Inaba Denki Sangyo Co. Ltd.	4,800	142,173
Inabata & Co. Ltd.	3,200	18,622
Itochu Enex Co. Ltd.	14,400	79,090
Iwatani Corp.	32,000	109,638
Japan Pulp & Paper Co. Ltd.	16,000	58,376
JFE Shoji Holdings Inc.	16,000	71,557
Kanematsu Corp.[a]	96,000	91,644
Matsuda Sangyo Co. Ltd.	3,260	55,165
Mitsuuroko Co. Ltd.	1,600	10,210
Nagase & Co. Ltd.	16,000	201,281
Nippon Gas Co. Ltd.	8,000	125,226
Paltac Corp.	1,600	31,050
Ryoyo Electro Corp.	1,600	15,379
Ship Healthcare Holdings Inc.	6,400	150,229
Sumikin Bussan Corp.	16,000	37,453
Trusco Nakayama Corp.	4,800	97,607
Yuasa Trading Co. Ltd.	16,000	24,271

		1,636,438

DIVERSIFIED FINANCIAL SERVICES – 2.47%
Acom Co. Ltd.[a]	5,920	104,512
AIFUL Corp.[a,b]	23,200	32,766
Century Tokyo Leasing Corp.	9,680	189,245
Fuyo General Lease Co. Ltd.	3,200	116,961
GCA Savvian Group Corp.	16	21,195
Hitachi Capital Corp.	8,000	106,708
IBJ Leasing Co. Ltd.	4,800	112,797

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Ichiyoshi Securities Co. Ltd.	9,600	$56,995
Jaccs Co. Ltd.	32,000	112,985
Japan Securities Finance Co. Ltd.	17,600	95,975
Kenedix Inc.[a]	416	71,536
Marusan Securities Co. Ltd.	14,400	66,850
Matsui Securities Co. Ltd.	8,000	36,511
Okasan Securities Group Inc.	32,000	107,964
Orient Corp.[a]	48,000	50,216
Osaka Securities Exchange Co. Ltd.	48	257,042
Promise Co. Ltd.[a]	14,400	102,252
Ricoh Leasing Co. Ltd.	3,200	72,353
SPARX Group Co. Ltd.[a]	144	14,971
Tokai Tokyo Financial Holdings Inc.	32,000	104,616

		1,834,450

ELECTRIC – 0.20%
Okinawa Electric Power Co. Inc. (The)	3,200	151,066

		151,066

ELECTRICAL COMPONENTS & EQUIPMENT – 1.27%
Fujikura Ltd.	64,000	249,405
Funai Electric Co. Ltd.	3,200	79,969
HI-LEX Corp.	3,200	54,693
Hitachi Cable Ltd.	32,000	88,296
Icom Inc.	1,600	35,528
Nippon Signal Co. Ltd. (The)	8,000	59,108
Nissin Electric Co. Ltd.	1,000	7,519
NPC Inc.[b]	1,600	24,459
Sinfonia Technology Co. Ltd.	16,000	44,985
SWCC Showa Holdings Co. Ltd.[a]	32,000	34,733
Takaoka Electric Manufacturing Co. Ltd.	16,000	42,265
Tokyo Rope Manufacturing Co. Ltd.	32,000	92,481
Toshiba Tec Corp.	32,000	132,235

		945,676

ELECTRONICS – 5.64%
Alps Electric Co. Ltd.	32,000	289,578
Anritsu Corp.[b]	16,000	195,214
Chiyoda Integre Co. Ltd.	3,200	40,591
CMK Corp.[a]	9,600	38,289
Cosel Co. Ltd.	4,800	75,763
Dai-ichi Seiko Co. Ltd.	1,600	65,699
Dainippon Screen Manufacturing Co. Ltd.	32,000	209,651
Eizo Nanao Corp.	4,800	89,635
Enplas Corp.	1,600	32,766

Security	Shares	Value
FDK Corp.[a]	16,000	$22,179
Fujitsu General Ltd.	16,000	118,844
Furuno Electric Co. Ltd.	6,400	32,138
Futaba Corp.	6,400	122,861
HORIBA Ltd.	6,400	208,395
Hosiden Corp.	12,800	102,273
IDEC Corp.	3,200	32,975
JEOL Ltd.	16,000	46,868
Kaga Electronics Co. Ltd.	6,400	67,038
Koa Corp.	8,000	89,761
Kuroda Electric Co. Ltd.	6,400	74,487
Macnica Inc.	3,200	74,403
MARUWA Co. Ltd.[b]	1,600	68,733
Meiko Electronics Co. Ltd.	1,600	20,065
Micronics Japan Co. Ltd.	3,200	24,020
Mitsumi Electric Co. Ltd.	12,800	100,097
Nichicon Corp.	11,200	165,796
Nihon Dempa Kogyo Co. Ltd.	3,200	38,206
Nippon Ceramic Co. Ltd.	1,600	32,577
Nippon Chemi-Con Corp.	32,000	176,174
Nissha Printing Co. Ltd.	4,800	72,248
Nitto Kogyo Corp.	6,400	81,182
Ryosan Co. Ltd.	6,400	143,617
Sanshin Electronics Co. Ltd.	6,400	51,973
Sanyo Denki Co. Ltd.	16,000	126,167
SATO Corp.	1,600	21,656
Shinko Shoji Co. Ltd.	3,200	24,940
SIIX Corp.	1,600	20,567
Sodick Co. Ltd.	6,400	40,173
Star Micronics Co. Ltd.	9,600	94,657
Taiyo Yuden Co. Ltd.	16,000	147,090
Tamura Corp.	16,000	43,311
TOKO Inc.[a,b]	16,000	34,733
Tokyo Seimitsu Co. Ltd.	8,000	130,979
Toyo Corp.	6,400	73,650
ULVAC Inc.[a]	6,400	102,691
Wacom Co. Ltd.	80	89,238
Yamatake Corp.	11,200	239,613

		4,193,561

ENERGY – ALTERNATE SOURCES – 0.03%
Japan Wind Development Co. Ltd.[a,b]	16	24,208

		24,208

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 3.85%
Chudenko Corp.	6,400	$79,090
COMSYS Holdings Corp.	20,800	208,898
Fudo Tetra Corp.[a,b]	19,200	42,683
Hibiya Engineering Ltd.	1,600	18,831
Japan Airport Terminal Co. Ltd.	8,000	118,949
Kandenko Co. Ltd.	16,000	80,555
Kyowa Exeo Corp.	16,000	158,180
Maeda Corp.	32,000	105,453
Maeda Road Construction Co. Ltd.	16,000	169,897
MIRAIT Holdings Corp.	6,400	51,136
NEC Networks & System Integration Corp.	1,600	24,689
Nippo Corp.	16,000	139,767
Nippon Road Co. Ltd. (The)	16,000	43,939
Nishimatsu Construction Co. Ltd.	64,000	97,084
Okumura Corp.	32,000	121,355
Penta-Ocean Construction Co. Ltd.[b]	56,000	143,533
Shinko Plantech Co. Ltd.	8,000	79,822
SHO-BOND Holdings Co. Ltd.	4,800	118,446
Taihei Kogyo Co. Ltd.	16,000	76,370
Taikisha Ltd.	6,400	133,574
Takasago Thermal Engineering Co. Ltd.	14,400	122,401
Takuma Co. Ltd.[a]	16,000	75,533
Toa Corp.	32,000	56,911
Toda Corp.	48,000	175,128
Tokyu Construction Co. Ltd.	20,160	61,426
Toshiba Plant Systems & Services Corp.	16,000	163,201
Toyo Construction Co. Ltd.	64,000	71,139
Toyo Engineering Corp.	32,000	115,078
Yahagi Construction Co. Ltd.	1,600	8,871

		2,861,939

ENTERTAINMENT – 0.70%
Avex Group Holdings Inc.	8,000	106,918
Resorttrust Inc.	6,400	106,960
Shochiku Co. Ltd.[b]	16,000	137,675
Toei Co. Ltd.	16,000	68,628
Tokyotokeiba Co. Ltd.	32,000	46,450
Yomiuri Land Co. Ltd.	16,000	55,446

		522,077

ENVIRONMENTAL CONTROL – 0.18%
Asahi Holdings Inc.	4,800	117,128

Security	Shares	Value
Oyo Corp.	1,600	$16,446

		133,574

FOOD – 3.78%
Ariake Japan Co. Ltd.	4,800	95,912
Ezaki Glico Co. Ltd.	16,000	183,288
Fuji Oil Co. Ltd.	11,200	178,977
House Foods Corp.	12,800	230,658
Itoham Foods Inc.	32,000	114,241
J-Oil Mills Inc.	16,000	48,751
Kato Sangyo Co. Ltd.	4,800	99,113
Kewpie Corp.	19,200	262,628
Marudai Food Co. Ltd.	16,000	55,237
Maruha Nichiro Holdings Inc.	80,000	141,232
MEGMILK SNOW BRAND Co. Ltd.	8,000	155,878
Meito Sangyo Co. Ltd.	1,600	22,053
Mitsui Sugar Co. Ltd.	16,000	72,813
Morinaga & Co. Ltd.	48,000	114,869
Morinaga Milk Industry Co. Ltd.	48,000	206,512
Nichirei Corp.	48,000	214,045
Nippon Beet Sugar Manufacturing Co. Ltd.	32,000	71,139
Nippon Flour Mills Co. Ltd.	32,000	150,229
Nippon Suisan Kaisha Ltd.	46,400	171,110
Nisshin OilliO Group Ltd. (The)	32,000	154,414
Prima Meat Packers Ltd.	32,000	42,265
Yokohama Reito Co. Ltd.	3,200	24,773

		2,810,137

FOREST PRODUCTS & PAPER – 1.12%
Daio Paper Corp.	16,000	135,583
Hokuetsu Kishu Paper Co. Ltd.	24,000	171,675
Mitsubishi Paper Mills Ltd.[a,b]	64,000	65,280
Rengo Co. Ltd.	32,000	233,922
Sumitomo Forestry Co. Ltd.	25,600	223,293

		829,753

GAS – 0.07%
Shizuoka Gas Co. Ltd.	8,000	50,111

		50,111

HAND & MACHINE TOOLS – 1.34%
Asahi Diamond Industrial Co. Ltd.	6,400	120,518
DISCO Corp.	4,800	228,482
Hitachi Koki Co. Ltd.	11,200	90,953
Meidensha Corp.	32,000	121,773
Mori Seiki Co. Ltd.[b]	17,600	187,807

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
OSG Corp.	14,400	$187,179
Union Tool Co.	3,200	60,259

		996,971

HEALTH CARE – PRODUCTS – 1.08%
AS ONE Corp.	1,600	34,482
Hogy Medical Co. Ltd.	1,600	71,662
Nakanishi Inc.	1,600	152,949
Nihon Kohden Corp.	8,000	207,663
Nipro Corp.	9,600	176,257
Paramount Bed Co. Ltd.	3,200	84,655
Topcon Corp.[b]	12,800	71,976

		799,644

HEALTH CARE – SERVICES – 0.17%
Ain Pharmaciez Inc.	1,600	68,942
Message Co. Ltd.	16	57,539

		126,481

HOLDING COMPANIES – DIVERSIFIED – 0.07%
TOKAI Holdings Corp.[a]	9,600	49,965

		49,965

HOME BUILDERS – 0.45%
Haseko Corp.[a]	224,000	158,180
PanaHome Corp.	16,000	111,730
Token Corp.	1,760	67,320

		337,230

HOME FURNISHINGS – 1.60%
Alpine Electronics Inc.	9,600	129,808
Canon Electronics Inc.	4,800	128,427
Clarion Co. Ltd.[a,b]	16,000	29,083
Daiwa Industries Ltd.	16,000	82,228
Foster Electric Co. Ltd.	4,800	71,244
France Bed Holdings Co. Ltd.	32,000	46,868
Hoshizaki Electric Co. Ltd.	4,800	105,390
Juki Corp.[b]	32,000	70,302
JVC KENWOOD Holdings Inc.[a]	17,640	84,198
Nidec Sankyo Corp.	16,000	97,921
Noritz Corp.	6,400	138,177
Pioneer Corp.[a]	44,800	209,734

		1,193,380

HOUSEHOLD PRODUCTS & WARES – 0.17%
Mitsubishi Pencil Co. Ltd.	1,600	29,920

Security	Shares	Value
Pilot Corp.	48	$100,055

		129,975

HOUSEWARES – 0.31%
Noritake Co. Ltd.	16,000	62,142
Sangetsu Co. Ltd.	6,400	164,792

		226,934

INTERNET – 2.21%
Access Co. Ltd.[a]	48	41,240
CyberAgent Inc.	96	315,731
Digital Garage Inc.[a]	32	101,687
Dwango Co. Ltd.	16	33,958
eAccess Ltd.	288	107,336
En-Japan Inc.	32	41,972
GMO Internet Inc.	11,200	50,383
Gourmet Navigator Inc.	3,200	35,779
Internet Initiative Japan Inc.	16	74,487
kabu.com Securities Co. Ltd.	16,000	47,077
Kakaku.com Inc.	6,400	236,349
Macromill Inc.	3,200	35,486
Mixi Inc.[b]	16	69,046
Monex Group Inc.	224	42,826
So-net Entertainment Corp.	32	149,183
Start Today Co. Ltd.	8,000	214,463
VeriSign Japan K.K.	64	25,108
Zappallas Inc.	16	18,894

		1,641,005

IRON & STEEL – 1.23%
Aichi Steel Corp.	16,000	94,991
Godo Steel Ltd.	32,000	72,394
Kyoei Steel Ltd.	3,200	49,421
Mitsubishi Steel Manufacturing Co. Ltd.	32,000	97,084
Nakayama Steel Works Ltd.[a]	32,000	37,662
Nippon Koshuha Steel Co. Ltd.	16,000	20,505
Nippon Metal Industry Co. Ltd.[a]	32,000	33,896
Nippon Yakin Kogyo Co. Ltd.[a,b]	24,000	53,354
Sanyo Special Steel Co. Ltd.	16,000	90,388
Tokyo Steel Manufacturing Co. Ltd.	14,400	135,959
TOPY Industries Ltd.	32,000	88,715
Yodogawa Steel Works Ltd.	32,000	138,093

		912,462

LEISURE TIME – 1.61%
Accordia Golf Co. Ltd.	144	113,927

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Daiichikosho Co. Ltd.	9,600	$184,418
Fields Corp.	32	58,669
GLOBERIDE Inc.	16,000	18,831
H.I.S. Co. Ltd.	4,800	133,448
Heiwa Corp.	9,600	171,110
Mars Engineering Corp.	1,600	27,849
Mizuno Corp.	16,000	79,090
PGM Holdings K.K.	96	50,153
Roland Corp.	4,800	40,110
Round One Corp.	9,600	83,609
Tokyo Dome Corp.[a]	32,000	65,699
Universal Entertainment Corp.	4,800	173,244

		1,200,157

LODGING – 0.07%
Fujita Kanko Inc.	16,000	53,982

		53,982

MACHINERY – 3.87%
Aichi Corp.	1,600	6,926
Aida Engineering Ltd.	14,400	70,239
Chugai Ro Co. Ltd.	16,000	54,610
CKD Corp.	11,200	81,873
Daifuku Co. Ltd.	16,000	90,807
Daihen Corp.	16,000	57,120
Denyo Co. Ltd.	1,600	19,605
Ebara Corp.	80,000	357,787
Fuji Machine Manufacturing Co. Ltd.	6,400	112,232
Furukawa Co. Ltd.[a]	64,000	65,280
Harmonic Drive Systems Inc.	1,600	34,691
Iseki & Co. Ltd.[a]	32,000	74,905
Komori Corp.	12,800	88,882
Makino Milling Machine Co. Ltd.	16,000	128,887
Max Co. Ltd.	16,000	193,540
Miura Co. Ltd.	6,400	172,910
Modec Inc.	4,800	85,994
Nippon Sharyo Ltd.	16,000	69,674
Nippon Thompson Co. Ltd.	16,000	100,432
Obara Corp.	3,200	41,721
Okuma Corp.	32,000	245,220
Shima Seiki Manufacturing Ltd.	4,800	93,087
Sintokogio Ltd.	9,600	95,410
Tadano Ltd.	32,000	201,282
Toshiba Machine Co. Ltd.	16,000	82,019

Security	Shares	Value
Toyo Kanetsu K.K.	32,000	$73,650
Tsubakimoto Chain Co.	32,000	177,848

		2,876,631

MACHINERY – DIVERSIFIED – 0.06%
Torishima Pump Manufacturing Co. Ltd.	3,200	46,450

		46,450
MANUFACTURING – 1.73%
Achilles Corp.	16,000	23,852
Amano Corp.	14,400	128,992
Bando Chemical Industries Ltd.	16,000	61,933
Glory Ltd.	12,800	274,848
Japan Cash Machine Co. Ltd.	1,600	13,433
JSP Corp.	1,600	27,514
Kureha Corp.	32,000	141,441
Nikkiso Co. Ltd.	16,000	145,416
Nippon Valqua Industries Ltd.	16,000	43,311
Nitta Corp.	4,800	103,131
Shin-Etsu Polymer Co. Ltd.	3,200	17,450
Tamron Co. Ltd.	3,200	87,794
Tenma Corp.	6,400	60,594
Tokai Rubber Industries Ltd.	6,400	82,019
Toyo Tanso Co. Ltd.	1,600	71,557

		1,283,285

MEDIA – 0.47%
Gakken Holdings Co. Ltd.	16,000	34,942
Kadokawa Group Holdings Inc.[b]	3,200	114,785
SKY Perfect JSAT Holdings Inc.	320	158,389
Tohokushinsha Film Corp.	1,600	8,620
Tokyo Broadcasting System Holdings Inc.	1,600	19,689
USEN Corp.[a]	21,120	15,190

		351,615

METAL FABRICATE & HARDWARE – 1.73%
Kitz Corp.	16,000	75,324
Misumi Group Inc.	16,000	376,200
Mitsui High-Tech Inc.	3,200	15,943
Nachi-Fujikoshi Corp.	32,000	167,386
Neturen Co. Ltd.	8,000	66,327
Oiles Corp.	6,480	123,211
Onoken Co. Ltd.	3,200	29,544
Ryobi Ltd.	32,000	138,093
Tocalo Co. Ltd.	3,200	67,707
Toho Zinc Co. Ltd.	32,000	135,582

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Yamazen Corp.	12,800	$93,569

		1,288,886

MINING – 1.99%
Dowa Holdings Co. Ltd.	32,000	188,309
Mitsui Mining & Smelting Co. Ltd.	96,000	288,741
Nippon Coke & Engineering Co. Ltd.	32,000	51,053
Nippon Denko Co. Ltd.	16,000	96,665
Nippon Light Metal Co. Ltd.	96,000	183,288
Nittetsu Mining Co. Ltd.	16,000	66,745
OSAKA Titanium technologies Co. Ltd.	3,200	166,130
Pacific Metals Co. Ltd.	32,000	213,417
Sumitomo Light Metal Industries Ltd.[a]	80,000	79,508
Toho Titanium Co. Ltd.	6,400	145,291

		1,479,147

OFFICE & BUSINESS EQUIPMENT – 0.08%
Riso Kagaku Corp.	3,200	58,376

		58,376

OFFICE FURNISHINGS – 0.34%
Kokuyo Co. Ltd.	19,200	146,881
Okamura Corp.	16,000	108,801

		255,682
OIL & GAS – 0.06%
AOC Holdings Inc.	8,000	45,717

		45,717
PACKAGING & CONTAINERS – 0.40%
FP Corp.	3,200	207,559
Fuji Seal International Inc.	4,800	92,271

		299,830

PHARMACEUTICALS – 2.72%
EPS Co. Ltd.	32	76,998
Fuso Pharmaceutical Industries Ltd.	16,000	46,031
JCR Pharmaceuticals Co. Ltd.	1,600	16,780
Kaken Pharmaceutical Co. Ltd.	16,000	223,042
Kissei Pharmaceutical Co. Ltd.	1,600	32,117
Kobayashi Pharmaceutical Co. Ltd.	4,800	246,371
KYORIN Holdings Inc.	3,000	60,730
Mochida Pharmaceutical Co. Ltd.	16,000	173,454
Nichi-Iko Pharmaceutical Co. Ltd.	4,800	128,866
Nippon Shinyaku Co. Ltd.	16,000	200,863
Rohto Pharmaceutical Co. Ltd.	16,000	199,608
Sawai Pharmaceutical Co. Ltd.	3,200	326,821

Security	Shares	Value
Seikagaku Corp.	8,000	$85,994
Taiko Pharmaceutical Co. Ltd.	1,600	18,831
Toho Holdings Co. Ltd.	8,000	84,530
Towa Pharmaceutical Co. Ltd.	1,600	78,567
Vital KSK Holdings Inc.	3,200	26,112

		2,025,715

REAL ESTATE – 1.53%
Airport Facilities Co. Ltd.	3,200	12,638
Arnest One Corp.	8,000	84,948
Daibiru Corp.	11,200	77,918
Daikyo Inc.[a]	48,000	84,739
Goldcrest Co. Ltd.	3,360	62,964
Heiwa Real Estate Co. Ltd.	40,000	88,924
Hulic Co. Ltd.	11,200	128,155
Iida Home Max Co. Ltd.	1,600	13,956
Leopalace21 Corp.[a,b]	25,600	56,911
Sankei Building Co. Ltd. (The)	6,400	32,724
Shoei Co. Ltd.	6,400	57,330
Sumitomo Real Estate Sales Co. Ltd.	1,600	70,198
TOC Co. Ltd.	16,000	73,231
Toho Real Estate Co. Ltd.	3,200	16,697
Tokyo Tatemono Co. Ltd.	64,000	214,254
Tokyu Livable Inc.	4,800	41,616
Touei Housing Corp.	1,600	17,931

		1,135,134

REAL ESTATE INVESTMENT TRUSTS – 5.64%
Advance Residence Investment Corp.	176	367,328
BLife Investment Corp.	16	103,152
DA Office Investment Corp.	48	146,693
Frontier Real Estate Investment Corp.	32	295,855
Fukuoka REIT Corp.	16	113,404
Global One Real Estate Investment Corp. Ltd.	16	139,140
Hankyu REIT Inc.	16	78,985
Heiwa Real Estate REIT Inc.	64	37,871
Industrial & Infrastructure Fund Investment Corp.	16	90,075
Japan Excellent Inc.	32	160,481
Japan Logistics Fund Inc.	32	291,251
Japan Rental Housing Investments Inc.	128	54,400
Kenedix Realty Investment Corp.	48	170,608
MID REIT Inc.	32	88,212

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Mori Hills REIT Investment Corp.	32	$115,873
MORI TRUST Sogo REIT Inc.	32	335,609
Nippon Accommodations Fund Inc.	32	241,873
Nomura Real Estate Residential Fund Inc.	16	86,622
ORIX JREIT Inc.	48	231,620
Premier Investment Corp.	32	139,140
Sekisui House SI Investment Corp.	16	73,441
TOKYU REIT Inc.	32	187,472
Top REIT Inc.	32	184,543
United Urban Investment Corp.	384	462,989

		4,196,637

RETAIL – 9.99%
Alpen Co. Ltd.	3,200	56,786
Aoki Holdings Inc.	4,800	75,198
Aoyama Trading Co. Ltd.	9,600	160,188
Arc Land Sakamoto Co. Ltd.	1,600	27,200
Arcs Co. Ltd.	6,400	116,082
Asahi Co. Ltd.	1,600	34,377
Askul Corp.	3,200	43,186
Autobacs Seven Co. Ltd.	4,800	218,752
Belluna Co. Ltd.	5,600	41,962
Best Denki Co. Ltd.[a]	16,000	46,659
BIC Camera Inc.	128	73,231
Cawachi Ltd.	3,200	65,657
Chiyoda Co. Ltd.	4,800	75,135
Circle K Sunkus Co. Ltd.	9,600	160,816
cocokara fine Inc.	1,600	42,244
Colowide Co. Ltd.[b]	8,000	53,877
Daiei Inc. (The)[a]	14,400	53,480
DCM Holdings Co. Ltd.	16,000	125,749
Don Quijote Co. Ltd.	9,600	360,549
Doutor Nichires Holdings Co. Ltd.	6,400	78,755
Duskin Co. Ltd.	11,200	219,840
EDION Corp.	12,800	111,144
Fuji Co. Ltd.	3,200	76,161
GEO Corp.[b]	64	82,940
Gulliver International Co. Ltd.	800	38,865
H2O Retailing Corp.	16,000	118,216
Heiwado Co. Ltd.	8,000	102,001
Honeys Co. Ltd.	3,680	42,974
Izumi Co. Ltd.	11,200	163,159
Izumiya Co. Ltd.	16,000	65,908

Security	Shares	Value
Joshin Denki Co. Ltd.	16,000	$183,078
K’s Holdings Corp.	9,600	421,185
Kappa Create Co. Ltd.	800	17,555
Kasumi Co. Ltd.	3,200	19,752
Keiyo Co. Ltd.[b]	8,000	48,123
Kisoji Co. Ltd.	4,800	90,953
Kohnan Shoji Co. Ltd.	4,800	89,133
Kojima Co. Ltd.	3,200	23,141
Komeri Co. Ltd.	6,400	186,049
Kura Corp.	1,600	21,676
Maruetsu Inc. (The)	16,000	56,702
Matsumotokiyoshi Co. Ltd.	6,400	130,477
Matsuya Co. Ltd.[a,b]	6,400	37,829
Megane Top Co. Ltd.	3,200	55,907
MOS Food Services Inc.	6,400	130,059
Nishimatsuya Chain Co. Ltd.	9,600	84,362
Nissen Holdings Co. Ltd.	8,000	48,333
Pal Co. Ltd.	800	26,437
Parco Co. Ltd.	9,600	77,207
Paris Miki Holdings Inc.	6,400	56,995
Plenus Co. Ltd.	4,800	79,153
Point Inc.	2,880	135,583
Ringer Hut Co. Ltd.	3,200	43,981
Royal Holdings Co. Ltd.	1,600	17,722
Ryohin Keikaku Co. Ltd.	4,800	256,100
Saint Marc Holdings Co. Ltd.	1,600	63,084
Saizeriya Co. Ltd.	6,400	117,170
San-A & Co. Ltd.	1,600	63,188
Sankyo-Tateyama Holdings Inc.[a]	64,000	84,530
Seiko Holdings Corp.	16,000	43,102
Senshukai Co. Ltd.	8,000	56,283
Shimachu Co. Ltd.	8,000	186,531
Sugi Holdings Co. Ltd.	6,400	172,324
Sundrug Co. Ltd.	6,400	202,621
Toridoll Corp.	16	31,050
Tsuruha Holdings Inc.	3,200	164,875
United Arrows Ltd.	1,600	30,360
UNY Co. Ltd.	28,800	258,360
Valor Co. Ltd.	8,000	136,629
Watami Co. Ltd.	4,800	111,040
Xebio Co. Ltd.	4,800	112,421
Yoshinoya Holdings Co. Ltd.	96	124,158

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Zensho Co. Ltd.	14,400	$203,750

		7,430,059

SEMICONDUCTORS – 0.49%
Axell Corp.	1,600	33,728
Megachips Corp.	3,200	49,170
Mimasu Semiconductor Industry Co. Ltd.	4,800	49,149
Sanken Electric Co. Ltd.	16,000	77,416
Shindengen Electric Manufacturing Co. Ltd.	16,000	67,163
Shinkawa Ltd.	1,600	9,897
Shinko Electric Industries Co. Ltd.	9,600	68,921
V Technology Co. Ltd.	1	5,407

		360,851

SHIPBUILDING – 0.45%
Hitachi Zosen Corp.	152,000	244,488
Namura Shipbuilding Co. Ltd.	9,600	37,536
Sasebo Heavy Industries Co. Ltd.	32,000	54,401

		336,425

SOFTWARE – 1.25%
Capcom Co. Ltd.	9,600	279,451
Fuji Soft Inc.	4,800	73,943
NEC Mobiling Ltd.	1,600	58,187
Nihon Unisys Ltd.	12,800	69,465
NSD Co. Ltd.	8,000	70,093
Obic Business Consultants Co. Ltd.	1,600	98,967
Simplex Technology Inc.	48	16,195
Sumisho Computer Systems Corp.[b]	4,800	80,722
Systena Corp.	32	28,330
Tecmo Koei Holdings Co. Ltd.	8,000	74,591
Trans Cosmos Inc.	6,400	80,010

		929,954

STORAGE & WAREHOUSING – 0.43%
Mitsui-Soko Co. Ltd.	32,000	118,007
Shibusawa Warehouse Co. Ltd. (The)	16,000	51,053
Sumitomo Warehouse Co. Ltd. (The)	32,000	152,739

		321,799

TELECOMMUNICATIONS – 1.10%
AIPHONE Co. Ltd.	1,600	30,381
Denki Kogyo Co. Ltd.	16,000	69,674
Hikari Tsushin Inc.	4,800	112,044
Hitachi Kokusai Electric Inc.	16,000	109,428
IT Holdings Corp.	16,048	155,296

Security	Shares	Value
Japan Radio Co. Ltd.	16,000	$43,939
MTI Ltd.	16	24,396
Oki Electric Industry Co. Ltd.[a]	144,000	139,349
T-Gaia Corp.	32	62,812
Uniden Corp.	16,000	70,721

		818,040

TEXTILES – 1.16%
Daiwabo Holdings Co. Ltd.	32,000	75,324
Kurabo Industries Ltd.	48,000	96,665
Nisshinbo Holdings Inc.	18,000	163,829
Nitto Boseki Co. Ltd.[b]	48,000	136,210
Seiren Co. Ltd.	12,800	83,526
Toyobo Co. Ltd.	160,000	242,710
Unitika Ltd.[a]	96,000	64,025

		862,289

TOYS, GAMES & HOBBIES – 0.60%
Sanrio Co. Ltd.[b]	8,000	340,003
Tomy Co. Ltd.	12,800	102,440

		442,443

TRANSPORTATION – 2.29%
Daiichi Chuo Kisen Kaisha[a]	16,000	24,271
Fukuyama Transporting Co. Ltd.	32,000	189,983
Hitachi Transport System Ltd.	9,600	182,409
Iino Kaiun Kaisha Ltd.	17,600	84,697
Inui Steamship Co. Ltd.	4,800	19,710
Kintetsu World Express Inc.	3,200	96,749
Nippon Konpo Unyu Soko Co. Ltd.	3,200	35,026
Nishi-Nippon Railroad Co. Ltd.	64,000	294,599
Sankyu Inc.	48,000	224,088
Seino Holdings Co. Ltd.	32,000	231,829
Shinwa Kaiun Kaisha Ltd.	16,000	26,991
Sotetsu Holdings Inc.	80,000	251,079
Yusen Air & Sea Service Co. Ltd.	3,200	44,106

		1,705,537

VENTURE CAPITAL – 0.13%
JAFCO Co. Ltd.	4,800	99,490

		99,490

TOTAL COMMON STOCKS
(Cost: $71,663,469)		74,209,147

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.70%

MONEY MARKET FUNDS – 2.70%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	1,851,609	$1,851,609
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	143,523	143,523
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	10,054	10,054

		2,005,186

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,005,186)		2,005,186

TOTAL INVESTMENTS
IN SECURITIES – 102.46%
(Cost: $73,668,655)		76,214,333

Other Assets, Less Liabilities – (2.46)%		(1,827,536)

NET ASSETS – 100.00%		$74,386,797

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.83%

AGRICULTURE – 9.03%
British American Tobacco (Malaysia) Bhd	965,300	$14,128,393
Genting Plantations Bhd	1,874,000	4,441,562
IOI Corp. Bhd	26,985,630	40,799,595
Kuala Lumpur Kepong Bhd	4,060,500	29,021,073

		88,390,623

AIRLINES – 1.20%
AirAsia Bhd	10,536,600	11,726,957

		11,726,957

AUTO MANUFACTURERS – 1.09%
UMW Holdings Bhd	4,403,900	10,688,648

		10,688,648

BANKS – 29.19%
Alliance Financial Group Bhd	7,870,800	8,944,690
AMMB Holdings Bhd	13,916,037	29,576,827
CIMB Group Holdings Bhd	40,683,564	96,424,002
Hong Leong Bank Bhd	4,029,100	16,640,467
Malayan Banking Bhd	28,149,220	82,286,691
Public Bank Bhd Foreign	8,901,500	38,972,038
RHB Capital Bhd	4,591,300	12,774,988

		285,619,703

BUILDING MATERIALS – 0.81%
Lafarge Malayan Cement Bhd	3,580,760	7,910,563

		7,910,563
CHEMICALS – 4.27%
Petronas Chemicals Group Bhd	20,051,800	41,810,994

		41,810,994

COMMERCIAL SERVICES – 1.87%
PLUS Expressways Bhd	12,555,800	18,309,665

		18,309,665

DIVERSIFIED FINANCIAL SERVICES – 1.33%
Bursa Malaysia Bhd	2,717,300	6,012,129
Hong Leong Financial Group Bhd	1,780,300	6,994,675

		13,006,804

ELECTRIC – 5.30%
Tenaga Nasional Bhd	22,862,812	40,237,936
YTL Power International Bhd	18,365,275	11,574,494

		51,812,430

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 2.22%
Gamuda Bhd	13,907,800	$13,893,813
Malaysia Airports Holdings Bhd	3,748,000	7,827,704

		21,721,517

ENTERTAINMENT – 0.90%
Berjaya Sports Toto Bhd	6,277,950	8,839,219

		8,839,219

FOOD – 2.33%
PPB Group Bhd	4,029,166	22,772,960

		22,772,960

GAS – 2.65%
Petronas Gas Bhd	5,852,700	25,937,879

		25,937,879

HOLDING COMPANIES – DIVERSIFIED – 11.27%
Berjaya Corp. Bhd	21,269,900	7,130,372
IJM Corp. Bhd	9,698,340	18,466,836
MMC Corp. Bhd	6,465,300	5,461,802
Sime Darby Bhd	22,769,125	67,093,734
YTL Corp. Bhd	27,925,005	12,076,184

		110,228,928

LODGING – 8.38%
Genting Bhd	17,178,500	54,247,895
Genting Malaysia Bhd	24,924,200	27,739,974

		81,987,869

OIL & GAS – 1.27%
Petronas Dagangan Bhd	2,095,800	12,393,534

		12,393,534

OIL & GAS SERVICES – 0.91%
Malaysia Marine and Heavy Engineering
Holdings Bhd[a]	4,048,500	8,876,027

		8,876,027

REAL ESTATE – 1.83%
SP Setia Bhd	9,413,000	11,959,527
UEM Land Holdings Bhd[a]	8,489,700	5,919,737

		17,879,264

RETAIL – 0.85%
Parkson Holdings Bhd	4,591,371	8,342,350

		8,342,350

TELECOMMUNICATIONS – 10.88%
Axiata Group Bhd	21,269,900	33,655,356

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2011

Security	Shares	Value
DiGi.Com Bhd	2,628,600	$26,629,666
Maxis Communications Bhd	18,925,700	33,689,396
Telekom Malaysia Bhd	8,995,200	12,514,274

		106,488,692

TRANSPORTATION – 2.25%
MISC Bhd	9,428,220	22,029,733

		22,029,733

TOTAL COMMON STOCKS
(Cost: $582,658,200)		976,774,359

SHORT-TERM INVESTMENTS – 0.02%

MONEY MARKET FUNDS – 0.02%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b,c]	149,530	149,530

		149,530

TOTAL SHORT-TERM INVESTMENTS
(Cost: $149,530)		149,530

TOTAL INVESTMENTS
IN SECURITIES – 99.85%
(Cost: $582,807,730)		976,923,889

Other Assets, Less Liabilities – 0.15%		1,478,393

NET ASSETS – 100.00%		$978,402,282

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.11%

AUSTRALIA – 64.25%
AGL Energy Ltd.	1,144,332	$18,971,094
Alumina Ltd.	6,057,884	11,418,341
Amcor Ltd.	3,039,050	21,806,303
AMP Ltd.	6,984,096	33,882,683
Asciano Group	7,269,248	12,183,532
ASX Ltd.	434,644	13,508,293
Australia and New Zealand Banking Group Ltd.	6,447,042	140,091,547
Bendigo and Adelaide Bank Ltd.	921,158	8,632,003
BGP Holdings PLC[a,b]	27,004,595	3,888
BHP Billiton Ltd.	7,968,828	339,149,906
BlueScope Steel Ltd.	4,528,124	3,976,505
Boral Ltd.	1,814,918	7,172,206
Brambles Ltd.	3,670,268	26,453,444
Caltex Australia Ltd.	331,702	3,843,658
CFS Retail Property Trust	4,574,136	8,793,118
Coca-Cola Amatil Ltd.	1,408,470	17,768,971
Cochlear Ltd.	140,980	11,432,402
Commonwealth Bank of Australia	3,869,236	199,812,112
Computershare Ltd.	1,106,028	9,168,039
Crown Ltd.	1,131,032	10,089,956
CSL Ltd.	1,306,060	39,332,163
Dexus Property Group	11,959,094	11,014,534
Echo Entertainment Group Ltd.[a]	1,707,454	7,222,965
Fairfax Media Ltd.[c]	5,512,052	4,988,149
Fortescue Metals Group Ltd.	3,081,876	19,968,246
Foster’s Group Ltd.	4,801,832	25,609,771
Goodman Group	17,408,104	12,118,091
GPT Group	4,357,612	14,560,374
Harvey Norman Holdings Ltd.	1,311,912	2,908,335
Iluka Resources Ltd.	1,038,730	18,221,577
Incitec Pivot Ltd.	4,041,870	16,362,269
Insurance Australia Group Ltd.	5,180,882	16,867,343
James Hardie Industries SEa	1,092,196	6,959,643
Leighton Holdings Ltd.	376,656	8,180,545
Lend Lease Group	1,346,226	12,110,627
Lynas Corp. Ltd.[a]	4,242,168	8,223,105
Macarthur Coal Ltd.	411,236	6,998,169
Macquarie Group Ltd.	861,840	23,850,009
MAp Group	937,118	3,161,362

Security	Shares	Value
Metcash Ltd.	1,913,870	$8,321,620
Mirvac Group	8,447,894	10,901,968
National Australia Bank Ltd.	5,387,298	136,853,235
Newcrest Mining Ltd.	1,898,708	81,845,244
OneSteel Ltd.	3,283,504	5,274,705
Orica Ltd.	903,602	22,712,224
Origin Energy Ltd.	2,642,444	40,100,061
OZ Minerals Ltd.	807,310	10,202,150
Paladin Energy Ltd.[a]	1,673,140	3,762,885
Qantas Airways Ltd.[a]	2,729,160	4,588,788
QBE Insurance Group Ltd.	2,713,732	41,036,569
QR National Ltd.[a]	4,220,356	14,870,116
Ramsay Health Care Ltd.	323,190	6,160,945
Rio Tinto Ltd.	1,081,556	83,999,401
Santos Ltd.	2,176,412	27,387,246
Sims Metal Management Ltd.	406,448	6,659,871
Sonic Healthcare Ltd.	919,296	11,568,116
SP AusNet	3,483,802	3,451,156
Stockland Corp. Ltd.	5,894,294	18,874,366
Suncorp Group Ltd.	3,183,754	27,890,878
Tabcorp Holdings Ltd.	1,678,992	5,052,710
Tatts Group Ltd.	3,272,332	8,130,453
Telstra Corp. Ltd.	10,827,264	35,134,254
Toll Holdings Ltd.	1,668,884	8,668,367
Transurban Group	3,220,994	17,834,044
Wesfarmers Ltd.	2,495,346	82,176,053
Wesfarmers Ltd. Partially Protected	379,050	12,722,278
Westfield Group	5,435,976	47,388,321
Westfield Retail Trust	7,171,360	20,122,049
Westpac Banking Corp.	7,471,940	164,842,799
Woodside Petroleum Ltd.	1,573,922	59,299,144
Woolworths Ltd.	3,015,908	81,457,778
WorleyParsons Ltd.	478,268	13,931,876

		2,280,036,948

HONG KONG – 20.97%
AIA Group Ltd.	20,907,600	73,408,030
ASM Pacific Technology Ltd.[c]	478,800	4,941,881
Bank of East Asia Ltd. (The)[c]	3,830,520	15,096,566
BOC Hong Kong (Holdings) Ltd.	9,177,000	25,152,472
Cathay Pacific Airways Ltd.	2,926,000	5,889,826
Cheung Kong (Holdings) Ltd.	3,458,000	48,520,717

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
Cheung Kong Infrastructure Holdings Ltd.	1,064,000	$6,447,119
CLP Holdings Ltd.	4,788,000	44,347,846
Esprit Holdings Ltd.	3,059,011	8,580,538
Foxconn International Holdings Ltd.[a,c]	5,320,000	2,643,046
Galaxy Entertainment Group Ltd.[a,c]	3,192,000	7,982,407
Hang Lung Group Ltd.[c]	2,128,000	12,429,827
Hang Lung Properties Ltd.	6,118,736	22,661,549
Hang Seng Bank Ltd.[c]	1,888,600	27,809,005
Henderson Land Development Co. Ltd.[c]	2,394,056	13,968,515
Hong Kong and China Gas Co. Ltd. (The)	11,704,089	27,526,129
Hong Kong Exchanges and Clearing Ltd.[c]	2,553,600	47,796,099
Hopewell Holdings Ltd.	1,463,000	4,610,817
Hutchison Whampoa Ltd.	5,320,000	50,982,778
Hysan Development Co. Ltd.	1,596,000	6,494,926
Kerry Properties Ltd.	1,862,000	8,043,532
Li & Fung Ltd.[c]	13,833,200	24,932,844
Lifestyle International Holdings Ltd.	1,463,000	4,507,520
Link REIT (The)[c]	5,586,000	19,469,411
MTR Corp. Ltd.	3,591,000	12,032,004
New World Development Co. Ltd.	5,852,941	7,461,144
NWS Holdings Ltd.	3,458,000	4,892,025
Orient Overseas International Ltd.	532,000	2,625,972
PCCW Ltd.	9,842,000	4,219,994
Power Assets Holdings Ltd.	3,458,000	26,812,912
Sands China Ltd.[a,c]	5,958,400	18,510,880
Shangri-La Asia Ltd.	3,725,000	8,569,320
Sino Land Co. Ltd.	6,384,000	9,752,633
SJM Holdings Ltd.	3,990,000	9,148,216
Sun Hung Kai Properties Ltd.	3,458,000	48,698,286
Swire Pacific Ltd. Class A	1,862,000	24,835,750
Wharf (Holdings) Ltd. (The)	3,724,600	23,716,105
Wheelock and Co. Ltd.	2,128,000	7,457,896
Wing Hang Bank Ltd.	399,000	3,823,708
Wynn Macau Ltd.[c]	3,830,400	12,391,581
Yue Yuen Industrial (Holdings) Ltd.[c]	1,862,000	5,127,303

		744,319,129

NEW ZEALAND – 0.96%
Auckland International Airport Ltd.	2,281,482	4,481,288

Security	Shares	Value
Contact Energy Ltd.[a]	874,342	$4,032,116
Fletcher Building Ltd.	1,683,514	11,185,471
Sky City Entertainment Group Ltd.	1,410,864	4,048,390
Telecom Corp. of New Zealand Ltd.	4,764,858	10,335,741

		34,083,006

SINGAPORE – 12.93%
Ascendas Real Estate Investment Trust	4,256,813	7,506,295
CapitaLand Ltd.[c]	6,384,000	13,912,314
CapitaMall Trust Management Ltd.[c]	4,788,000	7,447,336
CapitaMalls Asia Ltd.[c]	3,458,000	3,911,732
City Developments Ltd.	1,330,000	11,151,092
ComfortDelGro Corp. Ltd.[c]	4,788,000	5,475,983
COSCO Corp. (Singapore) Ltd.[c]	2,394,104	2,230,315
DBS Group Holdings Ltd.	4,256,000	46,905,386
Fraser and Neave Ltd.	2,394,150	11,749,208
Genting Singapore PLC[a,c]	15,162,400	20,998,458
Global Logistic Properties Ltd.[a]	4,522,000	6,281,339
Golden Agri-Resources Ltd.	16,492,987	9,054,166
Hutchison Port Holdings Trust[c]	13,034,000	8,993,460
Jardine Cycle & Carriage Ltd.	266,000	9,916,507
Keppel Corp. Ltd.	3,515,200	27,191,815
Keppel Land Ltd.[c]	1,862,000	4,785,677
Neptune Orient Lines Ltd.[c]	2,128,750	2,045,087
Noble Group Ltd.[c]	9,576,708	12,904,360
Olam International Ltd.[c]	3,192,600	6,877,799
Oversea-Chinese Banking Corp. Ltd.	6,118,600	44,531,296
SembCorp Industries Ltd.	2,394,240	8,583,219
SembCorp Marine Ltd.[c]	2,128,200	7,204,636
Singapore Airlines Ltd.[c]	1,330,800	12,220,447
Singapore Exchange Ltd.[c]	2,128,000	12,407,802
Singapore Press Holdings Ltd.[c]	3,724,517	11,772,231
Singapore Technologies Engineering Ltd.	3,724,000	9,106,725
Singapore Telecommunications Ltd.[c]	19,684,328	50,919,742
StarHub Ltd.	1,596,000	3,823,231
United Overseas Bank Ltd.	3,192,000	49,250,655
UOL Group Ltd.	1,064,000	4,044,483
Wilmar International Ltd.[c]	4,788,000	21,107,424

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
Yangzijiang Shipbuilding
(Holdings) Ltd.	4,788,000	$4,619,738

		458,929,958

TOTAL COMMON STOCKS
(Cost: $2,993,843,331)		3,517,369,041

SHORT-TERM INVESTMENTS – 4.17%

MONEY MARKET FUNDS – 4.17%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[d,e,f]	136,955,753	136,955,753
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[d,e,f]	10,615,775	10,615,775
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[d,e]	236,538	236,538

		147,808,066

TOTAL SHORT-TERM INVESTMENTS
(Cost: $147,808,066)		147,808,066

TOTAL INVESTMENTS
IN SECURITIES – 103.28%
(Cost: $3,141,651,397)		3,665,177,107

Other Assets, Less Liabilities – (3.28)%		(116,309,702)

NET ASSETS – 100.00%		$3,548,867,405

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.31%

AGRICULTURE – 6.37%
Golden Agri-Resources Ltd.	61,711,628	$33,877,875
Wilmar International Ltd.[a]	17,069,000	75,246,995

		109,124,870

AIRLINES – 2.81%
Singapore Airlines Ltd.[a]	5,252,467	48,232,261

		48,232,261

BANKS – 30.26%
DBS Group Holdings Ltd.[a]	15,756,500	173,652,422
Oversea-Chinese Banking Corp. Ltd.[a]	22,321,000	162,452,693
United Overseas Bank Ltd.	11,817,000	182,329,258

		518,434,373

DISTRIBUTION & WHOLESALE – 2.86%
Jardine Cycle & Carriage Ltd.	1,313,000	48,948,771

		48,948,771

DIVERSIFIED FINANCIAL SERVICES – 2.68%
Singapore Exchange Ltd.[a]	7,878,000	45,934,523

		45,934,523

ENGINEERING & CONSTRUCTION – 3.98%
SembCorp Industries Ltd.	9,191,000	32,949,228
Singapore Technologies Engineering Ltd.[a]	14,443,000	35,319,127

		68,268,355

FOOD – 1.49%
Olam International Ltd.[a]	11,817,000	25,457,293

		25,457,293

HOLDING COMPANIES – DIVERSIFIED – 8.72%
Keppel Corp. Ltd.[a]	13,130,100	101,567,835
Noble Group Ltd.[a]	35,451,999	47,770,629

		149,338,464

INVESTMENT COMPANIES – 1.96%
Hutchison Port Holdings Trust	48,581,000	33,520,890

		33,520,890

LODGING – 6.49%
City Developments Ltd.	3,939,000	33,025,677
Genting Singapore PLC[a,b]	56,459,400	78,190,810

		111,216,487

Security	Shares	Value
MEDIA – 2.71%
Singapore Press Holdings Ltd.[a]	14,665,000	$46,352,256

		46,352,256

REAL ESTATE – 9.37%
CapitaLand Ltd.	23,634,000	51,504,329
CapitaMalls Asia Ltd.	13,130,000	14,852,818
Fraser and Neave Ltd.[a]	7,878,000	38,661,010
Global Logistic Properties Ltd.[b]	17,069,000	23,709,902
Keppel Land Ltd.[a]	6,565,000	16,873,238
UOL Group Ltd.	3,939,000	14,972,951

		160,574,248

REAL ESTATE INVESTMENT TRUSTS – 3.17%
Ascendas Real Estate Investment Trust[a]	15,756,335	27,784,096
CapitaMall Trust Management Ltd.	17,069,800	26,550,656

		54,334,752

SHIPBUILDING – 2.52%
SembCorp Marine Ltd.[a]	7,878,000	26,669,544
Yangzijiang Shipbuilding (Holdings) Ltd.	17,069,000	16,469,154

		43,138,698

TELECOMMUNICATIONS – 11.84%
Singapore Telecommunications Ltd.	73,528,568	190,204,905
StarHub Ltd.	5,252,000	12,581,210

		202,786,115

TRANSPORTATION – 2.08%
ComfortDelGro Corp. Ltd.[a]	17,069,000	19,521,626
COSCO Corp. (Singapore) Ltd.[a]	9,191,000	8,562,212
Neptune Orient Lines Ltd.[a]	7,878,499	7,568,864

		35,652,702

TOTAL COMMON STOCKS
(Cost: $1,563,837,902)		1,701,315,058

SHORT-TERM INVESTMENTS – 11.23%

MONEY MARKET FUNDS – 11.23%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	178,461,196	178,461,196
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	13,832,963	13,832,963

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	92,201	$92,201

		192,386,360

TOTAL SHORT-TERM INVESTMENTS
(Cost: $192,386,360)		192,386,360

TOTAL INVESTMENTS IN SECURITIES – 110.54%
(Cost: $1,756,224,262)		1,893,701,418

Other Assets, Less Liabilities – (10.54)%		(180,502,154)

NET ASSETS – 100.00%		$1,713,199,264

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 97.01%

AGRICULTURE – 1.36%
KT&G Corp.	859,565	$55,432,415

		55,432,415

AIRLINES – 0.38%
Korean Air Lines Co. Ltd.	281,260	15,317,248

		15,317,248

AUTO MANUFACTURERS – 8.68%
Hyundai Motor Co. Ltd.	1,206,835	229,636,317
Kia Motors Corp.[a]	1,872,675	123,926,377

		353,562,694

AUTO PARTS & EQUIPMENT – 5.40%
Hankook Tire Co. Ltd.	588,350	21,976,611
Hyundai Mobis Co. Ltd.	533,820	168,624,774
Hyundai Wia Corp.[a,b]	90,405	12,117,838
Mando Corp.[a]	99,015	17,216,368

		219,935,591

BANKS – 0.85%
Industrial Bank of Korea	1,291,500	19,369,171
Korea Exchange Bank	2,023,350	15,305,277

		34,674,448

BIOTECHNOLOGY – 0.59%
Celltrion Inc.[a]	546,735	23,830,133

		23,830,133

CHEMICALS – 5.92%
Hanwha Chemical Corp.[a]	660,100	22,707,663
Honam Petrochemical Corp.[a]	111,930	37,455,134
KCC Corp.	33,005	9,219,187
KP Chemical Corp.	373,100	7,029,395
LG Chem Ltd.[a]	363,055	128,805,659
OCI Co. Ltd.[a]	123,410	35,917,707

		241,134,745

COMMERCIAL SERVICES – 0.17%
S1 Corp.	133,455	6,792,526

		6,792,526

COMPUTERS – 0.38%
SK C&C Co. Ltd.[a]	117,670	15,606,978

		15,606,978

COSMETICS & PERSONAL CARE – 1.46%
AmorePacific Corp.	25,130	27,371,289

Security	Shares	Value
LG Household & Health Care Ltd.[a]	73,185	$32,241,599

		59,612,888

DISTRIBUTION & WHOLESALE – 2.84%
Daewoo International Corp.[a]	287,003	9,496,373
Hanwha Corp.	358,750	13,501,254
Hyosung Corp.	179,375	13,232,238
Samsung C&T Corp.[a]	977,235	69,982,429
SK Networks Co. Ltd.	875,350	9,435,745

		115,648,039

DIVERSIFIED FINANCIAL SERVICES – 11.57%
BS Financial Group Inc.[b]	1,435,002	17,822,352
Daewoo Securities Co. Ltd.	889,700	12,759,441
DGB Financial Group Inc.[b]	1,033,200	15,011,108
Hana Financial Group Inc.	1,707,651	57,543,285
Hyundai Securities Co. Ltd.	932,757	10,010,843
KB Financial Group Inc.	2,870,000	118,636,172
Korea Investment Holdings Co. Ltd.	301,355	10,931,657
Mirae Asset Securities Co. Ltd.	186,552	7,099,415
Samsung Card Co. Ltd.	335,790	16,241,050
Samsung Securities Co. Ltd.	391,755	23,280,936
Shinhan Financial Group Co. Ltd.	3,343,557	140,718,667
Woori Finance Holdings Co. Ltd.	2,841,300	31,559,643
Woori Investment & Securities Co. Ltd.	674,450	9,451,214

		471,065,783

ELECTRIC – 1.04%
Korea Electric Power Corp.[b]	2,009,000	42,464,217

		42,464,217

ELECTRICAL COMPONENTS & EQUIPMENT – 1.71%
LG Electronics Inc.[a]	736,155	45,955,779
LG Innotek Co. Ltd.[a]	70,315	4,719,083
LS Corp.	137,760	11,970,148
LS Industrial Systems Co. Ltd.[a]	116,235	6,798,579

		69,443,589

ELECTRONICS – 2.62%
LG Display Co. Ltd.	1,822,452	35,702,533
Samsung Electro-Mechanics Co. Ltd.[a]	467,810	29,598,514
Samsung SDI Co. Ltd.	266,910	35,025,918
Seoul Semiconductor Co. Ltd.[a]	249,690	6,389,405

		106,716,370

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2011

Security	Shares	Value

ENGINEERING & CONSTRUCTION – 3.62%
Daelim Industrial Co. Ltd.	218,120	$23,614,248
Daewoo Engineering & Construction Co. Ltd.[a,b]	803,604	8,361,067
GS Engineering & Construction Corp.	279,825	27,278,249
Hyundai Engineering & Construction Co. Ltd.	523,775	34,857,782
Samsung Engineering Co. Ltd.	235,340	53,162,994

		147,274,340

ENVIRONMENTAL CONTROL – 0.38%
Woongjin Coway Co. Ltd.	416,150	15,602,943

		15,602,943

FOOD – 0.68%
CJ CheilJedang Corp.[a]	60,270	18,473,347
Lotte Confectionery Co. Ltd.[a]	5,740	9,426,330

		27,899,677

GAS – 0.15%
Korea Gas Corp.	186,550	5,971,488

		5,971,488

HOLDING COMPANIES – DIVERSIFIED – 1.74%
GS Holdings Corp.	400,365	27,095,049
LG Corp.	743,330	43,686,358

		70,781,407

HOME BUILDERS – 0.26%
Hyundai Development Co.	444,857	10,403,695

		10,403,695

INSURANCE – 2.83%
Dongbu Insurance Co. Ltd.	330,050	16,025,299
Korea Life Insurance Co. Ltd.	1,348,900	7,940,284
Samsung Fire & Marine Insurance Co. Ltd.	278,390	60,017,528
Samsung Life Insurance Co. Ltd.	390,320	31,098,280

		115,081,391

INTERNET – 2.49%
NCsoft Corp.	119,105	39,018,791
NHN Corp.[a,b]	320,005	62,390,252

		101,409,043

IRON & STEEL – 6.06%
Dongkuk Steel Mill Co. Ltd.	287,001	8,205,024
Hyundai Steel Co.	434,805	44,220,221

Security	Shares	Value
POSCO	512,295	$194,238,485

		246,663,730

LODGING – 0.48%
Kangwon Land Inc.	746,202	19,514,492

		19,514,492

MACHINERY – 0.81%
Doosan Heavy Industries & Construction Co. Ltd.	331,485	17,027,116
Doosan Infracore Co. Ltd.[a,b]	789,250	16,090,535

		33,117,651

MANUFACTURING – 1.40%
Cheil Industries Inc.[a]	368,795	33,462,395
Doosan Corp.[a]	78,925	9,987,229
Korea Kumho Petrochemical Co. Ltd.[a]	78,925	13,501,253

		56,950,877

METAL FABRICATE & HARDWARE – 0.27%
Hyundai Hysco Co. Ltd.[a]	243,950	10,930,131

		10,930,131

MINING – 0.64%
Korea Zinc Co. Ltd.	66,010	25,986,971

		25,986,971

OIL & GAS – 3.59%
S-Oil Corp.	353,010	40,368,580
SK Energy Co. Ltd.	470,680	74,560,547
SK Holdings Co. Ltd.	202,335	31,198,489

		146,127,616

PHARMACEUTICALS – 0.18%
Yuhan Corp.[a]	64,575	7,384,496

		7,384,496

RETAIL – 2.90%
E-Mart Co. Ltd.[b]	162,852	48,236,614
Hyundai Department Store Co. Ltd.	116,235	19,611,286
Lotte Shopping Co. Ltd.[a]	80,360	32,879,168
Shinsegae Co. Ltd.	57,400	17,190,139

		117,917,207

SEMICONDUCTORS – 16.92%
Hynix Semiconductor Inc.[a]	3,946,250	70,650,396
Samsung Electronics Co. Ltd.	863,870	602,445,780

50	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2011

Security	Shares	Value
Samsung Techwin Co. Ltd.	291,305	$15,946,208

		689,042,384

SHIPBUILDING – 4.52%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	746,200	20,283,826
Hanjin Heavy Industries & Construction Co. Ltd.[a,b]	243,955	5,145,042
Hyundai Heavy Industries Co. Ltd.[a]	327,180	106,264,114
Hyundai Mipo Dockyard Co. Ltd.	86,100	11,056,568
Samsung Heavy Industries Co. Ltd.[a]	1,262,800	41,132,587

		183,882,137

TELECOMMUNICATIONS – 1.20%
KT Corp.	502,252	17,301,177
LG Uplus Corp.	1,808,105	8,448,614
SK Telecom Co. Ltd.	157,850	22,933,636

		48,683,427

TRANSPORTATION – 0.92%
Hanjin Shipping Co. Ltd.[a]	401,800	6,609,730
Hyundai Glovis Co. Ltd.	88,970	16,220,335
Hyundai Merchant Marine Co. Ltd.[a]	330,050	8,383,892
STX Pan Ocean Co. Ltd.[a]	803,600	6,259,470

		37,473,427

TOTAL COMMON STOCKS
(Cost: $2,160,945,561)		3,949,336,194

PREFERRED STOCKS – 2.91%

AUTO MANUFACTURERS – 0.72%
Hyundai Motor Co. Ltd.	177,940	10,824,677
Hyundai Motor Co. Ltd. Series 2	294,175	18,722,859

		29,547,536

CHEMICALS – 0.18%
LG Chem Ltd.	58,835	7,169,283

		7,169,283

SEMICONDUCTORS – 2.01%
Samsung Electronics Co. Ltd.	160,720	81,802,465

		81,802,465

TOTAL PREFERRED STOCKS
(Cost: $73,148,404)		118,519,284

Security	Shares	Value
SHORT-TERM INVESTMENTS – 4.66%

MONEY MARKET FUNDS – 4.66%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[c,d,e]	171,918,867	$171,918,867
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[c,d,e]	13,325,852	13,325,852
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	4,494,517	4,494,517

		189,739,236

TOTAL SHORT-TERM INVESTMENTS
(Cost: $189,739,236)		189,739,236

TOTAL INVESTMENTS IN SECURITIES – 104.58%
(Cost: $2,423,833,201)		4,257,594,714

Other Assets, Less Liabilities – (4.58)%		(186,370,123)

NET ASSETS – 100.00%		$4,071,224,591

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.03%

AIRLINES – 0.57%
China Airlines Ltd.	16,592,752	$8,808,438
EVA Airways Corp.	10,370,193	7,578,486

		16,386,924

APPAREL – 0.61%
Pou Chen Corp.[a]	15,555,103	11,984,231
Ruentex Industries Ltd.[b]	3,111,000	5,469,277

		17,453,508

AUTO MANUFACTURERS – 0.65%
China Motor Co. Ltd.	4,148,000	4,432,617
Yulon Motor Co. Ltd.	6,222,362	14,027,904

		18,460,521

AUTO PARTS & EQUIPMENT – 1.12%
Cheng Shin Rubber Industry Co. Ltd.	11,407,138	26,463,758
Nan Kang Rubber Tire Co. Ltd.	3,325,076	5,570,544

		32,034,302

BANKS – 1.62%
Chang Hwa Commercial Bank Ltd.	28,283,986	20,913,545
Taiwan Business Bank Ltd.[b]	16,592,000	5,833,896
Taiwan Cooperative Bank Co. Ltd.	27,500,469	19,481,020

		46,228,461

BUILDING MATERIALS – 2.06%
Asia Cement Corp.[a]	13,753,060	18,133,871
Taiwan Cement Corp.	23,851,504	31,860,107
Taiwan Glass Industrial Corp.[a]	6,908,855	8,930,939

		58,924,917

CHEMICALS – 9.80%
China Petrochemical Development Corp.	12,557,800	18,484,223
Eternal Chemical Co. Ltd.	4,449,839	3,942,186
Formosa Chemicals & Fibre Corp.	19,703,204	59,837,373
Formosa Plastics Corp.	27,999,768	86,963,894
LCY Chemical Corp.	3,207,903	6,977,669
Nan Ya Plastics Corp.	33,184,860	79,045,617
Taiwan Fertilizer Co. Ltd.	5,185,000	16,121,857
TSRC Corp.	3,454,200	8,727,929

		280,100,748

COMPUTERS – 11.45%
Acer Inc.[a]	18,666,841	22,521,568
Advantech Co. Ltd.	2,303,771	6,631,099

Security	Shares	Value
Chicony Electronics Co. Ltd.[a]	3,231,653	$5,558,851
Chimei Innolux Corp.[b]	37,332,008	16,214,802
Clevo Co.	3,111,300	5,040,800
CMC Magnetics Corp.[a,b]	18,666,400	3,172,249
Compal Electronics Inc.	30,073,554	32,240,732
Foxconn Technology Co. Ltd.	5,470,279	19,422,559
HTC Corp.[a]	5,193,884	135,354,843
Inotera Memories Inc.[a,b]	15,555,024	3,581,846
Inventec Co. Ltd.	13,481,752	5,088,857
Lite-On Technology Corp.	14,598,258	15,851,536
Qisda Corp.	11,634,815	3,220,585
Quanta Computer Inc.	17,629,240	35,672,328
Wistron Corp.[a]	14,159,958	17,620,934

		327,193,589

DIVERSIFIED FINANCIAL SERVICES – 10.68%
Capital Securities Corp.[b]	12,444,200	5,469,365
Chinatrust Financial Holding Co. Ltd.	64,294,596	52,526,997
E.Sun Financial Holding Co. Ltd.	27,961,290	16,337,540
First Financial Holding Co. Ltd.	38,369,769	29,495,367
Fubon Financial Holding Co. Ltd.	35,955,851	51,189,322
Hua Nan Financial Holdings Co. Ltd.	30,839,896	21,421,393
KGI Securities Co. Ltd.	21,142,157	9,474,415
Mega Financial Holding Co. Ltd.	55,998,938	49,513,875
Polaris Securities Co. Ltd.	13,481,991	9,620,201
SinoPac Financial Holdings Co. Ltd.	41,480,497	15,871,819
Taishin Financial Holdings Co. Ltd.	36,295,735	16,390,290
Yuanta Financial Holding Co. Ltd.[b]	47,552,641	27,866,558

		305,177,142

ELECTRICAL COMPONENTS & EQUIPMENT – 2.25%
Delta Electronics Inc.[a]	12,444,180	36,462,376
Pacific Electric Wire & Cable Co. Ltd.[c]	197	–
Simplo Technology Co. Ltd.[a]	1,446,123	10,244,171
Tatung Co. Ltd.[b]	14,518,964	6,256,125
Walsin Lihwa Corp.	23,851,069	9,208,431
Young Fast Optoelectronics Co. Ltd.[a]	686,067	2,024,417

		64,195,520

ELECTRONICS – 13.15%
ASUSTeK Computer Inc.[a]	5,185,857	43,797,203
AU Optronics Corp.[a]	53,924,830	25,652,378
Cheng Uei Precision Industry Co. Ltd.	2,120,915	5,958,551
Chunghwa Picture Tubes Ltd.[b]	32,147,621	2,859,093

52	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2011

Security	Shares	Value
Coretronic Corp.	5,185,000	$4,673,908
E Ink Holdings Inc.[a]	5,232,000	11,254,134
HannStar Display Corp.[b]	34,221,675	3,067,145
Hon Hai Precision Industry Co. Ltd.[a]	64,294,818	162,457,476
Kinsus Interconnect Technology Corp.[a]	2,074,043	7,507,007
Nan Ya Printed Circuit Board Corp.[a]	1,100,446	3,626,489
Pegatron Corp.[b]	12,444,037	12,053,894
Phison Electronics Corp.	1,037,698	4,918,509
Synnex Technology International Corp.	9,333,538	23,647,944
TPK Holding Co. Ltd.[a,b]	674,750	16,374,774
Tripod Technology Corp.	3,489,060	11,738,646
Unimicron Technology Corp.[a]	9,333,794	13,497,394
Wintek Corp.[a]	10,370,926	8,937,526
WPG Holdings Co. Ltd.	9,333,744	13,851,245
Ya Hsin Industrial Co. Ltd.[b,c]	6,845,461	24

		375,873,340

ENERGY – ALTERNATE SOURCES – 0.17%
Motech Industries Inc.[a]	2,418,118	4,976,358

		4,976,358

FOOD – 1.48%
Uni-President Enterprises Co.	28,640,512	42,206,239

		42,206,239

HOME FURNISHINGS – 0.28%
Teco Electric and Machinery Co. Ltd.	12,444,092	8,064,563

		8,064,563

INSURANCE – 3.12%
Cathay Financial Holding Co. Ltd.	47,702,179	60,841,470
China Life Insurance Co. Ltd.	10,370,949	13,227,567
Shin Kong Financial Holding Co. Ltd.[b]	42,517,411	15,022,785

		89,091,822

INVESTMENT COMPANIES – 0.74%
China Development Financial Holding Corp.	64,972,920	21,187,674

		21,187,674

IRON & STEEL – 3.48%
China Steel Corp.[a]	80,886,090	87,830,257
Feng Hsin Iron & Steel Co. Ltd.	3,111,050	6,037,750
Tung Ho Steel Enterprise Corp.	5,185,882	5,541,714

		99,409,721

Security	Shares	Value
LEISURE TIME – 0.27%
Giant Manufacturing Co. Ltd.	2,105,590	$7,875,231

		7,875,231

LODGING – 0.09%
Formosa International Hotels Corp.	162,000	2,621,865

		2,621,865

MANUFACTURING – 1.42%
Hiwin Technologies Corp.[a]	1,076,290	11,056,185
Largan Precision Co. Ltd.[a]	1,037,794	29,656,879

		40,713,064

METAL FABRICATE & HARDWARE – 0.93%
Catcher Technology Co. Ltd.[a]	3,380,743	26,512,661

		26,512,661

OIL & GAS – 0.85%
Formosa Petrochemical Corp.[a]	8,296,950	24,196,279

		24,196,279

REAL ESTATE – 0.47%
Farglory Land Development Co. Ltd.	2,074,000	3,796,322
Highwealth Construction Corp.[a]	3,111,000	5,994,757
Ruentex Development Co. Ltd.[b]	3,156,000	3,611,892

		13,402,971

RETAIL – 1.36%
Far Eastern Department Stores Co. Ltd.	6,631,895	12,322,141
President Chain Store Corp.	4,148,215	26,454,085

		38,776,226

SEMICONDUCTORS – 23.16%
Advanced Semiconductor Engineering Inc.[a]	33,680,488	30,186,411
Epistar Corp.[a]	5,185,047	11,081,643
Everlight Electronics Co. Ltd.[a]	2,074,784	3,876,430
Macronix International Co. Ltd.[a]	24,888,527	10,466,917
MediaTek Inc.[a]	6,572,632	66,044,648
MStar Semiconductor Inc.	2,404,634	13,138,265
Nanya Technology Corp.[b]	14,518,920	2,632,569
Novatek Microelectronics Corp. Ltd.[a]	3,111,544	8,151,721
Powerchip Technology Corp.[b]	41,480,018	3,860,668
Powertech Technology Inc.	5,185,036	12,457,885
Realtek Semiconductor Corp.	3,142,977	4,902,522
Richtek Technology Corp.[a]	1,037,416	5,346,307

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2011

Security	Shares	Value
Siliconware Precision Industries Co. Ltd.[a]	21,777,214	$19,855,816
Sino-American Silicon Products Inc.[a]	2,187,300	4,855,724
Taiwan Semiconductor Manufacturing Co. Ltd.[a]	176,290,882	421,744,160
Transcend Information Inc.	1,037,905	2,379,244
United Microelectronics Corp.[a]	88,145,501	34,335,103
Vanguard International Semiconductor Corp.	5,185,416	1,975,175
Winbond Electronics Corp.[b]	20,740,000	4,389,720

		661,680,928

TELECOMMUNICATIONS – 5.17%
Chunghwa Telecom Co. Ltd.	26,962,648	92,851,257
Far EasTone Telecommunications Co. Ltd.	11,407,259	18,245,637
Taiwan Mobile Co. Ltd.	13,481,677	36,528,028

		147,624,922

TEXTILES – 1.28%
Far Eastern New Century Corp.	21,364,807	27,986,097
Formosa Taffeta Co. Ltd.	5,185,515	5,273,193
Tainan Spinning Co. Ltd.	6,425,940	3,333,749

		36,593,039

TRANSPORTATION – 0.80%
Evergreen International Storage & Transport Corp.	3,111,000	2,080,470
Evergreen Marine Corp. Ltd.[b]	9,333,467	5,984,332
U-Ming Marine Transport Corp.	3,111,800	5,181,059
Wan Hai Lines Ltd.	8,296,854	4,661,877
Yang Ming Marine Transport Corp.[b]	9,333,305	5,002,944

		22,910,682

TOTAL COMMON STOCKS
(Cost: $1,866,173,754)		2,829,873,217

SHORT-TERM INVESTMENTS – 16.00%

MONEY MARKET FUNDS – 16.00%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[d,e,f]	412,628,367	412,628,367
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[d,e,f]	31,983,833	31,983,833

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[d,e]	12,446,389	$12,446,389

		457,058,589

TOTAL SHORT-TERM INVESTMENTS
(Cost: $457,058,589)		457,058,589

TOTAL INVESTMENTS IN SECURITIES – 115.03%
(Cost: $2,323,232,343)		3,286,931,806

Other Assets, Less Liabilities – (15.03)%		(429,419,924)

NET ASSETS – 100.00%		$2,857,511,882

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.34%

AGRICULTURE – 3.70%
Charoen Pokphand Foods PCL NVDR	22,290,900	$23,428,874

		23,428,874

AIRLINES – 0.64%
Thai Airways International PCL NVDR	4,791,566	4,076,908

		4,076,908

AUTO PARTS & EQUIPMENT – 0.11%
Somboon Advance Technology PCL NVDR	864,900	704,156

		704,156

BANKS – 28.91%
Bangkok Bank PCL Foreign	5,667,200	30,917,157
Bangkok Bank PCL NVDR	4,264,300	22,765,699
Bank of Ayudhya PCL NVDR	13,401,900	11,403,018
Kasikornbank PCL Foreign	7,750,200	32,842,022
Kasikornbank PCL NVDR	5,626,200	23,935,285
Kiatnakin Bank PCL NVDR	2,028,700	2,335,340
Krung Thai Bank PCL NVDR	20,525,200	13,080,792
Siam Commercial Bank PCL NVDR	11,509,400	45,699,653

		182,978,966

BUILDING MATERIALS – 5.14%
Dynasty Ceramic PCL NVDR	1,083,500	1,825,717
Siam Cement PCL Foreign	459,000	5,789,189
Siam Cement PCL NVDR	1,730,500	19,285,519
Siam City Cement PCL NVDR	519,800	4,006,467
TPI Polene PCL NVDR	3,717,700	1,600,211

		32,507,103

CHEMICALS – 7.19%
Indorama Ventures PCL NVDR	10,694,510	13,738,359
IRPC PCL NVDR	73,727,400	11,857,393
PTT Chemical PCL NVDR	2,705,900	12,324,169
Siam Gas and Petrochemicals PCL NVDR	2,093,500	1,054,783
Sri Trang Agro-Industry PCL NVDR	4,675,071	4,055,784
Thai Plastic & Chemical PCL NVDR	1,663,000	1,539,815
Vinythai PCL NVDR	1,758,065	962,038

		45,532,341

COAL – 3.72%
Banpu PCL NVDR	1,116,500	23,544,478

		23,544,478

Security	Shares	Value
COMMERCIAL SERVICES – 0.26%
Bangkok Expressway PCL NVDR	2,808,100	$1,677,177

		1,677,177

COMPUTERS – 0.23%
Cal-Comp Electronics (Thailand) PCL NVDR	14,956,300	1,467,185

		1,467,185

DIVERSIFIED FINANCIAL SERVICES – 1.48%
Phatra Capital PCL NVDR	736,700	737,437
Thanachart Capital PCL NVDR	4,791,200	5,035,796
TISCO Financial Group PCL NVDR	2,605,800	3,564,825

		9,338,058

ELECTRIC – 2.21%
Electricity Generating PCL NVDR	998,700	3,065,746
Glow Energy PCL NVDR	3,804,300	6,886,329
Ratchaburi Electricity Generating Holding PCL NVDR	2,723,200	4,020,740

		13,972,815

ELECTRONICS – 0.94%
Delta Electronics (Thailand) PCL NVDR	3,716,544	2,715,793
Hana Microelectronics PCL NVDR	4,323,400	3,231,370

		5,947,163

ENGINEERING & CONSTRUCTION – 0.59%
CH. Karnchang PCL NVDR	3,148,800	751,215
Italian-Thai Development PCL NVDR	9,901,900	1,493,380
Sino-Thai Engineering & Construction PCL NVDR	3,918,700	1,503,672

		3,748,267

ENTERTAINMENT – 0.28%
Major Cineplex Group PCL NVDR	3,279,900	1,751,031

		1,751,031

FOOD – 1.42%
GFPT PCL NVDR	2,746,800	971,507
Khon Kaen Sugar Industry PCL NVDR	3,486,100	1,791,323
Thai Union Frozen Products PCL NVDR	2,133,760	4,022,604
Thai Vegetable Oil PCL NVDR	2,808,453	2,211,528

		8,996,962

HEALTH CARE – SERVICES – 0.62%
Bangkok Chain Hospital PCL NVDR	3,592,100	833,003
Bumrungrad Hospital PCL NVDR	2,445,676	3,121,358

		3,954,361

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
HOME BUILDERS – 0.20%
Asian Property Development PCL NVDR	6,229,860	$1,257,613

		1,257,613

IRON & STEEL – 0.95%
G J Steel PCL NVDR[a]	142,294,400	1,092,016
G Steel PCL NVDR[a]	59,149,200	1,184,168
Sahaviriya Steel Industries PCL NVDR[a]	65,828,440	1,976,830
Tata Steel (Thailand) PCL NVDR[a]	16,312,400	653,149
Thainox Stainless PCL NVDR	15,186,800	1,084,409

		5,990,572

LODGING – 0.87%
Central Plaza Hotel PCL NVDR	4,068,800	1,452,658
Minor International PCL NVDR	9,446,700	4,034,627

		5,487,285

MEDIA – 1.56%
BEC World PCL NVDR	6,686,700	9,036,081
MCOT PCL NVDR	802,800	837,087

		9,873,168

METAL FABRICATE & HARDWARE – 0.10%
STP & I PCL NVDR	825,600	603,291

		603,291

OIL & GAS – 23.17%
Bangchak Petroleum PCL NVDR	1,954,500	1,428,213
Esso (Thailand) PCL NVDR	7,802,100	2,681,403
PTT Aromatics & Refining PCL NVDR	8,189,100	9,358,581
PTT Exploration & Production PCL NVDR	8,600,200	50,218,051
PTT PCL NVDR	6,322,600	69,407,254
Thai Oil PCL NVDR	6,048,700	13,522,286

		146,615,788

PACKAGING & CONTAINERS – 0.26%
Polyplex PCL NVDR	2,645,750	1,633,179

		1,633,179

REAL ESTATE – 2.59%
Amata Corp. PCL NVDR	3,873,000	1,899,670
Bangkok Land PCL NVDR[a]	52,589,300	1,158,123
Hemaraj Land and Development PCL NVDR	34,894,800	2,677,946
LPN Development PCL NVDR	3,742,747	1,398,691
Pruksa Real Estate PCL NVDR	4,943,180	3,117,321
Quality Houses PCL NVDR	25,076,300	1,447,514

Security	Shares	Value
Rojana Industrial Park PCL NVDR	1,634,700	$485,446
Sansiri PCL NVDR	4,696,732	830,587
Supalai PCL NVDR	4,416,200	2,092,427
Ticon Industrial Connection PCL NVDR	2,758,383	1,260,922

		16,368,647

RETAIL – 6.47%
CP All PCL NVDR	16,319,700	27,907,395
Home Product Center PCL NVDR	11,339,105	3,859,155
Robinson Department Store PCL NVDR	2,488,300	3,238,028
Siam Makro PCL NVDR	726,000	5,959,159

		40,963,737

TELECOMMUNICATIONS – 4.58%
Advanced Information Service PCL NVDR	6,610,300	25,034,002
Jasmine International PCL NVDR	26,459,800	2,083,588
Samart Corp. PCL NVDR	2,483,400	766,481
Thaicom PCL NVDR[a]	3,174,000	1,090,831

		28,974,902

TRANSPORTATION – 0.87%
Precious Shipping PCL NVDR	1,967,500	1,122,598
Regional Container Lines PCL NVDR[a]	1,819,100	443,091
Tanayong PCL NVDR	101,408,957	2,233,230
Thoresen Thai Agencies PCL NVDR	2,579,630	1,678,438

		5,477,357

WATER – 0.28%
Thai Tap Water Supply PCL NVDR	10,391,066	1,785,585

		1,785,585

TOTAL COMMON STOCKS
(Cost: $556,757,644)		628,656,969

WARRANTS – 0.02%

REAL ESTATE – 0.02%
Bangkok Land PCL NVDR
(Expires 9/22/15)[a]	6,189,157	33,042
Rojana Industrial Park PCL NVDR
(Expires 7/18/16)[a]	471,233	74,529

		107,571

TOTAL WARRANTS
(Cost: $72,071)		107,571

56	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2011

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.09%

MONEY MARKET FUNDS – 0.09%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b,c]	594,796	$594,796

		594,796

TOTAL SHORT-TERM INVESTMENTS
(Cost: $594,796)		594,796

TOTAL INVESTMENTS IN SECURITIES – 99.45%
(Cost: $557,424,511)		629,359,336

Other Assets, Less Liabilities – 0.55%		3,480,398

NET ASSETS – 100.00%		$632,839,734

NVDR – Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2011

	iShares MSCI Australia Index Fund	iShares MSCI Hong Kong Index Fund	iShares MSCI Japan Small Cap Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$3,001,306,848	$1,757,314,913	$71,663,469
Affiliated (Note 2)	8,283,496	141,026,189	2,005,186

Total cost of investments	$3,009,590,344	$1,898,341,102	$73,668,655

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,056,734,732	$1,601,605,782	$74,209,147
Affiliated (Note 2)	8,283,496	141,026,189	2,005,186

Total fair value of investments	3,065,018,228	1,742,631,971	76,214,333
Foreign currencies, at value[b]	7,110,097	1,716,032	77,703
Receivables:
Investment securities sold	6,006,601	15,238,735	–
Dividends and interest	25,959,034	5,258,416	122,042
Capital shares sold	156,927	–	–

Total Assets	3,104,250,887	1,764,845,154	76,414,078

LIABILITIES
Payables:
Investment securities purchased	5,996,995	15,296,315	–
Collateral for securities on loan (Note 5)	6,548,063	140,821,015	1,995,132
Capital shares redeemed	52,309	–	–
Investment advisory fees (Note 2)	1,228,892	745,372	32,149

Total Liabilities	13,826,259	156,862,702	2,027,281

NET ASSETS	$3,090,424,628	$1,607,982,452	$74,386,797

Net assets consist of:
Paid-in capital	$3,201,501,922	$2,010,551,064	$73,342,645
Undistributed (distributions in excess of) net investment income	18,032,011	3,722,047	(75,439)
Accumulated net realized loss	(185,102,264)	(250,585,360)	(1,429,055)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	55,992,959	(155,705,299)	2,548,646

NET ASSETS	$3,090,424,628	$1,607,982,452	$74,386,797

Shares outstanding[c]	127,800,000	91,425,000	1,600,000

Net asset value per share	$24.18	$17.59	$46.49

[a]	Securities on loan with values of $6,237,568, $133,671,417 and $1,892,154, respectively. See Note 5.
[b]	Cost of foreign currencies: $7,085,556, $1,715,952 and $77,595, respectively.
[c]	$0.001 par value, number of shares authorized: 627.8 million, 250 million and 500 million, respectively.

See notes to financial statements.

58	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2011

	iShares MSCI Malaysia Index Fund	iShares MSCI Pacific ex-Japan Index Fund	iShares MSCI Singapore Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$582,658,200	$2,993,843,331	$1,563,837,902
Affiliated (Note 2)	149,530	147,808,066	192,386,360

Total cost of investments	$582,807,730	$3,141,651,397	$1,756,224,262

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$976,774,359	$3,517,369,041	$1,701,315,058
Affiliated (Note 2)	149,530	147,808,066	192,386,360

Total fair value of investments	976,923,889	3,665,177,107	1,893,701,418
Foreign currencies, at value[b]	3,138,392	10,636,149	14,444,610
Receivables:
Investment securities sold	6,181,385	10,682,831	11,062,178
Dividends and interest	894,459	25,702,655	10,447,239
Capital shares sold	–	–	28,722

Total Assets	987,138,125	3,712,198,742	1,929,684,167

LIABILITIES
Payables:
Investment securities purchased	8,284,895	14,277,009	23,440,635
Collateral for securities on loan (Note 5)	–	147,571,528	192,294,159
Investment advisory fees (Note 2)	450,948	1,482,800	750,109

Total Liabilities	8,735,843	163,331,337	216,484,903

NET ASSETS	$978,402,282	$3,548,867,405	$1,713,199,264

Net assets consist of:
Paid-in capital	$657,621,726	$3,419,692,287	$1,792,180,869
Undistributed net investment income	4,891,859	12,091,695	8,735,601
Accumulated net realized loss	(78,217,027)	(406,912,309)	(225,321,403)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	394,105,724	523,995,732	137,604,197

NET ASSETS	$978,402,282	$3,548,867,405	$1,713,199,264

Shares outstanding[c]	70,275,000	79,800,000	131,300,000

Net asset value per share	$13.92	$44.47	$13.05

[a]	Securities on loan with values of $ –, $139,689,221 and $182,029,928, respectively. See Note 5.
[b]	Cost of foreign currencies: $3,145,246, $10,608,922 and $14,389,202, respectively.
[c]	$0.001 par value, number of shares authorized: 300 million, 1 billion and 300 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2011

	iShares MSCI South Korea Index Fund	iShares MSCI Taiwan Index Fund	iShares MSCI Thailand Investable Market Index Fund
ASSETS
Investments, at cost:
Unaffiliated	$2,234,093,965	$1,866,173,754	$556,829,715
Affiliated (Note 2)	189,739,236	457,058,589	594,796

Total cost of investments	$2,423,833,201	$2,323,232,343	$557,424,511

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,067,855,478	$2,829,873,217	$628,764,540
Affiliated (Note 2)	189,739,236	457,058,589	594,796

Total fair value of investments	4,257,594,714	3,286,931,806	629,359,336
Foreign currencies, at value[b]	–	12,270,029	1,083,597
Receivables:
Investment securities sold	21,394,556	–	7,774,028
Dividends and interest	255,893	19,999,406	2,759,601

Total Assets	4,279,245,163	3,319,201,241	640,976,562

LIABILITIES
Payables:
Investment securities purchased	20,681,672	12,988,166	7,003,361
Collateral for securities on loan (Note 5)	185,244,719	444,612,200	–
Foreign taxes (Note 1)	–	2,581,156	–
Securities related to in-kind transactions (Note 4)	–	–	808,157
Investment advisory fees (Note 2)	2,094,181	1,507,837	325,310

Total Liabilities	208,020,572	461,689,359	8,136,828

NET ASSETS	$4,071,224,591	$2,857,511,882	$632,839,734

Net assets consist of:
Paid-in capital	$3,413,998,726	$2,876,939,334	$566,327,076
Undistributed (distributions in excess of) net investment income	(13,854,595)	84,856,114	3,277,303
Accumulated net realized loss	(1,162,681,287)	(1,067,933,308)	(8,690,223)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,833,761,747	963,649,742	71,925,578

NET ASSETS	$4,071,224,591	$2,857,511,882	$632,839,734

Shares outstanding[c]	71,750,000	207,400,000	9,550,000

Net asset value per share	$56.74	$13.78	$66.27

[a]	Securities on loan with values of $177,281,276, $425,852,739 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $ –, $12,269,660 and $1,083,597, respectively.
[c]	$0.001 par value, number of shares authorized: 200 million, 900 million and 200 million, respectively.

See notes to financial statements.

60	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Australia Index Fund	iShares MSCI Hong Kong Index Fund	iShares MSCI Japan Small Cap Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$133,915,236	$55,769,081	$1,153,828
Interest – affiliated (Note 2)	843	1,004	16
Securities lending income – affiliated (Note 2)	119,253	342,303	17,724

Total investment income	134,035,332	56,112,388	1,171,568

EXPENSES
Investment advisory fees (Note 2)	15,491,910	10,481,935	270,288

Total expenses	15,491,910	10,481,935	270,288

Net investment income	118,543,422	45,630,453	901,280

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(55,515,659)	(71,866,665)	(571,827)
In-kind redemptions – unaffiliated	158,901,648	156,020,321	2,064,217
Foreign currency transactions	3,318,640	(20,225)	18,259

Net realized gain	106,704,629	84,133,431	1,510,649

Net change in unrealized appreciation/depreciation on:
Investments	256,311,179	91,537,781	5,914,810
Translation of assets and liabilities in foreign currencies	676,561	5,784	(757)

Net change in unrealized appreciation/depreciation	256,987,740	91,543,565	5,914,053

Net realized and unrealized gain	363,692,369	175,676,996	7,424,702

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$482,235,791	$221,307,449	$8,325,982

[a]	Net of foreign withholding tax of $943,893, $ – and $86,613, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI Malaysia Index Fund	iShares MSCI Pacific ex-Japan Index Fund	iShares MSCI Singapore Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$33,418,153	$161,738,066	$74,612,539
Interest – affiliated (Note 2)	513	2,305	1,495
Securities lending income – affiliated (Note 2)	–	754,771	1,890,096

Total investment income	33,418,666	162,495,142	76,504,130

EXPENSES
Investment advisory fees (Note 2)	5,141,467	20,163,744	10,268,194

Total expenses	5,141,467	20,163,744	10,268,194

Net investment income	28,277,199	142,331,398	66,235,936

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	7,783,323	(66,196,709)	(17,750,372)
In-kind redemptions – unaffiliated	–	353,310,254	133,939,863
Foreign currency transactions	299,129	2,019,033	977,929

Net realized gain	8,082,452	289,132,578	117,167,420

Net change in unrealized appreciation/depreciation on:
Investments	41,316,262	182,563,757	18,077,156
Translation of assets and liabilities in foreign currencies	(16,920)	616,378	112,117

Net change in unrealized appreciation/depreciation	41,299,342	183,180,135	18,189,273

Net realized and unrealized gain	49,381,794	472,312,713	135,356,693

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,658,993	$614,644,111	$201,592,629

[a]	Net of foreign withholding tax of $3,230,748, $986,842 and $318,684, respectively.

See notes to financial statements.

62	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2011

	iShares MSCI South Korea Index Fund	iShares MSCI Taiwan Index Fund	iShares MSCI Thailand Investable Market Index Fund
NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$43,747,590	$107,290,400	$20,456,985
Interest – unaffiliated	988	159	–
Interest – affiliated (Note 2)	4,155	4,880	1,121
Securities lending income – affiliated (Note 2)	3,469,638	2,003,143 [b]	–

	47,222,371	109,298,582	20,458,106
Less: Other foreign taxes (Note 1)	(1,035)	(3,072,437)	(32,476)

Total investment income	47,221,336	106,226,145	20,425,630

EXPENSES
Investment advisory fees (Note 2)	25,850,014	19,324,501	3,807,783

Total expenses	25,850,014	19,324,501	3,807,783

Net investment income	21,371,322	86,901,644	16,617,847

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(61,929,575)	(7,957,752)	(4,344,536)
In-kind redemptions – unaffiliated	–	–	88,583,150
Foreign currency transactions	1,732,075	(146,652)	16,913

Net realized gain (loss)	(60,197,500)	(8,104,404)	84,255,527

Net change in unrealized appreciation/depreciation on:
Investments	636,030,536	293,403,072	9,087,546
Translation of assets and liabilities in foreign currencies	(52,883)	46,580	(28,593)

Net change in unrealized appreciation/depreciation	635,977,653	293,449,652	9,058,953

Net realized and unrealized gain	575,780,153	285,345,248	93,314,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$597,151,475	$372,246,892	$109,932,327

[a]	Net of foreign withholding tax of $8,453,544, $22,561,198 and $2,287,949, respectively.
[b]	Net of foreign tax paid of $460,505.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Australia Index Fund		iShares MSCI Hong Kong Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$118,543,422	$74,772,713	$45,630,453	$48,983,169
Net realized gain	106,704,629	146,569,966	84,133,431	54,878,193
Net change in unrealized appreciation/depreciation	256,987,740	(209,874,740)	91,543,565	112,823,832

Net increase in net assets resulting from operations	482,235,791	11,467,939	221,307,449	216,685,194

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(126,555,555)	(86,675,542)	(46,031,342)	(51,090,437)

Total distributions to shareholders	(126,555,555)	(86,675,542)	(46,031,342)	(51,090,437)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,069,986,680	1,343,260,266	712,651,212	906,802,573
Cost of shares redeemed	(532,059,432)	(664,911,916)	(1,256,261,691)	(1,047,857,371)

Net increase (decrease) in net assets from capital share transactions	537,927,248	678,348,350	(543,610,479)	(141,054,798)

INCREASE (DECREASE) IN NET ASSETS	893,607,484	603,140,747	(368,334,372)	24,539,959

NET ASSETS
Beginning of year	2,196,817,144	1,593,676,397	1,976,316,824	1,951,776,865

End of year	$3,090,424,628	$2,196,817,144	$1,607,982,452	$1,976,316,824

Undistributed net investment income included in net assets at end of year	$18,032,011	$14,570,669	$3,722,047	$2,742,569

SHARES ISSUED AND REDEEMED
Shares sold	43,800,000	58,000,000	37,275,000	56,325,000
Shares redeemed	(21,000,000)	(31,400,000)	(69,225,000)	(68,625,000)

Net increase (decrease) in shares outstanding	22,800,000	26,600,000	(31,950,000)	(12,300,000)

See notes to financial statements.

64	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Japan Small Cap Index Fund		iShares MSCI Malaysia Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$901,280	$485,039	$28,277,199	$12,702,745
Net realized gain	1,510,649	731,166	8,082,452	9,173,736
Net change in unrealized appreciation/depreciation	5,914,053	(3,559,226)	41,299,342	157,413,356

Net increase (decrease) in net assets resulting from operations	8,325,982	(2,343,021)	77,658,993	179,289,837

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,015,659)	(721,861)	(26,214,422)	(12,611,955)

Total distributions to shareholders	(1,015,659)	(721,861)	(26,214,422)	(12,611,955)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	39,895,589	8,487,461	475,718,489	215,972,540
Cost of shares redeemed	(9,483,428)	(4,314,452)	(342,902,968)	(101,507,881)

Net increase in net assets from capital share transactions	30,412,161	4,173,009	132,815,521	114,464,659

INCREASE IN NET ASSETS	37,722,484	1,108,127	184,260,092	281,142,541

NET ASSETS
Beginning of year	36,664,313	35,556,186	794,142,190	512,999,649

End of year	$74,386,797	$36,664,313	$978,402,282	$794,142,190

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(75,439)	$(75,394)	$4,891,859	$2,529,953

SHARES ISSUED AND REDEEMED
Shares sold	900,000	200,000	32,925,000	18,150,000
Shares redeemed	(200,000)	(100,000)	(23,850,000)	(9,375,000)

Net increase in shares outstanding	700,000	100,000	9,075,000	8,775,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Pacific ex-Japan Index Fund		iShares MSCI Singapore Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$142,331,398	$116,593,834	$66,235,936	$41,418,493
Net realized gain	289,132,578	157,973,599	117,167,420	10,055,486
Net change in unrealized appreciation/depreciation	183,180,135	44,872,924	18,189,273	241,937,285

Net increase in net assets resulting from operations	614,644,111	319,440,357	201,592,629	293,411,264

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(153,265,871)	(128,810,457)	(74,873,803)	(48,264,119)

Total distributions to shareholders	(153,265,871)	(128,810,457)	(74,873,803)	(48,264,119)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	433,392,558	357,007,662	315,210,889	360,350,218
Cost of shares redeemed	(784,052,063)	(492,042,511)	(458,731,234)	(169,535,152)

Net increase (decrease) in net assets from capital share transactions	(350,659,505)	(135,034,849)	(143,520,345)	190,815,066

INCREASE (DECREASE) IN NET ASSETS	110,718,735	55,595,051	(16,801,519)	435,962,211

NET ASSETS
Beginning of year	3,438,148,670	3,382,553,619	1,730,000,783	1,294,038,572

End of year	$3,548,867,405	$3,438,148,670	$1,713,199,264	$1,730,000,783

Undistributed net investment income included in net assets at end of year	$12,091,695	$10,259,102	$8,735,601	$8,927,555

SHARES ISSUED AND REDEEMED
Shares sold	9,300,000	8,700,000	23,500,000	30,800,000
Shares redeemed	(17,100,000)	(12,900,000)	(34,300,000)	(15,000,000)

Net increase (decrease) in shares outstanding	(7,800,000)	(4,200,000)	(10,800,000)	15,800,000

See notes to financial statements.

66	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI South Korea Index Fund		iShares MSCI Taiwan Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$21,371,322	$20,724,754	$86,901,644	$61,190,834
Net realized loss	(60,197,500)	(73,908,563)	(8,104,404)	(21,282,333)
Net change in unrealized appreciation/depreciation	635,977,653	389,247,673	293,449,652	349,112,650

Net increase in net assets resulting from operations	597,151,475	336,063,864	372,246,892	389,021,151

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,827,218)	(25,921,316)	(61,236,384)	(57,723,897)
Return of capital	(4,789,805)	–	–	–

Total distributions to shareholders	(36,617,023)	(25,921,316)	(61,236,384)	(57,723,897)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	805,031,141	828,063,901	504,845,705	147,898,696
Cost of shares redeemed	(549,508,621)	(281,588,841)	(679,782,864)	(793,088,733)

Net increase (decrease) in net assets from capital share transactions	255,522,520	546,475,060	(174,937,159)	(645,190,037)

INCREASE (DECREASE) IN NET ASSETS	816,056,972	856,617,608	136,073,349	(313,892,783)

NET ASSETS
Beginning of year	3,255,167,619	2,398,550,011	2,721,438,533	3,035,331,316

End of year	$4,071,224,591	$3,255,167,619	$2,857,511,882	$2,721,438,533

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(13,854,595)	$(5,138,651)	$84,856,114	$59,235,519

SHARES ISSUED AND REDEEMED
Shares sold	13,050,000	17,150,000	33,200,000	12,000,000
Shares redeemed	(9,450,000)	(6,100,000)	(49,000,000)	(66,200,000)

Net increase (decrease) in shares outstanding	3,600,000	11,050,000	(15,800,000)	(54,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Thailand Investable Market Index Fund
	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,617,847	$8,070,335
Net realized gain	84,255,527	23,735,613
Net change in unrealized appreciation/depreciation	9,058,953	63,106,858

Net increase in net assets resulting from operations	109,932,327	94,912,806

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,281,425)	(6,685,017)

Total distributions to shareholders	(15,281,425)	(6,685,017)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	335,427,814	553,374,038
Cost of shares redeemed	(317,542,787)	(215,318,898)

Net increase in net assets from capital share transactions	17,885,027	338,055,140

INCREASE IN NET ASSETS	112,535,929	426,282,929

NET ASSETS
Beginning of year	520,303,805	94,020,876

End of year	$632,839,734	$520,303,805

Undistributed net investment income included in net assets at end of year	$3,277,303	$1,923,968

SHARES ISSUED AND REDEEMED
Shares sold	5,150,000	11,950,000
Shares redeemed	(5,050,000)	(5,050,000)

Net increase in shares outstanding	100,000	6,900,000

See notes to financial statements.

68	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$20.92	$20.33	$23.96	$27.62	$21.59

Income from investment operations:
Net investment income[a]	0.99	0.72	0.78	0.96	0.89
Net realized and unrealized gain (loss)[b]	3.33	0.69	(3.47)	(3.34)	6.24

Total from investment operations	4.32	1.41	(2.69)	(2.38)	7.13

Less distributions from:
Net investment income	(1.06)	(0.82)	(0.94)	(1.28)	(1.10)

Total distributions	(1.06)	(0.82)	(0.94)	(1.28)	(1.10)

Net asset value, end of year	$24.18	$20.92	$20.33	$23.96	$27.62

Total return	20.54%	6.86%	(8.91)%	(9.25)%	33.97%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,090,425	$2,196,817	$1,593,676	$1,059,092	$1,464,112
Ratio of expenses to average net assets	0.52%	0.53%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	3.95%	3.24%	4.92%	3.38%	3.46%
Portfolio turnover rate[c]	9%	8%	14%	10%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$16.02	$14.39	$15.87	$18.30	$14.20

Income from investment operations:
Net investment income[a]	0.42	0.42	0.52	0.45	0.47
Net realized and unrealized gain (loss)[b]	1.56	1.69	(1.46)	(2.25)	3.94

Total from investment operations	1.98	2.11	(0.94)	(1.80)	4.41

Less distributions from:
Net investment income	(0.41)	(0.48)	(0.54)	(0.63)	(0.31)

Total distributions	(0.41)	(0.48)	(0.54)	(0.63)	(0.31)

Net asset value, end of year	$17.59	$16.02	$14.39	$15.87	$18.30

Total return	12.27%	14.85%	(4.77)%	(10.54)%	31.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,607,982	$1,976,317	$1,951,777	$1,675,184	$1,445,309
Ratio of expenses to average net assets	0.52%	0.53%	0.55%	0.52%	0.52%
Ratio of net investment income to average net assets	2.25%	2.67%	4.29%	2.34%	2.92%
Portfolio turnover rate[c]	15%	5%	9%	17%	9%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small Cap Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Dec. 20, 2007[a] to Aug. 31, 2008
Net asset value, beginning of period	$40.74	$44.45	$43.24	$48.85

Income from investment operations:
Net investment income[b]	0.78	0.61	0.60	0.29
Net realized and unrealized gain (loss)[c]	5.87	(3.39)	1.29	(5.74)

Total from investment operations	6.65	(2.78)	1.89	(5.45)

Less distributions from:
Net investment income	(0.90)	(0.93)	(0.68)	(0.16)

Total distributions	(0.90)	(0.93)	(0.68)	(0.16)

Net asset value, end of period	$46.49	$40.74	$44.45	$43.24

Total return	16.38%	(6.25)%	4.62%	(11.19)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$74,387	$36,664	$35,556	$34,594
Ratio of expenses to average net assets[e]	0.51%	0.53%	0.56%	0.53%
Ratio of net investment income to average net assets[e]	1.72%	1.46%	1.59%	0.93%
Portfolio turnover rate[f]	10%	7%	7%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$12.98	$9.79	$9.39	$10.97	$7.75

Income from investment operations:
Net investment income[a]	0.41	0.24	0.28	0.34	0.34
Net realized and unrealized gain (loss)[b]	0.92	3.20	0.40	(1.31)	3.08

Total from investment operations	1.33	3.44	0.68	(0.97)	3.42

Less distributions from:
Net investment income	(0.39)	(0.25)	(0.28)	(0.61)	(0.20)

Total distributions	(0.39)	(0.25)	(0.28)	(0.61)	(0.20)

Net asset value, end of year	$13.92	$12.98	$9.79	$9.39	$10.97

Total return	10.19%	35.76%	8.00%	(9.86)%	44.64%

Ratios/Supplemental data:
Net assets, end of year (000s)	$978,402	$794,142	$513,000	$473,091	$741,440
Ratio of expenses to average net asset	0.52%	0.53%	0.56%	0.52%	0.51%
Ratio of net investment income to average net assets	2.84%	2.17%	3.45%	2.84%	3.21%
Portfolio turnover rate[c]	49%	29%	52%	92%	87%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008 and August 31, 2007 would have been 14%, 10%, 12%, 16% and 3%, respectively. See Note 4.

See notes to financial statements.

72	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex-Japan Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]
Net asset value, beginning of year	$39.25	$36.85	$41.37	$48.31	$37.34

Income from investment operations:
Net investment income[b]	1.64	1.25	1.38	1.64	1.52
Net realized and unrealized gain (loss)[c]	5.31	2.52	(4.79)	(6.01)	11.18

Total from investment operations	6.95	3.77	(3.41)	(4.37)	12.70

Less distributions from:
Net investment income	(1.73)	(1.37)	(1.11)	(2.51)	(1.73)
Net realized gain	–	–	–	(0.06)	–

Total distributions	(1.73)	(1.37)	(1.11)	(2.57)	(1.73)

Net asset value, end of year	$44.47	$39.25	$36.85	$41.37	$48.31

Total return	17.61%	10.27%	(7.23)%	(9.87)%	34.86%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,548,867	$3,438,149	$3,382,554	$3,263,971	$3,536,295
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.53%	3.09%	4.83%	3.35%	3.43%
Portfolio turnover rate[d]	10%	7%	10%	14%	11%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$12.17	$10.25	$11.44	$13.28	$9.11

Income from investment operations:
Net investment income[a]	0.45	0.32	0.32	0.47	0.47
Net realized and unrealized gain (loss)[b]	0.92	1.97	(1.16)	(1.67)	4.01

Total from investment operations	1.37	2.29	(0.84)	(1.20)	4.48

Less distributions from:
Net investment income	(0.49)	(0.37)	(0.35)	(0.64)	(0.31)

Total distributions	(0.49)	(0.37)	(0.35)	(0.64)	(0.31)

Net asset value, end of year	$13.05	$12.17	$10.25	$11.44	$13.28

Total return	11.27%	22.68%	(5.87)%	(9.55)%	49.92%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,713,199	$1,730,001	$1,294,039	$1,476,968	$1,669,210
Ratio of expenses to average net assets	0.52%	0.53%	0.55%	0.52%	0.51%
Ratio of net investment income to average net assets	3.34%	2.80%	3.97%	3.56%	3.80%
Portfolio turnover rate[c]	10%	9%	15%	16%	8%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$47.76	$42.01	$43.55	$63.60	$46.00

Income from investment operations:
Net investment income[a]	0.29	0.32	0.30	0.80	0.51
Net realized and unrealized gain (loss)[b]	9.19	5.82	(1.45)	(19.87)	17.42

Total from investment operations	9.48	6.14	(1.15)	(19.07)	17.93

Less distributions from:
Net investment income	(0.43)	(0.39)	(0.39)	(0.98)	(0.33)
Return of capital	(0.07)	–	–	–	–

Total distributions	(0.50)	(0.39)	(0.39)	(0.98)	(0.33)

Net asset value, end of year	$56.74	$47.76	$42.01	$43.55	$63.60

Total return	19.76%	14.65%	(2.31)%	(30.35)%	39.18%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,071,225	$3,255,168	$2,398,550	$1,985,763	$2,429,453
Ratio of expenses to average net assets[c]	0.59%	0.61%	0.65%	0.63%	0.68%
Ratio of net investment income to average net assets	0.49%	0.67%	0.91%	1.35%	0.96%
Portfolio turnover rate[d]	18%	14%	62%	42%	20%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008, and August 31, 2007 would have been 6%, 6%, 8%, 15%, and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$12.19	$10.94	$13.13	$15.99	$12.57

Income from investment operations:
Net investment income[a]	0.39	0.23	0.30	0.54	0.38
Net realized and unrealized gain (loss)[b]	1.49	1.23	(1.89)	(3.01)	3.34

Total from investment operations	1.88	1.46	(1.59)	(2.47)	3.72

Less distributions from:
Net investment income	(0.29)	(0.21)	(0.60)	(0.39)	(0.30)

Total distributions	(0.29)	(0.21)	(0.60)	(0.39)	(0.30)

Net asset value, end of year	$13.78	$12.19	$10.94	$13.13	$15.99

Total return	15.24%	13.30%	(9.67)%	(15.69)%	29.91%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,857,512	$2,721,439	$3,035,331	$2,918,008	$2,769,764
Ratio of expenses to average net assets[c]	0.59%	0.61%	0.65%	0.63%	0.68%
Ratio of net investment income to average net assets	2.64%	1.90%	3.18%	3.54%	2.61%
Portfolio turnover rate[d]	23%	9%	52%	33%	35%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[d]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for years ended August 31, 2011, August 31, 2010, August 31, 2009, August 31, 2008, and August 31, 2007 would have been 8%, 4%, 14%, 11% and 12%, respectively. See Note 4.

See notes to financial statements.

76	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Investable Market Index Fund
	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008
Net asset value, beginning of period	$55.06	$36.87	$38.83	$50.03

Income from investment operations:
Net investment income[b]	1.65	1.44	1.17	0.32
Net realized and unrealized gain (loss)[c]	11.10	17.95	(1.88)	(11.52)

Total from investment operations	12.75	19.39	(0.71)	(11.20)

Less distributions from:
Net investment income	(1.54)	(1.20)	(1.25)	–

Total distributions	(1.54)	(1.20)	(1.25)	–

Net asset value, end of period	$66.27	$55.06	$36.87	$38.83

Total return	23.33%	53.19%	(0.33)%	(22.39)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$632,840	$520,304	$94,021	$58,248
Ratio of expenses to average net assets[e,f]	0.59%	0.61%	0.65%	0.63%
Ratio of net investment income to average net assets[e]	2.56%	3.22%	4.00%	1.68%
Portfolio turnover rate[g]	22%	14%	15%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” collectively, the “Funds”):

iShares MSCI Index Fund	Diversification Classification
Australia	Non-diversified
Hong Kong	Non-diversified
Japan Small Cap	Non-diversified
Malaysia	Non-diversified
Pacific ex-Japan	Non-diversified

iShares MSCI Index Fund	Diversification Classification
Singapore	Non-diversified
South Korea	Non-diversified
Taiwan	Non-diversified
Thailand Investable Market	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

78	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® , INC.

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2011. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3	Total

Australia
Common Stocks	$3,056,732,012	$–	$2,720	$3,056,734,732
Short-Term Investments	8,283,496	–	–	8,283,496

	$3,065,015,508	$–	$2,720	$3,065,018,228

Hong Kong
Common Stocks	$1,601,605,782	$–	$–	$1,601,605,782
Short-Term Investments	141,026,189	–	–	141,026,189

	$1,742,631,971	$–	$–	$1,742,631,971

Japan Small Cap
Common Stocks	$74,209,147	$–	$–	$74,209,147
Short-Term Investments	2,005,186	–	–	2,005,186

	$76,214,333	$–	$–	$76,214,333

Malaysia
Common Stocks	$976,774,359	$–	$–	$976,774,359
Short-Term Investments	149,530	–	–	149,530

	$976,923,889	$–	$–	$976,923,889

Pacific ex-Japan
Common Stocks	$3,517,365,153	$–	$3,888	$3,517,369,041
Short-Term Investments	147,808,066	–	–	147,808,066

	$3,665,173,219	$–	$3,888	$3,665,177,107

80	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3	Total

Singapore
Common Stocks	$1,701,315,058	$–	$–	$1,701,315,058
Short-Term Investments	192,386,360	–	–	192,386,360

	$1,893,701,418	$–	$–	$1,893,701,418

South Korea
Common Stocks	$3,949,336,194	$–	$–	$3,949,336,194
Preferred Stocks	118,519,284	–	–	118,519,284
Short-Term Investments	189,739,236	–	–	189,739,236

	$4,257,594,714	$–	$–	$4,257,594,714

Taiwan
Common Stocks	$2,829,873,193	$–	$24	$2,829,873,217
Short-Term Investments	457,058,589	–	–	457,058,589

	$3,286,931,782	$–	$24	$3,286,931,806

Thailand Investable Market
Common Stocks	$628,656,969	$–	$–	$628,656,969
Warrants	107,571	–	–	107,571
Short-Term Investments	594,796	–	–	594,796

	$629,359,336	$–	$–	$629,359,336

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® , INC.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2011, the tax year-end of the Funds, the components of accumulated net earnings (losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Accumulated Net Earnings (Losses)
Australia	$31,990,700	$(58,723,360)	$(84,344,634)	$(111,077,294)
Hong Kong	3,722,047	(182,328,925)	(223,961,734)	(402,568,612)
Japan Small Cap	512,998	1,900,382	(1,369,228)	1,044,152
Malaysia	5,857,207	358,351,407	(43,428,058)	320,780,556
Pacific ex-Japan	36,081,303	360,070,347	(266,976,532)	129,175,118
Singapore	20,869,498	80,134,790	(179,985,893)	(78,981,605)
South Korea	–	1,270,149,956	(612,924,091)	657,225,865
Taiwan	87,330,615	736,661,792	(843,419,859)	(19,427,452)
Thailand Investable Market	3,277,303	68,649,052	(5,413,697)	66,512,658

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

iShares MSCI Index Fund	2011	2010

Australia
Distributions paid from:
Ordinary income	$126,555,555	$86,675,542

Total Distributions	$126,555,555	$86,675,542

82	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

iShares MSCI Index Fund	2011	2010

Hong Kong
Distributions paid from:
Ordinary income	$46,031,342	$51,090,437

Total Distributions	$46,031,342	$51,090,437

Japan Small Cap
Distributions paid from:
Ordinary income	$1,015,659	$721,861

Total Distributions	$1,015,659	$721,861

Malaysia
Distributions paid from:
Ordinary income	$26,214,422	$12,611,955

Total Distributions	$26,214,422	$12,611,955

Pacific ex-Japan
Distributions paid from:
Ordinary income	$153,265,871	$128,810,457

Total Distributions	$153,265,871	$128,810,457

Singapore
Distributions paid from:
Ordinary income	$74,873,803	$48,264,119

Total Distributions	$74,873,803	$48,264,119

South Korea
Distributions paid from:
Ordinary income	$31,827,218	$25,921,316
Return of capital	4,789,805	–

Total Distributions	$36,617,023	$25,921,316

Taiwan
Distributions paid from:
Ordinary income	$61,236,384	$57,723,897

Total Distributions	$61,236,384	$57,723,897

Thailand Investable Market
Distributions paid from:
Ordinary income	$15,281,425	$6,685,017

Total Distributions	$15,281,425	$6,685,017

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® , INC.

As permitted by tax regulations, the Funds have elected to defer any net realized capital losses incurred from November 1, 2010 to August 31, 2011 and treat them as arising in the year ending August 31, 2012, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Australia	$23,345,303
Hong Kong	36,014,090
Japan Small Cap	492,491
Malaysia	1,302,478

iShares MSCI Index Fund	Deferred Net Realized Capital Losses
Pacific ex-Japan	$59,368,214
Singapore	12,674,147
South Korea	69,377,547
Thailand Investable Market	1,231,915

The Funds had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Australia	$596,240	$384,424	$–	$7,066	$529,868	$24,006,125	$23,348,244	$12,127,364	$60,999,331
Hong Kong	2,330,414	468,716	425,440	2,899,247	3,185,408	29,235,556	114,836,904	34,565,959	187,947,644
Japan Small Cap	–	–	–	–	–	131,718	541,322	203,697	876,737
Malaysia	–	–	–	774,158	1,127,892	40,223,530	–	–	42,125,580
Pacific ex-Japan	–	–	–	–	–	66,207,828	104,799,503	36,600,987	207,608,318
Singapore	4,256,421	2,558,348	–	–	807,115	15,680,510	132,420,824	11,588,528	167,311,746
South Korea	3,363,449	11,590,303	3,172,573	38,097,223	–	178,889,302	226,591,665	78,503,704	540,208,219
Taiwan	9,129,874	12,022,719	14,435,986	64,999,586	16,734,578	343,375,145	363,052,013	19,669,958	843,419,859
Thailand Investable Market	–	–	–	–	–	555,444	2,321,428	1,304,910	4,181,782

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by Funds for taxable years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the tax years preceding enactment.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Australia	$3,124,306,663	$205,531,249	$(264,819,684)	$(59,288,435)
Hong Kong	1,924,964,728	92,518,563	(274,851,320)	(182,332,757)
Japan Small Cap	74,316,919	6,987,128	(5,089,714)	1,897,414
Malaysia	618,562,047	399,267,802	(40,905,960)	358,361,842

84	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Pacific ex-Japan	$3,305,576,782	$689,733,803	$(330,133,478)	$359,600,325
Singapore	1,813,693,669	202,526,266	(122,518,517)	80,007,749
South Korea	2,987,444,992	1,886,573,896	(616,424,174)	1,270,149,722
Taiwan	2,550,220,293	1,082,891,716	(346,180,203)	736,711,513
Thailand Investable Market	560,701,037	87,392,465	(18,734,166)	68,658,299

Management has reviewed the tax positions as of August 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by each Fund at the end of its tax year and are primarily attributable to the expiration of capital loss carryforwards, passive foreign investment companies, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of August 31, 2011, the Funds made the following reclassifications, which have no effect on net assets or net asset values per share:

iShares MSCI Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
Australia	$127,645,207	$11,473,475	$(139,118,682)
Hong Kong	115,341,730	1,380,367	(116,722,097)
Japan Small Cap	1,940,758	114,334	(2,055,092)
Malaysia	–	299,129	(299,129)
Pacific ex-Japan	310,609,072	12,767,066	(323,376,138)
Singapore	104,314,758	8,445,913	(112,760,671)
South Korea	(504,041)	1,739,952	(1,235,911)
Taiwan	(8,689,663)	(44,665)	8,734,328
Thailand Investable Market	86,909,627	16,913	(86,926,540)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® , INC.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Hong Kong, iShares MSCI Japan Small Cap, iShares MSCI Malaysia and iShares MSCI Singapore Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to each of the iShares MSCI South Korea, iShares MSCI Taiwan and iShares MSCI Thailand Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion[a]
0.45	Over $32 billion[a]

[a]	Breakpoint level was modified or added, effective January 1, 2011.

For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BFA is entitled to an annual investment advisory fee of 0.50% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the combined income earned from the investment of cash collateral

86	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

received for the loan of securities and any fees paid by borrowers. For the year ended August 31, 2011, BTC earned securities lending agent fees from certain Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Australia	$64,127
Hong Kong	183,512
Japan Small Cap	9,400
Pacific ex-Japan	397,165
Singapore	970,058
South Korea	1,851,946
Taiwan	1,239,821

For the year ended August 31, 2011, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Taiwan Index Fund in the amount of $161,177 related to the foreign tax on the securities lending income. Such reimbursement is included in the “Securities lending income – affiliated” in the Fund’s Statement of Operations.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statements of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Australia	$268,321,492	$280,227,100
Hong Kong	304,238,220	308,824,252
Japan Small Cap	5,550,579	5,536,319
Malaysia	611,765,515	476,381,304
Pacific ex-Japan	392,709,318	404,295,429
Singapore	196,793,820	205,263,579
South Korea	1,018,396,040	772,091,146
Taiwan	736,335,994	880,053,222
Thailand Investable Market	173,394,099	140,444,168

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® , INC.

In-kind transactions (see Note 4) for the year ended August 31, 2011 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Australia	$1,062,926,428	$528,887,658
Hong Kong	699,056,548	1,236,011,980
Japan Small Cap	39,679,756	9,443,797
Pacific ex-Japan	430,282,983	780,243,002
Singapore	310,316,036	450,645,570
Thailand Investable Market	300,575,318	315,632,112

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2011 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Statements of Operations, represents the income earned

88	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	89

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI Thailand Investable Market Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2011, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

90	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® , INC.

For the fiscal year ended August 31, 2011, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Australia	$134,859,129	$943,073
Hong Kong	55,769,081	–
Japan Small Cap	1,240,441	86,572
Malaysia	36,648,901	–
Pacific ex-Japan	162,724,908	986,136
Singapore	74,931,223	317,991
South Korea	52,201,134	8,451,258
Taiwan	129,851,598	26,055,787
Thailand Investable Market	22,744,934	2,293,102

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011:

iShares MSCI Index Fund	Qualified Dividend Income

Australia	$123,265,618

Japan Small Cap	1,057,682

Pacific ex-Japan	108,997,211

South Korea	40,278,476

Thailand Investable Market	17,574,527

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	91

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® , INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Directors (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Funds and their shareholders. The Board noted that BFA became an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”) in December 2009. The Board acknowledged that additional resources to support the Funds and their shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board

92	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® , INC.

further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of each Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Funds’ profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds, with the exception of the iShares MSCI Pacific ex-Japan Index Fund, already provided for breakpoints in such Funds’ investment advisory fee rates as the assets of such Funds, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board noted that the Advisory Contract for the iShares MSCI Pacific ex-Japan Index Fund did not provide for any breakpoints in the Fund’s investment advisory rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for this Fund may be appropriate. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES®, INC.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI Australia Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI South Korea Index Fund, and iShares MSCI Taiwan Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Funds, as publicly traded exchanged traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as any payment of revenue to BTC, the Funds’ securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Contract for the coming year.

94	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® , INC.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	7	0.51
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	19	1.37
Greater than 2.0% and Less than 2.5%	24	1.74
Greater than 1.5% and Less than 2.0%	62	4.48
Greater than 1.0% and Less than 1.5%	120	8.68
Greater than 0.5% and Less than 1.0%	246	17.79
Between 0.5% and -0.5%	530	38.31
Less than -0.5% and Greater than -1.0%	124	8.97
Less than -1.0% and Greater than -1.5%	95	6.87
Less than -1.5% and Greater than -2.0%	44	3.18
Less than -2.0% and Greater than -2.5%	33	2.39
Less than -2.5% and Greater than -3.0%	23	1.66
Less than -3.0% and Greater than -3.5%	9	0.65
Less than -3.5% and Greater than -4.0%	7	0.51
Less than -4.0% and Greater than -4.5%	1	0.07
Less than -4.5% and Greater than -5.0%	3	0.22
Less than -5.0% and Greater than -5.5%	5	0.36
Less than -5.5% and Greater than -6.0%	2	0.14
Less than -6.0%	5	0.36

	1,383	100.00%

96	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Hong Kong Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.51%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	10	0.72
Greater than 2.5% and Less than 3.0%	17	1.23
Greater than 2.0% and Less than 2.5%	30	2.17
Greater than 1.5% and Less than 2.0%	48	3.47
Greater than 1.0% and Less than 1.5%	98	7.09
Greater than 0.5% and Less than 1.0%	217	15.69
Between 0.5% and -0.5%	586	42.37
Less than -0.5% and Greater than -1.0%	137	9.91
Less than -1.0% and Greater than -1.5%	83	6.00
Less than -1.5% and Greater than -2.0%	53	3.83
Less than -2.0% and Greater than -2.5%	34	2.46
Less than -2.5% and Greater than -3.0%	19	1.37
Less than -3.0% and Greater than -3.5%	12	0.87
Less than -3.5% and Greater than -4.0%	3	0.22
Less than -4.0% and Greater than -4.5%	4	0.29
Less than -4.5% and Greater than -5.0%	5	0.36
Less than -5.0% and Greater than -5.5%	3	0.22
Less than -5.5% and Greater than -6.0%	1	0.07
Less than -6.0%	5	0.36

	1,383	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Japan Small Cap Index Fund

Period Covered: January 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	12	1.36%
Greater than 4.5% and Less than 5.0%	3	0.34
Greater than 4.0% and Less than 4.5%	3	0.34
Greater than 3.5% and Less than 4.0%	5	0.57
Greater than 3.0% and Less than 3.5%	10	1.14
Greater than 2.5% and Less than 3.0%	12	1.36
Greater than 2.0% and Less than 2.5%	19	2.16
Greater than 1.5% and Less than 2.0%	53	6.02
Greater than 1.0% and Less than 1.5%	88	9.98
Greater than 0.5% and Less than 1.0%	137	15.54
Between 0.5% and -0.5%	324	36.77
Less than -0.5% and Greater than -1.0%	77	8.74
Less than -1.0% and Greater than -1.5%	42	4.77
Less than -1.5% and Greater than -2.0%	33	3.75
Less than -2.0% and Greater than -2.5%	19	2.16
Less than -2.5% and Greater than -3.0%	13	1.48
Less than -3.0% and Greater than -3.5%	12	1.36
Less than -3.5% and Greater than -4.0%	5	0.57
Less than -4.0% and Greater than -4.5%	3	0.34
Less than -4.5% and Greater than -5.0%	2	0.23
Less than -5.0% and Greater than -5.5%	3	0.34
Less than -5.5% and Greater than -6.0%	3	0.34
Less than -6.0%	3	0.34

	881	100.00%

98	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Malaysia Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	2	0.14
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	15	1.08
Greater than 1.5% and Less than 2.0%	36	2.60
Greater than 1.0% and Less than 1.5%	93	6.72
Greater than 0.5% and Less than 1.0%	218	15.77
Between 0.5% and -0.5%	605	43.77
Less than -0.5% and Greater than -1.0%	198	14.33
Less than -1.0% and Greater than -1.5%	91	6.58
Less than -1.5% and Greater than -2.0%	41	2.96
Less than -2.0% and Greater than -2.5%	34	2.46
Less than -2.5% and Greater than -3.0%	14	1.01
Less than -3.0% and Greater than -3.5%	7	0.51
Less than -3.5% and Greater than -4.0%	3	0.22
Less than -4.0% and Greater than -4.5%	6	0.43
Less than -4.5% and Greater than -5.0%	2	0.14
Less than -5.0% and Greater than -5.5%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Pacific ex-Japan Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	8	0.58%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	9	0.65
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	27	1.95
Greater than 1.5% and Less than 2.0%	51	3.69
Greater than 1.0% and Less than 1.5%	127	9.18
Greater than 0.5% and Less than 1.0%	235	16.99
Between 0.5% and -0.5%	565	40.85
Less than -0.5% and Greater than -1.0%	117	8.46
Less than -1.0% and Greater than -1.5%	91	6.58
Less than -1.5% and Greater than -2.0%	53	3.83
Less than -2.0% and Greater than -2.5%	23	1.66
Less than -2.5% and Greater than -3.0%	21	1.52
Less than -3.0% and Greater than -3.5%	11	0.80
Less than -3.5% and Greater than -4.0%	6	0.43
Less than -4.0% and Greater than -4.5%	4	0.29
Less than -4.5% and Greater than -5.0%	3	0.22
Less than -5.0% and Greater than -5.5%	3	0.22
Less than -5.5% and Greater than -6.0%	2	0.14
Less than -6.0%	5	0.36

	1,383	100.00%

100	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Singapore Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	6	0.43%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	31	2.24
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	103	7.45
Greater than 0.5% and Less than 1.0%	233	16.85
Between 0.5% and -0.5%	616	44.54
Less than -0.5% and Greater than -1.0%	142	10.27
Less than -1.0% and Greater than -1.5%	82	5.93
Less than -1.5% and Greater than -2.0%	45	3.25
Less than -2.0% and Greater than -2.5%	31	2.24
Less than -2.5% and Greater than -3.0%	12	0.87
Less than -3.0% and Greater than -3.5%	8	0.58
Less than -3.5% and Greater than -4.0%	4	0.29
Less than -4.0% and Greater than -4.5%	6	0.43
Less than -4.5% and Greater than -5.0%	3	0.22
Less than -5.0% and Greater than -5.5%	2	0.14
Less than -5.5%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI South Korea Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	9	0.65%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	4	0.29
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	20	1.45
Greater than 2.0% and Less than 2.5%	39	2.82
Greater than 1.5% and Less than 2.0%	66	4.77
Greater than 1.0% and Less than 1.5%	103	7.45
Greater than 0.5% and Less than 1.0%	209	15.10
Between 0.5% and -0.5%	469	33.90
Less than -0.5% and Greater than -1.0%	165	11.93
Less than -1.0% and Greater than -1.5%	93	6.72
Less than -1.5% and Greater than -2.0%	53	3.83
Less than -2.0% and Greater than -2.5%	38	2.75
Less than -2.5% and Greater than -3.0%	33	2.39
Less than -3.0% and Greater than -3.5%	16	1.16
Less than -3.5% and Greater than -4.0%	11	0.80
Less than -4.0% and Greater than -4.5%	7	0.51
Less than -4.5% and Greater than -5.0%	4	0.29
Less than -5.0% and Greater than -5.5%	3	0.22
Less than -5.5% and Greater than -6.0%	5	0.36
Less than -6.0%	11	0.80

	1,383	100.00%

102	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Taiwan Index Fund

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.51%
Greater than 4.5% and Less than 5.0%	9	0.65
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	9	0.65
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	26	1.88
Greater than 1.5% and Less than 2.0%	52	3.76
Greater than 1.0% and Less than 1.5%	100	7.23
Greater than 0.5% and Less than 1.0%	203	14.68
Between 0.5% and -0.5%	513	37.09
Less than -0.5% and Greater than -1.0%	192	13.88
Less than -1.0% and Greater than -1.5%	94	6.80
Less than -1.5% and Greater than -2.0%	51	3.69
Less than -2.0% and Greater than -2.5%	33	2.39
Less than -2.5% and Greater than -3.0%	19	1.37
Less than -3.0% and Greater than -3.5%	21	1.52
Less than -3.5% and Greater than -4.0%	7	0.51
Less than -4.0% and Greater than -4.5%	2	0.14
Less than -4.5% and Greater than -5.0%	3	0.22
Less than -5.0% and Greater than -5.5%	2	0.14
Less than -5.5% and Greater than -6.0%	2	0.14
Less than -6.0%	8	0.58

	1,383	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Thailand Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.12%
Greater than 4.5% and Less than 5.0%	2	0.24
Greater than 4.0% and Less than 4.5%	3	0.37
Greater than 3.5% and Less than 4.0%	3	0.37
Greater than 3.0% and Less than 3.5%	5	0.61
Greater than 2.5% and Less than 3.0%	15	1.83
Greater than 2.0% and Less than 2.5%	18	2.20
Greater than 1.5% and Less than 2.0%	45	5.49
Greater than 1.0% and Less than 1.5%	106	12.92
Greater than 0.5% and Less than 1.0%	147	17.92
Between 0.5% and -0.5%	264	32.19
Less than -0.5% and Greater than -1.0%	78	9.51
Less than -1.0% and Greater than -1.5%	54	6.59
Less than -1.5% and Greater than -2.0%	28	3.41
Less than -2.0% and Greater than -2.5%	18	2.20
Less than -2.5% and Greater than -3.0%	9	1.10
Less than -3.0% and Greater than -3.5%	9	1.10
Less than -3.5% and Greater than -4.0%	2	0.24
Less than -4.0% and Greater than -4.5%	2	0.24
Less than -4.5% and Greater than -5.0%	3	0.37
Less than -5.0% and Greater than -5.5%	3	0.37
Less than -5.5% and Greater than -6.0%	1	0.12
Less than -6.0%	4	0.49

	820	100.00%

104	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Officer serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	105

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

106	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

DIRECTOR AND OFFICER INFORMATION	107

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

108	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

Notes:

110	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-83-0811

August 31, 2011

2011 Annual Report

iShares, Inc.

iShares MSCI Japan Index Fund  |  EWJ  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN INDEX FUND

Performance as of August 31, 2011

			Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.54%	6.76%	6.23%	(5.35)%	(5.13)%	(4.89)%	1.55%	1.56%	2.09%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Ten Years Ended 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.54%	6.76%	6.23%	(24.03)%	(23.15)%	(22.19)%	16.58%	16.76%	22.99%

“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Consumer Cyclical	26.20%

Industrial	22.22

Financial	16.99

Consumer Non-Cyclical	11.32

Communications	6.37

Basic Materials	6.32

Technology	4.64

Utilities	3.95

Energy	1.86

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Toyota Motor Corp.	4.50%

Mitsubishi UFJ Financial Group Inc.	2.62

Honda Motor Co. Ltd.	2.42

Canon Inc.	2.40

Sumitomo Mitsui Financial Group Inc.	1.81

Takeda Pharmaceutical Co. Ltd.	1.73

Mitsubishi Corp.	1.50

Mizuho Financial Group Inc.	1.48

Fanuc Ltd.	1.40

Mitsui & Co. Ltd.	1.33

TOTAL	21.19%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan IndexSM (the “Index”). The Index consists of stocks traded primarily on the Tokyo Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 5.54%, net of fees, while the total return for the Index was 6.23%.

Japanese equity markets delivered modest positive results, as the country struggled to recover from the effects of the earthquake and tsunami that struck during the reporting period. Already grappling with weak global economic conditions, Japanese equities declined amid concerns surrounding production outages in the aftermath of the earthquake, tsunami and nuclear accident which struck the country in the spring. Japan’s industrial output weakened immediately following the March incident, and recovered at a slower pace than had been anticipated, suggesting the country’s manufacturers continued to deal with supply chain disruptions. In April, exports declined 5.5%, largely due to supply constraints. Energy import levels rose, reflecting the country’s increased reliance on foreign energy due to its nuclear generation situation. Investors remained focused on the toll that production outages would take on corporate earnings, particularly for automakers.

In July, Japan showed signs of recovering from the earthquake-induced contraction: the industrial production index for June rose 3.9%, with particular strength in the electronics sector. Of the firms surveyed in June, 60% had restored production to full capacity, triple the level recorded for April.

Every major sector within the Index except for the utilities sector delivered positive results during the reporting period. The industrials sector, the largest sector at approximately 20% of the Index, posted solid results and contributed significantly to performance. The consumer discretionary sector added meaningfully to Index returns, as did the materials sector, which benefited from high commodity prices during the reporting period. Other notable contributors to Index returns included the consumer staples and telecommunications services sectors. The utilities sector, which represents less than 5% of the Index, suffered losses in the wake of the Fukushima nuclear accident and detracted substantially from Index returns for the reporting period.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® MSCI JAPAN INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Actual	$1,000.00	$ 862.60	0.51%	$2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.60	0.51	2.60

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	7

Schedule of Investments

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 99.87%

ADVERTISING – 0.33%
Dentsu Inc.	612,000	$19,159,513
Hakuhodo DY Holdings Inc.	85,680	4,795,481

		23,954,994

AGRICULTURE – 0.88%
Japan Tobacco Inc.	14,688	63,096,744

		63,096,744

AIRLINES – 0.17%
All Nippon Airways Co. Ltd.[a]	3,672,000	12,148,764

		12,148,764

APPAREL – 0.26%
ASICS Corp.	1,224,000	19,031,463

		19,031,463

AUTO MANUFACTURERS – 9.24%
Daihatsu Motor Co. Ltd.	181,000	3,008,382
Fuji Heavy Industries Ltd.	2,448,000	15,237,976
Hino Motors Ltd.	1,224,000	7,058,768
Honda Motor Co. Ltd.	5,385,600	174,237,929
Isuzu Motors Ltd.	3,672,000	16,374,421
Mazda Motor Corp.[b]	4,896,000	10,436,093
Mitsubishi Motors Corp.[a,b]	13,464,000	17,254,767
Nissan Motor Co. Ltd.	8,200,800	74,747,713
Suzuki Motor Corp.	1,101,600	22,530,435
Toyota Motor Corp.	9,057,600	323,832,593

		664,719,077

AUTO PARTS & EQUIPMENT – 2.68%
Aisin Seiki Co. Ltd.	612,200	20,358,632
Bridgestone Corp.	2,203,200	48,835,151
Denso Corp.	1,591,200	50,501,404
JTEKT Corp.	734,400	8,998,729
Koito Manufacturing Co. Ltd.	41,000	614,437
NGK Spark Plug Co. Ltd.	428,000	5,529,803
NHK Spring Co. Ltd.	1,224,000	11,476,501
NOK Corp.	367,200	6,343,288
Stanley Electric Co. Ltd.	490,800	7,021,514
Sumitomo Rubber Industries Inc.	612,000	7,699,019
Toyoda Gosei Co. Ltd.	244,800	4,392,122
Toyota Boshoku Corp.	244,800	3,611,016
Toyota Industries Corp.	612,000	17,254,767

		192,636,383

Security	Shares	Value
BANKS – 9.09%
Aozora Bank Ltd.	2,448,000	$6,114,398
Bank of Kyoto Ltd. (The)	1,224,000	10,996,312
Bank of Yokohama Ltd. (The)	3,672,000	18,343,193
Chiba Bank Ltd. (The)	2,448,000	15,910,239
Chuo Mitsui Trust Holdings Inc.	9,798,320	33,058,279
Fukuoka Financial Group Inc.	2,454,000	9,851,942
Gunma Bank Ltd. (The)	1,224,000	6,370,498
Hachijuni Bank Ltd. (The)	1,224,000	6,786,661
Hiroshima Bank Ltd. (The)	1,224,000	5,474,147
Hokuhoku Financial Group Inc.	4,901,000	9,869,936
Iyo Bank Ltd. (The)	1,224,000	11,956,689
Joyo Bank Ltd. (The)	2,448,000	10,244,017
Mitsubishi UFJ Financial Group Inc.	41,860,880	188,311,007
Mizuho Financial Group Inc.	70,331,600	106,688,448
Mizuho Trust & Banking Co. Ltd.[c]	4,928,000	4,036,745
Nishi-Nippon City Bank Ltd. (The)	2,448,000	7,042,762
Resona Holdings Inc.	5,997,600	27,137,042
Seven Bank Ltd.	2,448	4,737,858
Shinsei Bank Ltd.	4,896,000	5,826,285
Shizuoka Bank Ltd. (The)	2,448,000	24,073,441
Sumitomo Mitsui Financial Group Inc.	4,406,400	129,938,957
Suruga Bank Ltd.	1,224,000	11,236,406

		654,005,262

BEVERAGES – 0.84%
Asahi Breweries Ltd.	1,224,000	25,401,961
Coca-Cola West Co. Ltd.	122,400	2,239,278
Kirin Holdings Co. Ltd.	2,448,000	32,460,730

		60,101,969

BUILDING MATERIALS – 1.34%
Asahi Glass Co. Ltd.	3,672,000	35,918,086
Daikin Industries Ltd.	734,400	23,049,039
JS Group Corp.	856,800	21,658,093
Nippon Sheet Glass Co. Ltd.	2,448,000	6,178,423
Rinnai Corp.	122,400	9,491,722

		96,295,363

CHEMICALS – 3.48%
Asahi Kasei Corp.	3,672,000	24,297,528
Daicel Chemical Industries Ltd.	1,224,000	7,378,894
Denki Kagaku Kogyo K.K.	1,224,000	5,202,040
Hitachi Chemical Co. Ltd.	367,200	6,343,288
JSR Corp.	612,000	10,996,312

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
Kaneka Corp.	1,224,000	$7,330,875
Mitsubishi Chemical Holdings Corp.	4,284,000	29,915,732
Mitsubishi Gas Chemical Co. Inc.	1,224,000	8,579,364
Mitsui Chemicals Inc.	2,448,000	8,419,302
Nitto Denko Corp.	489,600	18,970,640
Shin-Etsu Chemical Co. Ltd.	1,346,400	67,786,583
Showa Denko K.K.	4,896,000	9,667,791
Sumitomo Chemical Co. Ltd.	4,896,000	20,424,009
Taiyo Nippon Sanso Corp.	1,224,000	9,075,559
Tosoh Corp.	1,224,000	4,673,833
Ube Industries Ltd.	3,672,000	11,524,519

		250,586,269

COMMERCIAL SERVICES – 0.90%
Benesse Holdings Inc.	244,800	10,420,086
Dai Nippon Printing Co. Ltd.	2,448,000	25,449,981
Kamigumi Co. Ltd.	1,224,000	11,044,331
Toppan Printing Co. Ltd.	2,450,000	18,197,986

		65,112,384

COMPUTERS – 0.73%
Fujitsu Ltd.	6,120,000	30,892,115
Itochu Techno-Solutions Corp.	122,400	5,258,062
TDK Corp.	367,200	16,038,289

		52,188,466

COSMETICS & PERSONAL CARE – 1.20%
Kao Corp.	1,713,600	45,377,795
Shiseido Co. Ltd.	1,224,000	23,289,133
Unicharm Corp.	367,200	17,382,817

		86,049,745

DISTRIBUTION & WHOLESALE – 4.98%
Hitachi High-Technologies Corp.	244,800	4,632,216
ITOCHU Corp.	5,018,400	53,813,103
Marubeni Corp.	4,896,000	30,796,077
Mitsubishi Corp.	4,528,800	108,200,832
Mitsui & Co. Ltd.	5,630,400	95,864,794
Sojitz Corp.	3,794,400	7,095,583
Sumitomo Corp.	3,672,000	47,730,718
Toyota Tsusho Corp.	612,000	10,155,983

		358,289,306

DIVERSIFIED FINANCIAL SERVICES – 1.71%
AEON Credit Service Co. Ltd.	244,870	3,640,868
Credit Saison Co. Ltd.	489,600	9,347,666

Security	Shares	Value
Daiwa Securities Group Inc.	4,896,000	$19,591,683
Mitsubishi UFJ Lease & Finance Co. Ltd.	195,840	7,887,893
Mizuho Securities Co. Ltd.[b,c]	1,232,000	2,765,918
Nomura Holdings Inc.	11,383,200	47,783,539
ORIX Corp.	354,960	32,028,560

		123,046,127

ELECTRIC – 2.96%
Chubu Electric Power Co. Inc.	2,203,200	41,574,704
Chugoku Electric Power Co. Inc. (The)	979,200	16,300,792
Electric Power Development Co. Ltd.	367,200	10,266,426
Hokkaido Electric Power Co. Inc.	612,000	9,907,885
Hokuriku Electric Power Co.	612,000	11,028,325
Kansai Electric Power Co. Inc. (The)	2,448,000	43,248,960
Kyushu Electric Power Co. Inc.	1,346,400	22,237,521
Shikoku Electric Power Co. Inc.	612,000	15,125,932
Tohoku Electric Power Co. Inc.	1,468,800	19,438,023
Tokyo Electric Power Co. Inc. (The)	4,651,200	23,478,007

		212,606,575

ELECTRICAL COMPONENTS & EQUIPMENT – 4.58%
Brother Industries Ltd.	734,400	9,622,974
Casio Computer Co. Ltd.	734,400	4,657,827
Furukawa Electric Co. Ltd.	2,448,000	8,547,352
GS Yuasa Corp.	1,224,000	7,106,787
Hitachi Ltd.	14,688,000	79,327,109
Mitsubishi Electric Corp.	6,120,000	60,823,853
Nidec Corp.	367,200	32,028,560
Sharp Corp.	3,672,000	30,251,863
Sumitomo Electric Industries Ltd.	2,448,000	32,492,742
Toshiba Corp.	13,464,000	58,278,854
Ushio Inc.	367,200	6,040,769

		329,178,690

ELECTRONICS – 5.55%
Advantest Corp.	489,600	6,319,278
Fanuc Ltd.	612,000	100,999,608
Hamamatsu Photonics K.K.	122,400	4,969,949
Hirose Electric Co. Ltd.	122,400	11,460,494
Hoya Corp.	1,468,800	32,211,032
IBIDEN Co. Ltd.	367,200	8,941,106
Keyence Corp.	122,451	32,714,449
Kyocera Corp.	489,600	44,817,576
Mabuchi Motor Co. Ltd.	122,400	5,418,125

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
Minebea Co. Ltd.	1,224,000	$5,089,996
Murata Manufacturing Co. Ltd.	612,000	37,294,625
NEC Corp.[b]	8,393,000	17,121,852
NGK Insulators Ltd.	1,224,000	19,031,463
Nippon Electric Glass Co. Ltd.	1,224,500	12,361,894
Omron Corp.	612,000	14,677,756
Secom Co. Ltd.	612,000	28,331,110
Yaskawa Electric Corp.	1,224,000	11,108,356
Yokogawa Electric Corp.[b]	734,400	6,280,863

		399,149,532

ENGINEERING & CONSTRUCTION – 1.05%
Chiyoda Corp.	75,000	807,179
JGC Corp.	1,224,000	34,525,539
Kajima Corp.	2,448,000	7,747,038
Obayashi Corp.	2,448,000	12,004,708
Shimizu Corp.	2,448,000	10,948,294
Taisei Corp.	3,672,000	9,747,823

		75,780,581

ENTERTAINMENT – 0.40%
Oriental Land Co. Ltd.	122,400	12,132,758
Sankyo Co. Ltd.	244,800	12,516,909
Toho Co. Ltd.	244,800	4,203,248

		28,852,915

ENVIRONMENTAL CONTROL – 0.14%
Kurita Water Industries Ltd.	367,200	9,738,219

		9,738,219

FOOD – 1.34%
Ajinomoto Co. Inc.	2,448,000	28,875,324
Kikkoman Corp.	1,224,000	13,077,128
Meiji Holdings Co. Ltd.	244,828	10,773,456
Nippon Meat Packers Inc.	1,224,000	15,173,951
Nisshin Seifun Group Inc.	614,000	7,740,238
Nissin Foods Holdings Co. Ltd.	244,800	9,459,710
Toyo Suisan Kaisha Ltd.	15,000	396,234
Yakult Honsha Co. Ltd.	367,200	10,679,388

		96,175,429

FOREST PRODUCTS & PAPER – 0.31%
Nippon Paper Group Inc.	367,200	9,301,248
Oji Paper Co. Ltd.	2,448,000	13,061,122

		22,362,370

Security	Shares	Value
GAS – 0.99%
Osaka Gas Co. Ltd.	6,120,000	$24,809,729
Toho Gas Co. Ltd.	1,224,000	7,202,825
Tokyo Gas Co. Ltd.	8,568,000	39,327,422

		71,339,976

HAND & MACHINE TOOLS – 0.90%
Fuji Electric Holdings Co. Ltd.	1,224,000	3,537,387
Makita Corp.	367,200	15,173,951
SMC Corp.	244,800	38,607,140
THK Co. Ltd.	367,800	7,527,226

		64,845,704

HEALTH CARE - PRODUCTS – 0.58%
Shimadzu Corp.	81,000	631,307
Sysmex Corp.	244,800	9,203,609
Terumo Corp.	612,000	32,132,601

		41,967,517

HOME BUILDERS – 0.30%
Sekisui Chemical Co. Ltd.	1,231,000	10,560,167
Sekisui House Ltd.	1,224,000	10,980,306

		21,540,473

HOME FURNISHINGS – 2.06%
Panasonic Corp.	7,221,615	76,399,719
Sony Corp.	3,304,800	71,956,218

		148,355,937

HOUSEWARES – 0.14%
TOTO Ltd.	1,224,000	9,891,879

		9,891,879

INSURANCE – 2.80%
Dai-ichi Life Insurance Co. Ltd. (The)	29,376	34,074,162
MS&AD Insurance Group Holdings Inc.	1,836,040	42,785,710
NKSJ Holdings Inc.	4,908,800	28,822,430
Sony Financial Holdings Inc.	612,000	9,627,776
T&D Holdings Inc.	979,200	20,091,079
Tokio Marine Holdings Inc.	2,448,000	66,362,024

		201,763,181

INTERNET – 2.43%
Dena Co. Ltd.	367,200	19,015,457
Gree Inc.	244,800	7,897,497
Rakuten Inc.	24,480	27,626,834
SoftBank Corp.	2,815,200	93,030,083
Trend Micro Inc.	367,200	11,538,925

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
Yahoo! Japan Corp.	48,960	$15,794,994

		174,903,790

IRON & STEEL – 1.99%
Daido Steel Co. Ltd.	1,224,000	7,394,900
Hitachi Metals Ltd.	90,000	1,081,601
JFE Holdings Inc.	1,591,250	36,769,174
Kobe Steel Ltd.	8,568,000	15,910,239
Nippon Steel Corp.	17,136,000	51,316,124
Nisshin Steel Co. Ltd.	2,448,000	4,769,871
Sumitomo Metal Industries Ltd.	11,016,000	23,049,039
Yamato Kogyo Co. Ltd.	122,400	3,145,233

		143,436,181

LEISURE TIME – 0.69%
Sega Sammy Holdings Inc.	734,400	16,941,043
Shimano Inc.	244,800	12,500,902
Yamaha Corp.	489,600	5,499,757
Yamaha Motor Co. Ltd.[b]	979,200	14,610,530

		49,552,232

MACHINERY – 0.41%
Hitachi Construction Machinery Co. Ltd.	367,200	6,842,683
IHI Corp.	3,672,000	9,219,615
Japan Steel Works Ltd. (The)	1,224,000	7,955,120
Nabtesco Corp.	244,800	5,448,537

		29,465,955

MACHINERY - CONSTRUCTION & MINING – 1.13%
Komatsu Ltd.	3,060,000	81,031,777

		81,031,777

MACHINERY - DIVERSIFIED – 0.64%
Amada Co. Ltd.	1,224,000	8,467,321
Kubota Corp.	3,672,000	30,059,788
Sumitomo Heavy Industries Ltd.	1,224,000	7,346,881

		45,873,990

MANUFACTURING – 2.08%
FUJIFILM Holdings Corp.	1,468,800	35,399,482
Kawasaki Heavy Industries Ltd.	4,896,000	14,661,750
Konica Minolta Holdings Inc.	1,836,000	12,532,915
Mitsubishi Heavy Industries Ltd.	9,792,000	41,360,220
Nikon Corp.	1,101,600	24,143,868
Olympus Corp.	734,400	21,301,153

		149,399,388

Security	Shares	Value
MEDIA – 0.13%
Jupiter Telecommunications Co. Ltd.	8,568	$9,557,348

		9,557,348

METAL FABRICATE & HARDWARE – 0.26%
Maruichi Steel Tube Ltd.	122,400	2,745,076
NSK Ltd.	1,224,000	9,731,816
NTN Corp.	1,224,000	6,098,392

		18,575,284

MINING – 0.53%
Mitsubishi Materials Corp.	3,672,000	10,756,218
Sumitomo Metal Mining Co. Ltd.	1,721,000	27,501,792

		38,258,010

OFFICE & BUSINESS EQUIPMENT – 2.78%
Canon Inc.	3,672,050	172,630,048
Ricoh Co. Ltd.	2,448,000	22,088,662
Seiko Epson Corp.	367,200	5,109,204

		199,827,914

OIL & GAS – 1.86%
Cosmo Oil Co. Ltd.	2,448,000	6,466,536
Idemitsu Kosan Co. Ltd.	122,400	12,724,990
INPEX Corp.	7,344	49,459,396
JX Holdings Inc.	7,344,095	46,290,752
Showa Shell Sekiyu K.K.	612,000	4,889,918
TonenGeneral Sekiyu K.K.	1,224,000	14,005,492

		133,837,084

PACKAGING & CONTAINERS – 0.08%
Toyo Seikan Kaisha Ltd.	367,200	5,867,901

		5,867,901

PHARMACEUTICALS – 5.58%
Alfresa Holdings Corp.	122,400	4,817,889
Astellas Pharma Inc.	1,468,830	55,280,407
Chugai Pharmaceutical Co. Ltd.	734,400	12,811,424
Daiichi Sankyo Co. Ltd.	2,203,269	43,880,982
Dainippon Sumitomo Pharma Co. Ltd.	489,600	4,968,348
Eisai Co. Ltd.	856,800	36,470,302
Hisamitsu Pharmaceutical Co. Inc.	122,400	5,202,040
Kyowa Hakko Kirin Co. Ltd.	1,224,000	12,740,997
Medipal Holdings Corp.	367,200	3,380,526
Miraca Holdings Inc.	244,800	10,356,061
Mitsubishi Tanabe Pharma Corp.	856,800	14,408,851
Ono Pharmaceutical Co. Ltd.	244,800	14,117,536

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
Otsuka Holdings Co. Ltd.	856,800	$22,240,722
Santen Pharmaceutical Co. Ltd.	244,800	9,715,810
Shionogi & Co. Ltd.	979,200	15,737,372
Suzuken Co. Ltd.	244,800	5,957,536
Taisho Pharmaceutical Co. Ltd.	65,000	1,506,212
Takeda Pharmaceutical Co. Ltd.	2,570,400	124,200,706
Tsumura & Co.	123,200	3,805,393

		401,599,114

REAL ESTATE – 2.63%
AEON Mall Co. Ltd.	367,200	8,283,248
Daito Trust Construction Co. Ltd.	244,800	22,568,851
Daiwa House Industry Co. Ltd.	1,224,000	15,109,925
Mitsubishi Estate Co. Ltd.	3,678,000	60,314,006
Mitsui Fudosan Co. Ltd.	2,554,000	42,817,157
Nomura Real Estate Holdings Inc.	367,200	5,728,647
NTT Urban Development Corp.	4,896	3,719,859
Sumitomo Realty & Development Co. Ltd.	1,224,000	25,738,093
Tokyu Land Corp.	1,224,000	4,993,958

		189,273,744

REAL ESTATE INVESTMENT TRUSTS – 0.69%
Japan Prime Realty Investment Corp.	2,448	6,821,875
Japan Real Estate Investment Corp.	1,224	12,356,846
Japan Retail Fund Investment Corp.	6,120	9,211,612
Nippon Building Fund Inc.	1,224	13,157,160
Nomura Real Estate Office Fund Inc.	1,224	7,859,082

		49,406,575

RETAIL – 3.29%
ABC-Mart Inc.	122,400	4,641,820
AEON Co. Ltd.	1,958,400	24,611,251
Citizen Holdings Co. Ltd.	856,800	4,336,100
FamilyMart Co. Ltd.	244,800	9,014,735
Fast Retailing Co. Ltd.	142,100	26,907,389
Isetan Mitsukoshi Holdings Ltd.	1,224,060	12,405,473
J. Front Retailing Co. Ltd.	1,224,000	5,490,153
Lawson Inc.	244,800	13,333,229
Marui Group Co. Ltd.	734,400	5,723,845
McDonald’s Holdings Co. (Japan) Ltd.	244,800	6,524,159
Nitori Holdings Co. Ltd.	122,400	12,548,921
Seven & I Holdings Co. Ltd.	2,448,080	64,603,445
Shimamura Co. Ltd.	122,400	12,164,771
Takashimaya Co. Ltd.	1,224,000	8,643,390

Security	Shares	Value
USS Co. Ltd.	73,440	$6,348,089
Yamada Denki Co. Ltd.	269,280	19,684,519

		236,981,289

SEMICONDUCTORS – 0.80%
Elpida Memory Inc.[a,b]	734,400	5,109,203
Rohm Co. Ltd.	367,600	18,891,958
Sumco Corp.[b]	367,200	4,369,714
Tokyo Electron Ltd.	612,052	29,253,956

		57,624,831

SHIPBUILDING – 0.06%
Mitsui Engineering & Shipbuilding Co. Ltd.	2,448,000	4,609,808

		4,609,808

SOFTWARE – 0.34%
Konami Corp.	244,800	8,989,125
Nomura Research Institute Ltd.	244,800	5,531,769
Oracle Corp. Japan	122,400	4,063,994
Square Enix Holdings Co. Ltd.	244,800	5,874,304

		24,459,192
STORAGE & WAREHOUSING – 0.05%
Mitsubishi Logistics Corp.	319,000	3,470,747

		3,470,747

TELECOMMUNICATIONS – 3.47%
KDDI Corp.	9,792	72,988,623
Nippon Telegraph and Telephone Corp.	1,591,200	73,973,009
NTT Data Corp.	3,672	11,759,812
NTT DoCoMo Inc.	50,184	90,957,269

		249,678,713

TEXTILES – 0.93%
Kuraray Co. Ltd.	1,101,600	15,745,375
Teijin Ltd.	3,672,000	14,069,517
Toray Industries Inc.	4,896,000	37,006,512

		66,821,404

TOYS, GAMES & HOBBIES – 1.01%
Namco Bandai Holdings Inc.	612,098	8,492,690
Nintendo Co. Ltd.	367,200	64,345,233

		72,837,923

TRANSPORTATION – 4.01%
Central Japan Railway Co.	4,896	40,719,969
East Japan Railway Co.	1,101,600	65,905,845
Kawasaki Kisen Kaisha Ltd.	2,448,000	6,274,461

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2011

Security	Shares	Value
Keihin Electric Express Railway
Co. Ltd.	1,228,000	$10,534,432
Keio Corp.	2,448,000	15,782,189
Kintetsu Corp.[a]	5,343,000	20,332,326
Mitsui O.S.K. Lines Ltd.	3,672,000	15,462,064
Nippon Express Co. Ltd.	2,448,000	10,212,005
Nippon Yusen K.K.	4,896,000	14,789,800
Odakyu Electric Railway Co. Ltd.	1,224,000	10,900,275
Tobu Railway Co. Ltd.	2,448,000	11,172,381
Tokyu Corp.	3,672,000	17,766,967
West Japan Railway Co.	612,000	25,409,965
Yamato Holdings Co. Ltd.	1,346,400	23,364,362

		288,627,041

VENTURE CAPITAL – 0.07%
SBI Holdings Inc.	58,752	5,247,498

		5,247,498

TOTAL COMMON STOCKS
(Cost: $8,817,408,045)		7,185,036,027

SHORT-TERM INVESTMENTS – 0.53%

MONEY MARKET FUNDS – 0.53%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.16%[d,e,f]	35,175,046	35,175,046
BlackRock Cash Funds: Prime,
SL Agency Shares
0.17%[d,e,f]	2,726,504	2,726,504
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[d,e]	533,844	533,844

		38,435,394

TOTAL SHORT-TERM INVESTMENTS
(Cost: $38,435,394)		38,435,394

TOTAL INVESTMENTS IN SECURITIES – 100.40%
(Cost: $8,855,843,439)		7,223,471,421

Other Assets, Less Liabilities – (0.40)%		(28,962,533)

NET ASSETS – 100.00%		$7,194,508,888

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2011

ASSETS
Investments, at cost:
Unaffiliated	$8,817,408,045
Affiliated (Note 2)	38,435,394

Total cost of investments	$8,855,843,439

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$7,185,036,027
Affiliated (Note 2)	38,435,394

Total fair value of investments	7,223,471,421
Foreign currencies, at value[b]	7,670,014
Receivables:
Investment securities sold	5,799,216
Dividends and interest	4,981,611

Total Assets	7,241,922,262

LIABILITIES
Payables:
Investment securities purchased	5,859,343
Collateral for securities on loan (Note 5)	37,901,550
Capital shares redeemed	430,360
Investment advisory fees (Note 2)	3,222,121

Total Liabilities	47,413,374

NET ASSETS	$7,194,508,888

Net assets consist of:
Paid-in capital	$9,596,160,981
Undistributed net investment income	3,196,412
Accumulated net realized loss	(772,647,743)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,632,200,762)

NET ASSETS	$7,194,508,888

Shares outstanding[c]	734,400,000

Net asset value per share	$9.80

[a]	Securities on loan with a value of $36,041,285. See Note 5.
[b]	Cost of foreign currencies: $7,657,985.
[c]	$0.001 par value, number of shares authorized: 2,124,600,000.

See notes to financial statements.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® MSCI JAPAN INDEX FUND

Year ended August 31, 2011

NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$119,958,426
Interest – affiliated (Note 2)	2,256
Securities lending income – affiliated (Note 2)	592,919

Total investment income	120,553,601

EXPENSES
Investment advisory fees (Note 2)	30,400,171

Total expenses	30,400,171

Net investment income	90,153,430

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(169,365,711)
In-kind redemptions – unaffiliated	131,723,807
Foreign currency transactions	2,734,550

Net realized loss	(34,907,354)

Net change in unrealized appreciation/depreciation on:
Investments	(73,442,418)
Translation of assets and liabilities in foreign currencies	6,779

Net change in unrealized appreciation/depreciation	(73,435,639)

Net realized and unrealized loss	(108,342,993)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,189,563)

[a]	Net of foreign withholding tax of $8,992,712.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

iSHARES® MSCI JAPAN INDEX FUND

	Year ended August 31, 2011	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$90,153,430	$61,244,311
Net realized loss	(34,907,354)	(48,426,200)
Net change in unrealized appreciation/depreciation	(73,435,639)	(368,908,167)

Net decrease in net assets resulting from operations	(18,189,563)	(356,090,056)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(93,105,502)	(77,025,449)

Total distributions to shareholders	(93,105,502)	(77,025,449)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,949,223,864	1,380,264,536
Cost of shares redeemed	(1,586,188,582)	(3,168,550,601)

Net increase (decrease) in net assets from capital share transactions	3,363,035,282	(1,788,286,065)

INCREASE (DECREASE) IN NET ASSETS	3,251,740,217	(2,221,401,570)

NET ASSETS
Beginning of year	3,942,768,671	6,164,170,241

End of year	$7,194,508,888	$3,942,768,671

Undistributed net investment income included in net assets at end of year	$3,196,412	$3,270,048

SHARES ISSUED AND REDEEMED
Shares sold	471,600,000	137,400,000
Shares redeemed	(155,400,000)	(321,000,000)

Net increase (decrease) in shares outstanding	316,200,000	(183,600,000)

See notes to financial statements.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® MSCI JAPAN INDEX FUND

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007
Net asset value, beginning of year	$9.43	$10.24	$11.62	$14.07	$13.80

Income from investment operations:
Net investment income[a]	0.16	0.12	0.13	0.14	0.10
Net realized and unrealized gain (loss)[b]	0.37	(0.77)	(1.39)	(2.39)	0.27

Total from investment operations	0.53	(0.65)	(1.26)	(2.25)	0.37

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.12)	(0.20)	(0.10)

Total distributions	(0.16)	(0.16)	(0.12)	(0.20)	(0.10)

Net asset value, end of year	$9.80	$9.43	$10.24	$11.62	$14.07

Total return	5.54%	(6.41)%	(10.68)%	(16.13)%	2.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$7,194,509	$3,942,769	$6,164,170	$7,499,536	$11,780,006
Ratio of expenses to average net assets	0.51%	0.54%	0.56%	0.52%	0.52%
Ratio of net investment income to average net assets	1.53%	1.20%	1.46%	1.11%	0.68%
Portfolio turnover rate[c]	4%	5%	4%	4%	3%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

iSHARES® MSCI JAPAN INDEX FUND

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following fund (the “Fund”):

iShares MSCI Index Fund	Diversification Classification
Japan	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN INDEX FUND

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN INDEX FUND

financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2011. The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Common Stocks	$7,178,233,364	$–	$6,802,663	$7,185,036,027
Short-Term Investments	38,435,394	–	–	38,435,394

	$7,216,668,758	$–	$6,802,663	$7,223,471,421

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN INDEX FUND

other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of August 31, 2011, the tax year-end of the Fund, the components of accumulated net earnings (losses) on a tax basis consisted of undistributed ordinary income of $5,664,222, unrealized depreciation of $1,729,882,458, and capital and other losses of $677,433,857, for accumulated net losses of $2,401,652,093. The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$93,105,502	$77,025,449

Total distributions	$93,105,502	$77,025,449

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Fund has elected to defer net realized capital losses incurred from November 1, 2010 to August 31, 2011 of $93,620,481 and treat them as arising in the year ending August 31, 2012.

The Fund had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end of the Fund, as follows:

Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
$5,594,562	$8,733,802	$68,122,871	$27,817,841	$44,443,527	$116,295,478	$173,577,101	$139,228,194	$583,813,376

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the tax years preceding enactment.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN INDEX FUND

As of August 31, 2011, the cost of investments for federal income tax purposes was $8,953,525,135. Net unrealized depreciation was $1,730,053,714, of which $167,335,431 represented gross unrealized appreciation on securities and $1,897,389,145 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by the Fund at the end of its tax year and are primarily attributable to passive foreign investment companies, the expiration of capital loss carryforwards, and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of August 31, 2011, the Fund made the following reclassifications, which have no effect on net assets or net asset values per share:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
$104,025,431	$2,878,436	$(106,903,867)

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Fund, subject to applicable conditions. BTC is an affiliate of BFA, the Fund’s investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN INDEX FUND

loan of securities and any fees paid by borrowers. For the year ended August 31, 2011, BTC earned securities lending agent fees from the Fund of $315,393.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Statement of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2011, aggregated $251,854,126 and $227,942,166, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2011, aggregated $4,896,506,057 and $1,564,252,852, respectively.

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2011 and the value of the related collateral are disclosed in the Statement

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN INDEX FUND

of Assets and Liabilities. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Japan Index Fund, a portfolio on the iShares MSCI series (the “Fund”), at August 31, 2011, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

Tax Information (Unaudited)

iSHARES® MSCI JAPAN INDEX FUND

For the fiscal year ended August 31, 2011, the Fund earned foreign source income of $128,951,138 and paid foreign taxes of $8,887,568 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $101,993,070 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011.

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® MSCI JAPAN INDEX FUND

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Directors (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Fund and its shareholders. The Board acknowledged that additional resources to support the Fund and its shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI JAPAN INDEX FUND

The Board also noted that the investment advisory fee and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fee and expense level and the historical performance of the Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Economies of Scale – In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI JAPAN INDEX FUND

noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchanged traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as any payment of revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Supplemental Information (Unaudited)

iSHARES® MSCI JAPAN INDEX FUND

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific period covered for the Fund is disclosed in the table.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® MSCI JAPAN INDEX FUND

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	15	1.08
Greater than 2.0% and Less than 2.5%	20	1.45
Greater than 1.5% and Less than 2.0%	45	3.25
Greater than 1.0% and Less than 1.5%	97	7.01
Greater than 0.5% and Less than 1.0%	231	16.70
Between 0.5% and –0.5%	563	40.71
Less than –0.5% and Greater than –1.0%	149	10.77
Less than –1.0% and Greater than –1.5%	94	6.80
Less than –1.5% and Greater than –2.0%	58	4.19
Less than –2.0% and Greater than –2.5%	29	2.10
Less than –2.5% and Greater than –3.0%	20	1.45
Less than –3.0% and Greater than –3.5%	11	0.80
Less than –3.5% and Greater than –4.0%	6	0.43
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	4	0.29
Less than –5.5%	5	0.36

	1,383	100.00%

SUPPLEMENTAL INFORMATION	31

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Officer serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

DIRECTOR AND OFFICER INFORMATION	33

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

DIRECTOR AND OFFICER INFORMATION	35

Notes:

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	37

Notes:

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-81-0811

August 31, 2011

2011 Annual Report

iShares, Inc.

iShares MSCI Emerging Markets Index Fund  |  EEM  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Inception to 8/31/2011

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.23%	8.73%	9.07%	7.62%	7.60%	8.40%	18.91%	18.93%	19.31%

Cumulative Total Returns

Year Ended 8/31/11			Five Years Ended 8/31/11			Inception to 8/31/2011

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.23%	8.73%	9.07%	44.39%	44.26%	49.69%	328.72%	329.07%	340.35%

Total returns for the period since inception are calculated from the inception date of the Fund (4/7/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/11/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector/Investment Type*	Percentage of Net Assets
Financial	23.60%

Energy	14.40

Basic Materials	12.73

Communications	10.41

Consumer Cyclical	8.88

Consumer Non-Cyclical	8.05

Technology	8.01

Industrial	7.75

Utilities	3.15

Diversified	2.62

Exchange-Traded Funds	0.01

Short-Term and Other Net Assets	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd. (South Korea)	2.13%

Gazprom OAO (Russia)	1.80

China Mobile Ltd. (China)	1.67

Petroleo Brasileiro SA Preferred (Brazil)	1.51

Vale SA Class A Preferred SP ADR (Brazil)	1.41

America Movil SAB de CV Series L (Mexico)	1.40

Petroleo Brasileiro SA (Brazil)	1.18

Industrial and Commercial Bank of China Ltd. Class H (China)	1.10

CNOOC Ltd. (China)	1.02

Vale SA SP ADR (Brazil)	0.99

TOTAL	14.21%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Emerging Markets Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (the “Index”). The Index is designed to measure equity market performance in the global emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 8.23%, net of fees, while the total return for the Index was 9.07%.

As represented by the Index, emerging markets stocks posted solid gains for the reporting period. The period began on a positive note, with equity markets worldwide rallying sharply as steadily improving economic data boosted investor confidence in a global economic recovery. However, while stock markets in developed nations extended their rally into early 2011, emerging markets grew increasingly volatile, with a modest downward trajectory. Several of the largest emerging markets – including China, India, and Brazil – raised interest rates to keep rapidly rising inflation in check, and the higher borrowing costs put downward pressure on their respective economies and stock markets. Emerging markets were also buffeted by a series of global events in early 2011, including heightened political turmoil in the Middle East and North Africa, and an earthquake and tsunami in Japan.

Emerging markets stocks resumed their rally in March and April 2011, but then fell back for the remainder of the reporting period as a worsening sovereign debt crisis in Europe and government infighting about the federal debt ceiling in the U.S. cast doubts on the sustainability of the global recovery. The decline was especially severe in August 2011 as increasingly risk-averse investors shifted away from emerging markets, causing the Index to fall by 9% for the month – the Index’s worst monthly performance since October 2008.

The performance of emerging markets stocks was also impacted by a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. The dollar depreciated by 6% versus the Chinese yuan and 9% against the Brazilian real for the reporting period; these countries were the largest components of the Index as of August 31, 2011. The U.S. dollar also fell by 11% against the South Korean won and 9.5% versus the Taiwan dollar during the reporting period. The U.S. dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

On a regional basis, Eastern European markets fared the best, led by strong returns in Russia and the Czech Republic. Emerging markets in Asia also performed well, despite modest declines in the two largest markets in the region – China and India. The top-performing countries in Asia included Thailand, Indonesia, and South Korea, all of which benefited from strong export growth. Latin American stocks produced the smallest gains as Brazil – the largest market in the region – was one of the weakest performers among emerging markets.

From a sector perspective, consumer stocks were the best-performing segments of the Index, reflecting the robust growth in domestic consumption in many emerging markets. The economically sensitive materials and energy sectors also posted double-digit gains for the reporting period. On the downside, the utilities sector was the only segment of the Index to decline for the reporting period. Financials, the largest sector weighting in the Index, was also one of the weaker-performing segments of the Index, posting a modestly positive return overall.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

Shareholder Expenses (Unaudited)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Actual	$1,000.00	$ 941.90	0.68%	$3.33
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.68	3.47

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 92.14%

BRAZIL – 8.14%
ALL – America Latina Logistica SA	4,090,900	$23,774,718
Amil Participacoes SA	1,220,400	13,823,823
Anhanguera Educacional Participacoes SA	1,041,900	17,319,078
B2W Companhia Global do Varejo	665,272	6,723,093
Banco do Brasil SA	5,234,374	88,063,514
Banco Santander (Brasil) SA	1,523,500	14,686,302
Banco Santander (Brasil) SA SP ADR	5,037,095	48,456,854
BM&F Bovespa SA	17,838,000	104,790,669
BR Malls Participacoes SA	3,673,100	41,051,206
BRF – Brasil Foods SA	4,161,300	81,591,035
BRF – Brasil Foods SA SP ADR[a]	1,724,217	34,139,497
Brookfield Incorporacoes SA	1,514,900	6,676,930
Brookfield Incorporacoes SA New[b]	82,699	369,703
CCR SA	2,033,600	61,448,472
Centrais Eletricas Brasileiras SA	1,246,200	12,789,989
Centrais Eletricas Brasileiras SA SP ADR	1,027,960	10,721,623
CETIP Balcao Organizado de Ativos e Derivativos SA	1,757,538	27,554,903
Cielo SA	2,095,560	53,965,750
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR	602,040	34,713,626
Companhia Hering SA	1,225,800	27,160,246
Companhia Siderurgica Nacional SA SP ADR	6,766,918	68,007,526
Cosan SA Industria e Comercio	1,129,700	17,000,271
CPFL Energia SA	213,800	2,793,319
CPFL Energia SA SP ADR	751,318	19,857,335
Cyrela Brazil Realty SA	2,948,500	28,014,649
Diagnosticos da America SA	2,150,400	22,273,064
Duratex SA	2,623,080	17,655,664
EcoRodovias Infraestrutura e Logistica SA	1,688,500	14,671,515
EDP Energias do Brasil SA	806,300	19,413,746

Security	Shares	Value
Embraer SA SP ADR	1,234,099	$31,457,184
Fibria Celulose SA SP ADR[a]	2,045,176	20,247,242
Gafisa SA SP ADR[a]	2,184,082	20,574,052
Gol Linhas Aereas Inteligentes SA SP ADR[a]	943,493	7,340,376
HRT Participacoes em Petroleo SAb	43,600	28,797,633
Hypermarcas SA	2,602,000	21,855,358
Itau Unibanco Holding SA SP ADR	17,896,628	325,002,764
JBS SAb	4,716,665	12,681,123
Localiza Rent A Car SA	1,026,500	17,890,392
Lojas Renner SA	1,128,200	42,515,281
Marfrig Alimentos SA	1,504,500	7,284,728
MMX Mineracao e Metalicos SAb	2,588,700	13,235,263
MRV Engenharia e Participacoes SA	2,621,700	22,119,872
Multiplan Empreendimentos Imobiliarios SA	553,700	11,672,255
Natura Cosmeticos SA	1,613,100	38,717,650
Odontoprev SA	991,600	17,169,752
OGX Petroleo e Gas Participacoes SAb	11,753,700	84,885,366
PDG Realty SA Empreendimentos e Participacoes	10,200,300	50,288,597
Petroleo Brasileiro SA	27,326,374	394,874,879
Porto Seguro SA	784,400	9,690,170
Redecard SA	2,964,300	45,728,088
Rossi Residencial SA	1,386,600	10,651,379
Souza Cruz SA	3,453,700	43,231,051
SulAmerica SA	1,032,600	11,683,555
TAM SA SP ADR[a]	670,512	14,040,521
Tele Norte Leste Participacoes SA	523,100	7,282,295
Telecomunicacoes Sao Paulo SA SP ADR	705,030	22,398,803
Tim Participacoes SA	5,267,346	32,236,874
Tim Participacoes SA SP ADR	73,049	2,274,746
Totvs SA	1,011,700	18,218,499
Tractebel Energia SA	1,217,500	19,394,755
Ultrapar Participacoes SA	2,724,600	47,674,496

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
Usinas Siderurgicas de Minas Gerais SA	1,640,200	$23,494,868
Vale SA SP ADR	11,761,456	332,143,517

		2,728,261,504

CHILE – 1.63%
AES Gener SA	4,458,431	2,691,302
Banco de Credito e Inversiones	20,979	1,243,770
Banco Santander (Chile) SA SP ADR[a]	1,452,863	131,280,701
CAP SA	205,298	8,743,477
Cencosud SA	4,506,891	27,895,406
Colbun SA	9,287,946	2,583,044
Compania Cervecerias Unidas SA	136,310	1,557,199
CorpBanca SA	740,868,201	11,020,784
Empresa Electrica Del Norte Grande SA	4,897,653	13,557,371
Empresa Nacional de Electricidad SA	11,882,623	20,358,903
Empresa Nacional de Electricidad SA SP ADR	81,513	4,228,079
Empresa Nacional de Telecomunicaciones SA	228,545	5,025,674
Empresas CMPC SA	148,614	6,393,430
Empresas Copec SA	810,665	12,497,890
Enersis SA SP ADR	4,956,497	99,724,720
LAN Airlines SA SP ADR[a]	2,770,618	77,992,897
S.A.C.I. Falabella SA	734,809	6,843,537
Sociedad Quimica y Minera de Chile SA Series B SP ADR	1,725,925	110,942,459
Vina Concha y Toro SA	562,328	1,139,567

		545,720,210

CHINA – 17.09%
Agile Property Holdings Ltd.[a]	23,422,000	31,691,781
Agricultural Bank of China Ltd. Class H	151,561,000	72,962,681
Air China Ltd. Class H	22,140,000	22,368,373
Alibaba.com Ltd.[a]	12,016,000	12,726,117
Aluminum Corp. of China Ltd. Class Ha	30,830,000	20,580,642
Angang New Steel Co. Ltd. Class Ha	18,019,320	14,064,491

Security	Shares	Value
Anhui Conch Cement Co. Ltd. Class Ha	10,473,000	$43,829,928
Anta Sports Products Ltd.[a]	8,099,402	11,042,300
AviChina Industry & Technology Co. Ltd. Class H	16,932,000	8,129,464
Bank of China Ltd. Class H	574,550,000	237,501,171
Bank of Communications Co. Ltd. Class H	68,809,600	51,234,097
BBMG Corp. Class Ha	8,201,500	9,202,096
Beijing Capital International Airport Co. Ltd. Class Hb	24,412,000	11,658,116
Beijing Enterprises Holdings Ltd.[a]	5,554,000	26,808,701
Belle International Holdings Ltd.[a]	33,734,000	69,289,891
Bosideng International Holdings Ltd.	18,534,000	4,592,070
Brilliance China Automotive Holdings Ltd.[a,b]	19,406,000	23,542,354
BYD Co. Ltd. Class Ha,b	3,176,000	6,629,535
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class Ha	5,326,840	9,136,044
Chaoda Modern Agriculture (Holdings) Ltd.[a]	17,905,942	5,815,670
China Agri-Industries Holdings Ltd.[a]	21,545,000	20,107,726
China BlueChemical Ltd. Class H	5,112,000	4,022,846
China CITIC Bank Corp. Ltd. Class Hb	36,575,800	19,626,921
China Coal Energy Co. Class H	33,090,000	44,348,539
China Communications Construction Co. Ltd. Class H	41,439,000	30,003,397
China Communications Services Corp. Ltd. Class H	604,000	301,626
China Construction Bank Corp. Class H	445,224,760	330,361,327
China COSCO Holdings Co. Ltd. Class Ha	23,036,500	12,953,068
China Dongxiang (Group) Co. Ltd.[a]	26,930,000	6,050,015
China Everbright Ltd.[a]	20,548,000	29,966,081
China Gas Holdings Ltd.[a]	30,422,000	10,349,412

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
China High Speed Transmission Equipment Group Co. Ltd.[a]	9,983,000	$5,856,786
China Life Insurance Co. Ltd. Class H	69,929,000	175,593,414
China Longyuan Power Group Corp. Ltd. Class Ha	10,437,000	9,472,773
China Mengniu Dairy Co. Ltd.	12,710,000	45,359,933
China Merchants Bank Co. Ltd. Class H	35,132,042	74,957,737
China Merchants Holdings (International) Co. Ltd.	10,458,000	31,281,431
China Minsheng Banking Corp. Ltd. Class H	21,043,700	17,478,672
China Mobile Ltd.	55,183,000	559,647,353
China Molybdenum Co. Ltd. Class H	11,575,000	6,731,336
China National Building Material Co. Ltd. Class Ha	30,820,000	51,830,570
China National Materials Co. Ltd. Class H	10,789,000	6,523,552
China Oilfield Services Ltd. Class Ha	9,182,000	14,404,247
China Overseas Land & Investment Ltd.	44,316,960	94,099,545
China Pacific Insurance (Group) Co. Ltd. Class H	7,362,400	28,779,866
China Petroleum & Chemical Corp. Class H	152,796,000	150,841,339
China Railway Construction Corp. Ltd. Class H	17,033,000	9,052,604
China Railway Group Ltd. Class H	32,543,000	9,358,100
China Resources Cement Holdings Ltd.[a]	19,364,000	18,171,656
China Resources Enterprise Ltd.[a]	16,396,000	66,513,078
China Resources Land Ltd.[a]	29,172,000	47,561,110
China Resources Power Holdings Co. Ltd.	18,798,999	31,759,428
China Rongsheng Heavy Industries Group Holdings Ltd.[a]	15,531,000	6,280,468
China Shanshui Cement Group Ltd.[a]	16,250,000	16,125,564

Security	Shares	Value
China Shenhua Energy Co. Ltd. Class H	30,349,500	$140,650,344
China Shineway Pharmaceutical Group Ltd.[a]	3,131,000	4,469,613
China Shipping Container Lines Co. Ltd. Class Ha,b	52,227,000	12,068,398
China Shipping Development Co. Ltd. Class H	19,688,000	14,077,932
China Southern Airlines Co. Ltd. Class Ha,b	10,820,000	7,139,576
China State Construction International Holdings Ltd.[a]	13,422,000	10,682,945
China Taiping Insurance Holdings Co. Ltd.[b]	5,079,000	11,384,252
China Telecom Corp. Ltd. Class H	98,836,000	64,582,522
China Unicom (Hong Kong) Ltd.	50,092,000	106,104,639
China Yurun Food Group Ltd.[a]	13,591,000	30,882,094
China Zhongwang Holdings Ltd.[a]	743,200	326,298
Chongqing Rural Commercial Bank Co. Ltd. Class Hb	20,922,000	10,072,019
CITIC Pacific Ltd.[a]	15,664,000	31,651,147
CNOOC Ltd.	168,367,000	343,665,672
COSCO Pacific Ltd.	11,296,000	15,458,379
Country Garden Holdings Co. Ltd.[a]	25,459,000	11,242,990
CSG Holding Co. Ltd.	1,876,800	1,898,568
CSR Corp Ltd. Class Ha	13,262,000	7,695,370
Datang International Power Generation Co. Ltd. Class Ha	24,408,000	6,799,453
Dongfang Electric Corp. Ltd. Class Ha	6,917,800	23,534,010
Dongfeng Motor Group Co. Ltd. Class H	23,924,000	38,144,985
ENN Energy Holdings Ltd.[a]	7,508,000	25,782,802
Evergrande Real Estate Group Ltd.[a]	58,778,388	36,370,290
Fosun International Ltd.	11,234,000	7,816,562
Franshion Properties (China) Ltd.[a]	20,936,000	4,703,421
GCL-Poly Energy Holdings Ltd.[a]	76,240,000	33,668,470
Geely Automobile Holdings Ltd.[a]	28,740,000	8,264,505
Golden Eagle Retail Group Ltd.[a]	5,677,000	14,240,509

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
GOME Electrical Appliances Holdings Ltd.[a]	83,945,200	$35,993,526
Great Wall Motor Co. Ltd. Class Ha	9,049,500	13,011,419
Greentown China Holdings Ltd.	7,817,500	5,870,915
Guangdong Investment Ltd.[a]	26,574,110	16,067,995
Guangzhou Automobile Group Co. Ltd. Class Ha	24,556,742	26,575,435
Guangzhou R&F Properties Co. Ltd. Class Ha	15,502,800	18,687,783
Hengan International Group Co. Ltd.[a]	6,555,000	55,959,831
Hengdeli Holdings Ltd.[a]	18,059,329	8,693,906
Hidili Industry International Development Ltd.[a]	1,564,000	825,203
Huabao International Holdings Ltd.[a]	12,888,000	9,927,019
Huaneng Power International Inc. Class H	36,402,000	17,851,334
Industrial and Commercial Bank of China Ltd. Class H	561,490,085	369,057,562
Inner Mongolia Yitai Coal Co. Ltd. Class B	748,765	4,267,212
Intime Department Store Group Co. Ltd.	8,829,000	13,941,153
Jiangsu Expressway Co. Ltd. Class H	9,300,000	7,772,236
Jiangxi Copper Co. Ltd. Class H	15,562,000	44,550,474
Kingboard Chemical Holdings Co. Ltd.[a]	3,865,000	14,984,370
Kunlun Energy Co. Ltd.	24,342,000	37,498,989
KWG Property Holdings Ltd.[a]	9,790,500	5,768,988
Lee & Man Paper Manufacturing Ltd.[a]	6,874,000	3,141,533
Lenovo Group Ltd.[a]	57,300,000	38,397,874
Li Ning Co. Ltd.[a]	6,070,000	8,337,859
Longfor Properties Co. Ltd.[a]	16,450,500	23,821,563
Lonking Holdings Ltd.[a]	15,806,000	6,411,965
Maanshan Iron & Steel Co. Ltd. Class Ha	39,556,000	13,913,775
Metallurgical Corp. of China Ltd. Class H	3,322,000	942,484
Minmetals Resources Ltd.[b]	14,704,000	8,739,741

Security	Shares	Value
Nine Dragons Paper (Holdings) Ltd.[a]	16,362,000	$11,762,685
Parkson Retail Group Ltd.[a]	7,648,500	10,270,463
PetroChina Co. Ltd. Class H	191,932,000	247,379,186
PICC Property and Casualty Co. Ltd. Class H	24,918,000	43,760,405
Ping An Insurance (Group) Co. of China Ltd. Class H	16,633,500	133,138,039
Poly (Hong Kong) Investments Ltd.[a]	24,407,458	14,381,934
Renhe Commercial Holdings Co. Ltd.[a]	124,326,000	24,419,426
Sany Heavy Equipment International Holdings Co. Ltd.[a]	8,715,000	8,648,264
Semiconductor Manufacturing International Corp.[a,b]	79,434,000	4,282,898
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	9,920,000	12,492,885
Shanghai Electric Group Co. Ltd. Class H	3,510,000	1,608,635
Shanghai Industrial Holdings Ltd.[a]	6,230,000	20,394,369
Shimao Property Holdings Ltd.[a]	22,265,000	23,409,312
Shougang Fushan Resources Group Ltd.	11,040,000	5,215,536
Shui On Land Ltd.[a]	48,677,950	18,622,183
Sihuan Pharmaceutical Holdings Group Ltd.[a,b]	14,503,000	5,659,962
Sino-Ocean Land Holdings Ltd.[a]	48,849,000	23,202,750
Sinofert Holdings Ltd.[a]	36,764,000	11,421,422
Sinopec Shanghai Petrochemical Co. Ltd. Class H	29,380,000	11,918,482
Sinopharm Group Co. Ltd. Class Ha	8,666,800	20,872,461
Skyworth Digital Holdings Ltd.[a]	7,794,000	4,502,513
Soho China Ltd.[a]	26,235,000	23,171,362
Tencent Holdings Ltd.[a]	9,795,600	232,640,234
Tingyi (Cayman Islands) Holding Corp.[a]	17,426,000	49,103,708
Tsingtao Brewery Co. Ltd. Class Ha	3,850,000	22,735,296
Want Want China Holdings Ltd.[a]	61,614,000	51,017,735

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
Weichai Power Co. Ltd. Class Ha	2,236,000	$11,137,445
Wumart Stores Inc. Class H	1,646,750	4,118,117
Yanzhou Coal Mining Co. Ltd. Class H	20,612,800	59,935,930
Yuexiu Property Co. Ltd.[b]	46,908,000	8,249,916
Zhaojin Mining Industry Co. Ltd. Class H	8,900,000	20,794,259
Zhejiang Expressway Co. Ltd. Class H	27,898,000	17,405,696
Zhuzhou CSR Times Electric Co. Ltd. Class H	4,446,000	10,593,256
Zijin Mining Group Co. Ltd. Class H	62,486,000	29,038,445
ZTE Corp. Class Ha	5,684,400	15,762,331

		5,726,034,491

COLOMBIA – 0.77%
Almacenes Exito SA	333,442	4,377,476
Bancolombia SA	107,981	1,740,265
Bancolombia SA SP ADR	2,350,113	154,590,433
Cementos Argos SA	981,666	6,097,646
Corporacian Financiera Colombiana SA	852,244	16,587,043
Corporacian Financiera Colombiana SA New[b]	25,874	475,780
Ecopetrol SA	25,757,540	55,565,370
Grupo de Inversiones Suramericana SA	560,599	11,124,141
Interconexion Electrica SA ESP	664,685	4,537,861
Inversiones Argos SA	439,054	4,466,705

		259,562,720

CZECH REPUBLIC – 0.43%
CEZ AS	2,081,091	98,128,929
Komercni Banka AS	187,130	39,427,298
Telefonica O2 Czech Republic AS	203,176	5,200,033

		142,756,260

EGYPT – 0.33%
Orascom Construction Industries Co. SP GDR[a]	1,911,756	77,980,527
Orascom Telecom Holding SAE SP GDR[a,b,c]	10,404,040	30,952,019

		108,932,546

Security	Shares	Value
HUNGARY – 0.49%
Magyar Telekom Telecommunications PLC	3,402,980	$9,170,777
MOL Hungarian Oil and Gas Nyrt[a,b]	590,359	54,636,968
OTP Bank Nyrt	2,143,749	47,103,264
Richter Gedeon Nyrt	282,155	52,256,044

		163,167,053

INDIA – 6.94%
ACC Ltd.	165,387	3,601,522
Adani Enterprises Ltd.	648,393	7,454,760
Aditya Birla Nuvo Ltd.[b]	22,805	454,218
Ambuja Cements Ltd.	1,934,756	5,589,995
Asian Paints Ltd.	96,108	6,858,104
Axis Bank Ltd.	809,550	18,858,735
Axis Bank Ltd. SP GDR[c]	1,322,596	31,662,948
Bajaj Auto Ltd.	295,388	10,093,546
Bank of India	326,196	2,189,515
Bharat Heavy Electricals Ltd.	626,143	24,044,299
Bharat Petroleum Corp. Ltd.	233,643	3,422,705
Canara Bank Ltd.	233,401	2,163,457
Cipla Ltd.	1,005,448	6,128,757
Coal India Ltd.	3,711,202	30,269,869
Dabur India Ltd.	583,959	1,404,418
DLF Ltd.	2,194,777	9,377,250
Dr. Reddy’s Laboratories Ltd. SP ADR[a]	2,429,397	79,805,691
GAIL (India) Ltd.	1,500,433	13,378,454
GMR Infrastructure Ltd.[b]	653,918	382,695
HCL Technologies Ltd.	687,659	6,136,666
HDFC Bank Ltd.	114,821	1,176,759
HDFC Bank Ltd. SP ADR	8,025,580	267,733,349
Hero Motocorp Ltd.	371,028	16,531,090
Hindalco Industries Ltd.[b]	5,451,236	17,827,495
Hindustan Unilever Ltd.	4,689,638	32,628,882
Housing Development & Infrastructure Ltd.[b]	995,429	2,208,101
Housing Development Finance Corp. Ltd.	6,701,644	96,435,275
ICICI Bank Ltd.	939,265	17,811,361
ICICI Bank Ltd. SP ADR	5,311,605	209,064,773
Indiabulls Real Estate Ltd.[b]	587,883	1,078,105

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
IndusInd Bank Ltd.	293,043	$1,569,260
Infosys Ltd.	1,299,048	66,093,475
Infosys Ltd. SP ADR	4,182,167	215,883,461
Infrastructure Development Finance Co. Ltd.	3,464,316	8,572,395
ITC Ltd.	16,433,995	71,374,571
Jaiprakash Associates Ltd.	3,010,549	4,010,797
Jindal Steel & Power Ltd.	1,813,869	20,517,793
JSW Steel Ltd.	289,560	4,264,486
Kotak Mahindra Bank Ltd.	1,074,231	10,327,081
Larsen & Toubro Ltd.	95,318	3,330,334
Larsen & Toubro Ltd. SP GDR[c]	2,205,770	78,040,143
LIC Housing Finance Ltd.	1,964,191	9,027,601
Lupin Ltd.	508,276	4,953,070
Mahanagar Telephone Nigam Ltd. SP ADR[a,b]	1,331,460	2,223,538
Mahindra & Mahindra Ltd.	1,676,787	26,877,749
Maruti Suzuki India Ltd.	108,533	2,572,621
Mundra Port and Special Economic Zone Ltd.	866,259	2,861,194
NTPC Ltd.	1,735,655	6,381,029
Oil & Natural Gas Corp. Ltd.	4,447,375	25,428,748
Piramal Healthcare Ltd.	31,062	244,010
Power Grid Corp. of India Ltd.	4,154,588	9,039,950
Ranbaxy Laboratories Ltd.	397,465	4,077,361
Reliance Capital Ltd.	227,467	1,897,781
Reliance Communications Ltd.	620,392	1,071,709
Reliance Industries Ltd.	149,795	2,545,702
Reliance Industries Ltd. SP GDR[d]	8,112,502	280,935,944
Reliance Infrastructure Ltd.[b]	259,627	2,460,114
Reliance Power Ltd.[b]	1,154,228	2,126,737
Rural Electrification Corp. Ltd.	312,946	1,186,544
Satyam Computer Services Ltd.[b]	3,120,969	4,534,046
Sesa Goa Ltd.	1,158,413	5,887,656
Shriram Transport Finance Co. Ltd.	372,716	5,124,137
Siemens India Ltd.	149,198	2,868,781
State Bank of India	167,471	7,178,160
State Bank of India SP GDR	233,807	22,211,665
Steel Authority of India Ltd.	79,050	185,222
Sterlite Industries (India) Ltd. SP ADR[a]	7,644,087	88,594,968

Security	Shares	Value
Sun Pharmaceuticals Industries Ltd.	1,320,878	$14,100,839
Suzlon Energy Ltd.[b]	1,637,862	1,310,645
Tata Communications Ltd. SP ADR[a,b]	5,526,908	48,526,252
Tata Consultancy Services Ltd.	3,660,654	82,863,534
Tata Motors Ltd.	122,004	1,966,636
Tata Motors Ltd. SP ADR	5,433,432	90,357,974
Tata Power Co. Ltd.	309,422	7,019,949
Tata Steel Ltd.	1,649,512	16,783,471
Titan Industries Ltd.	1,711,068	7,643,142
Ultratech Cement Ltd.	100,008	2,324,182
Unitech Ltd.	6,441,650	3,860,794
United Phosphorus Ltd.	143,644	453,859
United Spirits Ltd.	213,642	4,163,351
Wipro Ltd. SP ADR[a]	10,770,677	107,491,356
Zee Entertainment Enterprises Ltd.	1,020,331	2,558,029

		2,323,676,640

INDONESIA – 2.84%
PT Adaro Energy Tbk	82,591,500	19,600,116
PT Aneka Tambang Tbk	133,019,599	29,307,025
PT Astra Agro Lestari Tbk	3,728,000	9,393,179
PT Astra International Tbk	20,127,000	156,029,655
PT Bank Central Asia Tbk	125,071,000	117,258,643
PT Bank Danamon Indonesia Tbk	29,580,487	18,026,313
PT Bank Mandiri Tbk	86,117,400	69,132,098
PT Bank Negara Indonesia (Persero) Tbk	63,721,276	30,803,969
PT Bank Rakyat Indonesia Tbk	107,552,622	82,558,265
PT Bumi Resources Tbk	166,916,000	49,392,113
PT Charoen Pokphand Indonesia Tbk	75,484,945	24,327,153
PT Gudang Garam Tbk	5,711,000	36,810,618
PT Indo Tambangraya Megah Tbk	3,369,500	17,039,016
PT Indocement Tunggal Prakarsa Tbk	3,547,500	6,319,231
PT Indofood Sukses Makmur Tbk	43,644,000	31,199,859
PT Indosat Tbk	1,828,560	1,125,037
PT International Nickel Indonesia Tbk	13,970,500	5,975,897
PT Kalbe Farma Tbk	26,559,903	10,816,321

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
PT Perusahaan Gas Negara Tbk	125,429,000	$43,362,891
PT Semen Gresik (Persero) Tbk	18,883,000	20,137,736
PT Tambang Batubara Bukit Asam Tbk	4,039,000	9,017,104
PT Telekomunikasi Indonesia Tbk	87,243,500	74,125,791
PT Unilever Indonesia Tbk	3,023,000	5,987,191
PT United Tractors Tbk	26,319,653	72,793,134
PT XL Axiata Tbk	15,720,500	9,303,706

		949,842,061

MALAYSIA – 3.32%
AirAsia Bhd	18,157,900	20,209,262
Alliance Financial Group Bhd	6,717,500	7,634,034
AMMB Holdings Bhd	23,798,375	50,580,522
Axiata Group Bhd	23,043,500	36,461,723
Berjaya Corp. Bhd	10,021,300	3,359,470
Berjaya Sports Toto Bhd	13,382,900	18,842,836
British American Tobacco (Malaysia) Bhd	1,417,200	20,742,525
Bursa Malaysia Bhd	5,868,900	12,985,163
CIMB Group Holdings Bhd	33,481,600	79,354,647
DiGi.Com Bhd	2,018,900	20,452,953
Gamuda Bhd	29,968,400	29,938,261
Genting Bhd	22,798,600	71,995,579
Genting Malaysia Bhd	44,420,300	49,438,617
Genting Plantations Bhd	3,714,400	8,803,489
Hong Leong Bank Bhd	1,054,600	4,355,572
Hong Leong Financial Group Bhd	572,900	2,250,884
IJM Corp. Bhd	17,674,620	33,654,657
IOI Corp. Bhd	35,711,120	53,991,670
Kuala Lumpur Kepong Bhd	5,432,200	38,824,842
Lafarge Malayan Cement Bhd	3,108,700	6,867,695
Malayan Banking Bhd	25,948,300	75,852,892
Malaysia Airports Holdings Bhd	4,068,100	8,496,233
Malaysia Marine and Heavy Engineering Holdings Bhd[b]	4,438,900	9,731,950
Maxis Communications Bhd	15,670,900	27,895,568
MISC Bhd	6,610,200	15,445,221
MMC Corp. Bhd	11,483,800	9,701,366
Parkson Holdings Bhd	6,772,610	12,305,580
Petronas Chemicals Group Bhd	16,460,300	34,322,181
Petronas Dagangan Bhd	1,030,100	6,091,507
Petronas Gas Bhd	3,080,700	13,652,985

Security	Shares	Value
PLUS Expressways Bhd	24,666,520	$35,970,286
PPB Group Bhd	4,643,700	26,246,323
Public Bank Bhd Foreign	4,692,200	20,543,122
RHB Capital Bhd	2,784,200	7,746,852
Sime Darby Bhd	26,611,773	78,416,857
SP Setia Bhd	17,576,600	22,331,651
Telekom Malaysia Bhd	11,763,000	16,364,884
Tenaga Nasional Bhd	33,567,650	59,078,164
UEM Land Holdings Bhd[b]	9,299,000	6,484,050
UMW Holdings Bhd	7,579,000	18,394,891
YTL Corp. Bhd	36,440,840	15,758,861
YTL Power International Bhd	31,999,060	20,167,024

		1,111,742,849

MEXICO – 4.58%
Alfa SAB de CV Series Aa	5,226,200	63,798,440
America Movil SAB de CV Series L	366,693,000	469,072,534
Arca Continental SAB de CV	5,094,636	25,618,576
Cemex SAB de CV CPO[a,b]	85,330,379	46,010,632
Coca-Cola FEMSA SAB de CV Class L	93,900	928,167
Compartamos SAB de CV	9,321,000	15,266,472
Fomento Economico Mexicano SAB de CV BD Units	24,438,500	167,427,913
Grupo Aeroportuario del Pacifico SAB de CV Series B	20,500	79,467
Grupo Bimbo SAB de CV Series Aa	2,170,000	4,246,359
Grupo Carso SAB de CV Series A1[a]	1,217,741	3,085,884
Grupo Elektra SA de CV	108,065	8,989,566
Grupo Financiero Banorte SAB de CV Series O	13,631,056	55,378,407
Grupo Financiero Inbursa SAB de CV Series O	2,321,600	4,691,506
Grupo Mexico SAB de CV Series B	36,157,463	121,983,685
Grupo Modelo SAB de CV Series C	11,915,498	68,696,321
Grupo Televisa SA CPO	25,863,500	114,162,492
Industrias Penoles SAB de CV	1,259,138	60,094,875

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
Kimberly-Clark de Mexico SAB de CV Series A	9,131,800	$54,710,213
Mexichem SAB de CV	174,500	702,860
Minera Frisco SAB de CVb	1,908,741	7,595,403
Telefonos de Mexico SAB de CV Series L	60,478,400	51,804,354
Urbi Desarrollos Urbanos SAB de CVa,b	4,595,400	8,657,650
Wal-Mart de Mexico SAB de CV Series V	68,554,800	181,884,046

		1,534,885,822

PERU – 0.64%
Compania de Minas Buenaventura SA SP ADR	2,152,349	100,794,504
Credicorp Ltd.	501,715	49,990,882
Southern Copper Corp.	1,886,468	63,706,024

		214,491,410

PHILIPPINE ISLANDS – 0.69%
Aboitiz Equity Ventures Inc.	17,958,000	17,283,845
Aboitiz Power Corp.	3,429,164	2,424,641
Alliance Global Group Inc.	4,871,780	1,186,623
Ayala Corp.	2,950,006	21,249,112
Ayala Land Inc.	46,005,900	17,341,627
Banco de Oro Unibank Inc.	340	473
Bank of the Philippine Islands	19,647,804	26,785,596
Energy Development Corp.	7,000	1,035
Globe Telecom Inc.	584,980	12,450,062
Jollibee Foods Corp.	14,442,509	29,713,232
Manila Electric Co.	3,871,875	23,988,915
Metropolitan Bank & Trust Co.	230,475	397,864
Philippine Long Distance Telephone Co.	459,870	25,990,879
SM Investments Corp.	2,344,111	29,933,667
SM Prime Holdings Inc.	76,581,720	21,188,439

		229,936,010

POLAND – 1.55%
Asseco Poland SA	523,259	7,716,078
Bank Handlowy w Warszawie SA	283,538	6,394,632
Bank Millennium SA	3,642,074	6,318,438
Bank Pekao SA	1,081,813	55,515,125
BRE Bank SAb	126,214	12,042,903
Cyfrowy Polsat SAb	2,133,273	11,102,701

Security	Shares	Value
ENEA SA	1,042,353	$6,325,511
Getin Holding SAa,b	2,919,192	9,915,995
Globe Trade Centre SAa,b	1,006,187	4,224,303
Grupa Lotos SAb	580,860	6,215,510
Jastrzebska Spolka Weglowa SAb	400,125	14,993,755
Kernel Holding SAb	389,355	8,848,670
KGHM Polska Miedz SA	1,268,464	76,932,621
Polska Grupa Energetyczna SA	3,420,254	24,493,960
Polski Koncern Naftowy Orlen SAb	3,013,335	41,392,711
Polskie Gornictwo Naftowe i Gazownictwo SA	16,194,290	22,869,005
Powszechna Kasa Oszczednosci Bank Polski SA	6,020,730	75,726,541
Powszechny Zaklad Ubezpieczen SAb	433,688	53,419,118
Synthos SA	5,499,270	9,902,922
Tauron Polska Energia SA	10,040,080	18,602,417
Telekomunikacja Polska SA	6,723,306	40,357,099
TVN SA	1,238,232	6,263,982

		519,573,997

RUSSIA – 6.69%
Federal Grid Co. of Unified Energy System OJSC	1,870,388,500	18,929,319
Gazprom OAO	97,540,317	602,032,065
Inter RAO UES OJSC	7,390,541,700	8,939,681
LSR Group OJSC SP GDR[c]	1,665,206	8,326,030
LUKOIL OAO	4,277,053	257,818,734
Magnit OJSC SP GDR[c]	2,089,740	49,735,812
Mechel OAO SP ADR[a]	1,577,795	29,757,214
MMC Norilsk Nickel OJSC	621,620	155,382,108
Mobile TeleSystems OJSC SP ADR	4,661,855	78,925,205
NovaTek OAO SP GDR[c]	934,383	127,356,403
Novolipetsk Steel OJSC SP GDR[c]	1,049,182	32,094,477
Polymetal OJSC[b]	956,674	20,799,820
Raspadskaya OAO	830,670	3,930,476
Rosneft Oil Co. OJSC	14,523,157	114,766,779
Rostelecom OJSC	11,487,300	74,850,745
RusHydro OJSC	1,065,168,100	46,033,086
RusHydro OJSC SP ADR	1,211,911	5,282,720
Sberbank of Russia	84,031,741	247,357,338

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
Severstal OAO	2,447,203	$37,998,664
Sistema JSFC SP GDR[c]	926,351	17,202,338
Surgutneftegas OJSC	69,799,010	59,270,100
Tatneft OAO	10,645,583	58,112,602
Tatneft OAO SP ADR	759,971	25,861,813
TMK OAO SP GDR[c]	594,738	7,523,436
Uralkali OJSC	9,397,455	92,433,129
VTB Bank OJSC	23,260,892,000	60,465,541

		2,241,185,635

SOUTH AFRICA – 7.96%
Absa Group Ltd.	1,646,773	32,821,342
African Bank Investments Ltd.	12,857,343	65,326,968
African Rainbow Minerals Ltd.	456,820	12,398,351
Anglo American Platinum Ltd.[a]	513,253	42,937,615
AngloGold Ashanti Ltd.	3,416,535	155,236,025
ArcelorMittal South Africa Ltd.	3,456,520	30,620,359
Aspen Pharmacare Holdings Ltd.[b]	631,432	7,623,648
Aveng Ltd.	2,307,913	11,211,865
Barloworld Ltd.	1,915,560	16,969,419
Bidvest Group Ltd.	2,968,192	66,541,786
Discovery Holdings Ltd.	191,188	1,044,892
Exxaro Resources Ltd.	1,834,071	49,300,772
FirstRand Ltd.	35,573,031	102,773,593
Foschini Group Ltd. (The)	4,150,906	56,403,095
Gold Fields Ltd.	6,599,500	110,325,630
Growthpoint Properties Ltd.	2,201,665	6,024,202
Harmony Gold Mining Co. Ltd.	3,571,157	48,469,256
Impala Platinum Holdings Ltd.	4,455,808	114,445,586
Imperial Holdings Ltd.	2,704,829	44,734,268
Investec Ltd.	4,775,389	34,020,489
Kumba Iron Ore Ltd.[a]	600,053	41,538,800
Liberty Holdings Ltd.	1,098,850	12,034,556
Life Healthcare Group Holdings Ltd.	6,737,610	16,885,541
Massmart Holdings Ltd.	401,542	9,110,894
MMI Holdings Ltd.	6,486,201	15,514,057
MTN Group Ltd.	14,843,510	305,915,754
Naspers Ltd. Class N	3,664,284	191,629,160
Nedbank Group Ltd.	3,377,801	68,654,001
Netcare Ltd.	21,437,352	41,350,849
Northam Platinum Ltd.	521,663	2,704,188

Security	Shares	Value
Pick’n Pay Stores Ltd.[a]	5,345,316	$28,908,049
Pretoria Portland Cement Co. Ltd.	5,171,517	17,438,514
Redefine Properties Ltd.	1,536,737	1,822,456
Remgro Ltd.	1,984,594	32,300,783
Reunert Ltd.	2,069,629	17,447,131
RMB Holdings Ltd.	1,608,095	5,847,618
RMI Holdings	1,608,095	2,920,363
Sanlam Ltd.	21,084,645	82,395,434
Sappi Ltd.[b]	1,915,116	7,360,832
Sasol Ltd.	5,529,881	267,457,006
Shoprite Holdings Ltd.	5,372,469	84,562,413
SPAR Group Ltd. (The)	1,635,722	22,256,804
Standard Bank Group Ltd.	11,061,295	157,730,629
Steinhoff International Holdings Ltd.[b]	3,961,958	13,076,796
Telkom South Africa Ltd.	142,547	729,156
Tiger Brands Ltd.	2,213,452	64,577,927
Truworths International Ltd.	6,542,440	72,493,834
Vodacom Group Ltd.	585,175	7,558,467
Woolworths Holdings Ltd.	12,370,595	64,426,960

		2,665,878,133

SOUTH KOREA – 13.99%
AmorePacific Corp.[a]	40,389	43,991,206
BS Financial Group Inc.[b]	669,630	8,316,631
Celltrion Inc.[a]	810,447	35,324,353
Cheil Industries Inc.[a]	453,267	41,126,912
CJ CheilJedang Corp.	95,642	29,315,212
Daelim Industrial Co. Ltd.	161,686	17,504,554
Daewoo Engineering & Construction Co. Ltd.[b]	105,960	1,102,457
Daewoo International Corp.[a]	208,896	6,911,964
Daewoo Securities Co. Ltd.	793,210	11,375,651
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	894,700	24,320,476
DGB Financial Group Inc.[b]	360,840	5,242,555
Dongbu Insurance Co. Ltd.	142,070	6,898,089
Dongkuk Steel Mill Co. Ltd.	319,790	9,142,424
Doosan Corp.	162,853	20,607,541
Doosan Heavy Industries & Construction Co. Ltd.	349,050	17,929,362
Doosan Infracore Co. Ltd.[a,b]	787,590	16,056,693

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
E-Mart Co. Ltd.[a,b]	218,331	$64,669,444
GS Engineering & Construction Corp.	280,258	27,320,459
GS Holdings Corp.	327,388	22,156,267
Hana Financial Group Inc.	1,929,300	65,012,265
Hanjin Heavy Industries & Construction Co. Ltd.[a,b]	667,710	14,082,087
Hanjin Shipping Co. Ltd.[a]	513,070	8,440,154
Hankook Tire Co. Ltd.[a]	896,730	33,495,515
Hanwha Chemical Corp.[a]	642,910	22,116,321
Hanwha Corp.	321,180	12,087,338
Honam Petrochemical Corp.[a]	91,474	30,609,943
Hynix Semiconductor Inc.[a]	4,566,650	81,757,524
Hyosung Corp.	213,259	15,731,812
Hyundai Department Store Co. Ltd.	81,927	13,822,805
Hyundai Development Co.	247,460	5,787,249
Hyundai Engineering & Construction Co. Ltd.	665,280	44,275,090
Hyundai Glovis Co. Ltd.	95,605	17,429,978
Hyundai Heavy Industries Co. Ltd.	366,590	119,064,006
Hyundai Hysco Co. Ltd.[a]	296,340	13,277,454
Hyundai Merchant Marine Co. Ltd.[a]	351,282	8,923,225
Hyundai Mipo Dockyard Co. Ltd.	112,185	14,406,285
Hyundai Mobis Co. Ltd.	651,350	205,750,527
Hyundai Motor Co. Ltd.	1,478,213	281,274,068
Hyundai Securities Co. Ltd.	317,910	3,411,979
Hyundai Steel Co.	518,362	52,718,074
Hyundai Wia Corp.[b]	106,238	14,240,084
Industrial Bank of Korea	384,860	5,771,908
Kangwon Land Inc.	418,670	10,948,955
KB Financial Group Inc.	3,895,797	161,039,179
KCC Corp.	14,018	3,915,606
Kia Motors Corp.[a]	2,247,430	148,726,211
Korea Electric Power Corp.[b]	2,169,546	45,857,677
Korea Electric Power Corp. SP ADR[b]	3,225,010	33,894,855
Korea Exchange Bank	1,633,480	12,356,173
Korea Gas Corp.	252,110	8,070,072
Korea Investment Holdings Co. Ltd.	175,970	6,383,314

Security	Shares	Value
Korea Kumho Petrochemical Co. Ltd.[a]	93,518	$15,997,596
Korea Life Insurance Co. Ltd.	1,877,030	11,049,115
Korea Zinc Co. Ltd.	55,795	21,965,506
Korean Air Lines Co. Ltd.	344,056	18,737,080
KP Chemical Corp.[a]	454,260	8,558,491
KT Corp. SP ADR	3,036,079	51,886,590
KT&G Corp.	1,276,443	82,316,425
LG Chem Ltd.[a]	454,268	161,166,460
LG Corp.	911,528	53,571,548
LG Display Co. Ltd.	2,145,482	42,030,814
LG Display Co. Ltd. SP ADR	833,366	8,283,658
LG Electronics Inc.[a]	887,052	55,375,792
LG Household & Health Care Ltd.[a]	105,764	46,594,254
LG Innotek Co. Ltd.[a]	114,306	7,671,472
LG Uplus Corp.	2,068,600	9,665,811
Lotte Confectionery Co. Ltd.	3,486	5,724,771
Lotte Shopping Co. Ltd.	81,218	33,230,217
LS Corp.	103,229	8,969,704
LS Industrial Systems Co. Ltd.[a]	151,173	8,842,101
Mando Corp.	96,542	16,786,372
Mirae Asset Securities Co. Ltd.	122,109	4,646,975
NCsoft Corp.	191,276	62,662,007
NHN Corp.[b]	421,435	82,165,703
OCI Co. Ltd.[a]	128,834	37,496,327
POSCO	611,726	231,938,105
S-Oil Corp.	259,320	29,654,628
S1 Corp.	221,363	11,266,824
Samsung C&T Corp.[a]	1,222,808	87,568,572
Samsung Card Co. Ltd.	246,139	11,904,928
Samsung Electro-Mechanics Co. Ltd.[a]	605,506	38,310,592
Samsung Electronics Co. Ltd.	1,022,226	712,880,109
Samsung Engineering Co. Ltd.	265,199	59,908,102
Samsung Fire & Marine Insurance Co. Ltd.	360,423	77,702,854
Samsung Heavy Industries Co. Ltd.[a]	1,548,020	50,422,923
Samsung Life Insurance Co. Ltd.	458,697	36,546,136
Samsung SDI Co. Ltd.	329,635	43,257,159
Samsung Securities Co. Ltd.	393,934	23,410,428
Samsung Techwin Co. Ltd.[a]	386,015	21,130,689

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
Seoul Semiconductor Co. Ltd.[a]	237,486	$6,077,113
Shinhan Financial Group Co. Ltd.	4,186,718	176,204,376
Shinsegae Co. Ltd.	76,970	23,050,958
SK C&C Co. Ltd.	93,517	12,403,483
SK Energy Co. Ltd.	547,904	86,793,622
SK Holdings Co. Ltd.	149,995	23,128,066
SK Networks Co. Ltd.	280,200	3,020,387
SK Telecom Co. Ltd. SP ADR	4,203,073	67,585,414
STX Pan Ocean Co. Ltd.[a]	1,720,440	13,401,000
Woongjin Coway Co. Ltd.	610,910	22,905,188
Woori Finance Holdings Co. Ltd.	1,816,690	20,178,822
Woori Investment & Securities Co. Ltd.	412,830	5,785,076
Yuhan Corp.	97,955	11,201,678

		4,687,022,004

TAIWAN – 10.94%
Acer Inc.	25,591,053	30,875,639
Advanced Semiconductor Engineering Inc.	38,459,654	34,469,777
Advantech Co. Ltd.	1,808,800	5,206,391
Asia Cement Corp.	17,807,848	23,480,246
ASUSTeK Computer Inc.	5,349,968	45,183,204
AU Optronics Corp.	76,240,000	36,267,843
AU Optronics Corp. SP ADR	1,002,214	4,710,406
Capital Securities Corp.[b]	20,016,916	8,797,659
Catcher Technology Co. Ltd.	3,571,210	28,006,352
Cathay Financial Holding Co. Ltd.	59,536,737	75,935,789
Chang Hwa Commercial Bank Ltd.	14,150,930	10,463,381
Cheng Shin Rubber Industry Co. Ltd.	21,083,871	48,913,098
Cheng Uei Precision Industry Co. Ltd.	2,980,913	8,374,650
Chicony Electronics Co. Ltd.	6,285,366	10,811,623
Chimei Innolux Corp.[b]	38,852,487	16,875,208
China Airlines Ltd.	17,805,000	9,451,973
China Development Financial Holding Corp.	7,348,771	2,396,435
China Life Insurance Co. Ltd.	12,223,352	15,590,204
China Motor Co. Ltd.	4,230,000	4,520,243

Security	Shares	Value
China Petrochemical Development Corp.	16,369,000	$24,094,048
China Steel Corp.	116,452,332	126,449,903
Chinatrust Financial Holding Co. Ltd.	62,867,720	51,361,277
Chunghwa Picture Tubes Ltd.[b]	1,848,199	164,372
Chunghwa Telecom Co. Ltd.	55,776,410	192,077,194
Clevo Co.	7,137,000	11,563,074
CMC Magnetics Corp.[b]	24,658,000	4,190,487
Compal Electronics Inc.	38,954,908	41,762,100
Coretronic Corp.	6,299,000	5,678,100
Delta Electronics Inc.	19,487,000	57,098,364
E Ink Holdings Inc.	8,045,000	17,304,952
E.Sun Financial Holding Co. Ltd.	7,017,062	4,100,009
Epistar Corp.	4,109,345	8,782,619
Eternal Chemical Co. Ltd.	5,257,740	4,657,920
EVA Airways Corp.	10,358,000	7,569,575
Evergreen International Storage & Transport Corp.	7,300,000	4,881,849
Evergreen Marine Corp. Ltd.[b]	14,634,000	9,382,871
Everlight Electronics Co. Ltd.	1,915,000	3,577,897
Far Eastern Department Stores Co. Ltd.	13,529,012	25,137,067
Far Eastern New Century Corp.	25,214,397	33,028,735
Far EasTone Telecommunications Co. Ltd.	11,635,000	18,609,904
Farglory Land Development Co. Ltd.	13,035,000	23,859,718
Feng Hsin Iron & Steel Co. Ltd.	5,310,000	10,305,348
First Financial Holding Co. Ltd.	24,397,971	18,755,054
Formosa Chemicals & Fibre Corp.	26,537,000	80,591,175
Formosa International Hotels Corp.	204,300	3,306,463
Formosa Petrochemical Corp.	6,663,000	19,431,214
Formosa Plastics Corp.	40,863,000	126,915,538
Formosa Taffeta Co. Ltd.	8,951,000	9,102,346
Foxconn Technology Co. Ltd.	2,601,945	9,238,365
Fubon Financial Holding Co. Ltd.	60,393,305	85,980,230
Giant Manufacturing Co. Ltd.	4,501,203	16,835,193
HannStar Display Corp.[b]	15,147,963	1,357,648
Highwealth Construction Corp.	3,718,000	7,164,419
Hiwin Technologies Corp.	1,577,960	16,209,589

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
Hon Hai Precision Industry Co. Ltd.	90,159,210	$227,810,548
HTC Corp.	7,326,708	190,937,150
Hua Nan Financial Holdings Co. Ltd.	2,091,459	1,452,728
Inventec Co. Ltd.	14,938,050	5,638,555
KGI Securities Co. Ltd.	46,807,898	20,975,979
Kinsus Interconnect Technology Corp.	32,000	115,824
Largan Precision Co. Ltd.	1,177,000	33,634,947
LCY Chemical Corp.	3,928,172	8,544,361
Lite-On Technology Corp.	14,058,484	15,265,422
Macronix International Co. Ltd.	39,483,275	16,604,766
MediaTek Inc.	9,883,176	99,310,426
Mega Financial Holding Co. Ltd.	30,307,940	26,798,072
Motech Industries Inc.	4,221,942	8,688,531
MStar Semiconductor Inc.	3,492,331	19,081,145
Nan Kang Rubber Tire Co. Ltd.	4,452,266	7,458,940
Nan Ya Plastics Corp.	47,740,000	113,715,645
Nan Ya Printed Circuit Board Corp.	936,270	3,085,452
Novatek Microelectronics Corp. Ltd.	635,000	1,663,593
Pegatron Corp.[b]	9,508,414	9,210,308
Phison Electronics Corp.	1,407,535	6,671,472
Polaris Securities Co. Ltd.	36,458,000	26,014,947
Pou Chen Corp.	28,437,220	21,909,094
Powertech Technology Inc.	2,716,300	6,526,349
President Chain Store Corp.	6,353,000	40,514,487
Qisda Corp.	12,893,940	3,569,118
Quanta Computer Inc.	17,601,000	35,615,185
Realtek Semiconductor Corp.	649,854	1,013,664
Richtek Technology Corp.	478,150	2,464,138
Ruentex Development Co. Ltd.[b]	10,494,000	12,009,886
Ruentex Industries Ltd.[b]	8,079,000	14,203,244
Shin Kong Financial Holding Co. Ltd.[b]	16,586,002	5,860,374
Siliconware Precision Industries Co. Ltd.	30,065,190	27,412,547
Siliconware Precision Industries Co. Ltd. SP ADR[a]	4,958,892	22,761,314
Simplo Technology Co. Ltd.	3,159,820	22,383,806

Security	Shares	Value
Sino-American Silicon Products Inc.	3,003,300	$6,667,213
SinoPac Financial Holdings Co. Ltd.	5,038,764	1,927,999
Synnex Technology International Corp.	13,048,985	33,061,597
Tainan Spinning Co. Ltd.	7,690,070	3,989,574
Taishin Financial Holdings Co. Ltd.	9,925,817	4,482,263
Taiwan Business Bank Ltd.[b]	15,469,640	5,439,264
Taiwan Cement Corp.	35,021,296	46,780,373
Taiwan Cooperative Bank Co. Ltd.	17,241,180	12,213,456
Taiwan Fertilizer Co. Ltd.	5,991,000	18,627,974
Taiwan Glass Industrial Corp.	3,517,566	4,547,087
Taiwan Mobile Co. Ltd.	22,196,000	60,139,113
Taiwan Semiconductor Manufacturing Co. Ltd.	100,896,000	241,375,494
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	23,019,577	275,544,337
Tatung Co. Ltd.[b]	23,356,284	10,064,067
Teco Electric and Machinery Co. Ltd.	29,608,000	19,187,866
TPK Holding Co. Ltd.[b]	493,500	11,976,215
Transcend Information Inc.	100,000	229,235
Tripod Technology Corp.	2,468,920	8,306,472
TSRC Corp.	8,580,500	21,680,851
Tung Ho Steel Enterprise Corp.	9,926,000	10,607,077
U-Ming Marine Transport Corp.	3,686,000	6,137,086
Uni-President Enterprises Co.	51,728,543	76,230,035
Unimicron Technology Corp.	8,320,000	12,031,369
United Microelectronics Corp.	95,082,000	37,037,060
United Microelectronics Corp. SP ADR[a]	21,979,763	43,739,728
Walsin Lihwa Corp.	17,697,000	6,832,465
Wan Hai Lines Ltd.	2,347,300	1,318,912
Winbond Electronics Corp.[b]	1,571,000	332,510
Wintek Corp.	14,833,438	12,783,259
Wistron Corp.	15,724,618	19,568,028
WPG Holdings Co. Ltd.	9,640,532	14,306,517
Yang Ming Marine Transport Corp.[b]	25,164,978	13,489,216

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
Young Fast Optoelectronics Co. Ltd.	1,461,462	$4,312,420
Yuanta Financial Holding Co. Ltd.[b]	45,493,085	26,659,627
Yulon Motor Co. Ltd.	15,098,000	34,037,443

		3,665,439,957

THAILAND – 1.85%
Advanced Information Service PCL Foreign	904,900	3,426,965
Advanced Information Service PCL NVDR	4,215,900	15,966,121
Bangkok Bank PCL Foreign	7,738,800	42,218,679
Bangkok Bank PCL NVDR	2,024,900	10,810,277
Bank of Ayudhya PCL NVDR	6,036,100	5,135,821
Banpu PCL Foreign	1,744,800	37,026,787
BEC World PCL Foreign	276,400	373,514
BEC World PCL NVDR	1,432,100	1,935,270
Charoen Pokphand Foods PCL Foreign	6,901,200	7,253,513
Charoen Pokphand Foods PCL NVDR	29,684,100	31,199,504
CP All PCL Foreign	2,471,300	4,226,030
CP All PCL NVDR	14,699,200	25,136,270
Glow Energy PCL Foreign	106,600	192,961
Glow Energy PCL NVDR	2,908,200	5,264,259
Indorama Ventures PCL NVDR	17,178,980	22,068,426
IRPC PCL Foreign	84,707,300	13,623,263
Kasikornbank PCL Foreign	11,350,500	48,098,549
Kasikornbank PCL NVDR	3,562,500	15,155,781
Krung Thai Bank PCL Foreign	45,586,600	29,052,521
PTT Aromatics & Refining PCL Foreign	19,187,886	21,928,098
PTT Chemical PCL Foreign	6,288,068	28,639,349
PTT Exploration & Production PCL Foreign	13,127,400	77,091,171
PTT PCL Foreign	8,693,200	95,430,858
Siam Cement PCL Foreign	2,256,100	28,455,315
Siam Cement PCL NVDR	78,200	871,498
Siam Commercial Bank PCL NVDR	9,220,200	36,610,070
Thai Airways International PCL NVDR	6,131,471	5,216,967

Security	Shares	Value
Thai Oil PCL NVDR	3,448,400	$7,709,136

		620,116,973

TURKEY – 1.27%
Akbank TAS[a]	10,289,965	38,362,960
Anadolu Efes Biracilik ve Malt Sanayii AS	1,240,702	13,768,312
Arcelik AS	450,350	1,574,054
Asya Katilim Bankasi ASb	14,796,005	16,548,702
BIM Birlesik Magazalar ASa	783,618	25,106,452
Coca-Cola Icecek AS	123,271	1,529,533
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,774,800	7,535,346
Enka Insaat ve Sanayi AS	960,513	2,176,561
Eregli Demir ve Celik Fabrikalari TAS	10,103,107	19,480,548
Haci Omer Sabanci Holding AS	4,144,738	14,679,758
KOC Holding AS	4,911,789	17,453,711
Migros Ticaret ASb	1	5
TAV Havalimanlari Holding ASb	1,509,788	6,209,247
Turk Hava Yollari Anonim Ortakligi[a,b]	5,387,249	7,500,379
Turk Telekomunikasyon AS	3,110,013	14,203,537
Turkcell Iletisim Hizmetleri ASa,b	5,699,234	25,298,205
Turkiye Garanti Bankasi AS	21,578,335	78,688,362
Turkiye Halk Bankasi ASa	2,461,849	15,416,583
Turkiye Is Bankasi AS	13,256,205	34,054,620
Turkiye Petrol Rafinerileri AS	1,208,671	22,882,829
Turkiye Sise ve Cam Fabrikalari ASa	3,601,790	6,693,100
Turkiye Vakiflar Bankasi TAO Class D	16,514,162	29,821,980
Yapi ve Kredi Bankasi ASa,b	14,082,488	27,891,801

		426,876,585

TOTAL COMMON STOCKS (Cost: $30,998,201,125)		30,865,102,860

EXCHANGE-TRADED FUNDS – 0.02%
iShares MSCI Malaysia Index Fund[a,e]	349,867	4,975,109

		4,975,109

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $4,910,493)		4,975,109

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
PREFERRED STOCKS – 7.45%

BRAZIL – 6.94%
AES Tiete SA	960,700	$13,616,268
Banco Bradesco SA	372,600	6,604,137
Banco Bradesco SA SP ADR	16,886,753	301,428,541
Banco do Estado do Rio Grande do Sul SA	1,679,100	18,586,184
Bradespar SA	2,089,900	46,516,789
Brasil Telecom SA SP ADR	775,981	17,622,529
Braskem SA Class A	1,447,500	17,225,633
Centrais Eletricas Brasileiras SA Class B	1,779,218	23,682,577
Centrais Eletricas Brasileiras SA Class B SP ADR	256,307	3,452,455
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	395,701	16,070,214
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR[a]	550,481	22,822,942
Companhia de Bebidas das Americas SP ADR	6,864,593	244,654,095
Companhia de Transmissao de Energia Electrica Paulista	314,100	9,231,953
Companhia de Transmissao de Energia Electrica Paulista New[b,f]	27,222	800,103
Companhia Energetica de Minas Gerais	621,500	11,544,044
Companhia Energetica de Minas Gerais SP ADR	2,844,151	53,811,337
Companhia Energetica de Sao Paulo Class B	1,547,300	29,022,835
Companhia Paranaense de Energia Class B	451,000	9,938,925
Companhia Paranaense de Energia Class B SP ADR	487,513	10,735,036
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	880,000	15,586,450
Gerdau SA	2,461,000	21,073,920
Gerdau SA SP ADR	6,414,163	55,354,227
Itau Unibanco Holding SA	2,808,100	51,009,750

Security	Shares	Value
Itausa – Investimentos Itau SA	21,235,173	$128,090,264
Klabin SA	2,962,000	9,921,823
Lojas Americanas SA	2,547,280	25,052,584
Metalurgica Gerdau SA	2,550,600	27,574,488
Petroleo Brasileiro SA	38,614,227	505,714,596
Suzano Papel e Celulose SA	1,374,000	7,829,430
Tele Norte Leste Participacoes SA SP ADR	2,315,987	30,339,430
Telecomunicacoes Sao Paulo SA	2,043,195	64,530,073
Telemar Norte Leste SA Class A	228,200	6,550,584
Usinas Siderurgicas de Minas Gerais SA Class A	4,552,200	34,395,164
Vale Fertilizantes SA	908,000	13,624,002
Vale SA Class A SP ADR	18,264,070	471,760,928

		2,325,774,310

RUSSIA – 0.26%
Sberbank of Russia	10,907,938	26,842,398
Surgutneftegas OJSC	77,001,600	37,352,872
Transneft OAO	17,556	24,054,408

		88,249,678

SOUTH KOREA – 0.25%
Hyundai Motor Co. Ltd.	44,255	2,692,177
Hyundai Motor Co. Ltd. Series 2	259,140	16,493,046
LG Chem Ltd.	77,124	9,397,872
Samsung Electronics Co. Ltd.[a]	105,781	53,839,887

		82,422,982

TOTAL PREFERRED STOCKS (Cost: $2,461,813,607)		2,496,446,970

SHORT-TERM INVESTMENTS – 4.28%

MONEY MARKET FUNDS – 4.28%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.16%[e,g,h]	1,249,271,559	1,249,271,559
BlackRock Cash Funds: Prime, SL Agency Shares 0.17%[e,g,h]	96,834,091	96,834,091

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.00%[e,g]	87,335,733	$87,335,733

		1,433,441,383

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,433,441,383)		1,433,441,383

TOTAL INVESTMENTS IN SECURITIES – 103.89%
(Cost: $34,898,366,608)		34,799,966,322

Other Assets, Less Liabilities – (3.89)%		(1,303,417,411)

NET ASSETS – 100.00%		$33,496,548,911

CPO – Certificates of Participation (Ordinary)

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
f	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Statement of Assets and Liabilities

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2011

ASSETS
Investments, at cost:
Unaffiliated	$33,460,014,732
Affiliated (Note 2)	1,438,351,876

Total cost of investments	$34,898,366,608

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$33,361,549,830
Affiliated (Note 2)	1,438,416,492

Total fair value of investments	34,799,966,322
Foreign currencies, at value[b]	50,366,478
Cash	718,127
Receivables:
Investment securities sold	190,453,028
Dividends and interest	86,137,912

Total Assets	35,127,641,867

LIABILITIES
Payables:
Investment securities purchased	152,860,300
Collateral for securities on loan (Note 5)	1,346,105,650
Capital shares redeemed	103,735,362
Foreign taxes (Note 1)	2,322,086
Securities related to in-kind transactions (Note 4)	6,775,479
Investment advisory fees (Note 2)	19,294,079

Total Liabilities	1,631,092,956

NET ASSETS	$33,496,548,911

Net assets consist of:
Paid-in capital	$36,775,822,481
Undistributed net investment income	84,964,451
Accumulated net realized loss	(3,265,704,815)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(98,533,206)

NET ASSETS	$33,496,548,911

Shares outstanding[c]	784,350,000

Net asset value per share	$42.71

[a]	Securities on loan with a value of $1,273,963,057. See Note 5.
[b]	Cost of foreign currencies: $50,169,227.
[c]	$0.001 par value, number of shares authorized: 2,000,000,000.

See notes to consolidated financial statements.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Year ended August 31, 2011

NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$988,070,711
Dividends – affiliated[b] (Note 2)	3,278,535
Interest – unaffiliated	1,259
Interest – affiliated (Note 2)	60,769
Securities lending income – affiliated (Note 2)	18,636,666

1,010,047,940
Less: Other foreign taxes (Note 1)	(3,249,177)

Total investment income	1,006,798,763

EXPENSES
Investment advisory fees (Note 2)	279,756,799

Total expenses	279,756,799
Less investment advisory fees waived (Note 2)	(2,250,096)

Net expenses	277,506,703

Net investment income	729,292,060

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(747,630,425)
Investments – affiliated (Note 2)	17,297,857
In-kind redemptions – unaffiliated	3,674,708,854
In-kind redemptions – affiliated (Note 2)	61,691,574
Foreign currency transactions	(20,666,581)

Net realized gain	2,985,401,279

Net change in unrealized appreciation/depreciation on:
Investments	63,719,358
Translation of assets and liabilities in foreign currencies	(55,380)

Net change in unrealized appreciation/depreciation	63,663,978

Net realized and unrealized gain	3,049,065,257

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,778,357,317

[a]	Net of foreign withholding tax of $114,774,820.
[b]	Net of foreign withholding tax of $441,604.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® MSCI EMERGING MARKETS INDEX FUND

	Year ended August 31, 2011 (Consolidated)	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$729,292,060	$520,250,863
Net realized gain	2,985,401,279	1,299,482,089
Net change in unrealized appreciation/depreciation	63,663,978	2,361,536,205

Net increase in net assets resulting from operations	3,778,357,317	4,181,269,157

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(763,134,134)	(551,986,882)

Total distributions to shareholders	(763,134,134)	(551,986,882)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,567,132,618	13,614,469,565
Cost of shares redeemed	(14,852,761,754)	(7,744,918,384)

Net increase (decrease) in net assets from capital share transactions	(9,285,629,136)	5,869,551,181

INCREASE (DECREASE) IN NET ASSETS	(6,270,405,953)	9,498,833,456

NET ASSETS
Beginning of year	39,766,954,864	30,268,121,408

End of year	$33,496,548,911	$39,766,954,864

Undistributed net investment income included in net assets at end of year	$84,964,451	$129,955,696

SHARES ISSUED AND REDEEMED
Shares sold	118,800,000	337,050,000
Shares redeemed	(324,000,000)	(200,700,000)

Net increase (decrease) in shares outstanding	(205,200,000)	136,350,000

See notes to consolidated financial statements.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® MSCI EMERGING MARKETS INDEX FUND

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2011 (Consolidated)	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]
Net asset value, beginning of year	$40.19	$35.48	$40.07	$44.78	$32.48

Income from investment operations:
Net investment income[b]	0.81	0.58	0.66	1.10	0.63
Net realized and unrealized gain (loss)[c]	2.56	4.73	(4.66)	(4.64)	12.19

Total from investment operations	3.37	5.31	(4.00)	(3.54)	12.82

Less distributions from:
Net investment income	(0.85)	(0.60)	(0.59)	(1.17)	(0.52)

Total distributions	(0.85)	(0.60)	(0.59)	(1.17)	(0.52)

Net asset value, end of year	$42.71	$40.19	$35.48	$40.07	$44.78

Total return	8.23%	14.97%	(9.47)%	(8.36)%	39.86%

Ratios/Supplemental data:
Net assets, end of year (000s)	$33,496,549	$39,766,955	$30,268,121	$20,302,756	$18,198,371
Ratio of expenses to average net assets prior to waived fees[d]	0.67%	0.68%	0.72%	0.72%	0.74%
Ratio of expenses to average net assets after waived fees[d]	0.67%	0.68%	0.72%	0.72%	0.74%
Ratio of net investment income to average net assets	1.76%	1.45%	2.32%	2.32%	1.63%
Portfolio turnover rate[e]	17%	14%	5%	11%	5%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Consolidated Financial Statements

iSHARES® MSCI EMERGING MARKETS INDEX FUND

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares MSCI Index Fund	Diversification Classification
Emerging Markets	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements include the accounts of the Subsidiary.

The Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2011. The breakdown of the Fund’s investments into major categories is disclosed in its Consolidated Schedule of Investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Common Stocks	$30,865,102,860	$–	$–	$30,865,102,860
Exchange-Traded Funds	4,975,109	–	–	4,975,109
Preferred Stocks	2,495,646,867	–	800,103	2,496,446,970
Short-Term Investments	1,433,441,383	–	–	1,433,441,383

	$34,799,166,219	$–	$800,103	$34,799,966,322

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The Subsidiary is subject to tax in Mauritius on its net income. See the “Income Taxes” section for further information.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of August 31, 2011, the tax year-end of the Fund, the components of accumulated net earnings (losses) on a tax basis consisted of undistributed ordinary income of $101,317,425, unrealized depreciation of $380,545,201, and capital and other losses of $3,000,045,794 for accumulated net losses of $3,279,273,570. The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$763,134,134	$551,986,882

Total Distributions	$763,134,134	$551,986,882

INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Fund has elected to defer net realized capital losses incurred from November 1, 2010 to August 31, 2011 of $621,120,314 and treat them as arising in the year ending August 31, 2012.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

The Fund had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end of the Fund, as follows:

Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
$ 840,778	$20,296,564	$11,239,258	$29,973,301	$13,844,901	$228,196,854	$1,201,366,175	$873,167,649	$2,378,925,480

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the tax years preceding enactment.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2011, the cost of investments for federal income tax purposes was $35,180,378,603. Net unrealized depreciation was $380,412,281, of which $4,416,038,496 represented gross unrealized appreciation on securities and $4,796,450,777 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by the Fund at the end of its tax year and are primarily attributable to passive foreign investment companies and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of August 31, 2011, the Fund made the following reclassifications, which have no effect on net assets or net asset values per share:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
$ 3,568,523,487	$(11,149,171)	$(3,557,374,316)

The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the Consolidated Statement of Operations. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion[a]
0.56	Over $42 billion, up to and including $56 billion[a]
0.50	Over $56 billion, up to and including $70 billion[a]
0.45	Over $70 billion, up to and including $84 billion[a]
0.40	Over $84 billion[a]

[a]	Breakpoint level was modified or added, effective January 1, 2011.

BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $1,753,488.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through June 30, 2013 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. In association with this agreement, for the year ended August 31, 2011, BFA waived its investment advisory fees for the Fund in the amount of $496,608.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Fund, subject to applicable conditions. BTC is an affiliate of BFA, the Fund’s investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

loan of securities and any fees paid by borrowers. For the year ended August 31, 2011, BTC earned securities lending agent fees from the Fund of $9,953,736.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Consolidated Statement of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Investments in issuers considered to be affiliates of the Fund (excluding short-term investments) during the year ended August 31, 2011, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income		Net Realized Gain
iShares MSCI Malaysia Index Fund	1,314,976	363,085	(1,328,194)	349,867	$4,975,109	$430,882		$6,706,008
iShares MSCI South Korea Index Fund	1,623,064	48,236	(1,671,300)	–	–	269,616		18,147,665
iShares MSCI Taiwan Index Fund	6,577,720	–	(6,577,720)	–	–	1,547,628		17,759,179
Jollibee Foods Corp.[a]	61,761,000	2,150,140	(49,468,631)	14,442,509	29,713,232	1,030,409	[b]	36,376,579

					$34,688,341	$3,278,535		$78,989,431

[a]	Not an affiliate at the end of the year.
[b]	Net of foreign withholding tax of $441,604.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2011, aggregated $7,871,736,616 and $7,155,563,530, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2011, aggregated $2,391,409,329 and $12,379,145,499, respectively.

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Consolidated Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Consolidated Statement of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2011 and the value of the related collateral are disclosed in the Consolidated Statement of Assets and Liabilities. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statement of operations and statements of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of the iShares MSCI Emerging Markets Index Fund and its subsidiary, (collectively the “Fund”), at August 31, 2011, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

For the fiscal year ended August 31, 2011, the Fund earned foreign source income of $1,104,317,544 and paid foreign taxes of $115,324,311 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $701,228,285 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011.

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	37

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Directors (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Fund and its shareholders. The Board acknowledged that additional resources to support the Fund and its shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund.

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

The Board also noted that the investment advisory fee and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fee and expense level and the historical performance of the Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Economies of Scale – In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchanged traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as any payment of revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

40	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2006 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	58	4.19
Greater than 0.5% and Less than 1.0%	236	17.06
Between 0.5% and -0.5%	727	52.57
Less than -0.5% and Greater than -1.0%	169	12.22
Less than -1.0% and Greater than -1.5%	82	5.93
Less than -1.5% and Greater than -2.0%	31	2.24
Less than -2.0% and Greater than -2.5%	12	0.87
Less than -2.5% and Greater than -3.0%	3	0.22
Less than -3.0% and Greater than -3.5%	4	0.29
Less than -3.5% and Greater than -4.0%	1	0.07
Less than -4.0% and Greater than -4.5%	4	0.29
Less than -4.5%	3	0.22

	1,383	100.00%

SUPPLEMENTAL INFORMATION	41

Director and Officer Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Officer serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

42	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994- 2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

DIRECTOR AND OFFICER INFORMATION	43

Director and Officer Information (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

44	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

DIRECTOR AND OFFICER INFORMATION	45

Notes:

46	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-85-0811

August 31, 2011

2011 Annual Report

iShares, Inc.

iShares MSCI BRIC Index Fund  |  BKF  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC INDEX FUND

Performance as of August 31, 2011

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/11			Inception to 8/31/11			Inception to 8/31/11

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
0.49%	(0.55)%	1.43%	(5.89)%	(6.04)%	(5.84)%	(20.64)%	(21.12)%	(20.43)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/11
Sector*	Percentage of Net Assets
Financial	28.15%

Energy	24.71

Basic Materials	11.03

Communications	9.53

Consumer Non-Cyclical	9.15

Consumer Cyclical	4.78

Industrial	3.89

Technology	3.55

Utilities	2.72

Diversified	2.17

Short-Term and Other Net Assets	0.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/11
Security	Percentage of Net Assets
Gazprom OAO (Russia)	4.12%

China Mobile Ltd. (China)	3.84

Petroleo Brasileiro SA Preferred (Brazil)	3.35

Vale SA Class A Preferred (Brazil)	3.03

Itau Unibanco Holding SA Preferred (Brazil)	2.58

Petroleo Brasileiro SA (Brazil)	2.53

HDFC Bank Ltd. SP ADR (India)	2.52

Industrial and Commercial Bank of China Ltd. Class H (China)	2.33

Reliance Industries Ltd. SP GDR (India)	2.33

CNOOC Ltd. (China)	2.32

TOTAL	28.95%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI BRIC Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC IndexSM (the “Index”). The Index is a free-float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”). The Index consists of stocks traded primarily on the BM&FBOVESPA (the Brazilian exchange), Russian Trading System Stock Exchange, Moscow Interbank Currency Exchange, National Stock Exchange of India, Shangai Stock Exchange, Shenzen Stock Exchange and the Stock Exchange of Hong Kong. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2011 (“the reporting period”), the total return for the Fund was 0.49%, net of fees, while the total return for the Index was 1.43%.

As represented by the Index, the stock markets in the BRIC countries posted a modestly positive return as a group for the reporting period. The period began on a positive note, with equity markets worldwide rallying sharply as steadily improving economic data boosted investor confidence in a global economic recovery. However, the Index declined in late 2010 and early 2011 as central banks in China, India, and Brazil raised interest rates to keep rapidly rising inflation in check. While economic growth picked up in many regions of the world, the higher borrowing costs in these three countries put downward pressure on their respective economies and stock markets. Equity markets around the world were also buffeted by a series of global events in early 2011, including heightened political turmoil in the Middle East and North Africa, and an earthquake and tsunami in Japan.

The Index rebounded briefly in the spring of 2011, but then fell back for the remainder of the reporting period as a worsening sovereign debt crisis in Europe and fiscal deficit issues in the U.S. cast doubts on the sustainability of the global recovery, which would negatively impact exports in BRIC countries. The Index’s decline was especially severe in August 2011 as increasingly risk-averse investors shifted away from many emerging markets, causing the Index to fall by more than 9% for the month.

The Index benefited from a decline in the U.S. dollar, which boosted international equity returns for U.S. investors. The dollar depreciated by 9% against the Brazilian real, 6% versus the Russian ruble, 2% against the Indian rupee, and 6% versus the Chinese yuan for the reporting period. The U.S. dollar’s decline resulted mainly from historically low U.S. interest rates and intensifying fiscal deficit concerns.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC INDEX FUND

Russia, the smallest country weighting in the Index, generated the best returns, advancing by nearly 20% for the reporting period. Russia’s economy benefited from a broad rise in commodity prices; in particular, Russia is a major energy exporter, and the price of oil increased by nearly 25% for the reporting period. Brazil’s stock market eked out a fractionally positive return as its economy grew by 3.1% for the 12 months ended June 30, 2011 (down from an 8.8% growth rate for the prior 12 months), while its inflation rate surged above 7%. To counter rising inflation, Brazil’s central bank raised interest rates five times during the reporting period.

China, the Index’s largest country weighting during the reporting period, saw its equity market decline slightly. Although the country’s economy expanded by 9.5%, this represented a decline from the previous year, and its inflation rate rose to its highest level in more than three years, prompting China’s central bank to raise interest rates three times in the first half of 2011. India was the weakest performer in the Index, declining by about 7% for the reporting period. India’s economic growth rate of 7.7% was its lowest in more than two years.

From a sector perspective, consumer staples stocks were by far the best performers in the Index, followed by information technology and energy. On the downside, the industrials sector posted the largest decline.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

Shareholder Expenses (Unaudited)

iSHARES® MSCI BRIC INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 to August 31, 2011.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/11)	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/11 to 8/31/11)
Actual	$1,000.00	$ 895.70	0.68%	$3.25
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.68	3.47

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI BRIC INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 80.71%

BRAZIL – 14.74%
ALL – America Latina Logistica SA	246,000	$1,429,836
Anhanguera Educacional Participacoes SA	41,000	681,612
B2W Companhia Global do Varejo	61,425	620,826
Banco do Brasil SA	293,289	4,934,938
Banco Santander (Brasil) SA	287,037	2,767,340
BM&F Bovespa SA	944,069	5,546,703
BR Malls Participacoes SA	164,000	1,833,123
BRF – Brasil Foods SA	328,000	6,431,940
CCR SA	123,000	3,717,110
Centrais Eletricas Brasileiras SA	164,000	1,683,375
CETIP Balcao Organizado de Ativos e Derivativos SA	41,429	649,611
Cielo SA	125,100	3,222,034
Companhia Hering SA	82,000	1,817,116
Companhia Siderurgica Nacional SA	451,000	4,487,280
Cosan SA Industria e Comercio	82,000	1,234,131
CPFL Energia SA	164,000	2,142,947
Cyrela Brazil Realty SA	164,000	1,558,413
Diagnosticos da America SA	123,000	1,274,150
Duratex SA	202,800	1,365,196
Empresa Brasileira de Aeronautica SA	328,000	2,086,146
Fibria Celulose SA	82,041	805,944
Gafisa SA	164,000	768,363
HRT Participacoes em Petroleo SAa	1,000	660,579
Hypermarcas SA	123,000	1,033,262
JBS SAa	246,052	661,613
Lojas Renner SA	41,000	1,545,246
Marfrig Alimentos SA	123,000	595,636
MMX Mineracao e Metalicos SAa	82,000	419,295
MRV Engenharia e Participacoes SA	205,000	1,729,849
Multiplan Empreendimentos Imobiliarios SA	41,000	864,408
Natura Cosmeticos SA	82,000	1,968,413
Odontoprev SA	41,000	710,013
OGX Petroleo e Gas Participacoes SAa	656,000	4,738,237
PDG Realty SA Empreendimentos e Participacoes	574,000	2,830,239
Petroleo Brasileiro SA	1,517,000	21,923,898

Security	Shares	Value
Redecard SA	205,000	$3,162,783
Rossi Residencial SA	123,000	944,962
Souza Cruz SA	410,000	5,132,746
SulAmerica SA	41,000	463,961
Tele Norte Leste Participacoes SA	41,000	570,850
Tim Participacoes SA	311,469	1,906,473
Tractebel Energia SA	123,000	1,959,635
Ultrapar Participacoes SA	75,900	1,328,250
Usinas Siderurgicas de Minas Gerais SA	123,000	1,762,122
Vale SA	697,000	19,663,476

		127,634,080

CHINA – 37.73%
Agile Property Holdings Ltd.	1,640,000	2,219,047
Agricultural Bank of China Ltd. Class H	6,970,000	3,355,414
Air China Ltd. Class H	1,640,000	1,656,917
Alibaba.com Ltd.[b]	820,000	868,460
Aluminum Corp. of China Ltd. Class Hb	1,640,000	1,094,786
Angang New Steel Co. Ltd. Class Hb	820,000	640,029
Anhui Conch Cement Co. Ltd. Class H	114,000	477,095
Anta Sports Products Ltd.[b]	410,040	559,027
Bank of China Ltd. Class H	32,800,000	13,558,504
Bank of Communications Co. Ltd. Class H	3,627,200	2,700,732
BBMG Corp. Class H	1,025,000	1,150,052
Beijing Capital International Airport Co. Ltd. Class Ha	820,000	391,597
Belle International Holdings Ltd.	2,870,000	5,895,002
Bosideng International Holdings Ltd.	820,000	203,167
Brilliance China Automotive Holdings Ltd.[a,b]	820,000	994,782
BYD Co. Ltd. Class Ha,b	410,000	855,828
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. Class Hb	108,400	185,916
Chaoda Modern Agriculture (Holdings) Ltd.[b]	1,024,556	332,765
China Agri-Industries Holdings Ltd.	1,230,000	1,147,946
China CITIC Bank Corp. Ltd. Class Ha	3,960,000	2,124,974

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2011

Security	Shares	Value
China Coal Energy Co. Class H	1,640,000	$2,197,994
China Communications Construction Co. Ltd. Class H	2,870,000	2,077,988
China Construction Bank Corp. Class H	25,014,370	18,560,918
China COSCO Holdings Co. Ltd. Class H	1,435,000	806,878
China Dongxiang (Group) Co. Ltd.[b]	2,460,000	552,656
China Everbright Ltd.[b]	820,000	1,195,843
China Gas Holdings Ltd.[b]	1,648,000	560,641
China High Speed Transmission Equipment Group Co. Ltd.	820,000	481,074
China Life Insurance Co. Ltd. Class H	4,510,000	11,324,719
China Longyuan Power Group Corp. Ltd. Class Hb	820,000	744,244
China Mengniu Dairy Co. Ltd.	820,000	2,926,447
China Merchants Bank Co. Ltd. Class H	2,050,297	4,374,514
China Merchants Holdings (International) Co. Ltd.	820,000	2,452,742
China Minsheng Banking Corp. Ltd. Class H	1,726,000	1,433,597
China Mobile Ltd.	3,280,000	33,264,652
China National Building Material Co. Ltd. Class H	1,640,000	2,758,019
China Oilfield Services Ltd. Class H	820,000	1,286,374
China Overseas Land & Investment Ltd.	2,460,800	5,225,091
China Pacific Insurance (Group) Co. Ltd. Class H	164,000	641,081
China Petroleum & Chemical Corp. Class H	9,840,000	9,714,121
China Railway Construction Corp. Ltd. Class H	1,640,000	871,618
China Railway Group Ltd. Class H	2,460,000	707,400
China Resources Enterprise Ltd.[b]	820,000	3,326,465
China Resources Land Ltd.[b]	1,640,000	2,673,804
China Resources Power Holdings Co. Ltd.	854,200	1,443,104
China Rongsheng Heavy Industry Group Co. Ltd.[b]	205,000	82,898
China Shenhua Energy Co. Ltd. Class H	1,845,000	8,550,384

Security	Shares	Value
China Shipping Container Lines Co. Ltd. Class Ha	2,050,000	$473,706
China Shipping Development Co. Ltd. Class H	820,000	586,342
China Southern Airlines Co. Ltd. Class Ha,b	820,000	541,077
China Taiping Insurance Holdings Co. Ltd.[a]	410,000	918,989
China Telecom Corp. Ltd. Class H	7,380,000	4,822,322
China Unicom (Hong Kong) Ltd.	3,307,900	7,006,778
China Yurun Food Group Ltd.[b]	820,000	1,863,242
China Zhongwang Holdings Ltd.[b]	781,200	342,981
CITIC Pacific Ltd.	820,000	1,656,917
CNOOC Ltd.	9,840,000	20,085,113
COSCO Pacific Ltd.	820,000	1,122,156
Country Garden Holdings Co. Ltd.[b]	1,230,000	543,182
CSR Corp Ltd. Class H	1,233,000	715,457
Datang International Power Generation Co. Ltd. Class Hb	1,640,000	456,863
Dongfeng Motor Group Co. Ltd. Class H	1,640,000	2,614,854
Dongyue Group Ltd.	410,000	326,330
Evergrande Real Estate Group Ltd.[b]	1,640,000	1,014,782
Fosun International Ltd.	1,845,000	1,283,742
Franshion Properties (China) Ltd.[b]	2,460,000	552,656
GCL-Poly Energy Holdings Ltd.[b]	2,460,000	1,086,365
Geely Automobile Holdings Ltd.[b]	2,050,000	589,500
Golden Eagle Retail Group Ltd.[b]	410,000	1,028,467
GOME Electrical Appliances Holdings Ltd.[b]	4,920,400	2,109,740
Great Wall Motor Co. Ltd. Class Hb	205,000	294,750
Greentown China Holdings Ltd.	410,000	307,909
Guangdong Investment Ltd.	2,460,000	1,487,435
Guangzhou Automobile Group Co. Ltd. Class Hb	1,966,454	2,128,107
Guangzhou R&F Properties Co. Ltd. Class Hb	656,000	790,772
Hengan International Group Co. Ltd.[b]	615,000	5,250,236
Hidili Industry International Development Ltd.[b]	410,000	216,326
Huabao International Holdings Ltd.[b]	820,000	631,607
Huaneng Power International Inc. Class H	2,460,000	1,206,370

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2011

Security	Shares	Value
Industrial and Commercial Bank of China Ltd. Class H	30,754,050	$20,214,096
Jiangsu Expressway Co. Ltd. Class H	1,640,000	1,370,588
Jiangxi Copper Co. Ltd. Class H	1,230,000	3,521,211
Kingboard Chemical Holdings Co. Ltd.[b]	205,000	794,773
Kunlun Energy Co. Ltd.	2,460,000	3,789,644
Lee & Man Paper Manufacturing Ltd.[b]	410,000	187,377
Lenovo Group Ltd.[b]	2,460,000	1,648,495
Li Ning Co. Ltd.[b]	615,000	844,775
Longfor Properties Co. Ltd.	1,435,000	2,077,988
Maanshan Iron & Steel Co. Ltd. Class Hb	1,640,000	576,868
Metallurgical Corp. of China Ltd. Class H	2,460,000	697,926
Nine Dragons Paper (Holdings) Ltd.[b]	820,000	589,500
Parkson Retail Group Ltd.[b]	615,000	825,827
PetroChina Co. Ltd. Class H	11,480,000	14,796,454
PICC Property and Casualty Co. Ltd. Class H	1,640,000	2,880,129
Ping An Insurance (Group) Co. of China Ltd. Class H	1,013,000	8,108,265
Poly (Hong Kong) Investments Ltd.[b]	1,238,984	730,063
Renhe Commercial Holdings Co. Ltd.[b]	2,460,000	483,180
Semiconductor Manufacturing International Corp.[a,b]	5,330,000	287,381
Shanghai Electric Group Co. Ltd. Class H	2,460,000	1,127,419
Shanghai Industrial Holdings Ltd.[b]	410,000	1,342,166
Shimao Property Holdings Ltd.	1,230,000	1,293,216
Shougang Fushan Resources Group	1,640,000	774,772
Shui On Land Ltd.	2,665,000	1,019,520
Sino-Ocean Land Holdings Ltd.[b]	2,665,000	1,265,846
Sinofert Holdings Ltd.[b]	1,640,000	509,497
Sinopharm Group Co. Ltd. Class H	328,000	789,930
Soho China Ltd.	2,460,000	2,172,729
Tencent Holdings Ltd.[b]	492,000	11,684,736
Tingyi (Cayman Islands) Holding Corp.[b]	1,640,000	4,621,260
Want Want China Holdings Ltd.[b]	2,870,000	2,376,423
Weichai Power Co. Ltd. Class Hb	410,000	2,042,197
Yanzhou Coal Mining Co. Ltd. Class H	820,000	2,384,318

Security	Shares	Value
Zhaojin Mining Industry Co. Ltd. Class H	410,000	$957,938
Zhejiang Expressway Co. Ltd. Class H	1,640,000	1,023,204
Zijin Mining Group Co. Ltd. Class H	3,195,000	1,484,778
ZTE Corp. Class H	304,440	844,185

		326,841,053

INDIA – 13.54%
Dr. Reddy’s Laboratories Ltd. SP ADR[b]	329,640	10,828,674
HDFC Bank Ltd. SP ADR	653,950	21,815,772
ICICI Bank Ltd. SP ADR	427,220	16,815,379
Infosys Ltd. SP ADR	385,400	19,894,348
Mahanagar Telephone Nigam Ltd. SP ADR[a]	285,241	476,353
Reliance Industries Ltd. SP GDR[c]	582,200	20,161,586
Sterlite Industries (India) Ltd. SP ADR[b]	675,270	7,826,379
Tata Communications Ltd. SP ADR[a,b]	175,143	1,537,756
Tata Motors Ltd. SP ADR	542,430	9,020,611
Wipro Ltd. SP ADR	895,030	8,932,399

		117,309,257

RUSSIA – 14.70%
Federal Grid Co. of Unified Energy System OJSC	121,578,500	1,230,439
Gazprom OAO	5,780,108	35,675,610
LUKOIL OAO	237,710	14,329,047
Magnit OJSC SP GDR[d]	137,760	3,278,688
Mechel OAO SP ADR	72,160	1,360,938
MMC Norilsk Nickel OJSC	35,315	8,827,450
MMC Norilsk Nickel OJSC SP ADR	3	75
Mobile TeleSystems OJSC SP ADR	271,420	4,595,141
NovaTek OAO SP GDR[d]	54,120	7,376,556
Novolipetsk Steel OJSC SP GDR[d]	61,500	1,881,285
Polymetal OJSC[a]	31,135	676,931
Rosneft Oil Co. OJSC	696,332	5,502,645
Rostelecom OJSC	656,000	4,274,467
RusHydro OJSC	24,072,200	1,040,322
Sberbank of Russia	5,314,450	15,643,710
Severstal OAO	147,680	2,293,084
Sistema JSFC SP GDR[d]	77,490	1,438,989
Surgutneftegas OJSC	4,393,720	3,730,944
Tatneft OAO	522,281	2,851,052

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2011

Security	Shares	Value
Tatneft OAO SP ADR[b]	31,168	$1,060,647
TMK OAO SP GDR[d]	39,770	503,091
Uralkali OJSC	634,370	6,239,647
VTB Bank OJSC	1,362,106,001	3,540,727

		127,351,485

TOTAL COMMON STOCKS
(Cost: $704,663,302)		699,135,875

PREFERRED STOCKS – 18.97%

BRAZIL – 18.73%
AES Tiete SA	82,000	1,162,355
Banco Bradesco SA	1,087,562	19,278,886
Banco do Estado do Rio Grande do Sul SA	41,000	453,892
Bradespar SA	164,000	3,650,756
Brasil Telecom SA	153,798	1,157,359
Braskem SA Class A	123,000	1,463,917
Centrais Eletricas Brasileiras SA Class B	147,582	1,964,662
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	41,256	1,675,700
Companhia de Bebidas das Americas	422,373	14,721,880
Companhia de Transmissao de Energia Electrica Paulista	41,171	1,210,241
Companhia de Transmissao de Energia Electrica Paulista New[a,e]	4,061	119,375
Companhia Energetica de Minas Gerais	205,093	3,809,977
Companhia Energetica de Sao Paulo Class B	82,000	1,538,275
Companhia Paranaense de Energia Class B	82,000	1,807,305
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	42,300	749,307
Gerdau SA	451,000	3,862,468
GOL Linhas Aereas Inteligentes SA	41,000	310,856
Itau Unibanco Holding SA	1,230,067	22,347,250
Itausa – Investimentos Itau SA	1,410,379	8,508,458
Klabin SA	328,000	1,098,841
Lojas Americanas SA	251,588	2,474,688
Metalurgica Gerdau SA	164,000	1,773,224
Petroleo Brasileiro SA	2,214,014	28,999,680

Security	Shares	Value
Suzano Papel e Celulose SA	82,000	$467,317
TAM SA	41,000	852,015
Tele Norte Leste Participacoes SA	164,000	2,125,390
Telecomunicacoes Sao Paulo SA	131,064	4,139,906
Telemar Norte Leste SA Class A	41,000	1,177,072
Usinas Siderurgicas de Minas Gerais SA Class A	246,000	1,858,942
Vale Fertilizantes SA	82,020	1,230,816
Vale SA Class A	1,025,000	26,238,193

		162,229,003

RUSSIA – 0.24%
Sberbank of Russia	492,430	1,211,778
Surgutneftegas OJSC	1,832,800	889,077

		2,100,855

TOTAL PREFERRED STOCKS
(Cost: $147,270,996)		164,329,858

SHORT-TERM INVESTMENTS – 6.25%

MONEY MARKET FUNDS – 6.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[f,g,h]	48,830,607	48,830,607
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[f,g,h]	3,784,980	3,784,980
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	1,517,742	1,517,742

		54,133,329

TOTAL SHORT-TERM INVESTMENTS
(Cost: $54,133,329)		54,133,329

TOTAL INVESTMENTS IN SECURITIES – 105.93%
(Cost: $906,067,627)		917,599,062

Other Assets, Less Liabilities – (5.93)%		(51,405,118)

NET ASSETS – 100.00%		$866,193,944

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2011

[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Statement of Assets and Liabilities

iSHARES® MSCI BRIC INDEX FUND

August 31, 2011

ASSETS
Investments, at cost:
Unaffiliated	$851,934,298
Affiliated (Note 2)	54,133,329

Total cost of investments	$906,067,627

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$863,465,733
Affiliated (Note 2)	54,133,329

Total fair value of investments	917,599,062
Foreign currencies, at value[b]	3,223,203
Cash	169,441
Receivables:
Investment securities sold	1,943,219
Dividends and interest	1,734,568

Total Assets	924,669,493

LIABILITIES
Payables:
Investment securities purchased	4,502,134
Collateral for securities on loan (Note 5)	52,615,587
Securities related to in-kind transactions (Note 4)	850,864
Investment advisory fees (Note 2)	506,964

Total Liabilities	58,475,549

NET ASSETS	$866,193,944

Net assets consist of:
Paid-in capital	$907,123,596
Distributions in excess of net investment income	(1,686,142)
Accumulated net realized loss	(50,880,925)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	11,637,415

NET ASSETS	$866,193,944

Shares outstanding[c]	20,500,000

Net asset value per share	$42.25

[a]	Securities on loan with a value of $49,274,353. See Note 5.
[b]	Cost of foreign currencies: $3,194,001.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to consolidated financial statements.

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® MSCI BRIC INDEX FUND

Year ended August 31, 2011

NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$27,319,948
Interest – affiliated (Note 2)	698
Securities lending income – affiliated (Note 2)	513,891

Total investment income	27,834,537

EXPENSES
Investment advisory fees (Note 2)	7,422,667

Total expenses	7,422,667
Less investment advisory fees waived (Note 2)	(31,041)

Net expenses	7,391,626

Net investment income	20,442,911

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(20,685,606)
In-kind redemptions – unaffiliated	38,901,759
Foreign currency transactions	(26,471)

Net realized gain	18,189,682

Net change in unrealized appreciation/depreciation on:
Investments	(29,691,729)
Translation of assets and liabilities in foreign currencies	68,824

Net change in unrealized appreciation/depreciation	(29,622,905)

Net realized and unrealized loss	(11,433,223)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,009,688

[a]	Net of foreign withholding tax of $2,384,604.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

iSHARES® MSCI BRIC INDEX FUND

	Year ended August 31, 2011 (Consolidated)	Year ended August 31, 2010
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$20,442,911	$12,434,508
Net realized gain (loss)	18,189,682	(12,482,457)
Net change in unrealized appreciation/depreciation	(29,622,905)	63,820,880

Net increase in net assets resulting from operations	9,009,688	63,772,931

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,858,814)	(12,829,123)

Total distributions to shareholders	(22,858,814)	(12,829,123)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	111,929,766	398,031,773
Cost of shares redeemed	(178,701,150)	–

Net increase (decrease) in net assets from capital share transactions	(66,771,384)	398,031,773

INCREASE (DECREASE) IN NET ASSETS	(80,620,510)	448,975,581

NET ASSETS
Beginning of year	946,814,454	497,838,873

End of year	$866,193,944	$946,814,454

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,686,142)	$617,952

SHARES ISSUED AND REDEEMED
Shares sold	2,300,000	8,800,000
Shares redeemed	(3,850,000)	–

Net increase (decrease) in shares outstanding	(1,550,000)	8,800,000

See notes to consolidated financial statements.

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® MSCI BRIC INDEX FUND

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2011 (Consolidated)	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Nov. 12, 2007[a] to Aug. 31, 2008
Net asset value, beginning of period	$42.94	$37.57	$44.13	$56.50

Income from investment operations:
Net investment income[b]	0.89	0.66	0.58	0.72
Net realized and unrealized gain (loss)[c]	(0.58)	5.35	(6.60)	(12.93)

Total from investment operations	0.31	6.01	(6.02)	(12.21)

Less distributions from:
Net investment income	(1.00)	(0.64)	(0.54)	(0.16)

Total distributions	(1.00)	(0.64)	(0.54)	(0.16)

Net asset value, end of period	$42.25	$42.94	$37.57	$44.13

Total return	0.49%	15.95%	(13.08)%	(21.65)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$866,194	$946,814	$497,839	$161,092
Ratio of expenses to average net assets prior to waived fees[e,f]	0.67%	0.69%	0.72%	0.72%
Ratio of expenses to average net assets after waived fees	0.67%	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	1.86%	1.52%	1.87%	1.74%
Portfolio turnover rate[g]	13%	9%	7%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Ratios for prior periods have been recalculated, as necessary, to conform with the current period presentation of foreign taxes.
[g]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the years ended August 31, 2011, August 31, 2010, August 31, 2009 and the period ended August 31, 2008 would have been 10%, 8%, 6% and 2%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	17

Notes to Consolidated Financial Statements

iSHARES® MSCI BRIC INDEX FUND

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares MSCI Index Fund	Diversification Classification
BRIC	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements include the accounts of the Subsidiary.

The Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI BRIC INDEX FUND

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	19

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI BRIC INDEX FUND

market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2011. The breakdown of the Fund’s investments into major categories is disclosed in its Consolidated Schedule of Investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total

Common Stocks	$699,135,875	$–	$–	$699,135,875
Preferred Stocks	164,210,483	–	119,375	164,329,858
Short-Term Investments	54,133,329	–	–	54,133,329

	$917,479,687	$–	$119,375	$917,599,062

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI BRIC INDEX FUND

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The Subsidiary is subject to tax in Mauritius on its net income. See the “Income Taxes” section for further information.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of August 31, 2011, the tax year-end of the Fund, the components of accumulated net earnings (losses) on a tax basis consisted of undistributed ordinary income of $26,008, unrealized appreciation of $598,738, and capital and other losses of $41,554,398, for accumulated net losses of $40,929,652. The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$22,858,814	$12,829,123

Total Distributions	$22,858,814	$12,829,123

INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Fund has elected to defer net realized capital losses incurred from November 1, 2010 to August 31, 2011 of $20,985,014 and treat them as arising in the year ending August 31, 2012.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI BRIC INDEX FUND

The Fund had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end of the Fund, as follows:

Expiring 2017	Expiring 2018	Expiring 2019	Total
$1,540,740	$11,268,086	$7,760,558	$20,569,384

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the tax years preceding enactment.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2011, the cost of investments for federal income tax purposes was $917,106,304. Net unrealized appreciation was $492,758, of which $116,027,263 represented gross unrealized appreciation on securities and $115,534,505 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2011, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by the Fund at the end of its tax year and are primarily attributable to passive foreign investment companies and realized gains (losses) from foreign currency transactions and in-kind redemptions. As of August 31, 2011, the Fund made the following reclassifications, which have no effect on net assets or net asset values per share:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
$37,549,724	$111,809	$(37,661,533)

The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the Consolidated Statement of Operations. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI BRIC INDEX FUND

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statements and disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund (including the assets invested in the Subsidiary) and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion[a]
0.56	Over $42 billion, up to and including $56 billion[a]
0.50	Over $56 billion, up to and including $70 billion[a]
0.45	Over $70 billion, up to and including $84 billion[a]
0.40	Over $84 billion[a]

[a]	Breakpoint level was modified or added, effective January 1, 2011.

BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $31,041.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Fund, subject to applicable conditions. BTC is an affiliate of BFA, the Fund’s investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities and any fees paid by borrowers. For the year ended August 31, 2011, BTC earned securities lending agent fees from the Fund of $275,172.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI BRIC INDEX FUND

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Consolidated Statement of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2011, aggregated $137,538,282 and $161,270,904, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2011, aggregated $73,505,568 and $117,027,863, respectively.

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Consolidated Statement of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI BRIC INDEX FUND

As of August 31, 2011, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2011 and the value of the related collateral are disclosed in the Consolidated Statement of Assets and Liabilities. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statement of operations and statements of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of the iShares MSCI BRIC Index Fund and its subsidiary, (collectively the “Fund”), at August 31, 2011, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® MSCI BRIC INDEX FUND

For the fiscal year ended August 31, 2011, the Fund earned foreign source income of $29,704,552 and paid foreign taxes of $2,380,047 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designate the maximum amount of $11,499,700 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011.

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	27

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® MSCI BRIC INDEX FUND

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. As required by Section 15(c), the Board requested and BFA provided such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. An ad-hoc sub-committee of the Independent Directors (the “Ad-Hoc Sub-Committee”), with independent counsel, met with management on April 19, 2011, and April 26, 2011, to discuss the types of information the Board required and the manner in which management would organize and present such information. At a meeting held on May 16, 2011, management presented information to the Board relating to the continuance of the Advisory Contract and the Board reviewed and discussed such information at length. The Board also requested from management certain additional information. At a meeting held on June 22-23, 2011, the Board reviewed additional information provided by management in response to the Board’s requests. The Board approved the selection of BFA and the continuance of the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA, including its review of supplemental information management provided at the request of the Board. The Board noted its satisfaction with the extent and quality of information, and detailed responses, provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA over prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, supporting the Fund and its shareholders. The Board acknowledged that additional resources to support the Fund and its shareholders were added in 2010, for example, in such areas as investor education, product management, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its respective inception date. Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI BRIC INDEX FUND

The Board also noted that the investment advisory fee and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2010, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group includes funds that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such comparative performance information was also considered by the Board.

Based on this review, the Board concluded that the investment advisory fee and expense level and the historical performance of the Fund, as compared to the investment advisory fees and expense levels and performance of the funds in the relevant Lipper Group, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates – The Board reviewed information about the profitability to BFA of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares Funds and how such profitability methodology differed from the methodology used to calculate profitability prior to the acquisition of BFA by BlackRock, noting that such matters were focused on by the Ad-Hoc Sub-Committee during its meetings and addressed by management. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale – In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase, and that the Board had approved additional breakpoints in a previous year. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. Based on this review, as well as the discussions described above in connection with the Lipper Group and performance benchmark comparisons, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI BRIC INDEX FUND

further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchanged traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rates under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as any payment of revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities, and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® MSCI BRIC INDEX FUND

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is each full calendar quarter completed after the inception date of the Fund through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2008 through June 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.34%
Greater than 5.0% and Less than 5.5%	1	0.11
Greater than 4.5% and Less than 5.0%	3	0.34
Greater than 4.0% and Less than 4.5%	2	0.23
Greater than 3.5% and Less than 4.0%	2	0.23
Greater than 3.0% and Less than 3.5%	5	0.57
Greater than 2.5% and Less than 3.0%	8	0.91
Greater than 2.0% and Less than 2.5%	22	2.50
Greater than 1.5% and Less than 2.0%	50	5.68
Greater than 1.0% and Less than 1.5%	155	17.59
Greater than 0.5% and Less than 1.0%	188	21.33
Between 0.5% and -0.5%	305	34.61
Less than -0.5% and Greater than -1.0%	80	9.08
Less than -1.0% and Greater than -1.5%	28	3.18
Less than -1.5% and Greater than -2.0%	10	1.14
Less than -2.0% and Greater than -2.5%	8	0.91
Less than -2.5% and Greater than -3.0%	1	0.11
Less than -3.0%	10	1.14

	881	100.00%

SUPPLEMENTAL INFORMATION	31

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Officer serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors

Name, Age	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

DIRECTOR AND OFFICER INFORMATION	33

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name, Age	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

DIRECTOR AND OFFICER INFORMATION	35

Notes:

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	37

Notes:

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-87-0811

August 31, 2011

2011 Annual Report

iShares, Inc.

iShares MSCI Emerging Markets Small Cap Index Fund  |  EEMS  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

Performance as of August 31, 2011

Cumulative Total Returns

Inception to 8/31/11

NAV	MARKET	INDEX
(1.86)%	(0.58)%	(1.74)%

“Cumulative Total Returns” represent the total change in value of an investment over the period indicated and are calculated from an inception date of 8/16/11.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (8/18/11), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

For the fiscal period ended 8/31/2011, the Fund did not have six months of performance and therefore line graphs are not presented.

PORTFOLIO ALLOCATION
As of 8/31/11
Sector*	Percentage of Net Assets
Industrial	21.20%

Financial	19.32

Consumer Cyclical	16.17

Consumer Non-Cyclical	14.17

Basic Materials	9.31

Technology	6.82

Communications	5.55

Utilities	2.68

Diversified	2.56

Energy	2.25

Short-Term and Other Net Assets	(0.03)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 8/31/11
Security	Percentage of Net Assets
Mr Price Group Ltd. (South Africa)	0.42%

Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	0.40

Orion Corp. (South Korea)	0.38

Kolon Industries Inc. (South Korea)	0.37

LG International Corp. (South Korea)	0.35

RBC OJSC (Russia)	0.35

Cheil Worldwide Inc. (South Korea)	0.33

Tongaat Hulett Ltd. (South Africa)	0.33

Kardemir Karabuk Demir Celik Sanayi ve TAS Class D (Turkey)	0.32

Murray & Roberts Holdings Ltd. (South Africa)	0.32

TOTAL	3.57%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

The iShares MSCI Emerging Markets Small Cap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Small Cap IndexSM (the “Index”). The Index measures the performance of equity securities of small capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from August 16, 2011 (inception date of the Fund) through August 31, 2011, the total return for the Fund was (1.86)%, net of fees, while the total return for the Index was (1.74)%.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

As represented by the Index, small-cap stocks in emerging markets declined modestly for the reporting period. The two-week period covered by this report was a tumultuous time in the global equity markets. A sovereign debt crisis in Europe, which began in mid-2010 and grew increasingly problematic in 2011, and government infighting about the federal debt ceiling in the U.S. cast doubts on the sustainability of a developing global economic recovery. In addition, fallout from heightened political turmoil in the Middle East and supply disruptions resulting from a severe earthquake and tsunami in Japan created more headwinds for economic growth. As a result, stock markets around the world, including both developed and emerging markets, declined during the last two weeks of August.

On a regional basis, small-cap stocks in Latin America generated the best results for the reporting period, led by Brazil and Peru, both of which gained more than 5%. Small-cap stocks in Eastern Europe and the Middle East also advanced for the reporting period, with Morocco and the Czech Republic delivering the highest returns in the regions. On the downside, Asian small-cap stocks, which made up nearly three-quarters of the Index as of the end of the reporting period, posted negative returns as a group. The biggest decliners included Taiwan, the largest individual country weighting in the Index, and Malaysia, both of which fell by more than 5% during the reporting period.

From a sector perspective, eight of the ten sectors in the Index declined for the reporting period, with information technology stocks suffering the largest losses. Other economically sensitive sectors, such as materials and consumer discretionary, were also among the weaker performing segments of the Index. The only two sectors of the Index to advance for the reporting period were telecommunication services and utilities, both of which are considered defensive sectors that typically hold up well when economic growth wanes.

6	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 16, 2011 (commencement of operations) to August 31, 2011.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (8/16/11)[a]	Ending Account Value (8/31/11)	Annualized Expense Ratio	Expenses Paid During Period[b] (8/16/11 to 8/31/11)
Actual	$1,000.00	$ 981.40	0.69%	$0.28
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.69	3.52

[a]	Commencement of operations.
[b]

Actual expenses for the Fund, which commenced operations on August 16, 2011, are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (15 days) and divided by the number of days in the year (365 days). Hypothetical expenses, which are based on a hypothetical half year, are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	7

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
COMMON STOCKS – 98.45%

BRAZIL – 4.89%
Aliansce Shopping Centers SA	9,800	$77,441
Arezzo Industria e Comercio SA	7,000	96,965
Autometal SA	9,800	80,155
BR Properties SA	18,900	209,564
Brasil Brokers Participacoes SA	25,200	122,176
Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SAa	243,600	93,563
Brasil Insurance Participacoes e Administracao SA	7,700	92,117
Companhia de Saneamento de Minas Gerais SA	4,900	96,568
Drogasil SA	12,600	99,169
Equatorial Energia SA	10,500	78,343
Estacio Participacoes SA	10,500	120,259
Eternit SA	17,500	92,998
Even Construtora e Incorporadora SA	29,400	128,285
EZ TEC Empreendimentos e Participacoes SA	8,400	84,889
Fleury SA	6,300	91,235
Grendene SA	16,800	78,171
Helbor Empreendimentos SA	8,400	111,016
Iguatemi Empresa de Shopping Centers SA	3,500	74,377
Iochpe-Maxion SA	8,400	97,847
Julio Simoes Logistica SA	12,600	76,162
Kroton Educacional SAa	7,000	78,013
LLX Logistica SAa	42,700	109,694
LPS Brasil – Consultoria de Imoveis SA	3,500	77,021
Mills Estruturas e Servicos de Engenharia SA	8,400	105,833
Raia SAa	4,900	86,387
Redentor Energia SA	25,200	112,973
Restoque Comercio e Confeccoes de Roupas SAa	6,300	90,204
Santos Brasil Participacoes SA	4,900	87,004
Sao Martinho SA	7,000	100,359
SLC Agricola SA	9,800	97,556
Tecnisa SA	16,800	120,060
Tegma Gestao Logistica SA	6,300	88,062
TPI – Triunfo Participacoes e Investimentos SA	12,600	75,368

Security	Shares	Value
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	14,000	$163,078

		3,392,912

CHILE – 1.48%
Administradora Fondos Pensiones Provida SA	23,989	109,537
Besalco SA	76,055	118,055
Compania SudAmericana de Vapores SA	369,040	177,817
Inversiones Aguas Metropolitanas SA	70,791	112,020
Norte Grande SA	6,514,186	98,306
Parque Arauco SA	79,891	161,728
SalfaCorp SA	31,255	99,388
Sonda SA	55,839	150,357

		1,027,208

CHINA – 15.99%
361 Degrees International Ltd.	182,000	105,840
Ajisen (China) Holdings Ltd.	56,000	84,399
AMVIG Holdings Ltd.	154,000	103,792
Anhui Expressway Co. Ltd. Class H	126,000	77,318
Anxin-China Holdings Ltd.[a]	336,000	73,328
Asia Cement China Holdings Corp.	91,000	65,070
Asian Citrus Holdings Ltd.	140,000	101,545
Beijing Capital Land Ltd. Class H	294,000	80,391
Beijing Enterprises Water Group Ltd.[a]	406,000	104,241
Besunyen Holdings Co.	231,000	74,730
Biostime International Holdings Ltd.	35,000	71,890
Boshiwa International Holding Ltd.	168,000	43,134
C C Land Holdings Ltd.	371,000	106,209
China Automation Group Ltd.	252,000	77,965
China Everbright International Ltd.	476,000	164,377
China High Precision Automation Group Ltd.	189,000	100,691
China Huiyuan Juice Group Ltd.	220,500	95,960
China Lilang Ltd.	70,000	95,075
China Metal Recycling Holdings Ltd.	67,200	80,316
China Modern Dairy Holdings Ltd.[a]	287,000	79,214
China Oil and Gas Group Ltd.[a]	1,260,000	92,199
China Pharmaceutical Group Ltd.	252,000	87,994
China Power International Development Ltd.	350,000	76,833

8	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
China Power New Energy Development Co. Ltd.[a]	2,100,000	$109,183
China Precious Metal Resources Holdings Co. Ltd.[a]	420,000	86,268
China Public Healthcare Holding Ltd.[a]	1,505,000	12,172
China Rare Earth Holdings Ltd.[a]	364,000	95,326
China Singyes Solar Technologies Holdings Ltd.	140,000	100,467
China South City Holdings Ltd.	686,000	112,724
China Suntien Green Energy Corp. Ltd. Class H	455,000	115,653
China Travel International Investment Hong Kong Ltd.	546,000	102,336
China Vanadium Titano-Magnetite Mining Co. Ltd.	308,000	91,337
China Water Affairs Group Ltd.	350,000	118,170
China Wireless Technologies Ltd.	504,000	95,758
Chinasoft International Ltd.[a]	210,000	63,623
Chongqing Machinery & Electric Co. Ltd. Class H	322,000	69,033
CITIC Dameng Holdings Ltd.[a]	469,000	82,485
CITIC Resources Holdings Ltd.[a]	840,000	133,716
Comba Telecom Systems Holdings Ltd.	161,000	137,445
Cosco International Holdings Ltd.	224,000	103,522
CP Pokphand Co. Ltd.	714,000	76,994
Daphne International Holdings Ltd.	140,000	155,463
Dazhong Transportation Group Co. Ltd.	151,200	79,078
Digital China Holdings Ltd.	126,000	214,485
Extrawell Pharmaceutical Holdings Ltd.[a]	890,000	74,265
Fantasia Holdings Group Co. Ltd.	997,500	105,005
First Tractor Co. Ltd. Class H	84,000	75,593
Fufeng Group Ltd.	182,000	90,186
Global Bio-Chem Technology Group Co. Ltd.	308,000	94,500
GZI Real Estate Investment Trust	315,000	169,032
Haitian International Holdings Ltd.	84,000	78,073
Hangzhou Steam Turbine Co. Ltd. Class B	76,300	93,739
Harbin Power Equipment Co. Ltd. Class H	112,000	142,343
Heng Tai Consumables Group Ltd.	1,435,000	88,425
Heng Xin China Holdings Ltd.[a]	672,000	88,856
Hi Sun Technology (China) Ltd.[a]	399,000	116,273
Hopewell Highway Infrastructure Ltd.	119,000	78,522
Hopson Development Holdings Ltd.	154,000	123,759

Security	Shares	Value
Hunan Non-Ferrous Metals Corp. Ltd. Class Ha	294,000	$84,543
Inspur International Ltd.	2,115,000	71,951
Interchina Holdings Co. Ltd.[a]	560,000	89,863
International Mining Machinery Holdings Ltd.	122,500	124,550
Jiangsu Future Land Co. Ltd. Class B	174,300	94,993
Kaisa Group Holdings Ltd.[a]	294,000	98,130
Kingdee International Software Group Co. Ltd.	280,000	113,587
Kingsoft Corp. Ltd.	168,000	87,347
Lao Feng Xiang Co. Ltd.[a]	24,500	69,139
Little Sheep Group Ltd.	91,000	72,897
Lumena Resources Corp.	322,000	89,288
Luthai Textile Co. Ltd. Class B	76,300	69,251
MIE Holdings Corp.	252,000	76,347
Mingfa Group International Co. Ltd.	224,000	78,217
Minth Group Ltd.	98,000	108,698
MOBI Development Co. Ltd.	63,000	10,514
New World Department Store China Ltd.	119,000	81,272
North Mining Shares Co. Ltd.[a]	2,030,000	91,211
NVC Lighting Holdings Ltd.	182,000	82,242
PCD Stores Ltd.	574,000	113,479
Peak Sport Products Co. Ltd.	161,000	62,625
PetroAsian Energy Holdings Ltd.[a]	420,000	9,975
Ports Design Ltd.	70,000	115,024
REXLot Holdings Ltd.	1,400,000	106,038
Shanghai Friendship Group Inc. Class Ba	36,400	61,734
Shenzhen Expressway Co. Ltd. Class H	154,000	69,392
Shenzhen International Holdings Ltd.	1,855,000	133,356
Shenzhen Investment Ltd.	574,000	150,322
Shenzhou International Group Holdings Ltd.	63,000	85,729
Shougang Concord International Enterprises Co. Ltd.	826,000	60,442
Silver Grant International Industries Ltd.	434,000	106,973
Sino Biopharmaceutical Ltd.	448,000	128,252
Sino Oil And Gas Holdings Ltd.[a]	1,855,000	85,729
Sino Prosper State Gold Resources Holdings Ltd.[a]	3,560,000	85,462
Sino Union Energy Investment Group Ltd.[a]	1,330,000	117,810
Sinotrans Ltd. Class H	693,000	135,226
Sinotrans Shipping Ltd.	581,000	151,410

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Sparkle Roll Group Ltd.	504,000	$63,407
Sunac China Holdings Ltd.[a]	315,000	80,876
TCC International Holdings Ltd.	140,000	72,789
TCL Communication Technology Holdings Ltd.	112,000	67,721
Tianjin Development Holdings Ltd.[a]	252,000	128,755
Tianjin Port Development Holdings Ltd.	714,000	120,075
Tianneng Power International Ltd.	154,000	90,348
Towngas China Co. Ltd.	140,000	76,024
TPV Technology Ltd.	294,000	131,721
Travelsky Technology Ltd. Class H	175,000	94,356
Uni-President China Holdings Ltd.	154,000	87,185
United Energy Group Ltd.[a]	644,000	61,179
United Gene High-Tech Group Ltd.[a]	2,370,000	43,812
Vinda International Holdings Ltd.	77,000	90,348
VODone Ltd.	616,000	83,824
West China Cement Ltd.	378,000	98,508
World Wide Touch Technology Holdings Ltd.[a]	364,000	12,149
Xingda International Holdings Ltd.	168,000	100,287
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	189,000	76,186
XTEP International Holdings Ltd.	154,000	86,789
Yingde Gases Group Co. Ltd.	136,500	135,805
Yip’s Chemical Holdings Ltd.	84,000	84,112
Yuexiu Transport Infrastructure Ltd.	238,000	102,354
Zhejiang Southeast Electric Power Co. Ltd. Class B	257,600	128,285

		11,106,233

CZECH REPUBLIC – 0.62%
Central European Media Enterprises Ltd. Class Aa	12,817	166,848
Pegas Nonwovens SA	4,697	128,961
Philip Morris CR AS	217	137,071

		432,880

INDIA – 9.21%
Amtek Auto Ltd.	38,178	110,845
Andhra Bank	30,170	85,302
Apollo Hospitals Enterprise Ltd.	13,643	158,280
Areva T&D India Ltd.	25,662	120,369
Ashok Leyland Ltd.	259,420	139,991
Aurobindo Pharma Ltd.	32,704	89,270

Security	Shares	Value
Bajaj Finserv Ltd.	7,798	$90,934
Bajaj Holdings and Investment Ltd.	7,196	117,191
Bharat Forge Ltd.	25,382	153,201
Biocon Ltd.	16,443	118,172
Bombay Rayon Fashions Ltd.	23,394	141,634
CESC Ltd.	17,549	115,107
Cox & Kings Ltd.	22,708	98,993
Dish TV India Ltd.[a]	73,150	125,411
Educomp Solutions Ltd.	15,596	69,141
EID Parry India Ltd.	20,678	111,360
Emami Ltd.	9,135	91,439
Federal Bank Ltd.	19,285	155,411
Financial Technologies India Ltd.	8,218	131,158
Fortis Healthcare India Ltd.[a]	26,852	88,982
Geodesic Ltd.	38,890	45,097
Great Eastern Shipping Co. Ltd. (The)	25,375	131,393
Great Offshore Ltd.	16,181	52,145
Gujarat Gas Co. Ltd.	9,065	89,705
Gujarat Mineral Development Corp. Ltd.	28,553	111,670
Gujarat State Petronet Ltd.	42,889	93,275
GVK Power & Infrastructure Ltd.[a]	365,540	133,357
Hexaware Technologies Ltd.	61,852	102,348
IFCI Ltd.	190,799	156,202
India Infoline Ltd.	86,030	138,246
Indiabulls Financial Services Ltd.	37,919	126,767
Indian Hotels Co. Ltd.	86,317	135,146
Indraprastha Gas Ltd.	7,581	70,674
IRB Infrastructure Developers Ltd.	33,537	106,874
Jain Irrigation Systems Ltd.	43,904	164,175
Jammu & Kashmir Bank Ltd.	6,076	103,800
Jindal Saw Ltd.	51,625	133,238
Jubilant Foodworks Ltd.[a]	3,724	76,647
Karuturi Global Ltd.	211,094	41,715
MAX India Ltd.[a]	35,042	147,892
Monnet Ispat & Energy Ltd.	9,716	103,447
Moser Baer India Ltd.	90,785	45,639
Opto Circuits India Ltd.	18,914	109,808
PTC India Ltd.	89,614	137,291
Redington India Ltd.	69,258	144,156
REI Agro Ltd.	191,352	105,960
Shree Cement Ltd.	3,507	126,313
Shree Renuka Sugars Ltd.	88,585	111,188
Sintex Industries Ltd.	44,646	140,143

10	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
South Indian Bank Ltd.	240,436	$107,818
Sterling International Enterprises Ltd.[a]	25,053	123,551
Syndicate Bank	37,695	82,880
Tata Global Beverages Ltd.	64,778	131,596
Thermax Ltd.	12,208	129,675
Torrent Pharmaceuticals Ltd.	6,468	84,246
Voltas Ltd.	48,727	122,743
Welspun Corp. Ltd.	42,861	114,343

		6,393,354

INDONESIA – 4.13%
PT Agung Podomoro Land Tbk[a]	1,970,500	75,051
PT AKR Corporindo Tbk	217,000	67,391
PT Alam Sutera Realty Tbk	1,557,500	76,661
PT Bakrie Sumatera Plantations Tbk	2,208,500	95,763
PT Bakrie Telecom Tbk[a]	2,873,500	124,598
PT Bakrieland Development Tbk[a]	6,688,500	112,089
PT Bank Bukopin Tbk	777,000	62,830
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	532,000	65,463
PT Bank Tabungan Negara Tbk	381,500	69,746
PT Barito Pacific Tbk[a]	885,500	88,208
PT Bhakti Investama Tbk[a]	3,598,000	88,548
PT Bumi Serpong Damai Tbk	924,000	112,617
PT Ciputra Development Tbk	1,806,000	105,824
PT Delta Dunia Makmur Tbk[a]	962,500	97,006
PT Energi Mega Persada Tbk[a]	4,210,500	94,246
PT Gajah Tunggal Tbk	231,000	78,507
PT Garuda Indonesia Tbk[a]	1,316,000	77,112
PT Global Mediacom Tbk	777,000	70,115
PT Holcim Indonesia Tbk	294,000	66,842
PT Indah Kiat Pulp and Paper Tbk[a]	840,000	114,192
PT Japfa Comfeed Indonesia Tbk	119,000	68,683
PT Krakatau Steel Tbk	605,500	68,831
PT Lippo Karawaci Tbk	2,425,500	210,345
PT Medco Energi Internasional Tbk	339,500	94,493
PT Media Nusantara Citra Tbk	637,000	73,905
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	290,500	81,706
PT Ramayana Lestari Sentosa Tbk	763,000	68,852
PT Sampoerna Agro Tbk	168,000	68,909
PT Sentul City Tbk[a]	3,647,000	126,083
PT Summarecon Agung Tbk	784,000	111,173

Security	Shares	Value
PT Timah Tbk	280,000	$73,011
PT Tower Bersama Infrastructure Tbk	311,500	80,312

		2,869,112

MALAYSIA – 4.41%
Affin Holdings Bhd	67,200	66,006
Boustead Holdings Bhd	67,200	123,677
Dialog Group Bhd	154,700	124,465
DRB-Hicom Bhd	147,700	99,028
Eastern & Oriental Bhd	212,100	105,943
IGB Corp. Bhd	217,000	142,581
IJM Land Bhd	108,500	88,022
Kencana Petroleum Bhd	187,600	172,947
KFC Holdings Malaysia Bhd	53,900	70,831
KLCC Property Holdings Bhd	137,200	152,240
KNM Group Bhd	264,600	118,862
KPJ Healthcare Bhd	53,200	77,580
Kulim Malaysia Bhd	57,400	71,197
Mah Sing Group Bhd	108,500	79,293
Malaysian Resources Corp. Bhd	272,300	184,394
Media Prima Bhd	185,500	169,145
Multi-Purpose Holdings Bhd	113,400	105,683
OSK Holdings Bhd	245,700	118,608
POS Malaysia Bhd	121,800	118,411
QL Resources Bhd	82,600	81,686
SapuraCrest Petroleum Bhd	53,173	71,301
Sunway Real Estate Investment Trust Bhd	447,300	161,946
TAN Chong Motor Holdings Bhd	83,300	134,319
TIME dotCom Bhd[a]	357,000	63,429
Top Glove Corp. Bhd	67,900	110,625
Wah Seong Corp. Bhd	122,500	90,345
WCT Bhd	186,200	160,420

		3,062,984

MEXICO – 2.33%
Alsea SAB de CV	71,400	67,634
Axtel SAB de CV CPO[a]	198,800	98,503
Bolsa Mexicana de Valores SAB de CV	42,700	70,974
Consorcio ARA SAB de CV	324,800	132,797
Controladora Comercial Mexicana SA de CV BC Units[a]	46,900	74,423
Corporacion Geo SAB de CV Series Ba	90,300	174,364
Desarrolladora Homex SAB de CVa	43,400	150,037
Empresas ICA SAB de CVa	111,300	168,146

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Genomma Lab Internacional SAB de CV Series Ba	47,600	$99,543
Gruma SAB de CV Series Ba	37,800	73,969
Grupo Aeroportuario del Sureste SAB CV	25,900	152,340
Grupo Herdez SAB CV	35,000	68,886
Industrias CH SAB de CV Series Ba	35,700	114,804
Promotora y Operadora Infraestructura SAB CVa	20,300	94,963
TV Azteca SAB de CV CPO	132,300	76,050

		1,617,433

PHILIPPINES ISLANDS – 1.25%
Belle Corp.[a]	707,000	78,579
Cebu Air Inc.	36,960	71,145
Filinvest Land Inc.	3,668,000	98,883
First Gen Corp.[a]	214,200	71,725
First Philippine Holdings Corp.	52,080	70,631
Manila Water Co. Inc.	156,100	71,096
Megaworld Corp.	1,995,000	88,221
Philippine National Bank[a]	53,032	67,595
Robinsons Land Corp.	370,300	108,233
Security Bank Corp.	31,500	68,084
SM Development Corp.	378,000	74,550

		868,742

POLAND – 1.51%
Budimex SA	5,103	128,190
Eurocash SA	12,747	110,438
Lubelski Wegiel Bogdanka SA	5,572	203,578
Netia SAa	50,302	88,837
PBG SAa	4,816	158,745
Polimex-Mostostal SAa	251,440	164,015
Polski Koncern Miesny Duda SAa	245,805	69,935
Warsaw Stock Exchange	7,413	121,917

		1,045,655

RUSSIA – 0.91%
OGK-2 OJSC	1,888,600	79,354
OGK-3 OJSC[a]	1,227,619	48,505
OGK-6 OJSC	2,115,400	72,901
PIK Group[a]	25,900	97,829
RBC OJSC[a]	257,600	240,973
Sollers OJSC[a]	7,371	94,398

		633,960

Security	Shares	Value
SOUTH AFRICA – 8.98%
Acucap Properties Ltd.	37,912	$202,053
Adcock Ingram Holdings Ltd.	21,952	191,330
Aeci Ltd.	19,152	200,858
Afgri Ltd.	95,718	86,162
African Oxygen Ltd.	49,147	127,103
Allied Technologies Ltd.	8,484	73,945
Astral Foods Ltd.	7,973	138,664
AVI Ltd.	26,082	121,862
Brait SA	70,147	178,005
Capital Property Fund	94,906	117,298
Cipla Medpro South Africa Ltd.	123,774	112,301
City Lodge Hotels Ltd.	16,947	154,729
Clicks Group Ltd.	31,150	185,598
Coronation Fund Managers Ltd.	24,913	70,837
DataTec Ltd.	39,410	220,060
Emira Property Fund	75,733	136,019
Famous Brands Ltd.	11,767	77,323
Fountainhead Property Trust	203,651	196,413
Grindrod Ltd.	87,451	182,430
Group Five Ltd.	22,183	84,089
Hyprop Investments Ltd.	22,897	185,662
Illovo Sugar Ltd.	36,890	123,972
JD Group Ltd.	26,740	155,693
JSE Ltd.	16,485	163,443
Lewis Group Ltd.	10,857	122,148
Metorex Ltd.[a]	96,754	115,158
Mondi Ltd.	18,235	162,555
Mr Price Group Ltd.	27,685	291,733
Murray & Roberts Holdings Ltd.	56,441	224,272
Nampak Ltd.	69,944	207,371
Omnia Holdings Ltd.[a]	13,076	146,664
Palabora Mining Co. Ltd.	3,444	70,802
Pick’n Pay Holdings Ltd.	35,490	80,526
Resilient Property Income Fund Ltd.	29,001	135,334
Royal Bafokeng Platinum Ltd.[a]	8,953	75,462
SA Corporate Real Estate Fund Nominees Pty Ltd.	329,224	159,937
Sun International Ltd.	15,267	191,962
Super Group Ltd.[a]	1,042,580	128,111
Sycom Property Fund	25,844	84,562
Tongaat Hulett Ltd.	17,423	226,539
Vukile Property Fund Ltd.	76,783	155,788

12	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Wilson Bayly Holmes-Ovcon Ltd.	11,536	$167,928

		6,232,701

SOUTH KOREA – 17.77%
AmorePacific Group	567	122,238
Asiana Airlines Inc.[a]	14,000	132,540
Binggrae Co. Ltd.	1,932	97,791
Capro Corp.	3,640	114,640
Chabio & Diostech Co. Ltd.[a]	8,022	100,759
Cheil Worldwide Inc.	15,540	228,690
CJ CGV Co. Ltd.	4,200	110,822
CJ Corp.	2,499	208,475
CJ E&M Corp.[a]	3,640	168,890
CJ O Shopping Co. Ltd.	476	124,036
CNK International Co. Ltd.[a]	8,022	75,193
CrucialTec Co. Ltd.[a]	5,607	90,923
Daea TI Co. Ltd.[a]	6,601	10,890
Daishin Securities Co. Ltd.	13,440	153,064
Danal Co. Ltd.[a]	9,379	71,913
Dasan Networks Inc.[a]	2,086	10,578
Daum Communications Corp.	1,799	214,157
Digitech Systems Co. Ltd.[a]	7,551	70,779
DMS Co. Ltd.[a]	2,478	11,289
Dong-A Pharmaceutical Co. Ltd.	1,365	126,411
Dongsuh Co. Inc.	2,842	92,704
Dongyang Mechatronics Corp.	5,950	83,936
Doosan Engine Co. Ltd.[a]	5,320	81,033
Duksan Hi-Metal Co. Ltd.[a]	3,535	90,458
Fila Korea Ltd.	1,589	129,432
Foosung Co. Ltd.[a]	11,270	75,848
GemVax & Kael Co. Ltd.[a]	3,619	152,820
Grand Korea Leisure Co. Ltd.	3,360	70,233
Green Cross Corp.	833	134,298
GS Home Shopping Inc.	637	76,785
Halla Climate Control Corp.	6,300	139,068
Hana Tour Service Inc.	2,037	98,714
Handsome Co. Ltd.	3,710	104,326
Hanmi Pharm Co. Ltd.[a]	1,330	105,094
Hansol Paper Co.	15,540	144,643
Hanwha Securities Co.	26,530	142,243
Hotel Shilla Co. Ltd.	5,180	148,090
Huchems Fine Chemical Corp.	4,550	103,850
Hwa Shin Co. Ltd.	5,250	76,768

Security	Shares	Value
Hyundai Corp.	2,800	$89,366
Hyundai Elevator Co. Ltd.	854	101,662
Hyundai Greenfood Co. Ltd.	6,510	99,769
Hyundai Home Shopping Network Corp.	959	115,060
Hyundai Marine & Fire Insurance Co. Ltd.	8,890	280,820
Ilyang Pharmaceutical Co. Ltd.	2,800	79,786
Infraware Inc.[a]	6,690	74,309
INTOPS Co. Ltd.	4,265	70,560
Jusung Engineering Co. Ltd.[a]	11,361	123,530
KEPCO Plant Service & Engineering Co. Ltd.	2,800	100,783
KIWOOM Securities Co. Ltd.	2,443	138,311
Kolon Industries Inc.	2,436	259,161
Komipharm International Co. Ltd.[a]	8,085	87,530
Korea Digital Communications Corp.[a]	20,643	21,768
Korea Express Co. Ltd.[a]	1,204	99,426
Korea Petrochemical Ind Co. Ltd.	595	71,946
Korean Reinsurance Co.	12,320	168,024
Kumho Industrial Co. Ltd.[a]	14,770	104,664
Kumho Tire Co. Inc.[a]	7,210	92,588
L&F Co. Ltd.	784	10,509
LG Fashion Corp.	3,080	141,030
LG Hausys Ltd.	2,093	143,607
LG International Corp.	4,697	242,147
LG Life Sciences Ltd.[a]	2,940	108,991
LIG Insurance Co. Ltd.	5,810	142,411
Lock & Lock Co. Ltd.	2,310	68,097
Lotte Chilsung Beverage Co. Ltd.	105	124,994
Lotte Midopa Co. Ltd.	3,570	80,981
Lotte Samkang Co. Ltd.	231	78,382
Medipost Co. Ltd.[a]	1,246	104,529
MegaStudy Co. Ltd.	784	104,132
Meritz Finance Holdings Co. Ltd.[a]	48,230	99,457
Meritz Fire & Marine Insurance Co. Ltd.	8,330	84,717
Namhae Chemical Corp.	8,750	96,370
Namyang Dairy Products Co. Ltd.	133	102,600
Neowiz Games Corp.[a]	2,170	124,482
Nexen Tire Corp.	5,880	101,688
NongShim Co. Ltd.	574	128,590
OCI Materials Co. Ltd.	1,085	100,684
Orion Corp.	525	260,815
Partron Co. Ltd.	10,514	101,508
Poongsan Corp.	3,500	138,117

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
POSCO Chemtech Co. Ltd.	441	$87,220
Posco ICT Co. Ltd.[a]	13,706	92,114
RNL BIO Co. Ltd.[a]	19,600	112,068
S&T Dynamics Co. Ltd.	7,420	113,367
Sambu Construction Co. Ltd.	1,910	14,161
Samsung Fine Chemicals Co. Ltd.	3,297	159,774
Samyang Corp.	889	92,079
Seah Besteel Corp.	1,680	103,775
SFA Engineering Corp.	2,303	134,702
Shinwha Intertek Corp.[a]	3,087	14,410
SK Broadband Co. Ltd.[a]	32,662	111,746
SK Chemicals Co. Ltd.	2,457	187,928
SK Communications Co. Ltd.[a]	5,187	88,488
SK Securities Co. Ltd.	99,470	130,066
SKC Co. Ltd.	2,891	155,545
STX Corp. Co. Ltd.	7,770	117,622
STX Engine Co. Ltd.	5,250	97,190
STX Offshore & Shipbuilding Co. Ltd.	8,610	151,322
Sung Kwang Bend Co. Ltd.	5,243	97,552
Sungwoo Hitech Co. Ltd.	4,522	82,866
Suprema Inc.	2,562	24,615
Taekwang Industrial Co. Ltd.	63	82,614
Taewoong Co. Ltd.[a]	2,527	94,273
Taihan Electric Wire Co. Ltd.[a]	29,400	128,144
Technosemichem Co. Ltd.	1,967	79,465
TK Corp.[a]	4,977	101,467
Tong Yang Life Insurance Co.	6,440	78,474
Tong Yang Securities Inc.	26,180	129,078
Wonik IPS Co. Ltd.[a]	13,391	98,658
Woojin Inc.	770	10,862
Woongjin Thinkbig Co. Ltd.	7,490	122,862
Youngone Corp.	4,830	81,719

		12,338,548

TAIWAN – 19.43%
Ability Enterprise Co. Ltd.	126,000	130,737
ALI Corp.	119,000	131,267
Altek Corp.	112,000	128,951
Ambassador Hotel Ltd. (The)	63,000	70,146
AmTRAN Technology Co. Ltd.	251,312	147,706
Asia Optical Co. Inc.[a]	70,000	87,592
Asia Polymer Corp.	42,000	65,151
BES Engineering Corp.	350,000	103,156

Security	Shares	Value
Career Technology MFG. Co. Ltd.	49,000	$98,137
Cathay Real Estate Development Co. Ltd.	147,000	66,382
Cheng Loong Corp.	308,000	127,937
China Bills Finance Corp.	210,000	73,114
China Manmade Fibers Corp.[a]	217,000	89,016
China Steel Chemical Corp.	14,000	69,977
China Synthetic Rubber Corp.	119,000	118,551
Chipbond Technology Corp.	126,000	115,100
Chong Hong Construction Co.	28,000	67,371
Chroma ATE Inc.	63,000	158,969
Chung Hung Steel Corp.	294,000	126,176
Compal Communications Inc.	70,000	75,648
Compeq Manufacturing Co.[a]	266,000	114,159
Contrel Technology Co. Ltd.	101,000	39,342
CSBC Corp. Taiwan	98,000	86,144
CTCI Corp.	84,000	111,046
Cyberlink Corp.	49,000	107,089
CyberTAN Technology Inc.	98,000	113,170
D-Link Corp.	154,000	123,160
Dynapack International Technology Corp.	21,000	79,629
Elan Microelectronics Corp.	126,000	136,166
ENE Technology Inc.	64,000	52,838
Far Eastern International Bank Ltd.	139,849	65,804
Faraday Technology Corp.	126,000	126,393
First Steamship Co. Ltd.	35,000	76,613
FLEXium Interconnect Inc.	29,229	86,449
Formosan Rubber Group Inc.	105,000	86,868
G Tech Optoelectronics Corp.	24,346	68,457
Gemtek Technology Corp.	140,000	122,098
Genesis Photonics Inc.[a]	42,000	75,865
Gigabyte Technology Co. Ltd.	147,000	144,418
Gigastorage Corp.	84,000	80,932
Gintech Energy Corp.	56,000	83,007
Global Unichip Corp.	28,000	95,072
Gloria Material Technology Corp.[a]	98,000	97,123
Goldsun Development & Construction Co. Ltd.	210,000	97,365
Grand Pacific Petrochemical Corp.	140,000	82,766
Great Wall Enterprise Co. Ltd.	58,770	64,018
Greatek Electronics Inc.	231,000	166,425
Green Energy Technology Inc.[a]	35,000	70,098
HannsTouch Solution Inc.[a]	196,000	90,874
Hey Song Corp.	70,000	81,077

14	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Ho Tung Chemical Corp.[a]	147,000	$97,292
Holy Stone Enterprise Co. Ltd.	175,000	170,117
Huaku Development Co. Ltd.	28,000	67,468
Huang Hsiang Construction Co.	28,000	60,518
Hung Sheng Construction Co. Ltd.	259,000	129,458
Infortrend Technology Inc.	140,000	148,400
ITEQ Corp.	112,000	135,128
Jih Sun Financial Holdings Co. Ltd.	189,379	60,059
Kenda Rubber Industrial Co. Ltd.	77,000	99,802
Kerry TJ Logistics Co. Ltd.	70,000	80,956
Kindom Construction Co.	91,000	59,601
King Yuan Electronics Co. Ltd.	385,000	149,968
King’s Town Bank[a]	98,000	69,253
Kinpo Electronics Inc.	658,000	172,839
Lealea Enterprise Co. Ltd.	161,000	74,091
Lien Hwa Industrial Corp.	105,000	71,847
LITE-ON IT Corp.	105,000	113,110
Makalot Industrial Co. Ltd.	42,000	99,030
Masterlink Securities Corp.	182,000	71,835
Mercuries & Associates Ltd.	63,000	69,386
Merida Industry Co. Ltd.	35,000	86,386
Micro-Star International Co. Ltd.	420,000	197,625
Microbio Co. Ltd.	84,000	97,871
MIN AIK Technology Co. Ltd.	42,000	90,488
MiTAC International Corp.	399,000	147,857
Neo Solar Power Corp.	91,000	92,539
Oriental Union Chemical Corp.	70,000	112,205
Pan-International Industrial Corp.	112,000	136,479
Paragon Technologies Co. Ltd.	64,000	65,192
PChome Online Inc.	14,000	103,759
Phihong Technology Co. Ltd.	56,000	80,594
Pixart Imaging Inc.	21,560	52,396
Plotech Co. Ltd.	46,000	26,243
Portwell Inc.[a]	77,000	66,623
President Securities Corp.	119,000	69,736
Prince Housing & Development Corp.	91,000	85,951
Radiant Opto-Electronics Corp.	56,000	184,740
Radium Life Tech Co. Ltd.	63,000	61,133
Ralink Technology Corp.	42,000	131,460
Ritek Corp.[a]	812,000	151,710
Sanyang Industry Co. Ltd.	147,000	100,839
Senao International Co. Ltd.	21,000	90,850
Shihlin Electric & Engineering Corp.	105,000	120,530

Security	Shares	Value
Shining Building Business Co. Ltd.[a]	56,000	$60,325
Shinkong Synthetic Fibers Corp.	273,000	104,929
Shinkong Textile Co. Ltd.	63,000	79,919
Silitech Technology Corp.	42,000	112,784
Sinyi Realty Co.	42,000	70,580
Soft-World International Corp.	28,000	81,366
Solar Applied Materials Technology Corp.	56,000	85,903
Solartech Energy Corp.	49,000	62,581
Solytech Enterprise Corp.[a]	185,000	70,787
Ta Chen Stainless Pipe Co. Ltd.[a]	294,000	175,329
Ta Chong Bank Co. Ltd.[a]	210,000	67,974
Taichung Commercial Bank Co. Ltd.[a]	175,000	66,659
Taiflex Scientific Co. Ltd.	49,000	78,543
Taiwan Hon Chuan Enterprise Co. Ltd.	28,000	76,058
Taiwan Life Insurance Co. Ltd.	80,850	68,561
Taiwan Paiho Ltd.	105,000	92,116
Taiwan Secom Co. Ltd.	84,000	151,730
Taiwan Surface Mounting Technology Co. Ltd.	42,000	94,107
Taiwan TEA Corp.	133,000	80,920
Taiwan-Sogo Shinkong Security Corp.	147,000	127,189
Ton Yi Industrial Corp.	112,000	67,564
Tong Hsing Electronic Industries Ltd.	28,000	71,232
Tong Yang Industry Co. Ltd.	97,370	107,408
Tsann Kuen Enterprise Co. Ltd.	35,000	83,490
TTY Biopharm Co. Ltd.	21,000	83,611
TXC Corp.	119,000	139,061
Union Bank of Taiwan[a]	224,000	86,868
Unity Opto Technology Co. Ltd.[a]	112,000	106,558
UPC Technology Corp.	105,000	62,436
USI Corp.	91,000	102,890
Via Technologies Inc.[a]	126,000	121,833
Visual Photonics Epitaxy Co. Ltd.	63,000	87,302
Wafer Works Corp.	105,000	99,174
Wah Lee Industrial Corp.	98,000	150,161
Waterland Financial Holdings Co. Ltd.[a]	189,000	79,810
Wei Chuan Food Corp.[a]	84,000	101,636
Win Semiconductors Corp.	70,000	69,012
Wistron NeWeb Corp.	28,000	71,521
WT Microelectronics Co. Ltd.	70,000	117,875
Yageo Corp.	427,000	136,448
Yieh Phui Enterprise Co. Ltd.	434,000	169,803

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
Yuen Foong Yu Paper Manufacturing Co. Ltd.	231,000	$94,759
YungShin Global Holding Corp.	49,000	70,604
Yungtay Engineering Co. Ltd.	42,000	74,851
Zinwell Corp.	91,000	103,047

		13,496,227

THAILAND – 3.48%
Amata Corp. PCL NVDR	218,400	107,123
Bumrungrad Hospital PCL NVDR	96,600	123,288
Delta Electronics (Thailand) PCL NVDR	170,800	124,809
Electricity Generating PCL NVDR	23,800	73,060
Esso (Thailand) PCL NVDR	200,900	69,045
Hana Microelectronics PCL NVDR	190,400	142,308
Hemaraj Land and Development PCL NVDR	1,256,500	96,428
Home Product Center PCL NVDR	219,100	74,569
Jasmine International PCL NVDR	753,200	59,311
Khon Kaen Sugar Industry PCL NVDR	181,300	93,160
Kiatnakin Bank PCL NVDR	122,500	141,016
Minor International PCL NVDR	227,500	97,164
Phatra Capital PCL NVDR	15,500	15,516
Pruksa Real Estate PCL NVDR	161,700	101,973
Ratchaburi Electricity Generating Holding PCL NVDR	49,000	72,347
Robinson Department Store PCL NVDR	60,200	78,338
Sahaviriya Steel Industries PCL NVDR[a]	4,078,900	122,489
Siam City Cement PCL NVDR	14,000	107,908
Siam Makro PCL NVDR	14,000	114,915
Sri Trang Agro-Industry PCL NVDR	107,800	93,520
Supalai PCL NVDR	175,700	83,248
Thai Tap Water Supply PCL NVDR	415,800	71,450
Thai Union Frozen Products PCL NVDR	45,500	85,777
Thai Vegetable Oil PCL NVDR	95,900	75,517
Thanachart Capital PCL NVDR	111,300	116,982
TISCO Financial Group PCL NVDR	54,600	74,695

		2,415,956

TURKEY – 2.06%
Advansa Sasa Polyester Sanayi ASa	13,300	11,621
Afyon Cimento Sanayi TAS	161	10,598
Bagfas Bandirma Gubre Fabrikalari AS	133	11,234
Besiktas Futbol Yatirimlar Sanayi ve Ticaret ASa	2,926	14,454
Bizim Toptan Satis Magazalari AS	11,095	141,220

Security	Shares	Value
Bolu Cimento Sanayii AS	40,000	$31,224
Dogan Gazetecilik ASa	19,257	23,782
Eczacibasi Yatirim Holding Ortakligi AS	4,774	12,653
Gunes Sigorta ASa	9,975	10,517
Ihlas Holding ASa	269,017	145,741
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	458,409	224,311
Koza Anadolu Metal Madencilik Isletmeleri ASa	79,975	199,862
Net Holding ASa	12,320	10,191
Tat Konserve Sanayii ASa	7,028	10,481
Tire Kutu Ve Kagit Sanayii ASa	29,540	17,208
Trakya Cam Sanayii AS	60,447	90,143
Turkiye Sinai Kalkinma Bankasi AS	176,841	187,488
Ulker Biskuvi Sanayi AS	63,077	196,214
Yazicilar Holding AS	14,098	80,483

		1,429,425

TOTAL COMMON STOCKS
(Cost: $69,828,341)		68,363,330

PREFERRED STOCKS – 1.58%

BRAZIL – 1.58%
Banco ABC Brasil SA	14,000	94,144
Banco Daycoval SA	14,000	76,691
Banco Industrial e Comercial SA	14,700	82,376
Banco Panamericano SA	21,000	73,914
Companhia Ferro Ligas da Bahia – Ferbasa	17,500	112,391
Confab Industrial SA	46,900	143,517
Contax Participacoes SA	10,500	135,002
Marcopolo SA	32,900	126,570
Randon Implementos e Participacoes SA	18,900	124,120
Saraiva Livreiros Editores SA	7,700	129,400

		1,098,125

TOTAL PREFERRED STOCKS
(Cost: $1,024,643)		1,098,125

16	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

Security	Shares	Value
RIGHTS – 0.01%

PHILIPPINES ISLANDS – 0.01%
Belle Corp.[a,b]	117,833	$4,737

		4,737

TOTAL RIGHTS
(Cost: $0)		4,737

SHORT-TERM INVESTMENTS – 0.00%

MONEY MARKET FUNDS – 0.00%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	2,552	2,552

		2,552

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,552)		2,552

TOTAL INVESTMENTS IN SECURITIES – 100.04%
(Cost: $70,855,536)		69,468,744

Other Assets, Less Liabilities – (0.04)%		(25,356)

NET ASSETS – 100.00%		$69,443,388

CPO – Certificates of Participation (Ordinary)

NVDR – Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Statement of Assets and Liabilities

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

August 31, 2011

ASSETS
Investments, at cost:
Unaffiliated	$70,852,984
Affiliated (Note 2)	2,552

Total cost of investments	$70,855,536

Investments in securities, at fair value (Note 1):
Unaffiliated	$69,466,192
Affiliated (Note 2)	2,552

Total fair value of investments	69,468,744
Foreign currencies, at value[a]	84,385
Receivables:
Investment securities sold	1,033,160
Dividends	104,247

Total Assets	70,690,536

LIABILITIES
Payables:
Investment securities purchased	1,225,315
Foreign taxes (Note 1)	2,532
Investment advisory fees (Note 2)	19,301

Total Liabilities	1,247,148

NET ASSETS	$69,443,388

Net assets consist of:
Paid-in capital	$70,832,414
Undistributed net investment income	62,835
Accumulated net realized loss	(64,021)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,387,840)

NET ASSETS	$69,443,388

Shares outstanding[b]	1,400,000

Net asset value per share	$49.60

[a]	Cost of foreign currencies: $84,348.
[b]	$0.001 par value, number of shares authorized: 500 million.

See notes to consolidated financial statements.

18	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

Period from August 16, 2011 (commencement of operations) through August 31, 2011

NET INVESTMENT INCOME
Dividends – unaffiliated[a]	$114,506

114,506
Less: Other foreign taxes (Note 1)	(2,532)

Total investment income	111,974

EXPENSES
Investment advisory fees (Note 2)	19,301

Total expenses	19,301

Net investment income	92,673

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments – unaffiliated	(63,961)
Foreign currency transactions	(29,898)

Net realized loss	(93,859)

Net change in unrealized appreciation/depreciation on:
Investments	(1,386,792)
Translation of assets and liabilities in foreign currencies	(1,048)

Net change in unrealized appreciation/depreciation	(1,387,840)

Net realized and unrealized loss	(1,481,699)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,389,026)

[a]	Net of foreign withholding tax of $16,561.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	19

Consolidated Statement of Changes in Net Assets

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

Period from August 16, 2011[a] to August 31, 2011
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$92,673
Net realized loss	(93,859)
Net change in unrealized appreciation/depreciation	(1,387,840)

Net decrease in net assets resulting from operations	(1,389,026)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	70,832,414

Net increase in net assets from capital share transactions	70,832,414

INCREASE IN NET ASSETS	69,443,388

NET ASSETS
Beginning of period	–

End of period	$69,443,388

Undistributed net investment income included in net assets at end of period	$62,835

SHARES ISSUED
Shares sold	1,400,000

Net increase in shares outstanding	1,400,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

20	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

(For a share outstanding throughout the period)

Period from Aug. 16, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$50.54

Income from investment operations:
Net investment income[b]	0.07
Net realized and unrealized loss[c]	(1.01)

Total from investment operations	(0.94)

Net asset value, end of period	$49.60

Total return	(1.86)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$69,443
Ratio of expenses to average net assets[e]	0.69%
Ratio of net investment income to average net assets[e]	3.33%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
f	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2011 would have been 2%. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	21

Notes to Consolidated Financial Statements

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares MSCI Index Fund	Diversification Classification
Emerging Markets Small Cap[a]	Non-diversified

[a]	The Fund commenced operations on August 16, 2011.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements include the accounts of the Subsidiary.

The Fund invests in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and

22	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”); and

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2011. The breakdown of the Fund’s investments into major categories is disclosed in its Consolidated Schedule of Investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total

Common Stocks	$68,363,330	$–	$–	$68,363,330
Preferred Stocks	1,098,125	–	–	1,098,125
Rights	–	–	4,737	4,737
Short-Term Investments	2,552	–	–	2,552

	$69,464,007	$–	$4,737	$69,468,744

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2011 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

24	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and foreign taxes on other corporate events are reflected in “Other foreign taxes.” Foreign taxes payable as of August 31, 2011, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The Subsidiary is subject to tax in Mauritius on its net income. See the “Income Taxes” section for further information.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of August 31, 2011, the tax year-end of the Fund, the components of accumulated net earnings (losses) on a tax basis consisted of undistributed ordinary income of $166,550, unrealized depreciation of $1,491,555 and capital and other losses of $64,021, for accumulated net losses of $1,389,026. The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

As permitted by tax regulations, the Fund has elected to defer net realized capital losses incurred from August 16, 2011 (commencement of operations) to August 31, 2011 of $64,021 and treat them as arising in the year ending August 31, 2012.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by funds for taxable years beginning after December 22, 2010 will not be subject to expiration. The Fund had no non-expiring tax basis net capital loss carryforward as of August 31, 2011, the tax year-end of the Fund. Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2011, the cost of investments for federal income tax purposes was $70,959,251. Net unrealized depreciation was $1,490,507, of which $1,355,893 represented gross unrealized appreciation on securities and $2,846,400 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2011, and has determined that no provision for income tax is required in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These differences are reclassified by the Fund at the end of its tax year and are primarily attributable to passive foreign investment companies and realized gains (losses) from foreign currency transactions. As of August 31, 2011, the Fund made the following reclassifications, which have no effect on net assets or net asset values per share:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/ Accumulated Net Realized Loss
$–	$(29,838)	$29,838

The Fund conducts certain of its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the Consolidated Statement of Operations. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

RECENT ACCOUNTING STANDARD

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statements and disclosures.

26	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund (including the assets invested in the Subsidiary) and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the Consolidated Statement of Operations.

The PNC Financial Services Group, Inc. (“PNC”) and Barclays PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

Certain directors and officers of the Company are also officers of BlackRock Institutional Trust Company, N.A. (“BTC”) and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2011, aggregated $54,577,394 and $1,236,137, respectively.

In-kind purchases and sales (see Note 4) for the period ended August 31, 2011, aggregated $17,575,688 and $–, respectively.

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Consolidated Statements of Changes in Net Assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and an amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

28	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the iShares MSCI Emerging Markets Small Cap Index Fund and its subsidiary, (collectively the “Fund”), at August 31, 2011, the results of its operations, the changes in its net assets and its financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Tax Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

For the period ended August 31, 2011, the Fund earned foreign source income of $131,067 and paid foreign taxes of $17,955 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $17,955 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended August 31, 2011.

In February 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2011. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

30	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required to consider and approve the proposed Investment Advisory Contract between the Company and BFA on behalf of the Fund (the “Advisory Contract”). As required by Section 15(c), the Board requested, and BFA provided, such information as the Board, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on August 4, 2011, the Board approved the selection of BFA and the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings in connection with the Board’s consideration and approval of new investment advisory contracts between other iShares funds and BFA, which took effect upon the consummation of the acquisition by BlackRock of BTC’s asset management business (the “Transaction”) in December 2009. The Independent Directors were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services to be Provided by BFA – The Board reviewed the scope of services to be required of or provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience as well as the resources expected to be available from BFA and its affiliates for the support of the Fund and its shareholders. The Board considered in particular that BFA’s services for other iShares funds reflect BFA’s core competencies, including BFA’s effective use of its proprietary investment systems analyzing securities market risk, asset class correlations and expected returns. The Board also considered services provided by BFA and its affiliates to other iShares funds in connection with the review of counterparty and issuer credit risk and securities lending opportunities and the oversight of intermediaries that provide shareholder support and processing functions. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds.

The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. The Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

The Board took into account prior discussions at Board meetings held during 2009, 2010, and 2011, including representations by management regarding the resources and strengths of BFA in managing the iShares funds after the Transaction and the financial condition of BFA and BlackRock.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Fund Expenses – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at-cost” service providers). In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund. The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rate and overall expenses of the funds in the Lipper Group.

Based on this review, the Board concluded that the proposed investment advisory fees and expense levels of the Fund, as compared to the investment advisory fees and expense levels of the funds in the Lipper Group, supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates – The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two year term, any adjustments in Fund fees would be appropriate.

Economies of Scale – The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board also noted that at previous Board meetings it reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA and BlackRock had continued to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds.

Based on this review, as well as the discussions described above in connection with the Lipper Group comparisons, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the structure of the investment advisory fees reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board considered certain information regarding the investment advisory/management fee rate for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act, collective trust funds, and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that at previous Board meetings BFA provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different services provided as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchanged traded fund, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for Other Accounts that are institutional clients of BFA (or its affiliates), and concluded that the differences appeared to be consistent with the factors discussed.

32	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL CAP INDEX FUND

Other Benefits to BFA and/or its Affiliates – Except as noted below, the Board did not consider any ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, for loaning any portfolio securities. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Officer serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 224 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (54)	Director (since 2009).

President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth

(since 1983).

Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (46)	Director (since 2010); President (since 2007).

Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007- 2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI

(2003-2007).

Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

34	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).

Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Skybridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

DIRECTOR AND OFFICER INFORMATION	35

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non- Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

36	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007- 2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006).

Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008).

DIRECTOR AND OFFICER INFORMATION	37

Notes:

38	2011 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com

or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (“SEI”). BlackRock Fund Advisors (“BFA”) serves as the investment advisor to the Funds. BFA is a subsidiary of BlackRock Institutional Trust Company, N.A., neither of which is affiliated with SEI.

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

©2011 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

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iS-AR-88-0811

Item 2.	Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2011, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $483,283 for the fiscal year ended August 31, 2010 and $498,227 for the fiscal year ended August 31, 2011.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations, were $146,080 for the fiscal year ended August 31, 2010 and $161,600 for the fiscal year ended August 31, 2011.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2010 and August 31, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended August 31, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $4,199,105 for the fiscal year ended August 31, 2010 and $2,611,296 for the fiscal year ended August 31, 2011.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Schedule of Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 21, 2011

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: October 21, 2011